                                                                [Execution Copy]


                         PNC MORTGAGE SECURITIES CORP.,

                        as Depositor and Master Servicer

                                       and

                                   FIRST BANK
                              NATIONAL ASSOCIATION,

                                    as Trustee




                         POOLING AND SERVICING AGREEMENT


                                 $146,707,211.48


                         PNC Mortgage Securities Corp.

                        Mortgage Pass-Through Certificates
                                  Series 1996-4
                               (Certificate Trust)

                  First Level Mortgage Pass-Through Certificates
                                  Series 1996-4
                         (First Level Certificate Trust)

                     Mortgage Trust Pass-Through Certificates
                                  Series 1996-4
                                (Mortgage Trust)


                         Cut-Off Date:  December 1, 1996

                                TABLE OF CONTENTS
                                                                        PAGE

Preliminary Statement. . . . . . . . . . . . . . . . . . . . . . . . . .  1

                                    ARTICLE I

     Section 1.01.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . .  8
                    Aggregate Certificate Principal Balance. . . . . . .  8
                    Appraised Value. . . . . . . . . . . . . . . . . . .  9
                    Assignment of Proprietary Lease. . . . . . . . . . .  9
                    Authenticating Agent . . . . . . . . . . . . . . . .  9
                    Authorized Denomination. . . . . . . . . . . . . . .  9
                    Bankruptcy Coverage. . . . . . . . . . . . . . . . .  9
                    Bankruptcy Coverage Initial Amount . . . . . . . . .  9
                    Bankruptcy Loss. . . . . . . . . . . . . . . . . . .  9
                    Beneficial Holder: . . . . . . . . . . . . . . . . .  9
                    Book-Entry Certificates. . . . . . . . . . . . . . . 10
                    Business Day . . . . . . . . . . . . . . . . . . . . 10
                    Buydown Agreement. . . . . . . . . . . . . . . . . . 10
                    Buydown Fund . . . . . . . . . . . . . . . . . . . . 10
                    Buydown Fund Account . . . . . . . . . . . . . . . . 10
                    Buydown Loan . . . . . . . . . . . . . . . . . . . . 10
                    Certificate. . . . . . . . . . . . . . . . . . . . . 10
                    Certificate Account. . . . . . . . . . . . . . . . . 11
                    Certificate Principal Balance. . . . . . . . . . . . 11
                    Certificate Register and Certificate Registrar . . . 11 Certificate Trust Available Distribution Amount. . . 11 Certificate Trust Certificate Distribution Amount. . 11
                    Certificate Trust Certificates . . . . . . . . . . . 12
                    Certificate Trust Fund . . . . . . . . . . . . . . . 12
                    Certificateholder or Holder. . . . . . . . . . . . . 12
                    Class. . . . . . . . . . . . . . . . . . . . . . . . 12
                    Class A Certificates . . . . . . . . . . . . . . . . 13
                    Class B Certificates . . . . . . . . . . . . . . . . 13
                    Class B Loan Group Component Balance . . . . . . . . 13
                    Class B-1 Certificates . . . . . . . . . . . . . . . 13
                    Class B-2 Certificates . . . . . . . . . . . . . . . 13
                    Class B-3 Certificates . . . . . . . . . . . . . . . 13
                    Class B-4 Certificates . . . . . . . . . . . . . . . 13
                    Class B-5 Certificates . . . . . . . . . . . . . . . 13
                    Class B-6 Certificates . . . . . . . . . . . . . . . 13
                    Class B1-L Certificates. . . . . . . . . . . . . . . 13
                    Class B2-L Certificates. . . . . . . . . . . . . . . 13
                    Class B3-L Certificates. . . . . . . . . . . . . . . 14
                    Class B4-L Certificates. . . . . . . . . . . . . . . 14

                                                                       PAGE

                    Class B5-L Certificates. . . . . . . . . . . . . . . 14
                    Class B6-L Certificates. . . . . . . . . . . . . . . 14
                    Class I Certificates . . . . . . . . . . . . . . . . 14
                    Class IA Certificates. . . . . . . . . . . . . . . . 14
                    Class IA Liquidation Amount. . . . . . . . . . . . . 14
                    Class IA Percentage. . . . . . . . . . . . . . . . . 14
                    Class IA Prepayment Percentage or Class IIA Prepayment
                    Percentage . . . . . . . . . . . . . . . . . . . . . 14
                    Class IA Principal Distribution Amount . . . . . . . 16
                    Class IA-1 Certificates. . . . . . . . . . . . . . . 16
                    Class IA-2 Certificates. . . . . . . . . . . . . . . 16
                    Class IA-3 Certificates. . . . . . . . . . . . . . . 16
                    Class IA-3 Liquidation Amount. . . . . . . . . . . . 16
                    Class IA-3 Percentage. . . . . . . . . . . . . . . . 16
                    Class IA-3 Prepayment Percentage . . . . . . . . . . 16
                    Class IA-3 Principal Distribution Amount . . . . . . 16
                    Class IA1-L Certificates . . . . . . . . . . . . . . 17
                    Class IA2-L Certificates . . . . . . . . . . . . . . 17
                    Class IA3-L Certificates . . . . . . . . . . . . . . 17
                    Class II Certificates. . . . . . . . . . . . . . . . 17
                    Class IIA Certificates . . . . . . . . . . . . . . . 17
                    Class IIA Liquidation Amount . . . . . . . . . . . . 17
                    Class IIA Percentage . . . . . . . . . . . . . . . . 17
                    Class IIA Principal Distribution Amount. . . . . . . 17
                    Class IIA-1 Certificates . . . . . . . . . . . . . . 17
                    Class IIA-2 Certificates . . . . . . . . . . . . . . 17
                    Class IIA-2 Notional Amount. . . . . . . . . . . . . 18
                    Class IIA-3 Certificates . . . . . . . . . . . . . . 18
                    Class IIA-4 Certificates . . . . . . . . . . . . . . 18
                    Class IIA-5 Adjusted Percentage. . . . . . . . . . . 18
                    Class IIA-5 Certificates . . . . . . . . . . . . . . 18
                    Class IIA-5 Liquidation Amount . . . . . . . . . . . 18
                    Class IIA-5 Percentage . . . . . . . . . . . . . . . 18
                    Class IIA-5 Prepayment Percentage. . . . . . . . . . 18
                    Class IIA-5 Principal Distribution Amount. . . . . . 18
                    Class IIA-6 Certificates . . . . . . . . . . . . . . 19
                    Class IIA-7 Certificates . . . . . . . . . . . . . . 19
                    Class IIA1-L Certificates. . . . . . . . . . . . . . 19
                    Class IIA3-L Certificates. . . . . . . . . . . . . . 19
                    Class IIA4-L Certificates. . . . . . . . . . . . . . 19
                    Class IIA5-L Certificates. . . . . . . . . . . . . . 19
                    Class IIA6-L Certificates. . . . . . . . . . . . . . 19
                    Class IIA7-L Certificates. . . . . . . . . . . . . . 19
                    Class IIP Certificates . . . . . . . . . . . . . . . 19
                    Class IIP Fraction . . . . . . . . . . . . . . . . . 20
                    Class IIP Mortgage Loan. . . . . . . . . . . . . . . 20
                    Class IIP-L Certificates . . . . . . . . . . . . . . 20
                    Class IIP-M Certificates . . . . . . . . . . . . . . 20

                                                                       PAGE

                    Class IIX Certificates . . . . . . . . . . . . . . . 20
                    Class IIX Notional Amount. . . . . . . . . . . . . . 20
                    Class IIX-L Certificates . . . . . . . . . . . . . . 20
                    Class IIX-M Certificates . . . . . . . . . . . . . . 20
                    Class IP Certificates. . . . . . . . . . . . . . . . 20
                    Class IP Fraction. . . . . . . . . . . . . . . . . . 20
                    Class IP Mortgage Loan . . . . . . . . . . . . . . . 21
                    Class IP-L Certificates. . . . . . . . . . . . . . . 21
                    Class IP-M Certificates. . . . . . . . . . . . . . . 21
                    Class IX Certificates. . . . . . . . . . . . . . . . 21
                    Class IX Notional Amount . . . . . . . . . . . . . . 21
                    Class IX-L Certificates. . . . . . . . . . . . . . . 21
                    Class IX-M Certificates. . . . . . . . . . . . . . . 21
                    Class Notional Amount. . . . . . . . . . . . . . . . 21
                    Class P Certificates . . . . . . . . . . . . . . . . 21
                    Class P Fraction . . . . . . . . . . . . . . . . . . 21
                    Class P Mortgage Loans . . . . . . . . . . . . . . . 21
                    Class P-L Certificates . . . . . . . . . . . . . . . 22
                    Class P-M Certificates . . . . . . . . . . . . . . . 22
                    Class Principal Balance. . . . . . . . . . . . . . . 22
                    Class R Certificates . . . . . . . . . . . . . . . . 22
                    Class R-L Certificates . . . . . . . . . . . . . . . 22
                    Class R-1 Certificates . . . . . . . . . . . . . . . 22
                    Class R-2 Certificates . . . . . . . . . . . . . . . 22
                    Class X Certificates . . . . . . . . . . . . . . . . 23
                    Class X Notional Amount. . . . . . . . . . . . . . . 23
                    Class X-M Certificates . . . . . . . . . . . . . . . 23
                    Class Y Certificates . . . . . . . . . . . . . . . . 23
                    Class Y Principal Reduction Amounts. . . . . . . . . 23
                    Class Y-1 Certificates . . . . . . . . . . . . . . . 25
                    Class Y-1 Principal Distribution Amount. . . . . . . 25
                    Class Y-2 Certificates . . . . . . . . . . . . . . . 25
                    Class Y-2 Principal Distribution Amount. . . . . . . 25
                    Class Z Certificates . . . . . . . . . . . . . . . . 25
                    Class Z Principal Reduction Amounts. . . . . . . . . 25
                    Class Z-1 Certificates . . . . . . . . . . . . . . . 26
                    Class Z-1 Principal Distribution Amount. . . . . . . 26
                    Class Z-2 Certificates . . . . . . . . . . . . . . . 26
                    Class Z-2 Principal Distribution Amount. . . . . . . 26
                    Clearing Agency. . . . . . . . . . . . . . . . . . . 26
                    Closing Date . . . . . . . . . . . . . . . . . . . . 26
                    Code . . . . . . . . . . . . . . . . . . . . . . . . 26
                    Company. . . . . . . . . . . . . . . . . . . . . . . 26
                    Compensating Interest. . . . . . . . . . . . . . . . 26
                    Cooperative. . . . . . . . . . . . . . . . . . . . . 26
                    Cooperative Apartment. . . . . . . . . . . . . . . . 26
                    Cooperative Lease. . . . . . . . . . . . . . . . . . 27

                                                                       PAGE

                    Cooperative Loans. . . . . . . . . . . . . . . . . . 27
                    Cooperative Stock. . . . . . . . . . . . . . . . . . 27
                    Cooperative Stock Certificate. . . . . . . . . . . . 27
                    Corporate Trust Office . . . . . . . . . . . . . . . 27
                    Corresponding Class. . . . . . . . . . . . . . . . . 27
                    Credit Support Depletion Date. . . . . . . . . . . . 27
                    Curtailment. . . . . . . . . . . . . . . . . . . . . 27
                    Curtailment Shortfall. . . . . . . . . . . . . . . . 28
                    Custodial Account for P&I. . . . . . . . . . . . . . 28
                    Custodial Account for Reserves . . . . . . . . . . . 28
                    Custodial Agreement. . . . . . . . . . . . . . . . . 28
                    Custodian. . . . . . . . . . . . . . . . . . . . . . 28
                    Cut-Off Date . . . . . . . . . . . . . . . . . . . . 28
                    DCR. . . . . . . . . . . . . . . . . . . . . . . . . 28
                    Definitive Certificates. . . . . . . . . . . . . . . 28
                    Depositary Agreement . . . . . . . . . . . . . . . . 28
                    Destroyed Mortgage Note. . . . . . . . . . . . . . . 28
                    Determination Date . . . . . . . . . . . . . . . . . 29
                    Disqualified Organization. . . . . . . . . . . . . . 29
                    Distribution Date. . . . . . . . . . . . . . . . . . 29
                    DTC. . . . . . . . . . . . . . . . . . . . . . . . . 29
                    DTC Participant. . . . . . . . . . . . . . . . . . . 29
                    Due Date . . . . . . . . . . . . . . . . . . . . . . 29
                    Eligible Institution . . . . . . . . . . . . . . . . 29
                    Eligible Investments . . . . . . . . . . . . . . . . 29
                    ERISA. . . . . . . . . . . . . . . . . . . . . . . . 30
                    Event of Default . . . . . . . . . . . . . . . . . . 30
                    Excess Liquidation Proceeds. . . . . . . . . . . . . 30
                    FDIC . . . . . . . . . . . . . . . . . . . . . . . . 31
                    FHA. . . . . . . . . . . . . . . . . . . . . . . . . 31
                    FHLB . . . . . . . . . . . . . . . . . . . . . . . . 31
                    FHLMC. . . . . . . . . . . . . . . . . . . . . . . . 31
                    First Level Certificate Trust Available Distribution
                    Amount . . . . . . . . . . . . . . . . . . . . . . . 31
                    First Level Certificate Trust Certificate Distribution
                    Amount . . . . . . . . . . . . . . . . . . . . . . . 31
                    First Level Certificate Trust Certificates . . . . . 38
                    First Level Certificate Trust Fund . . . . . . . . . 38
                    FNMA . . . . . . . . . . . . . . . . . . . . . . . . 38
                    Fraud Coverage . . . . . . . . . . . . . . . . . . . 38
                    Fraud Coverage Initial Amount. . . . . . . . . . . . 39
                    Fraud Loss . . . . . . . . . . . . . . . . . . . . . 39
                    Group I Loan . . . . . . . . . . . . . . . . . . . . 39
                    Group I Subordinate Amount . . . . . . . . . . . . . 39
                    Group II Loan. . . . . . . . . . . . . . . . . . . . 39
                    Group II Subordinate Amount. . . . . . . . . . . . . 39
                    Indirect DTC Participants. . . . . . . . . . . . . . 39
                    Insurance Proceeds . . . . . . . . . . . . . . . . . 39
                    Interest Distribution Amount . . . . . . . . . . . . 40

                                                                       PAGE

                    Investment Account . . . . . . . . . . . . . . . . . 40
                    Investment Depository. . . . . . . . . . . . . . . . 40
                    Junior Subordinate Certificates. . . . . . . . . . . 40
                    Lender . . . . . . . . . . . . . . . . . . . . . . . 40
                    LIBOR. . . . . . . . . . . . . . . . . . . . . . . . 40
                    LIBOR Determination Date . . . . . . . . . . . . . . 41
                    Liquidated Mortgage Loan . . . . . . . . . . . . . . 41
                    Liquidation Principal. . . . . . . . . . . . . . . . 41
                    Liquidation Proceeds . . . . . . . . . . . . . . . . 41
                    Loan Group . . . . . . . . . . . . . . . . . . . . . 42
                    Loan Group I . . . . . . . . . . . . . . . . . . . . 42
                    Loan Group II. . . . . . . . . . . . . . . . . . . . 42
                    Loan-to-Value Ratio. . . . . . . . . . . . . . . . . 42
                    Lockout Percentage . . . . . . . . . . . . . . . . . 42
                    Master Servicer. . . . . . . . . . . . . . . . . . . 42
                    Master Servicing Fee . . . . . . . . . . . . . . . . 42
                    Monthly P&I Advance. . . . . . . . . . . . . . . . . 42
                    Monthly Payment. . . . . . . . . . . . . . . . . . . 42
                    Moody's. . . . . . . . . . . . . . . . . . . . . . . 42
                    Mortgage . . . . . . . . . . . . . . . . . . . . . . 42
                    Mortgage File. . . . . . . . . . . . . . . . . . . . 42
                    Mortgage Interest Rate . . . . . . . . . . . . . . . 44
                    Mortgage Loan Schedule . . . . . . . . . . . . . . . 45
                    Mortgage Loans . . . . . . . . . . . . . . . . . . . 45
                    Mortgage Note. . . . . . . . . . . . . . . . . . . . 45
                    Mortgage Pool. . . . . . . . . . . . . . . . . . . . 45
                    Mortgage Trust Available Distribution Amount . . . . 45
                    Mortgage Trust Certificate Distribution Amount . . . 47
                    Mortgage Trust Certificates. . . . . . . . . . . . . 48
                    Mortgage Trust Fund. . . . . . . . . . . . . . . . . 48
                    Mortgaged Property . . . . . . . . . . . . . . . . . 48
                    Mortgagor. . . . . . . . . . . . . . . . . . . . . . 48
                    Nonrecoverable Advance . . . . . . . . . . . . . . . 48
                    Non-U.S. Person. . . . . . . . . . . . . . . . . . . 48
                    OTS. . . . . . . . . . . . . . . . . . . . . . . . . 49
                    Officer's Certificate. . . . . . . . . . . . . . . . 49
                    Opinion of Counsel . . . . . . . . . . . . . . . . . 49
                    Original Value . . . . . . . . . . . . . . . . . . . 49
                    Ownership Interest . . . . . . . . . . . . . . . . . 49
                    Pass-Through Entity. . . . . . . . . . . . . . . . . 49
                    Pass-Through Rate. . . . . . . . . . . . . . . . . . 49
                    Paying Agent . . . . . . . . . . . . . . . . . . . . 49
                    Payoff . . . . . . . . . . . . . . . . . . . . . . . 49
                    Payoff Earnings. . . . . . . . . . . . . . . . . . . 49
                    Payoff Interest. . . . . . . . . . . . . . . . . . . 50
                    Payoff Period. . . . . . . . . . . . . . . . . . . . 50
                    Percentage Interest. . . . . . . . . . . . . . . . . 50

                                                                       PAGE

                    Permitted Transferee . . . . . . . . . . . . . . . . 51
                    Person . . . . . . . . . . . . . . . . . . . . . . . 51
                    Prepaid Monthly Payment. . . . . . . . . . . . . . . 51
                    Primary Insurance Policy . . . . . . . . . . . . . . 51
                    Principal Balance. . . . . . . . . . . . . . . . . . 51
                    Principal Payment. . . . . . . . . . . . . . . . . . 52
                    Principal Payment Amount . . . . . . . . . . . . . . 52
                    Principal Prepayment . . . . . . . . . . . . . . . . 52
                    Principal Prepayment Amount. . . . . . . . . . . . . 52
                    Prior Period . . . . . . . . . . . . . . . . . . . . 52
                    Pro Rata Allocation. . . . . . . . . . . . . . . . . 52
                    Purchase Obligation. . . . . . . . . . . . . . . . . 53
                    Purchase Price . . . . . . . . . . . . . . . . . . . 53
                    Qualified Insurer. . . . . . . . . . . . . . . . . . 53
                    Rating Agency. . . . . . . . . . . . . . . . . . . . 53
                    Ratings. . . . . . . . . . . . . . . . . . . . . . . 53
                    Realized Loss. . . . . . . . . . . . . . . . . . . . 53
                    Record Date. . . . . . . . . . . . . . . . . . . . . 55
                    Reference Banks. . . . . . . . . . . . . . . . . . . 55
                    Regular Interest Certificates. . . . . . . . . . . . 55
                    REMIC. . . . . . . . . . . . . . . . . . . . . . . . 55
                    REMIC Provisions . . . . . . . . . . . . . . . . . . 55
                    Remittance Rate. . . . . . . . . . . . . . . . . . . 55
                    Residual Certificates. . . . . . . . . . . . . . . . 55
                    Residual Distribution Amount . . . . . . . . . . . . 56
                    Responsible Officer. . . . . . . . . . . . . . . . . 56
                    Securities Act . . . . . . . . . . . . . . . . . . . 56
                    Security Agreement . . . . . . . . . . . . . . . . . 56
                    Selling and Servicing Contract . . . . . . . . . . . 56
                    Senior Certificates. . . . . . . . . . . . . . . . . 56
                    Senior Subordinate Certificates. . . . . . . . . . . 56
                    Servicer . . . . . . . . . . . . . . . . . . . . . . 56
                    Servicing Fee. . . . . . . . . . . . . . . . . . . . 56
                    Servicing Officer. . . . . . . . . . . . . . . . . . 57
                    Special Hazard Coverage. . . . . . . . . . . . . . . 57
                    Special Hazard Coverage Initial Amount . . . . . . . 57
                    Special Hazard Loss. . . . . . . . . . . . . . . . . 57
                    Step Down Percentage . . . . . . . . . . . . . . . . 58
                    Stripped Interest Rate . . . . . . . . . . . . . . . 58
                    Subordinate Certificates . . . . . . . . . . . . . . 58
                    Subordinate Liquidation Amount . . . . . . . . . . . 58
                    Subordinate Percentage . . . . . . . . . . . . . . . 58
                    Subordinate Prepayment Percentage. . . . . . . . . . 58
                    Subordinate Principal Distribution Amount. . . . . . 58
                    Subordination Level. . . . . . . . . . . . . . . . . 59
                    Substitute Mortgage Loan . . . . . . . . . . . . . . 59
                    Tax Matters Person . . . . . . . . . . . . . . . . . 59

                                                                       PAGE

                    Termination Date . . . . . . . . . . . . . . . . . . 59
                    Termination Payment. . . . . . . . . . . . . . . . . 59
                    Transfer . . . . . . . . . . . . . . . . . . . . . . 59
                    Transferee . . . . . . . . . . . . . . . . . . . . . 59
                    Transferee Affidavit and Agreement . . . . . . . . . 60
                    Trustee. . . . . . . . . . . . . . . . . . . . . . . 60
                    Uncollected Interest . . . . . . . . . . . . . . . . 60
                    Uncompensated Interest Shortfall . . . . . . . . . . 60
                    Underwriter. . . . . . . . . . . . . . . . . . . . . 60
                    Underwriting Standards . . . . . . . . . . . . . . . 60
                    Uninsured Cause. . . . . . . . . . . . . . . . . . . 60
                    U.S. Person. . . . . . . . . . . . . . . . . . . . . 60
                    VA . . . . . . . . . . . . . . . . . . . . . . . . . 60
                    Withdrawal Date. . . . . . . . . . . . . . . . . . . 60
                    15 Year-Premium Rate Mortgage Loans. . . . . . . . . 61
                    30 Year-Premium Rate Mortgage Loans. . . . . . . . . 61

                                   ARTICLE II

        CONVEYANCE OF THE TRUST FUNDS; REMIC ELECTION AND DESIGNATIONS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  CONVEYANCE OF THE MORTGAGE TRUST FUND; REMIC ELECTION AND
               DESIGNATIONS. . . . . .  . . . . . . . . . . . . . . . . .61
Section 2.02.  ACCEPTANCE BY TRUSTEE . . . . . . . . . . . . . . . . . . 65
Section 2.03.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING
               THE MORTGAGE LOANS. . . . . . . . . . . . . . . . . . . . 66
Section 2.04.  AUTHENTICATION OF THE MORTGAGE TRUST CERTIFICATES AND THE
               CLASS R-1 CERTIFICATES. . . . . . . . . . . . . . . . . . 70
Section 2.05.  CONVEYANCE OF THE FIRST LEVEL CERTIFICATE TRUST FUND;
               REMIC ELECTION AND DESIGNATIONS . . . . . . . . . . . . . 70
Section 2.06.  ACCEPTANCE BY TRUSTEE . . . . . . . . . . . . . . . . . . 73
Section 2.07.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING
               THE MORTGAGE TRUST CERTIFICATES . . . . . . . . . . . . . 74
Section 2.08.  AUTHENTICATION OF FIRST LEVEL CERTIFICATE TRUST CERTIFICATES
               AND THE CLASS R-2 CERTIFICATES. . . . . . . . . . . . . . 74
Section 2.09.  CONVEYANCE OF THE CERTIFICATE TRUST FUND; REMIC ELECTION AND
               DESIGNATIONS. . . . . . . . . . . . . . . . . . . . . . . 74
Section 2.10.  ACCEPTANCE BY TRUSTEE . . . . . . . . . . . . . . . . . . 77
Section 2.11.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING THE
               FIRST LEVEL CERTIFICATE TRUST CERTIFICATES. . . . . . . . 77
Section 2.12.  AUTHENTICATION OF CERTIFICATE TRUST CERTIFICATES AND THE
               CLASS R CERTIFICATES. . . . . . . . . . . . . . . . . . . 78

                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

                                                                       PAGE

Section 3.01.  THE COMPANY TO ACT AS MASTER SERVICER . . . . . . . . . . 78
Section 3.02.  CUSTODIAL ACCOUNTS. . . . . . . . . . . . . . . . . . . . 80
Section 3.03.  THE INVESTMENT ACCOUNT; ELIGIBLE INVESTMENTS. . . . . . . 81
Section 3.04.  THE CERTIFICATE ACCOUNT . . . . . . . . . . . . . . . . . 81
Section 3.05. PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT AND CUSTODIAL ACCOUNTS FOR P&I AND OF BUYDOWN FUNDS FROM THE
               BUYDOWN FUND ACCOUNTS . . . . . . . . . . . . . . . . . . 82
Section 3.06.  MAINTENANCE OF PRIMARY INSURANCE POLICIES; COLLECTIONS
               THEREUNDER. . . . . . . . . . . . . . . . . . . . . . . . 83
Section 3.07.  MAINTENANCE OF HAZARD INSURANCE . . . . . . . . . . . . . 84
Section 3.08.  ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION
               AGREEMENTS. . . . . . . . . . . . . . . . . . . . . . . .  84
Section 3.09.  REALIZATION UPON DEFAULTED MORTGAGE LOANS . . . . . . . . 85
Section 3.10.  TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES . . . . . 86
Section 3.11.  COMPENSATION TO THE MASTER SERVICER AND THE SERVICERS . . 87
Section 3.12.  REPORTS TO THE TRUSTEE; CERTIFICATE ACCOUNT STATEMENT . . 87
Section 3.13.  ANNUAL STATEMENT AS TO COMPLIANCE . . . . . . . . . . . . 88
Section 3.14.  ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING
               THE MORTGAGE LOANS. . . . . . . . . . . . . . . . . . . . 88
Section 3.15.  ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT . 88
Section 3.16.  [RESERVED.] . . . . . . . . . . . . . . . . . . . . . . . 88
Section 3.17.  [RESERVED.] . . . . . . . . . . . . . . . . . . . . . . . 88
Section 3.18.  [RESERVED.] . . . . . . . . . . . . . . . . . . . . . . . 88
Section 3.19.  [RESERVED.] . . . . . . . . . . . . . . . . . . . . . . . 88
Section 3.20.  [RESERVED.] . . . . . . . . . . . . . . . . . . . . . . . 88
Section 3.21.  ASSUMPTION OR TERMINATION OF SELLING AND SERVICING
               CONTRACTS BY TRUSTEE. . . . . . . . . . . . . . . . . . . 89

                                   ARTICLE IV

               PAYMENTS TO CERTIFICATEHOLDERS; PAYMENT OF EXPENSES

Section 4.01.  MORTGAGE TRUST DISTRIBUTIONS. . . . . . . . . . . . . . . 89
Section 4.02.  STATEMENTS TO MORTGAGE TRUST CERTIFICATEHOLDERS . . . . . 90
Section 4.03.  ADVANCES BY THE MASTER SERVICER; DISTRIBUTION REPORTS TO
               THE TRUSTEE. . . . . . . . . . . . . . . . . . . . . . . .91
Section 4.04.  NONRECOVERABLE ADVANCES.. . . . . . . . . . . . . . . . . 92
Section 4.05.  FIRST LEVEL CERTIFICATE TRUST DISTRIBUTIONS . . . . . . . 93
Section 4.06.  STATEMENTS TO FIRST LEVEL CERTIFICATE TRUST
               CERTIFICATEHOLDERS. . . . . . . . . . . . . . . . . . . . 94
Section 4.07.  CERTIFICATE TRUST DISTRIBUTIONS . . . . . . . . . . . . . 95
Section 4.08.  STATEMENTS TO CERTIFICATE TRUST CERTIFICATEHOLDERS. . . . 95

                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01.  THE CERTIFICATES. . . . . . . . . . . . . . . . . . . . . 97
Section 5.02.  CERTIFICATES ISSUABLE IN CLASSES; DISTRIBUTIONS OF
               PRINCIPAL AND INTEREST; AUTHORIZED DENOMINATIONS  . . . .102

                                                                       PAGE

Section 5.03.  REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES . .102
Section 5.04.  MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES . . . .103
Section 5.05.  PERSONS DEEMED OWNERS . . . . . . . . . . . . . . . . . .103
Section 5.06.  TEMPORARY CERTIFICATES. . . . . . . . . . . . . . . . . .103
Section 5.07.  BOOK-ENTRY FOR BOOK-ENTRY CERTIFICATES. . . . . . . . . .104
Section 5.08.  NOTICES TO CLEARING AGENCY. . . . . . . . . . . . . . . .105
Section 5.09.  DEFINITIVE CERTIFICATES . . . . . . . . . . . . . . . . .105
Section 5.10.  OFFICE FOR TRANSFER OF CERTIFICATES . . . . . . . . . . .106

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

Section 6.01.  LIABILITY OF THE COMPANY AND THE MASTER SERVICER. . . . .106
Section 6.02.  MERGER OR CONSOLIDATION OF THE COMPANY OR THE MASTER
               SERVICER. . . . . . . . . . . . . . . . . . . . . . . . .106
Section 6.03.  LIMITATION ON LIABILITY OF THE COMPANY, THE MASTER
               SERVICER AND OTHERS. . . . . . . . . . . . . . . . . . . 106
Section 6.04.  THE COMPANY AND MASTER SERVICER NOT TO RESIGN . . . . . .107

                                   ARTICLE VII

                                     DEFAULT

Section 7.01.  EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . .107
Section 7.02.  TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR. . . . . . . . .110
Section 7.03.  NOTIFICATION TO CERTIFICATEHOLDERS. . . . . . . . . . . .110

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  DUTIES OF TRUSTEE . . . . . . . . . . . . . . . . . . . .111
Section 8.02.  CERTAIN MATTERS AFFECTING THE TRUSTEE . . . . . . . . . .112
Section 8.03.  TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS . .113
Section 8.04.  TRUSTEE MAY OWN CERTIFICATES. . . . . . . . . . . . . . .113
Section 8.05.  THE MASTER SERVICER TO PAY TRUSTEE'S FEES AND EXPENSES. .113
Section 8.06.  ELIGIBILITY REQUIREMENTS FOR TRUSTEE. . . . . . . . . . .113
Section 8.07.  RESIGNATION AND REMOVAL OF TRUSTEE. . . . . . . . . . . .114
Section 8.08.  SUCCESSOR TRUSTEE . . . . . . . . . . . . . . . . . . . .114
Section 8.09.  MERGER OR CONSOLIDATION OF TRUSTEE. . . . . . . . . . . .115
Section 8.10.  APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE . . . . . .115
Section 8.11.  AUTHENTICATING AGENTS . . . . . . . . . . . . . . . . . .116
Section 8.12.  PAYING AGENTS . . . . . . . . . . . . . . . . . . . . . .117

                                   ARTICLE IX

                                   TERMINATION

                                                                       PAGE

Section 9.01.  TERMINATION UPON REPURCHASE BY THE COMPANY OR
               LIQUIDATION OF ALL MORTGAGE LOANS. . . . . . . . . . . . 118
Section 9.02.  ADDITIONAL TERMINATION REQUIREMENTS . . . . . . . . . . .119
Section 9.03.  TRUSTS IRREVOCABLE. . . . . . . . . . . . . . . . . . . .120

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01. AMENDMENT . . . . . . . . . . . . . . . . . . . . . . . .120
Section 10.02. RECORDATION OF AGREEMENT. . . . . . . . . . . . . . . . .121
Section 10.03. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. . . . . . . .121
Section 10.04. ACCESS TO LIST OF CERTIFICATEHOLDERS. . . . . . . . . . .122
Section 10.05. GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . .122
Section 10.06. NOTICES . . . . . . . . . . . . . . . . . . . . . . . . .122
Section 10.07. SEVERABILITY OF PROVISIONS. . . . . . . . . . . . . . . .123
Section 10.08. COUNTERPART SIGNATURES. . . . . . . . . . . . . . . . . .123
Section 10.09. BENEFITS OF AGREEMENT . . . . . . . . . . . . . . . . . .123
Section 10.10. NOTICES AND COPIES TO RATING AGENCY.. . . . . . . . . . .123

                                    EXHIBITS

Exhibit A --   Forms of Certificate Trust Certificates
Exhibit B --   Forms of Residual Certificates
Exhibit C --   Forms of First Level Certificate Trust Certificates
Exhibit D --   Schedule of Mortgage Loans
Exhibit E --   Form of Selling and Servicing Contract
Exhibit F --   Form of Transferor Certificate for Class B-4, Class B-5 and Class
               B-6 Certificates
Exhibit G --   Form of Transferee's Certificate for Class B-4, Class B-5 and
               Class B-6 Certificates
Exhibit H --   Form of Additional Matter Incorporated into the Form of the
               Mortgage Trust Certificates
Exhibit I --   Form of Transferor Certificate
Exhibit J --   Form of Transferee Affidavit and Agreement
Exhibit K --   Form of Additional Matter Incorporated into the Form of the First
               Level Certificate Trust Certificates
Exhibit L --   Form of Rule 144A Investment Representation
Exhibit M --   Form of Trustee's Certificate of Review of Mortgage Loans
Exhibit N --   [Reserved.]
Exhibit O --   Forms of Mortgage Trust Certificates
Exhibit P --   Form of Additional Matter Incorporated into the Form of the
               Certificate Trust Certificates

     This Pooling and Servicing Agreement, dated and effective as of December 1, 1996 (this "Agreement"), is executed between PNC Mortgage Securities Corp., as Depositor and Master Servicer (the "Company"), and First Bank National Association, as Trustee (the "Trustee"). Capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to such terms in
Article I hereof.

                              PRELIMINARY STATEMENT

     The Company at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee for inclusion in the Mortgage Trust Fund. On the Closing Date, the Company will acquire the Mortgage Trust Certificates and the Class R-1 Certificates from the Mortgage Trust Fund as consideration for its transfer to the Mortgage Trust Fund of the Mortgage Loans and certain other assets and will be the owner of the Mortgage Trust Certificates and the Class R-1 Certificates, will acquire the First Level Certificate Trust Certificates and the Class R-2 Certificates from the First Level Certificate Trust Fund as consideration for its transfer to the First Level Certificate Trust Fund of the Mortgage Trust Certificates and will be the owner of the First Level Certificate Trust Certificates and the Class R-2 Certificates, and will acquire the Certificate Trust Certificates and the Class R Certificates from the Certificate Trust Fund as consideration for its transfer to the Certificate Trust Fund of the First Level Certificate Trust Certificates and will be the owner of the Certificate Trust Certificates and the Class R Certificates. The Company has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the issuance to the Company of the Mortgage Trust Certificates representing in the aggregate the entire beneficial ownership of the Mortgage Trust Fund (except for that portion represented by the Class R-1 Certificates), the conveyance to the Trustee by the Company of the Mortgage Trust Certificates and the issuance of the First Level Certificate Trust Certificates representing in the aggregate the entire beneficial interest in the First Level Certificate Trust Fund (except for that portion represented by the Class R-2 Certificates), and the conveyance to the Trustee by the Company of the First Level Certificate Trust Certificates and the issuance of the Certificate Trust Certificates representing in the aggregate the entire beneficial interest in the Certificate Trust Fund (except for that portion represented by the Class R Certificates). All covenants and agreements made by the Company and the Trustee herein with respect to the Mortgage Loans and the other property constituting the Mortgage Trust Fund are for the benefit of the Holders from time to time of the Mortgage Trust Certificates and the Class R-1 Certificates. All covenants and agreements made by the Company and the Trustee herein with respect to the Mortgage Trust Certificates and the other property constituting the First Level Certificate Trust Fund are for the benefit of the Holders from time to time of the First Level Certificate Trust Certificates and the Class R-2 Certificates. All covenants and agreements made by the Company and the Trustee herein with respect to the First Level Certificate Trust Certificates and the other property constituting the Certificate Trust Fund are for the benefit of the Holders from time to time of the Certificate Trust Certificates and the Class R Certificates. The Company is entering into this Agreement, and the Trustee is accepting the three separate trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     The Residual Certificates and the Certificate Trust Certificates issued hereunder, other than the Class B-4, Class B-5 and Class B-6 Certificates, have been offered for sale pursuant to a Prospectus, dated June 25, 1996, and a Prospectus Supplement, dated December 23, 1996, of the Company (together, the "Prospectus"). The Class B-4, Class B-5 and Class B-6 Certificates have been offered for sale pursuant to a Private Placement Memorandum, dated December 27, 1996. The Mortgage Trust Fund, the First Level Certificate Trust Fund and the Certificate Trust Fund created hereunder are intended to be the "Mortgage Trust," the "First Level Certificate Trust" and the "Certificate Trust," respectively, as described in the Prospectus and the Private
Placement Memorandum and the Certificate Trust Certificates and the Residual Certificates are intended to be the "Certificates" described therein. The following tables set forth the designation, type of interest, initial Remittance Rate, initial Class Principal Balance and last scheduled Distribution Date for each Class of Certificates comprising the interests in the Mortgage Trust Fund, the First Level Certificate Trust Fund and the Certificate Trust Fund created hereunder:

                                        MORTGAGE TRUST FUND

                                                            INITIAL CLASS                    LAST SCHEDULED
                    TYPE OF                REMITTANCE          PRINCIPAL                       DISTRIBUTION
DESIGNATION        INTEREST                   RATE(1)            BALANCE                              DATE*
Class Y-1           Regular                 7.000%            $230,430.13                   January 25, 2027
Class Y-2           Regular                 8.000%             495,828.09                   January 25, 2027
Class Z-1           Regular                 7.000%          45,981,128.26                   January 25, 2027
Class Z-2           Regular                 8.000%          98,669,789.57                   January 25, 2027

Class IP-M          Regular                   (2)              336,248.15                   January 25, 2027
Class IX-M          Regular                 7.000%(3)                0.00                   January 25, 2027
Class IIP-M         Regular                   (2)              993,737.28                   January 25, 2027

Class IIX-M         Regular                 8.000%(3)                0.00                   January 25, 2027
Class R-1+          Residual                7.000%                  50.00                   January 25, 2027

_________________
* The Distribution Date in the month after the maturity date for the latest maturing Mortgage Loan in the Mortgage Pool (the "latest possible maturity date" for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations).
+ The Class R-1 Certificates are entitled to receive the applicable Residual Distribution Amount and Excess Liquidation Proceeds.
(1) Interest distributed to the Mortgage Trust Certificates and Class R-1 Certificates on each Distribution Date will have accrued during the Prior Period at the applicable per annum Remittance Rate, except for the Class IP-M and Class IIP-M Certificates which will not be entitled to receive interest.
(2) The Class IP-M and Class IIP-M Certificates will not have a Remittance Rate and will not be entitled to distributions of interest.
(3) The Remittance Rate on the Class IX-M and Class IIX-M Certificates will be 7.000% and 8.000% per annum, respectively. The Class IX-M and Class IIX-M Certificates will accrue interest on the Class IX Notional Amount and Class IIX Notional Amount, respectively. The Class IX Notional Amount and Class IIX Notional Amount as of the Cut-Off Date will be approximately $2,589,942 and $3,122,756, respectively.

     As provided herein, with respect to the Mortgage Trust Fund, the Company will cause an election to be made on behalf of the Mortgage Trust Fund to be treated for federal income tax purposes as a REMIC. The Class Y-1, Class Y-2, Class Z-1, Class Z-2, Class IP-M, Class IX-M, Class IIP-M and Class IIX-M Certificates will be designated "regular interests" in the Mortgage Trust Fund and the Class R-1 Certificates will be designated the sole class of "residual interests" in the Mortgage Trust Fund, for purposes of the REMIC Provisions.

                       FIRST LEVEL CERTIFICATE TRUST FUND

                                                      INITIAL CLASS           LAST SCHEDULED
                    TYPE OF           REMITTANCE          PRINCIPAL             DISTRIBUTION
DESIGNATION        INTEREST               RATE(1)           BALANCE                    DATE*
Class IA1-L         Regular                7.000%     $31,969,544.00         January 25, 2027
Class IA2-L         Regular                7.000%       7,680,000.00         January 25, 2027
Class IA3-L         Regular                7.000%       4,700,000.00         January 25, 2027
Class IP-L          Regular                 (2)           336,248.15         January 25, 2027
Class IX-L          Regular                7.000%(3)            0.00         January 25, 2027
Class IIA1-L        Regular                9.000%      25,494,373.00         January 25, 2027
Class IIA3-L        Regular                7.750%      11,164,000.00         January 25, 2027
Class IIA4-L        Regular                8.000%       3,436,000.00         January 25, 2027
Class IIA5-L        Regular                8.000%       9,658,126.00         January 25, 2027
Class IIA6-L        Regular                7.250%      22,703,372.00         January 25, 2027
Class IIA7-L        Regular                7.750%      22,703,372.00         January 25, 2027
Class IIP-L         Regular                 (2)           993,737.28         January 25, 2027
Class IIX-L         Regular                8.000%(3)            0.00         January 25, 2027
Class B1-L          Regular                 (4)         1,833,840.00         January 25, 2027
Class B2-L          Regular                 (4)         1,833,840.00         January 25, 2027
Class B3-L          Regular                 (4)           733,536.00         January 25, 2027
Class B4-L          Regular                 (4)           440,122.00         January 25, 2027
Class B5-L          Regular                 (4)           513,475.00         January 25, 2027
Class B6-L          Regular                 (4)           513,476.05         January 25, 2027
Class R-L           Regular                7.000%              50.00         January 25, 2027
Class R-2+          Residual               7.000%              50.00         January 25, 2027

_________________
* The Distribution Date in the month after the maturity date for the latest maturing Mortgage Loan in the Mortgage Pool (the "latest possible maturity date" for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations).
+ The Class R-2 Certificates are entitled to receive the applicable Residual Distribution Amount.
(1) Interest distributed to the First Level Certificate Trust Certificates and Class R-2 Certificates on each Distribution Date will have accrued during the Prior Period at the applicable per annum Remittance Rate, except for
     (i) the Class IIA1-L Certificates which will accrue interest during the period from the 25th day of the month prior to each Distribution Date to the 24th day of the month of such Distribution Date and (ii) the Class IP-L and Class IIP-L Certificates which will not be entitled to receive interest.
(2) The Class IP-L and Class IIP-L Certificates will not have a Remittance Rate and will not be entitled to distributions of interest.
(3) The Remittance Rate on the Class IX-L and Class IIX-L Certificates will be 7.000% and 8.000% per annum, respectively. The Class IX-L and Class IIX-L Certificates will accrue interest on the Class IX Notional Amount and Class IIX Notional Amount, respectively. The Class IX Notional Amount and Class IIX Notional Amount as of the Cut-Off Date will be approximately $2,589,942 and $3,122,756, respectively.

(4) The Remittance Rate on the Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L and Class B6-L Certificates will equal the quotient expressed as a percentage of (a) the sum of (i) the product of (x) 7.000% and (y) the Group I Subordinate Amount and (ii) the product of (x) 8.000% and (y) the Group II Subordinate Amount over (b) the sum of the Group I Subordinate Amount and the Group II Subordinate Amount. The initial Remittance Rate on the Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L and Class B6-L Certificates will be approximately 7.683% per annum.


     As provided herein, with respect to the First Level Certificate Trust Fund, the Company will cause an election to be made on behalf of the First Level Certificate Trust Fund to be treated for federal income tax purposes as a REMIC. The First Level Certificate Trust Certificates (other than the Class R-2 Certificates) will be designated "regular interests" in the First Level Certificate Trust Fund and the Class R-2 Certificates will be designated the sole class of "residual interests" in the First Level Certificate Trust Fund, for purposes of the REMIC Provisions.

                             CERTIFICATE TRUST FUND

                                                 INITIAL CLASS               LAST SCHEDULED
                    TYPE OF      REMITTANCE          PRINCIPAL                 DISTRIBUTION
DESIGNATION        INTEREST          RATE(1)           BALANCE                        DATE*
Class IA-1          Regular           7.000%     $31,969,544.0             January 25, 2027
Class IA-2          Regular           7.000%      7,680,000.00             January 25, 2027
Class IA-3          Regular           7.000%      4,700,000.00             January 25, 2027
Class IP            Regular            (2)          336,248.15             January 25, 2027
Class IX            Regular           7.000%(3)           0.00             January 25, 2027
Class IIA-1         Regular            (4)       25,494,373.00             January 25, 2027
Class IIA-2         Regular            (5)                0.00             January 25, 2027
Class IIA-3         Regular           7.750%     11,164,000.00             January 25, 2027
Class IIA-4         Regular           8.000%      3,436,000.00             January 25, 2027
Class IIA-5         Regular           8.000%      9,658,126.00             January 25, 2027
Class IIA-6         Regular           7.250%     22,703,372.00             January 25, 2027
Class IIA-7         Regular           7.750%     22,703,372.00             January 25, 2027
Class IIP           Regular            (2)          993,737.28             January 25, 2027
Class IIX           Regular           8.000%(3)           0.00             January 25, 2027
Class B-1           Regular            (6)        1,833,840.00             January 25, 2027
Class B-2           Regular            (6)        1,833,840.00             January 25, 2027
Class B-3           Regular            (6)          733,536.00             January 25, 2027
Class B-4           Regular            (6)          440,122.00             January 25, 2027
Class B-5           Regular            (6)          513,475.00             January 25, 2027
Class B-6           Regular            (6)          513,476.05             January 25, 2027
Class R+            Residual          7.000%             50.00             January 25, 2027

_________________
* The Distribution Date in the month after the maturity date for the latest maturing Mortgage Loan in the Mortgage Pool (the "latest possible maturity date" for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations).
+ The Class R Certificates are entitled to receive the applicable Residual Distribution Amount.
(1) Interest distributed to the Certificate Trust Certificates and Class R Certificates on each Distribution Date will have accrued during the Prior Period at the applicable per annum Remittance Rate, except for (i) the Class IIA-1 and Class IIA-2 Certificates which will accrue interest during the period from the 25th day of the month prior to each Distribution Date to the 24th day of the month of such Distribution Date and (ii) the Class IP and Class IIP Certificates which will not be entitled to receive interest.
(2) The Class IP and Class IIP Certificates will not have a Remittance Rate and will not be entitled to distributions of interest.
(3) The Remittance Rate on the Class IX and Class IIX Certificates will be 7.000% and 8.000% per annum, respectively. The Class IX and Class IIX Certificates will accrue interest on the Class IX Notional Amount and Class IIX Notional Amount, respectively. The Class IX Notional Amount and Class IIX Notional Amount as of the Cut-Off Date will be approximately $2,589,942 and $3,122,756, respectively.

(4) The initial Remittance Rate for the Class IIA-1 Certificates will be 6.125% per annum. Thereafter, the Class IIA-1 Certificates will accrue interest at a per annum rate equal to LIBOR plus 0.750%, subject to a minimum and maximum Remittance Rate of 0.750% and 9.000% per annum, respectively.
(5) The initial Remittance Rate for the Class IIA-2 Certificates will be 2.875% per annum. Thereafter, the Class IIA-2 Certificates will accrue interest at a per annum rate equal to 8.250% minus LIBOR, subject to a minimum and maximum Remittance Rate of 0.000% and 8.250% per annum, respectively. The Class IIA-2 Certificates will not be entitled to receive distributions of principal and will accrue interest on the Class IIA-2 Notional Amount, which will equal the Class IIA-1 Principal Balance at the time of determination.
(6) The Remittance Rate on the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will equal the quotient expressed as a percentage of (a) the sum of (i) the product of (x) 7.000% and (y) the Group I Subordinate Amount and (ii) the product of (x) 8.000% and (y) the Group II Subordinate Amount over (b) the sum of the Group I Subordinate Amount and the Group II Subordinate Amount. The initial Remittance Rate on the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be approximately 7.683% per annum.

     As provided herein, with respect to the Certificate Trust Fund, the Company will cause an election to be made on behalf of the Certificate Trust Fund to be treated for federal income tax purposes as a REMIC. The Certificate Trust Certificates (other than the Class R Certificates) will be designated "regular interests" in the Certificate Trust Fund and the Class R Certificates will be designated the sole class of "residual interests" in the Certificate Trust Fund, for purposes of the REMIC Provisions. As of the Cut-Off Date, the Mortgage Loans will have an aggregate Principal Balance of $146,707,211.48, the Mortgage Trust Certificates and the Class R-1 Certificates will have an Aggregate Certificate Principal Balance of $146,707,211.48, the First Level Certificate Trust Certificates and the Class R-2 Certificates will have an Aggregate Certificate Principal Balance of $146,707,161.48, and the Certificate Trust Certificates and the Class R Certificates will have an Aggregate Certificate Principal Balance of $146,707,111.48.

                                   WITNESSETH:

     WHEREAS, the Company is a corporation duly organized and existing under and by virtue of the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to undertake the obligations undertaken by it herein;

     WHEREAS, the Company is the owner of the Mortgage Loans identified in the Mortgage Loan Schedule hereto having unpaid Principal Balances on the Cut-Off Date as stated therein;

     WHEREAS, the Company has been duly authorized to create a trust (the "Mortgage Trust") to (i) hold the Mortgage Trust Fund, consisting of the Mortgage Loans and certain other property and (ii) sell undivided beneficial ownership interests in such Mortgage Trust and to do so is selling the Mortgage Trust Certificates and Class R-1 Certificates issued hereunder as hereinafter provided;

     WHEREAS, the Company has been duly authorized to create a trust (the "First Level Certificate Trust") to (i) hold the First Level Certificate Trust Fund consisting of the Mortgage Trust Certificates and (ii) sell undivided beneficial ownership interests in such First Level Certificate Trust and to do so is selling the First Level Certificate Trust Certificates and Class R-2 Certificates issued hereunder as hereinafter provided;

     WHEREAS, the Company has been duly authorized to create a trust (the "Certificate Trust") to (i) hold the Certificate Trust Fund consisting of the First Level Certificate Trust Certificates and (ii) sell undivided beneficial ownership interests in such Certificate Trust and to do so is selling the Certificate Trust Certificates and Class R Certificates issued hereunder as hereinafter provided; and

     WHEREAS, the Trustee is a national banking association duly organized and existing under the laws of the United States and has full power and authority to enter into this Agreement.

     NOW, THEREFORE, in order to declare the terms and conditions upon which the Certificates are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Certificates by the Holders thereof, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Certificates, as follows:


                                    ARTICLE I

     Section 1.01.  DEFINITIONS.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     AGGREGATE CERTIFICATE PRINCIPAL BALANCE: At any given time, (a) the sum of the then current Class Principal Balances of the Certificate Trust Certificates and Class R Certificates, (b) the sum of the then current Class Principal Balances of the First Level Certificate Trust Certificates and Class

R-2 Certificates or (c) the sum of the then current Class Principal Balances of the Mortgage Trust Certificates and Class R-1 Certificates, as applicable.

     APPRAISED VALUE: The amount set forth in an appraisal made by or for the mortgage originator in connection with its origination of each Mortgage Loan.

     ASSIGNMENT OF PROPRIETARY LEASE: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

     AUTHENTICATING AGENT: Any authenticating agent appointed by the Trustee pursuant to Section 8.11.

     AUTHORIZED DENOMINATION: With respect to the Certificates (except the Residual, Class IIA-2, Class IIA-3, Class IIA-4, Class IX, Class IIX and Class R-L Certificates), an initial Certificate Principal Balance equal to $25,000 and integral multiples of $1 in excess thereof, except that one Certificate of each Class of such Certificates may be issued in a different amount that is not a multiple of $1. With respect to each of the Residual Certificates, one Certificate with a Percentage Interest equal to 0.01% and one Certificate with a Percentage Interest equal to 99.99%. With respect to the Class IIA-3 and Class IIA-4 Certificates, an initial Certificate Principal Balance equal to $1,000 and integral multiples of $1 in excess thereof, except that one Certificate of such Class may be issued in a different amount that is not a multiple of $1. With respect to the Class IIA-2, Class IX and Class IIX Certificates, a Class Notional Amount as of the Cut-Off Date equal to $100,000 and integral multiples of $1 in excess thereof, except that one Certificate of each Class may be issued in a different amount. With respect to the Class R-L Certificates, one Certificate with an initial Certificate Principal Balance equal to $50.

     BANKRUPTCY COVERAGE: The Bankruptcy Coverage Initial Amount less (a) any scheduled or permissible reduction in the amount of Bankruptcy Coverage pursuant to this definition and (b) Bankruptcy Losses allocated to the Certificates. Bankruptcy Coverage may be reduced upon written confirmation from the Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agency.

     BANKRUPTCY COVERAGE INITIAL AMOUNT: $50,000.

     BANKRUPTCY LOSS: A loss on a Mortgage Loan arising out of (i) a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a case under the United States Bankruptcy Code, other than any such reduction that arises out of clause (ii) of this definition of "Bankruptcy Loss," including, without limitation, any such reduction that results in a permanent forgiveness of principal, or (ii) with respect to any Mortgage Loan, a valuation, by a court of competent jurisdiction in a case under such Bankruptcy Code, of the related Mortgaged Property in an amount less than the then outstanding Principal Balance of such Mortgage Loan.

     BENEFICIAL HOLDER: A Person holding a beneficial interest in any Book-Entry Certificate as or through a DTC Participant or an Indirect DTC Participant or a Person holding a beneficial interest in any Definitive Certificate.

     BOOK-ENTRY CERTIFICATES: The Class A Certificates that are Certificate Trust Certificates, beneficial ownership and transfers of which shall be made through book entries as described in Section 5.07.

     BUSINESS DAY: Any day other than a Saturday, a Sunday, or a day on which banking institutions in Chicago, Illinois or New York, New York are authorized or obligated by law or executive order to be closed.

     BUYDOWN AGREEMENT: An agreement between a Person and a Mortgagor pursuant to which such Person has provided a Buydown Fund.

     BUYDOWN FUND: A fund provided by the originator of a Mortgage Loan or another Person with respect to a Buydown Loan which provides an amount sufficient to subsidize regularly scheduled principal and interest payments due on such Buydown Loan for a period. Buydown Funds may be (i) funded at the par values of future payment subsidies, or (ii) funded in an amount less than the par values of future payment subsidies, and determined by discounting such par values in accordance with interest accruing on such amounts, in which event they will be deposited in an account bearing interest. Buydown Funds may be held in a separate Buydown Fund Account or may be held in a Custodial Account for P&I or a Custodial Account for Reserves and monitored by a Servicer.

     BUYDOWN FUND ACCOUNT: A separate account or accounts created and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agency) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. Such account or accounts may be non-interest bearing or may bear interest. In the event that a Buydown Fund Account is established pursuant to clause (b) of the preceding sentence, amounts held in such Buydown Fund Account shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Buydown Fund Account may be established.

     BUYDOWN LOAN: A Mortgage Loan for which the Mortgage Interest Rate has been subsidized through a Buydown Fund provided at the time of origination of such Mortgage Loan.

     CERTIFICATE: Any one of the Mortgage Trust Certificates, the Class R-1 Certificates, the First Level Certificate Trust Certificates, the Class R-2 Certificates, the Certificate Trust Certificates or the Class R Certificates, issued pursuant to this Agreement, executed by the Trustee and authenticated by or on behalf of the Trustee hereunder in substantially one of the forms set forth in Exhibits A, B, C and O hereto. The additional matter appearing in Exhibit P shall be deemed incorporated into Exhibit A and the form of the Class R Certificates as though set forth at the end of Exhibit A and the appropriate portion of Exhibit B, as applicable, the additional matter appearing in Exhibit K shall be deemed incorporated into Exhibit C and the form of the Class R-2 Certificates as though set forth at the end of Exhibit C and the appropriate portion of Exhibit B, as applicable, and the additional matter appearing in Exhibit H shall be deemed incorporated into Exhibit O and the form of the Class R-1 Certificates as though set forth at the end of Exhibit O and the appropriate portion of Exhibit B, as applicable.

     CERTIFICATE ACCOUNT: The separate trust account created and maintained with the Trustee, the Investment Depository or any other bank or trust company acceptable to the Rating Agency which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.04, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Certificateholders or any other account serving a similar function acceptable to the Rating Agency. Funds in the Certificate Account in respect of the Mortgage Loans in Loan Group I and the Mortgage Loans in Loan Group II and amounts withdrawn from the Certificate Account attributable to each of such Loan Groups shall be accounted for separately. Funds in the Certificate Account may be invested in Eligible Investments and reinvestment earnings thereon (net of investment losses and Payoff Earnings applied to Compensating Interest) shall be paid to the Master Servicer as additional servicing compensation, in the same manner and subject to the same terms and conditions that apply to the Investment Account under this Agreement. Funds deposited in the Certificate Account (exclusive of the Master Servicing Fee) shall be held in trust for the Certificateholders and for the uses and purposes set forth in Section 3.04, Section 3.05, Section 4.01, Section
4.05 and Section 4.07.

     CERTIFICATE PRINCIPAL BALANCE: For each Certificate of any Class, the portion of the related Class Principal Balance, if any, represented by such Certificate.

     CERTIFICATE REGISTER AND CERTIFICATE REGISTRAR: The register maintained and the registrar appointed, respectively, pursuant to Section 5.03.

     CERTIFICATE TRUST AVAILABLE DISTRIBUTION AMOUNT: With respect to any Distribution Date, the aggregate of all distributions with respect to the First Level Certificate Trust Certificates.

     CERTIFICATE TRUST CERTIFICATE DISTRIBUTION AMOUNT: For any Distribution Date, the Certificate Trust Available Distribution Amount shall be distributed to the Certificate Trust Certificates and Class R Certificates in the following amounts and priority:

           (i) (A) to each Class of Certificate Trust Certificates, other than the Class IIA-1 and Class IIA-2 Certificates, the amounts distributed to its Corresponding Class on such Distribution Date, (B) to the Class IIA-1 Certificates, the amount distributed to the Class IIA1-L Certificates as principal on such Distribution Date, (C) to the Class IIA-1 and Class IIA-2 Certificates, concurrently, the amount distributed as interest to the Class IIA1-L Certificates on such Distribution Date, as follows: (x) to the Class IIA-1 Certificates, an amount equal to the product of the Class IIA-1 Remittance Rate and the Class IIA-1 Principal Balance on such Distribution Date before allocating Realized Losses and giving effect to distributions of interest and principal, in each case for such Distribution Date and
     (y) to the Class IIA-2 Certificates, the product of the Class IIA-2 Remittance Rate and the Class IIA-2 Notional Amount, in each case, pursuant to the definition of "First Level Certificate Trust Certificate Distribution Amount"; and

          (ii) to the Class R Certificates, the sum of (a) the amounts distributed to its Corresponding Class on such Distribution Date, and (b) the applicable Residual Distribution Amount, if any.

     In each case where a distribution is required to be made concurrently to two Classes of Certificate Trust Certificates pursuant to the preceding sentence, if the portion of the First Level Certificate Trust Certificate Distribution Amount from which such distribution is required to be made is insufficient to make such distribution in full to both Classes of Certificate Trust Certificates, such distribution shall be allocated between the two Classes of Certificate Trust Certificates pro rata according to the respective amounts to which they are otherwise entitled from such distribution.

     CERTIFICATE TRUST CERTIFICATES: The Class IA-1, Class IA-2, Class IA-3, Class IIA-1, Class IIA-2, Class IIA-3, Class IIA-4, Class IIA-5, Class IIA-6, Class IIA-7, Class IP, Class IIP, Class IX, Class IIX, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates issued pursuant to this Agreement.

     CERTIFICATE TRUST FUND: The Certificate Trust Fund created pursuant to
Section 2.04 of this Agreement. The Certificate Trust Fund consists of the First Level Certificate Trust Certificates to be held by the Trustee for the benefit of the Holders from time to time of the Certificate Trust Certificates and the Class R Certificates hereunder.

     CERTIFICATEHOLDER OR HOLDER: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Company, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Percentage Interests necessary to effect any such consent has been obtained; provided, that the Trustee may conclusively rely upon an Officer's Certificate to determine whether any Person is an affiliate of the Company or the Master Servicer.

     CLASS: All Mortgage Trust Certificates or the Class R-1 Certificates having the same priority and rights to payments on the Mortgage Loans from the Mortgage Trust Available Distribution Amount, all First Level Certificate Trust Certificates or the Class R-2 Certificates having the same priority and rights to payment from distributions on the Mortgage Trust Certificates and all Certificate Trust Certificates or the Class R Certificates having the same priority and rights to payment from distributions on the First Level Certificate Trust Certificates, as applicable, which Certificates, as applicable, shall be designated as a separate Class, as set forth in the applicable forms of Certificates attached hereto as Exhibits A, B, C and O. Each Class of Mortgage Trust Certificates and the Class R-1 Certificates shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "Mortgage Trust Certificate Distribution Amount" only to the extent of the Mortgage Trust Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "Mortgage Trust Certificate Distribution Amount," each Class of First Level Certificate Trust Certificates and the Class R-2 Certificates shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "First Level Certificate Trust Certificate Distribution Amount" only to the extent of the First Level Certificate Trust Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "First Level Certificate Trust Certificate Distribution Amount" and each Class of Certificate Trust Certificates and the Class R Certificates shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "Certificate Trust Certificate Distribution Amount" only to the extent of the Certificate Trust

Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "Certificate Trust Certificate Distribution Amount."

     CLASS A CERTIFICATES: With respect to the First Level Certificate Trust Certificates, the Class IA and Class IIA Certificates, collectively or as applicable, and with respect to the Certificate Trust Certificates, the Class IA-1, Class IA-2, Class IA-3, Class IIA-1, Class IIA-2, Class IIA-3, Class IIA-4, Class IIA-5, Class IIA-6 and Class IIA-7 Certificates, collectively.

     CLASS B CERTIFICATES: The Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L and Class B6-L Certificates, collectively.

     CLASS B LOAN GROUP COMPONENT BALANCE: At any time for any Loan Group, the then outstanding aggregate Principal Balance of the Mortgage Loans in such Loan Group minus the then outstanding Class Principal Balance of the Class I and Residual Certificates for Loan Group I or Class II Certificates for Loan Group II.

     CLASS B-1 CERTIFICATES: The Certificates designated as "Class B-1" on the face thereof in substantially the form attached hereto as Exhibit A-15. The Class B-1 Certificates shall be entitled to receive distributions related to the Mortgage Loans in Loan Group I and Loan Group II.

     CLASS B-2 CERTIFICATES: The Certificates designated as "Class B-2" on the face thereof in substantially the form attached hereto as Exhibit A-16. The Class B-2 Certificates shall be entitled to receive distributions related to the Mortgage Loans in Loan Group I and Loan Group II.

     CLASS B-3 CERTIFICATES: The Certificates designated as "Class B-3" on the face thereof in substantially the form attached hereto as Exhibit A-17. The Class B-3 Certificates shall be entitled to receive distributions related to the Mortgage Loans in Loan Group I and Loan Group II.

     CLASS B-4 CERTIFICATES: The Certificates designated as "Class B-4" on the face thereof in substantially the form attached hereto as Exhibit A-18. The Class B-4 Certificates shall be entitled to receive distributions related to the Mortgage Loans in Loan Group I and Loan Group II.

     CLASS B-5 CERTIFICATES: The Certificates designated as "Class B-5" on the face thereof in substantially the form attached hereto as Exhibit A-19. The Class B-5 Certificates shall be entitled to receive distributions related to the Mortgage Loans in Loan Group I and Loan Group II.

     CLASS B-6 CERTIFICATES: The Certificates designated as "Class B-6" on the face thereof in substantially the form attached hereto as Exhibit A-20. The Class B-6 Certificates shall be entitled to receive distributions related to the Mortgage Loans in Loan Group I and Loan Group II.

     CLASS B1-L CERTIFICATES: The Certificates designated as "Class B1-L" on the face thereof in substantially the form attached hereto as Exhibit C-14. The Class B1-L Certificates shall be entitled to receive distributions related to the Mortgage Loans in Loan Group I and Loan Group II.

     CLASS B2-L CERTIFICATES: The Certificates designated as "Class B2-L" on the face thereof in substantially the form attached hereto as Exhibit C-15. The Class B2-L Certificates shall be entitled to receive distributions related to the Mortgage Loans in Loan Group I and Loan Group II.

     CLASS B3-L CERTIFICATES: The Certificates designated as "Class B3-L" on the face thereof in substantially the form attached hereto as Exhibit C-16. The Class B3-L Certificates shall be entitled to receive distributions related to the Mortgage Loans in Loan Group I and Loan Group II.

     CLASS B4-L CERTIFICATES: The Certificates designated as "Class B4-L" on the face thereof in substantially the form attached hereto as Exhibit C-17. The Class B4-L Certificates shall be entitled to receive distributions related to the Mortgage Loans in Loan Group I and Loan Group II.

     CLASS B5-L CERTIFICATES: The Certificates designated as "Class B5-L" on the face thereof in substantially the form attached hereto as Exhibit C-18. The Class B5-L Certificates shall be entitled to receive distributions related to the Mortgage Loans in Loan Group I and Loan Group II.

     CLASS B6-L CERTIFICATES: The Certificates designated as "Class B6-L" on the face thereof in substantially the form attached hereto as Exhibit C-19. The Class B6-L Certificates shall be entitled to receive distributions related to the Mortgage Loans in Loan Group I and Loan Group II.

     CLASS I CERTIFICATES: The Class IA1-L, Class IA2-L, Class IA3-L, Class IX-L and Class IP-L Certificates, collectively.

     CLASS IA CERTIFICATES: Class IA1-L, Class IA2-L and Class IA3-L, collectively.

     CLASS IA LIQUIDATION AMOUNT: The aggregate of, for each Group I Loan which became a Liquidated Mortgage Loan during the Prior Period, the lesser of: (i) the Class IA Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class IP Fraction thereof with respect to any Class IP Mortgage Loan), and (ii) the Class IA Prepayment Percentage of Liquidation Principal with respect to such Mortgage Loan.

     CLASS IA PERCENTAGE: With respect to any Distribution Date, the lesser of
(i) 100% and (ii) the sum of the Class Principal Balances of the Class IA, Class R-2 and Class R-L Certificates divided by the aggregate Principal Balance of the Mortgage Loans in Loan Group I (reduced by the Class IP-L Principal Balance), in each case immediately prior to such Distribution Date.

     CLASS IA PREPAYMENT PERCENTAGE OR CLASS IIA PREPAYMENT PERCENTAGE: (i) On any Distribution Date occurring before the Distribution Date in the month of the fifth anniversary of the first Distribution Date, 100%; and (ii) on any other Distribution Date in each of the months of the fifth anniversary of the first Distribution Date and thereafter, as follows: (1) for any such Distribution Date in or after the month of the fifth anniversary of the month of the first Distribution Date but before the sixth anniversary of the month of the first Distribution Date, the Class IA Percentage or Class IIA Percentage, as the case may be, for such Distribution Date plus 70% of the Subordinate Percentage for the related Loan Group for such Distribution Date; (2) for any such Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, the Class IA Percentage or Class IIA Percentage, as the case may be, of such Distribution Date plus 60% of the Subordinate Percentage for the related Loan Group for such Distribution Date; (3) for any such Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, the Class IA Percentage or Class IIA Percentage, as the case may be, for such Distribution Date plus

40% of the Subordinate Percentage for the related Loan Group for such Distribution Date; (4) for any such Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, the Class IA Percentage or Class IIA Percentage, as the case may be, for such Distribution Date plus 20% of the Subordinate Percentage for the related Loan Group for such Distribution Date; and (5) for any such Distribution Date thereafter, the Class IA Percentage or Class IIA Percentage, as the case may be, for such Distribution Date; PROVIDED, HOWEVER, that the reductions described in clause (ii) above with respect to the Class IA Prepayment Percentage shall not occur as of any Distribution Date unless for both Loan Group I and Loan Group II both (I)(X) the average outstanding Principal Balance of the Mortgage Loans in each Loan Group delinquent 60 days or more over the last six months (including Mortgage Loans in foreclosure and Mortgage Loans the property of which is held by the Mortgage Trust Fund and acquired by foreclosure or deed in lieu of foreclosure), as a percentage of the related Class B Loan Group Component Balance, is less than 50% or (Y) the average outstanding Principal Balance of the Mortgage Loans in each Loan Group delinquent 60 days or more over the last six months (including Mortgage Loans in foreclosure and Mortgage Loans the property of which is held by the Mortgage Trust Fund and acquired by foreclosure or deed in lieu of foreclosure), as a percentage of the aggregate average outstanding Principal Balance of all Mortgage Loans in such Loan Group averaged over the last six months, does not exceed 2% and (II) Realized Losses on the Mortgage Loans in each Loan Group to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the first Distribution Date, are less than 30%, 35%, 40%, 45% or 50%, respectively, of the initial related Class B Loan Group Component Balance; and that the reductions described in clause (ii) above with respect to the Class IIA Prepayment Percentage shall not occur as of any Distribution Date unless for both Loan Group I and Loan Group II both (I)(X) the average outstanding Principal Balance of the Mortgage Loans in each Loan Group delinquent 60 days or more over the last six months (including Mortgage Loans in foreclosure and Mortgage Loans the property of which is held by the Mortgage Trust Fund and acquired by foreclosure or deed in lieu of foreclosure), as a percentage of the related Class B Loan Group Component Balance, is less than 50% or (Y) the average outstanding Principal Balance of the Mortgage Loans in each Loan Group delinquent 60 days or more over the last six months (including Mortgage Loans in foreclosure and Mortgage Loans the property of which is held by the Mortgage Trust Fund and acquired by foreclosure or deed in lieu of foreclosure), as a percentage of the aggregate average outstanding Principal Balance of all Mortgage Loans in such Loan Group averaged over the last six months, does not exceed 2% and (II) Realized Losses on the Mortgage Loans in each Loan Group to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the first Distribution Date, are less than 30%, 35%, 40%, 45% or 50%, respectively, of the initial related Class B Loan Group Component Balance. Upon reduction of the Class Principal Balance of the Class I Certificates (other than the Class IP-L Certificates) and the aggregate Class Principal Balance of the Residual Certificates, or the Class Principal Balance of the Class II Certificates (other than the Class IIP-L Certificates), as applicable, to zero, the Class IA Prepayment Percentage or Class IIA Prepayment Percentage related thereto will equal 0%. Notwithstanding the foregoing, if on any Distribution Date, the Class IA Percentage or Class IIA Percentage exceeds the related Class IA Percentage or the Class IIA Percentage as of the Cut-Off Date, then both the Class IA Prepayment Percentage and the Class IIA Prepayment Percentage for such Distribution Date will equal 100%.

     CLASS IA PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (a) the Class IA Percentage of the Principal Payment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class IP-L Certificates pursuant to clause
(I)(a)(i) of the definition of "First Level Certificate Trust Certificate Distribution Amount"), (b) the Class IA Prepayment Percentage of the Principal Prepayment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class IP-L Certificates pursuant to clause (I)(a)(i) of the definition of "First Level Certificate Trust Certificate Distribution Amount") and (c) the Class IA Liquidation Amount.

     CLASS IA-1 CERTIFICATES: The Certificates designated as "Class IA-1" on the face thereof in substantially the form attached hereto as Exhibit A-1. Except as otherwise described herein, the Class IA-1 Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IA-2 CERTIFICATES: The Certificates designated as "Class IA-2" on the face thereof in substantially the form attached hereto as Exhibit A-2. Except as otherwise described herein, the Class IA-2 Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IA-3 CERTIFICATES: The Certificates designated as "Class IA-3" on the face thereof in substantially the form attached hereto as Exhibit A-3. Except as otherwise described herein, the Class IA-3 Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IA-3 LIQUIDATION AMOUNT: The aggregate of, for each Group I Loan which became a Liquidated Mortgage Loan during the Prior Period, the lesser of
(i) the Class IA-3 Percentage of the principal balance of such Mortgage Loan (exclusive of the Class IP Fraction thereof, if applicable) and (ii) the Class IA-3 Percentage on any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, and the Class IA-3 Prepayment Percentage on any Distribution Date thereafter, in each case, of the Liquidation Principal with respect to such Mortgage Loan.

     CLASS IA-3 PERCENTAGE: For any Distribution Date, the lesser of (i) 100% and (ii) the Class IA3-L Principal Balance divided by the aggregate Principal Balance of the Mortgage Loans in Loan Group I (less the Class IP-L Principal Balance), in each case immediately prior to such Distribution Date.

     CLASS IA-3 PREPAYMENT PERCENTAGE: For any Distribution Date, the product of
(a) the Class IA-3 Percentage and (b) the Step Down Percentage.

     CLASS IA-3 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (i) the Class IA-3 Percentage of the Principal Payment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class IP-L Certificates pursuant to clause
(I)(a)(i) of the definition of "First Level Certificate Trust Certificate Distribution Amount"), (ii) the Class IA-3 Prepayment Percentage of the Principal Prepayment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class IP-L Certificates pursuant to clause (I)(a)(i) of the definition of "First Level Certificate Trust Certificate Distribution Amount"), and (iii) the Class IA-3 Liquidation Amount.

     CLASS IA1-L CERTIFICATES: The Certificates designated as "Class IA1-L" on the face thereof in substantially the form attached hereto as Exhibit C-1. Except as otherwise described herein, the Class IA1-L Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IA2-L CERTIFICATES: The Certificates designated as "Class IA2-L" on the face thereof in substantially the form attached hereto as Exhibit C-2. Except as otherwise described herein, the Class IA2-L Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IA3-L CERTIFICATES: The Certificates designated as "Class IA3-L" on the face thereof in substantially the form attached hereto as Exhibit C-3. Except as otherwise described herein, the Class IA3-L Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS II CERTIFICATES: The Class IIA1-L, Class IIA3-L, Class IIA4-L, Class IIA5-L, Class IIA6-L, Class IIA7-L, Class IIX-L and Class IIP-L Certificates, collectively.

     CLASS IIA CERTIFICATES: Class IIA1-L, Class IIA3-L, Class IIA4-L, Class IIA5-L, Class IIA6-L and Class IIA7-L, collectively.

     CLASS IIA LIQUIDATION AMOUNT: The aggregate of, for each Group II Loan which became a Liquidated Mortgage Loan during the Prior Period, the lesser of:
(i) the Class IIA Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class IIP Fraction thereof with respect to any Class IIP Mortgage Loan), and (ii) the Class IIA Prepayment Percentage of Liquidation Principal with respect to such Mortgage Loan.

     CLASS IIA PERCENTAGE: With respect to any Distribution Date, the lesser of
(i) 100% and (ii) the sum of the Class Principal Balances of the Class IIA Certificates divided by the aggregate Principal Balance of the Mortgage Loans in Loan Group II (reduced by the Class IIP-L Principal Balance), in each case immediately prior to such Distribution Date.

     CLASS IIA PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (a) the Class IIA Percentage of the Principal Payment Amount for Loan Group II (exclusive of the portion thereof attributable to principal distributions to the Class IIP-L Certificates pursuant to clause
(I)(b)(i) of the definition of "First Level Certificate Trust Certificate Distribution Amount"), (b) the Class IIA Prepayment Percentage of the Principal Prepayment Amount for Loan Group II (exclusive of the portion thereof attributable to principal distributions to the Class IIP-L Certificates pursuant to clause (I)(b)(i) of the definition of "First Level Certificate Trust Certificate Distribution Amount") and (c) the Class IIA Liquidation Amount.

     CLASS IIA-1 CERTIFICATES: The Certificates designated as "Class IIA-1" on the face thereof in substantially the form attached hereto as Exhibit A-6. Except as otherwise described herein, the Class IIA-1 Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIA-2 CERTIFICATES: The Certificates designated as "Class IIA-2" on the face thereof in substantially the form attached hereto as Exhibit A-7. Except as otherwise described herein, the Class IIA-2 Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIA-2 NOTIONAL AMOUNT: With respect to any Distribution Date, the Class IIA1-L Principal Balance for such Distribution Date prior to giving effect to any distributions thereon or allocation of Realized Losses thereto on such Distribution Date.

     CLASS IIA-3 CERTIFICATES: The Certificates designated as "Class IIA-3" on the face thereof in substantially the form attached hereto as Exhibit A-8. Except as otherwise described herein, the Class IIA-3 Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIA-4 CERTIFICATES: The Certificates designated as "Class IIA-4" on the face thereof in substantially the form attached hereto as Exhibit A-9. Except as otherwise described herein, the Class IIA-4 Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIA-5 ADJUSTED PERCENTAGE: For any Distribution Date, the product of the Class IIA-5 Percentage and the Lockout Percentage.

     CLASS IIA-5 CERTIFICATES: The Certificates designated as "Class IIA-5" on the face thereof in substantially the form attached hereto as Exhibit A-10. Except as otherwise described herein, the Class IIA-5 Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIA-5 LIQUIDATION AMOUNT: The aggregate of, for each Group II Loan which became a Liquidated Mortgage Loan during the Prior Period, the lesser of
(i) the Class IIA-5 Percentage of the principal balance of such Mortgage Loan (exclusive of the Class IIP Fraction thereof, if applicable) and (ii) the Class IIA-5 Percentage on any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, and the Class IIA-5 Prepayment Percentage on any Distribution Date thereafter, in each case, of the Liquidation Principal with respect to such Mortgage Loan.

     CLASS IIA-5 PERCENTAGE: For any Distribution Date, the lesser of (i) 100% and (ii) the Class IIA5-L Principal Balance divided by the aggregate Principal Balance of the Mortgage Loans in Loan Group II (less the Class IIP-L Principal Balance), in each case immediately prior to such Distribution Date.

     CLASS IIA-5 PREPAYMENT PERCENTAGE: For any Distribution Date, the product of (a) the Class IIA-5 Percentage and (b) the Step Down Percentage.

     CLASS IIA-5 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (i) the Class IIA-5 Adjusted Percentage of the Principal Payment Amount for Loan Group II (exclusive of the portion thereof attributable to principal distributions to the Class IIP-L Certificates pursuant to clause (I)(b)(i) of the definition of "First Level Certificate Trust Certificate

Distribution Amount,"), (ii) the Class IIA-5 Prepayment Percentage of the Principal Prepayment Amount for Loan Group II (exclusive of the portion thereof attributable to principal distributions to the Class IIP-L Certificates pursuant to clause (I)(b)(i) of the definition of "First Level Certificate Trust Certificate Distribution Amount"), and (iii) the Class IIA-5 Liquidation Amount.

     CLASS IIA-6 CERTIFICATES: The Certificates designated as "Class IIA-6" on the face thereof in substantially the form attached hereto as Exhibit A-11. Except as otherwise described herein, the Class IIA-6 Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIA-7 CERTIFICATES: The Certificates designated as "Class IIA-7" on the face thereof in substantially the form attached hereto as Exhibit A-12. Except as otherwise described herein, the Class IIA-7 Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIA1-L CERTIFICATES: The Certificates designated as "Class IIA1-L" on the face thereof in substantially the form attached hereto as Exhibit C-6. Except as otherwise described herein, the Class IIA1-L Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIA3-L CERTIFICATES: The Certificates designated as "Class IIA3-L" on the face thereof in substantially the form attached hereto as Exhibit C-7. Except as otherwise described herein, the Class IIA3-L Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIA4-L CERTIFICATES: The Certificates designated as "Class IIA4-L" on the face thereof in substantially the form attached hereto as Exhibit C-8. Except as otherwise described herein, the Class IIA4-L Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIA5-L CERTIFICATES: The Certificates designated as "Class IIA5-L" on the face thereof in substantially the form attached hereto as Exhibit C-9. Except as otherwise described herein, the Class IIA5-L Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIA6-L CERTIFICATES: The Certificates designated as "Class IIA6-L" on the face thereof in substantially the form attached hereto as Exhibit C-10. Except as otherwise described herein, the Class IIA6-L Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIA7-L CERTIFICATES: The Certificates designated as "Class IIA7-L" on the face thereof in substantially the form attached hereto as Exhibit C-11. Except as otherwise described herein, the Class IIA7-L Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIP CERTIFICATES: The Certificates designated as "Class IIP" on the face thereof in substantially the form attached hereto as Exhibit A-13. Except as otherwise described herein, the

Class IIP Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIP FRACTION: For each Class IIP Mortgage Loan, a fraction, the numerator of which is 8.000% less the Pass-Through Rate on such Class IIP Mortgage Loan and the denominator of which is 8.000%.

     CLASS IIP MORTGAGE LOAN: Any Mortgage Loan with a Pass-Through Rate of less than 8.000% per annum.

     CLASS IIP-L CERTIFICATES: The Certificates designated as "Class IIP-L" on the face thereof in substantially the form attached hereto as Exhibit C-12. Except as otherwise described herein, the Class IIP-L Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIP-M CERTIFICATES: The Certificates designated as "Class IIP-M" on the face thereof in substantially the form attached hereto as Exhibit O-7. Except as otherwise described herein, the Class IIP-M Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIX CERTIFICATES: The Certificates designated as "Class IIX" on the face thereof in substantially the form attached hereto as Exhibit A-14. Except as otherwise described herein, the Class IIX Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIX NOTIONAL AMOUNT: For any Distribution Date, the product of (x) the aggregate Principal Balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the 30 Year-Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the 30 Year-Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 8.000%.

     CLASS IIX-L CERTIFICATES: The Certificates designated as "Class IIX-L" on the face thereof in substantially the form attached hereto as Exhibit C-13. Except as otherwise described herein, the Class IIX-L Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIX-M CERTIFICATES: The Certificates designated as "Class IIX-M" on the face thereof in substantially the form attached hereto as Exhibit O-8. Except as otherwise described herein, the Class IIX-M Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IP CERTIFICATES: The Certificates designated as "Class IP" on the face thereof in substantially the form attached hereto as Exhibit A-4. Except as otherwise described herein, the Class IP Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IP FRACTION: For each Class IP Mortgage Loan, a fraction, the numerator of which is 7.000% less the Pass-Through Rate on such Class IP Mortgage Loan and the denominator of which is 7.000%.

     CLASS IP MORTGAGE LOAN: Any Mortgage Loan with a Pass-Through Rate of less than 7.000% per annum.

     CLASS IP-L CERTIFICATES: The Certificates designated as "Class IP-L" on the face thereof in substantially the form attached hereto as Exhibit C-4. Except as otherwise described herein, the Class IP-L Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IP-M CERTIFICATES: The Certificates designated as "Class IP-M" on the face thereof in substantially the form attached hereto as Exhibit O-5. Except as otherwise described herein, the Class IP-M Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IX CERTIFICATES: The Certificates designated as "Class IX" on the face thereof in substantially the form attached hereto as Exhibit A-5. Except as otherwise described herein, the Class IX Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IX NOTIONAL AMOUNT: For any Distribution Date, the product of (x) the aggregate Principal Balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the 15 Year-Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the 15 Year-Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 7.000%.

     CLASS IX-L CERTIFICATES: The Certificates designated as "Class IX-L" on the face thereof in substantially the form attached hereto as Exhibit C-5. Except as otherwise described herein, the Class IX-L Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IX-M CERTIFICATES: The Certificates designated as "Class IX-M" on the face thereof in substantially the form attached hereto as Exhibit O-6. Except as otherwise described herein, the Class IX-M Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS NOTIONAL AMOUNT: With respect to the Class IX, Class IX-L and Class IX-M Certificates, the Class IX Notional Amount, with respect to the Class IIX, Class IIX-L and Class IIX-M Certificates, the Class IIX Notional Amount, and with respect to the Class IIA-2 Certificates, the Class IIA-2 Notional Amount, as applicable.

     CLASS P CERTIFICATES: The Class IP-L or Class IIP-L Certificates, as applicable.

     CLASS P FRACTION: The Class IP Fraction with respect to the Class IP Mortgage Loans or the Class IIP Fraction with respect to the Class IIP Mortgage Loans, as applicable.

     CLASS P MORTGAGE LOANS: The Class IP Mortgage Loans or the Class IIP Mortgage Loans, as applicable.

     CLASS P-L CERTIFICATES: The Certificates designated as "Class P-L" on the face thereof in substantially the form attached hereto as Exhibit C-10.

     CLASS P-M CERTIFICATES: The Class IP-M or Class IIP-M Certificates, as applicable.

     CLASS PRINCIPAL BALANCE: For any Class of Certificates, the applicable Initial Class Principal Balance therefor set forth in the Preliminary Statement hereto, corresponding to the rights of such Class in payments of principal due to be passed through to Certificateholders from principal payments on the Mortgage Loans, First Certificate Trust Certificates or Mortgage Trust Certificates, as applicable, as reduced from time to time by (x) distributions of principal to Certificateholders of such Class and (y) the portion of Realized Losses allocated to the Class Principal Balance of such Class pursuant to the definition of "Realized Loss" with respect to a given Distribution Date. For any Distribution Date, the reduction of the Class Principal Balance of any Class of Certificates pursuant to the definition of "Realized Loss" shall be deemed effective prior to the determination and distribution of principal on such Class pursuant to the definition of "Mortgage Trust Certificate Distribution Amount," "First Level Certificate Trust Certificate Distribution Amount" or "Certificate Trust Certificate Distribution Amount," as applicable. Notwithstanding the foregoing, any amounts distributed in respect of losses pursuant to paragraphs
(I)(a)(v) or (I)(a)(vi), or (I)(b)(v) or (I)(b)(vi), or (I)(c)(xix), of the
definition of "First Level Certificate Trust Certificate Distribution Amount" shall not cause a further reduction in the Class Principal Balance of the Class IP or Class IP-L, or Class IIP or Class IIP-L or the applicable Subordinate Certificates, as applicable. The Class Principal Balance for the Class IA-1 Certificates shall be referred to as the "Class IA-1 Principal Balance," the Class Principal Balance for the Class IA-2 Certificates shall be referred to as the "Class IA-2 Principal Balance" and so on. The Class IIA-2, Class IX, Class IIX, Class IX-L, Class IIX-L, Class IX-M and Class IIX-M Principal Balances shall be zero.

     CLASS R CERTIFICATES: The Certificates designated as "Class R" on the face thereof in substantially the form attached hereto as Exhibit B-3, which have been designated as the single class of "residual interest" in the Certificate Trust Fund pursuant to Section 2.09. Except as otherwise described herein, the Class R Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS R-L CERTIFICATES: The Certificates designated as "Class R-L" on the face thereof in substantially the form attached hereto as Exhibit C-20. Except as otherwise described herein, the Class R-L Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS R-1 CERTIFICATES: The Certificates designated as "Class R-1" on the face thereof in substantially the form attached hereto as Exhibit B-1, which have been designated as the single class of "residual interest" in the Mortgage Trust Fund pursuant to Section 2.01. Except as otherwise described herein, the Class R-1 Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS R-2 CERTIFICATES: The Certificates designated as "Class R-2" on the face thereof in substantially the form attached hereto as Exhibit B-2, which have been designated as the single class of "residual interest" in the First Level Certificate Trust Fund pursuant to Section 2.05. Except as otherwise described herein, the Class R-2 Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS X CERTIFICATES: The Class IX-L or Class IIX-L Certificates, as applicable.

     CLASS X NOTIONAL AMOUNT: With respect to the Class IX, Class IX-L, and Class IX-M Certificates, the Class IX Notional Amount; and with respect to the Class IIX, Class IIX-L, and Class IIX-M Certificates, the Class IIX Notional Amount.

     CLASS X-M CERTIFICATES: The Class IX-M or Class IIX-M Certificates, as applicable.

     CLASS Y CERTIFICATES: The Class Y-1 or Class Y-2 Certificates, as applicable.

     CLASS Y PRINCIPAL REDUCTION AMOUNTS: For any Distribution Date, the amounts by which the Class Principal Balances of the Class Y-1 and Class Y-2 Certificates, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

     Y
      1       =  the Class Principal Balance of the Class Y-1 Certificates after distributions on the prior Distribution Date.

     Y
      2       =  the Class Principal Balance of the Class Y-2 Certificates after distributions on the prior Distribution Date.

     DELTAY
            1 =  the Class Y-1 Principal Reduction Amount.

     DELTAY
            2 =  the Class Y-2 Principal Reduction Amount.

     P
      1       =  the aggregate of the Class Principal Balances of the Class Y-1 and Class Z-1 Certificates after distributions on the prior
                 Distribution Date.

     P
      2       =  the aggregate of the Class Principal Balances of the Class Y-2 and Class Z-2 Certificates after distributions on the prior
                 Distribution Date.

     DELTAP
           1  =  the aggregate of the Class Y-1 and Class Z-1 Principal
                 Reduction Amounts.

     DELTAP
            2 = the aggregate of the Class Y-2 and Class Z-2 Principal Reduction Amounts.

     ALPHA =   .005

     GAMMA = a fraction whose numerator is the Group I Subordinate Amount after giving effect to allocations of Realized Losses and distributions to be made on the Distribution Date and whose denominator is the Group II Subordinate Amount after giving effect to allocations of Realized Losses and distributions to be made on the Distribution Date. GAMMA is a non-negative number unless its denominator is zero, in which event it is undefined.

If GAMMA is zero, DELTAY  = Y  and DELTAY  = ALPHADELTAP .
                        1    1           2              2

If GAMMA is undefined, DELTAY  = Y  and DELTAY  = ALPHADELTAP .
                             2    2           1              1

In the remaining situations, DELTAY  and DELTAY  shall be defined as follows:
                                   1           2

(A)  If Y  - ALPHA(P  - DELTAP ) IS GREATER THAN OR EQUAL TO 0, Y -
         1          1         1                                  2
     ALPHA(P  - DELTAP ) IS GREATER THAN OR EQUAL TO 0, and
            2         2
     GAMMA(P  - DELTAP ) < (P  - DELTAP ), DELTAY  = Y  -
            2         2      1         1         1    1
     ALPHAGAMMA(P  - DELTAP ) and DELTAY  = Y  - ALPHA(P  - DELTAP ).
                 2         2            2    2          2         2

(B)  If Y  - ALPHA(P  - DELTAP ) IS GREATER THAN OR EQUAL TO 0,
         1          1         1
     Y  - ALPHA(P  - DELTAP ) IS GREATER THAN OR EQUAL TO 0, and
      2          2         2
     GAMMA(P  - DELTAP ) IS GREATER THAN OR EQUAL TO (P  - DELTAP ),
            2         2                                1         1
     DELTAY  = Y  - ALPHA(P  - DELTAP ) and
           1    1          1         1
     DELTAY  = Y  - (ALPHA/GAMMA)(P  - DELTAP ).
           2    2                  1         1

(C)  If Y  - ALPHA(P  - DELTAP ) < 0, Y  - ALPHA(P  - DELTAP ) IS GREATER
         1          1         1        2          2         2
     THAN OR EQUAL TO 0, and Y  - ALPHA(P  - DELTAP ) IS GREATER THAN OR
                              2          2         2
     EQUAL TO Y  - (Y /GAMMA), DELTAY  = Y  - ALPHAGAMMA(P  - DELTAP ) and
               2     1               1    1               2         2
     DELTAY  = Y  - ALPHA(P  - DELTAP ).
           2    2          2         2

(D)  If Y  - ALPHA(P  - DELTAP ) < 0, Y  - (Y /GAMMA) IS GREATER THAN OR
         1          1         1        2     1
     EQUAL TO 0, and Y  - ALPHA(P  - DELTAP ) IS LESS THAN OR EQUAL
                      2          2         2
     TO Y  - (Y /GAMMA), DELTAY  = 0 and DELTAY  = Y  - (Y /GAMMA).
         2     1               1               2    2     1

(E)  If Y  - ALPHA(P  - DELTAP ) < 0, Y  - (Y /GAMMA) < 0, and
         2          2         2        2     1
     Y  - ALPHA(P  - DELTAP ) IS LESS THAN OR EQUAL TO Y  - (GAMMAY ),
      1          1         1                            1          2
     DELTAY  = Y  - (GAMMAY ) and DELTAY  = 0.
           1    1          2            2

(F)  If Y  - ALPHA(P  - DELTAP ) < 0, Y  - ALPHA(P  - DELTAP ) IS GREATER
         2          2         2        1          1         1
     THAN OR EQUAL TO 0, and Y  - ALPHA(P  - DELTAP ) IS GREATER THAN OR
                              1          1         1
     EQUAL TO Y  - (GAMMAY ), DELTAY  = Y  - ALPHA(P  - DELTAP ) and
               1          2         1    1          1         1
     DELTAY  = Y  - (ALPHA/GAMMA)(P  - DELTAP ).
           2    2                  1         1

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y-1, Class Y-2, Class Z-1 and Class Z-2 Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

     1. Making the ratio of the Class Y-1 Principal Balance to the Class Y-2 Principal Balance equal to the ratio of the Group I Subordinate Amount to the Group II Subordinate Amount, in each case after giving effect to the allocations of Realized Losses and the distributions to be made through the end of the Distribution Date to which such provisions relate, and assuring that each of the Class Y-1, Class Y-2, Class Z-1 and Class Z-2 Principal Reduction Amounts is greater than or equal to zero for such Distribution Date;
     2. Making the Class Y-1 Principal Balance less than or equal to 0.005 of the sum of the Class Y-1 and Class Z-1 Principal Balances, and making the Class Y-2 Principal Balance less than or equal to 0.005 of the sum of the Class Y-2 and Class Z-2

          Principal Balances, in each case after giving effect to the allocations of Realized Losses and the distributions to be made through the end of the Distribution Date to which such provisions relate; and
     3. Making the larger of (a) the fraction whose numerator is the Class Y-1 Principal Balance and whose denominator is the sum of the Class Y-1 and Class Z-1 Principal Balances and (b) the fraction whose numerator is the Class Y-2 Principal Balance and whose denominator is the sum of the Class Y-2 and Class Z-2 Principal Balances as large as possible while remaining less than or equal to 0.005.

In the event of a failure of the definition of Class Y-1 and Class Y-2 Principal Reduction Amounts to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted so as to accomplish such goals within the requirement that each of the Class Y-1 Principal Reduction Amount and the Class Y-2 Principal Reduction Amount must be less than or equal to the sum of (a) the principal portion of Realized Losses to be allocated on the related Distribution Date for the related Loan Group remaining after the allocation of such Realized Losses to the related Class P-M Certificates and (b) the remainder of the Mortgage Trust Available Distribution Amount for the related Loan Group after reduction thereof by the distributions to be made on such Distribution Date (i) to the related Class P-M Certificates, (ii) to the related Class X-M Certificates, (iii) in respect of interest on the related Class Y and Class Z Certificates and (iv) to the Class R-1 Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.

     CLASS Y-1 CERTIFICATES: The Certificates designated as "Class Y-1" on the face thereof in substantially the form attached hereto as Exhibit O-1. Except as otherwise described herein, the Class Y-1 Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS Y-1 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, the excess, if any, of the Class Y-1 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-1 Certificates on such Distribution Date.

     CLASS Y-2 CERTIFICATES: The Certificates designated as "Class Y-2" on the face thereof in substantially the form attached hereto as Exhibit O-2. Except as otherwise described herein, the Class Y-2 Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS Y-2 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, the excess, if any, of the Class Y-2 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-2 Certificates on such Distribution Date.

     CLASS Z CERTIFICATES: The Class Z-1 or Class Z-2 Certificates, as applicable.

     CLASS Z PRINCIPAL REDUCTION AMOUNTS: For any Distribution Date, the amounts by which the Class Principal Balances of the Class Z-1 and Class Z-2 Certificates, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, which shall be in each case the excess of (A) the sum of (x) the excess of the Mortgage Trust Available Distribution Amount for the related Loan Group over the sum of the amounts thereof distributable (i) to the related Class P-M Certificates, (ii) to the related Class X-M Certificates,
(iii) in respect of interest on the related Class Y and Class Z Certificates and
(iv) to the Class R-1 Certificates and (y) the excess of the Realized Losses allocable to principal for the related Loan Group over the portion of such Realized Losses allocable to the related Class P-M Certificates over (B) the Class Y Principal Reduction Amount for the related Loan Group.

     CLASS Z-1 CERTIFICATES: The Certificates designated as "Class Z-1" on the face thereof in substantially the form attached hereto as Exhibit O-3. Except as otherwise described herein, the Class Z-1 Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS Z-1 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, the excess, if any, of the Class Z-1 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-1 Certificates on such Distribution Date.

     CLASS Z-2 CERTIFICATES: The Certificates designated as "Class Z-2" on the face thereof in substantially the form attached hereto as Exhibit O-4. Except as otherwise described herein, the Class Z-2 Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS Z-2 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, the excess, if any, of the Class Z-2 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-2 Certificates on such Distribution Date.

     CLEARING AGENCY: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

     CLOSING DATE: December 27, 1996, which is the date of settlement of the sale of the Certificates to the original purchasers thereof.

     CODE: The Internal Revenue Code of 1986, as amended.

     COMPANY: PNC Mortgage Securities Corp., a Delaware corporation, or its successor-in-interest.

     COMPENSATING INTEREST: For any Distribution Date with respect to a Loan Group, the lesser of (i) the sum of (a) the aggregate Master Servicing Fee with respect to the Mortgage Loans comprising such Loan Group, (b) Payoff Earnings with respect to the Mortgage Loans comprising such Loan Group and (c) aggregate Payoff Interest with respect to the Mortgage Loans comprising such Loan Group and (ii) aggregate Uncollected Interest with respect to the Mortgage Loans comprising such Loan Group.

     COOPERATIVE: A private, cooperative housing corporation organized under the laws of, and headquartered in, the State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

     COOPERATIVE APARTMENT: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

     COOPERATIVE LEASE: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

     COOPERATIVE LOANS: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Mortgage Trust Fund.

     COOPERATIVE STOCK: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     COOPERATIVE STOCK CERTIFICATE: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

     CORPORATE TRUST OFFICE: The corporate trust office of the Trustee in the State of Minnesota, at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 180 East 5th Street, SPFT0210, St. Paul, MN 55101, Attention: Structured Finance.

     CORRESPONDING CLASS: With respect to each of the Class IA-1, Class IA-2, Class IA-3, Class IIA-1, Class IIA-3, Class IIA-4, Class IIA-5, Class IIA-6, Class IIA-7, Class IP, Class IIP, Class IX, Class IIX, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class R Certificates: the
Class IA1-L, Class IA2-L, Class IA3-L, Class IIA1-L, Class IIA3-L, Class IIA4-L, Class IIA5-L, Class IIA6-L, Class IIA7-L Class IP-L, Class IIP-L, Class IX-L, Class IIX-L, Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L,
Class B6-L and Class R-L Certificates, respectively. With respect to each of the Class IA1-L, Class IA2-L, Class IA3-L, Class IIA1-L, Class IIA3-L, Class IIA4-L, Class IIA5-L, Class IIA6-L, Class IIA7-L Class IP-L, Class IIP-L, Class IX-L, Class IIX-L, Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L,
Class B6-L and Class R-L Certificates: the Class IA-1, Class IA-2, Class IA-3, Class IIA-1, Class IIA-3, Class IIA-4, Class IIA-5, Class IIA-6, Class IIA-7, Class IP, Class IIP, Class IX, Class IIX, Class B-1, Class B-2, Class B-3,
Class B-4, Class B-5, Class B-6 and Class R Certificates, respectively.

     CREDIT SUPPORT DEPLETION DATE: The first Distribution Date on which the aggregate Class Principal Balance of the Class B Certificates has been or will be reduced to zero as a result of principal distributions thereon and the allocation of Realized Losses on such Distribution Date.

     CURTAILMENT: Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Monthly Payment, a Prepaid Monthly Payment or a Payoff, which is applied to reduce the outstanding Principal Balance of the Mortgage Loan.

     CURTAILMENT SHORTFALL: With respect to any Curtailment applied with a Monthly Payment other than a Prepaid Monthly Payment, an amount equal to one month's interest on such Curtailment at the applicable Pass-Through Rate on such Mortgage Loan.

     CUSTODIAL ACCOUNT FOR P&I: The Custodial Account for Principal and Interest established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agency) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. Any amount that is at any time not so protected or insured shall promptly be withdrawn from such Custodial Account for P&I and be remitted to the Investment Account.

     CUSTODIAL ACCOUNT FOR RESERVES: The Custodial Account for Reserves established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agency) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution.

     CUSTODIAL AGREEMENT: The agreement, if any, among the Master Servicer, the Trustee and a Custodian providing for the safekeeping of the Mortgage Files on behalf of the Certificateholders.

     CUSTODIAN: A custodian which is not an affiliate of the Master Servicer or the Company and which is appointed pursuant to a Custodial Agreement. Any Custodian so appointed shall act as agent on behalf of the Trustee, and shall be compensated by the Trustee at no additional charge to the Master Servicer. The Trustee shall remain at all times responsible under the terms of this Agreement, notwithstanding the fact that certain duties have been assigned to a Custodian.

     CUT-OFF DATE: December 1, 1996.

     DCR: Duff & Phelps Credit Rating Co., provided that at any time it be a Rating Agency.

     DEFINITIVE CERTIFICATES: As defined in Section 5.07.

     DEPOSITARY AGREEMENT: The Letter of Representations, dated December 27, 1996 by and among DTC, the Company and the Trustee.

     DESTROYED MORTGAGE NOTE: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

     DETERMINATION DATE: A day not later than the 10th day preceding a related Distribution Date.

     DISQUALIFIED ORGANIZATION: As defined in Section 5.01(b).

     DISTRIBUTION DATE: With respect to distributions on the Certificate Trust Certificates, the First Level Certificate Trust Certificates, the Mortgage Trust Certificates or the Residual Certificates, the 25th day (or, if such 25th day is not a Business Day, the Business Day immediately succeeding such 25th day) of each month, with the first such date being January 27, 1997.

     DTC: The Depository Trust Company.

     DTC PARTICIPANT: A broker, dealer, bank, other financial institution or other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

     DUE DATE: The first day of each calendar month, which is the day on which the Monthly Payment for each Mortgage Loan is due.

     ELIGIBLE INSTITUTION: An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agency,
(ii) with respect to any Custodial Account for P&I and special Custodial Account for Reserves, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of the Rating Agency, (iii) with respect to any Buydown Fund Account or Custodial Account which also serves as a Buydown Fund Account, the highest unsecured long-term debt rating by the Rating Agency, or (iv) the approval of the Rating Agency. Such institution may be the Servicer if the applicable Selling and Servicing Contract requires the Servicer to provide the Master Servicer with written notice on the Business Day following the date on which the Servicer determines that such Servicer's short-term debt and unsecured long-term debt ratings fail to meet the requirements of the prior sentence.

     ELIGIBLE INVESTMENTS: Any one or more of the obligations or securities listed below in which funds deposited in the reserve fund, if any, the Investment Account, the Certificate Account, the Custodial Account for P&I and the Custodial Account for Reserves may be invested:

          (i) Obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (ii) Repurchase agreements on obligations described in clause (i) of this definition of "Eligible Investments," provided that the unsecured obligations of the party agreeing to repurchase such obligations have at the time the highest short term debt rating of the Rating Agency and provided that such repurchaser's unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agency;

          (iii) Federal funds, certificates of deposit, time deposits and bankers' acceptances of any U.S. bank or trust company incorporated under the laws of the United States or any state, provided that the debt obligations of such bank or trust company at the date of acquisition thereof have the highest short term debt rating of the Rating Agency and unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agency;

          (iv) Obligations of, or obligations guaranteed by, any state of the United States or the District of Columbia, provided that such obligations at the date of acquisition thereof shall have the highest long-term debt ratings available for such securities from the Rating Agency;

          (v) Commercial paper of any corporation incorporated under the laws of the United States or any state thereof, which on the date of acquisition has the highest commercial paper rating of the Rating Agency, provided that the corporation has unsecured long term debt that has one of the two highest unsecured long term debt ratings of the Rating Agency;

          (vi) Securities (other than stripped bonds or stripped coupons) bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States or any state thereof and have the highest long-term unsecured rating available for such securities from the Rating Agency; provided, however, that securities issued by any such corporation will not be investments to the extent that investment therein would cause the outstanding principal amount of securities issued by such corporation that are then held as part of the Investment Account or the Certificate Account to exceed 20% of the aggregate principal amount of all Eligible Investments then held in the Investment Account and the Certificate Account;

          (vii) Units of taxable money market funds, which funds have a Aaa rating from Moody's and the highest rating available for such securities from DCR or which have been designated in writing by each such Rating Agency as Eligible Investments; and

          (viii) Such other instruments as shall not affect the Ratings;

PROVIDED, HOWEVER, that such obligation or security is held for a temporary period pursuant to Section 1.860G-2(g)(1) of the Treasury Regulations, and that such period can in no event exceed thirteen months.

     In no event shall an instrument be an Eligible Investment if such instrument (a) evidences a right to receive only interest payments with respect to the obligations underlying such instrument or (b) has been purchased at a price greater than the outstanding principal balance of such instrument.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     EVENT OF DEFAULT: Any event of default as specified in Section 7.01.

     EXCESS LIQUIDATION PROCEEDS: With respect to any Distribution Date, the excess, if any, of aggregate Liquidation Proceeds in the preceding month over the amount that would have been received if a Payoff had been made on the last day of such month with respect to each Mortgage Loan which became a Liquidated Mortgage Loan during such month.

     FDIC: Federal Deposit Insurance Corporation, or any successor thereto.

     FHA: Federal Housing Administration, or any successor thereto.

     FHLB: Federal Home Loan Bank of San Francisco, or any successor thereto.

     FHLMC: Federal Home Loan Mortgage Corporation, or any successor thereto.

     FIRST LEVEL CERTIFICATE TRUST AVAILABLE DISTRIBUTION AMOUNT: With respect to any Distribution Date, for Loan Group I, the aggregate of all distributions with respect to the Class IX-M, Class IP-M, Class Y-1 and Class Z-1 Certificates, and, for Loan Group II, the aggregate of all distributions with respect to the Class IIX-M, Class IIP-M, Class Y-2 and Class Z-2 Certificates.

     FIRST LEVEL CERTIFICATE TRUST CERTIFICATE DISTRIBUTION AMOUNT: (I) For any Distribution Date prior to the Credit Support Depletion Date, the First Level Certificate Trust Available Distribution Amount shall be distributed to the First Level Certificate Trust Certificates and the Class R-2 Certificates in the following amounts and priority:

     (a) With respect to the Class I, Class R-L and Class R-2 Certificates, to the extent of the First Level Certificate Trust Available Distribution Amount for Loan Group I:

              (i) First, to the Class IP-L Certificates, the aggregate for all Class IP Mortgage Loans of the product for each Class IP Mortgage Loan of the applicable Class IP Fraction and the sum of (x) scheduled payments of principal on such Class IP Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class IP Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price pursuant to a Purchase Obligation and (4) Liquidation Proceeds and (z) the principal portion received in respect of such Class IP Mortgage Loan during the Payoff Period of Payoffs;

              (ii) Second, to the Class I, Class R-L and Class R-2 Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates remaining unpaid from previous Distribution Dates (including any interest accrued thereon in accordance with clause (Y)(ii) of the last sentence of paragraph (I) of this definition), pro rata according to their respective shares of such unpaid amounts;

              (iii) Third, to the Class I, Class R-L and Class R-2 Certificates, concurrently, the sum of the Interest
         Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

              (iv) Fourth, to the Class IA, Class R-L and Class R-2 Certificates, the Class IA Principal Distribution Amount as follows:

                (1) first, to the Class IA3-L Certificates, an
              amount up to the amount of the Class IA-3 Principal Distribution Amount for such Distribution Date, until the Class Principal Balance of the Class IA3-L Certificates has been reduced to zero;

                (2) second, to the Class R-L Certificates and the
              Class R-2 Certificates until the Class R-L Principal Balance and Class R-2 Principal Balance have each been reduced to zero;

                (3) third, to the Class IA1-L Certificates, until the
              Class Principal Balance of the Class IA1-L Certificates has been reduced to zero; and

                (4) fourth, to the Class IA2-L Certificates, until the
              Class Principal Balance of the Class IA2-L Certificates has been reduced to zero; and

                (5) fifth, to the Class IA3-L Certificates, until the
              Class Principal Balance of the Class IA3-L Certificates has been reduced to zero;

              (v) Fifth, for so long as the Class B Certificates are outstanding, to the Class IP-L Certificates, the amount payable to the Class IP-L Certificates on previous Distribution Dates pursuant to clause (I)(a)(vi) of this definition of "First Level Certificate Trust Certificate Distribution Amount" and remaining unpaid from such previous Distribution Dates, to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount (without regard to clause (B) thereof) on such Distribution Date; and

              (vi) Sixth, for so long as the Class B Certificates are outstanding, to the Class IP-L Certificates as principal, an amount equal to the Class IP Fraction of any Realized Loss on a Class IP Mortgage Loan, to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount
         (without regard to clause (B) of such definition) on such Distribution Date, other than a Special Hazard Loss, Fraud
         Loss or Bankruptcy Loss in excess of the Special Hazard
         Coverage, Fraud Coverage or Bankruptcy Coverage, as applicable
         (any amounts distributed in respect of losses pursuant to paragraph (I)(a)(v) or this paragraph (I)(a)(vi) of this definition of "First Level Certificate Trust Certificate Distribution Amount" shall not cause a further reduction in the Class Principal Balance of the Class IP-L or Class IP Certificates); PROVIDED, HOWEVER, that if the amounts otherwise available to pay the Subordinate Principal Distribution Amount for any such Distribution Date are insufficient to cover such outstanding principal losses for the Class IP-L Certificates as provided in paragraph (I)(a)(v) or this paragraph
         (I)(a)(vi) and the Class IIP-L Certificates as provided in paragraphs
         (I)(b)(v) or (I)(b)(vi) of this definition of "First Level Certificate Trust Certificate Distribution Amount", then the amounts otherwise available to pay the Subordinate Principal Distribution Amount will be allocated pro rata to the Class IP-L and Class IIP-L Certificates based on the amount such Certificates are entitled to receive pursuant to paragraph (I)(a)(v) or this paragraph (I)(a)(vi), with respect to the Class IP-L Certificates, and paragraphs (I)(b)(v) or (I)(b)(vi), with respect to the Class IIP-L Certificates, of this definition of "First Level Certificate Trust Certificate Distribution Amount";

         (b) With respect to the Class II Certificates, to the extent of the First Level Certificate Trust Available Distribution Amount for Loan Group II:

              (i) First, to the Class IIP-L Certificates, the aggregate for all Class IIP Mortgage Loans of the product for each Class IIP Mortgage Loan of the applicable Class IIP Fraction and the sum of (x) scheduled payments of principal on such Class IIP Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class IIP Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price pursuant to a Purchase Obligation and (4) Liquidation Proceeds and (z) the principal portion received in respect of such Class IIP Mortgage Loan during the Payoff Period of Payoffs;

              (ii) Second, to the Class II Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates remaining unpaid from previous Distribution Dates (including any interest accrued thereon in accordance with clause (Y)(ii) of the last sentence of paragraph (I) of this definition), pro rata according to their respective shares of such unpaid amounts;

              (iii) Third, to the Class II Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

              (iv) Fourth, to the Class IIA Certificates, the Class IIA Principal Distribution Amount as follows:

                (1) first, to the Class IIA5-L Certificates, an
              amount up to the amount of the Class IIA-5 Principal Distribution Amount for such

              Distribution Date, until the Class IIA5-L Principal Balance has been reduced to zero;

                (2) second, concurrently, 33.3333328439%,
              33.3333343122% and 33.3333328439% of the Class IIA
              Principal Distribution Amount remaining after distributions in paragraph (I)(b)(iv)(1) above to the Class IIA6-L, Class IIA1-L and Class IIA7-L Certificates, respectively, until the Class IIA6-L Principal Balance and the Class IIA7-L Principal Balance have been reduced to zero;

                (3) third, concurrently, 20.0000000000% and
              80.0000000000% of the Class IIA Principal Distribution Amount remaining after the distributions in paragraphs
              (I)(b)(iv)(1) and (I)(b)(iv)(2) above to the Class IIA1-L and Class IIA3-L Certificates, respectively, until the Class IIA1-L Principal Balance and the Class IIA3-L Principal Balance have been reduced to zero;

                (4) fourth, to the Class IIA4-L Certificates, all of
              the Class IIA Principal Distribution Amount remaining after the distributions in paragraphs (I)(b)(iv)(1),
              (I)(b)(iv)(2) and (I)(b)(iv)(3) above, until the Class IIA4-L Principal Balance has been reduced to zero; and

                (5) fifth, to the Class IIA5-L Certificates, all of the
              Class IIA Principal Distribution Amount remaining after the distributions in paragraphs (I)(b)(iv)(1),
              (I)(b)(iv)(2), (I)(b)(iv)(3) and (I)(b)(iv)(4) above,
              until the Class IIA5-L Principal Balance has been reduced to zero;

              (v) Fifth, for so long as the Class B Certificates are outstanding, to the Class IIP-L Certificates, the amount payable to the Class IIP-L Certificates on previous Distribution Dates pursuant to clause (I)(b)(vi) of this definition of "First Level Certificate Trust Certificate Distribution Amount" and remaining unpaid from such previous Distribution Dates, to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount (without regard to clause (B) thereof) on such Distribution Date; and

              (vi) Sixth, for so long as the Class B Certificates are outstanding, to the Class IIP-L Certificates as principal, an amount equal to the Class IIP Fraction of any Realized Loss on a Class IIP Mortgage Loan, to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount (without regard to clause (B) thereof) on such Distribution
         Date, other than a Special Hazard Loss, Fraud Loss or
         Bankruptcy Loss in excess of the Special Hazard Coverage,
         Fraud Coverage or Bankruptcy Coverage, as applicable (any amounts distributed in respect of losses pursuant to paragraph
         (I)(b)(v) or this paragraph (I)(b)(vi) of this definition of "First Level Certificate Trust Certificate Distribution
         Amount" shall not cause a further reduction in the Class
         Principal Balance of the Class IIP-L or Class IIP
         Certificates); PROVIDED, HOWEVER, that if the amounts otherwise available to pay the Subordinate Principal
         Distribution Amount for any such Distribution Date are insufficient to cover such outstanding principal losses for the Class IIP-L Certificates as provided in paragraph (I)(b)(v) or this paragraph (I)(b)(vi) and the Class IP-L Certificates as provided in paragraphs (I)(a)(v) or (I)(a)(vi) of this definition of "First Level Certificate Trust Certificate Distribution Amount", then the amounts otherwise available to pay the Subordinate Principal Distribution Amount will be allocated pro rata to the Class IIP-L and Class IP-L Certificates based on the amount such Certificates are entitled to receive pursuant to paragraph (I)(b)(v) or this paragraph (I)(b)(vi), with respect to the Class IIP-L Certificates, and paragraphs (I)(a)(v) or (I)(a)(vi), with respect to the Class IP-L Certificates, of this definition of "First Level Certificate Trust Certificate Distribution Amount";

         (c) With respect to the Class B Certificates and Class R-2 Certificates, to the extent of the First Level Certificate Trust Available Distribution Amount for Loan Group I and Loan Group II remaining, if any, following prior distributions on such Distribution Date:

              (i) First, to the Class B1-L Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

              (ii) Second, to the Class B1-L Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

              (iii) Third, to the Class B1-L Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B1-L Principal Balance has been reduced to zero;

              (iv) Fourth, to the Class B2-L Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

              (v) Fifth, to the Class B2-L Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

              (vi) Sixth, to the Class B2-L Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B2-L Principal Balance has been reduced to zero;

              (vii) Seventh, to the Class B3-L Certificates, the
         Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

              (viii) Eighth, to the Class B3-L Certificates, the
         Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

              (ix) Ninth, to the Class B3-L Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B3-L Principal Balance has been reduced to zero;

              (x) Tenth, to the Class B4-L Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

              (xi) Eleventh, to the Class B4-L Certificates, the
         Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

              (xii) Twelfth, to the Class B4-L Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B4-L Principal Balance has been reduced to zero;

              (xiii) Thirteenth, to the Class B5-L Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

              (xiv) Fourteenth, to the Class B5-L Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

              (xv) Fifteenth, to the Class B5-L Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B5-L Principal Balance has been reduced to zero; and

              (xvi) Sixteenth, to the Class B6-L Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

              (xvii) Seventeenth, to the Class B6-L Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

              (xviii) Eighteenth, to the Class B6-L Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B6-L Principal Balance has been reduced to zero;

              (xix) Nineteenth, to each Class of the Subordinate Certificates in the order of seniority, the remaining portion, if any, of the First Level Certificate Trust Available Distribution Amount, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any (any amounts distributed in respect of losses pursuant to this paragraph (I)(c)(xix) of this definition of "First Level Certificate Trust Certificate Distribution Amount" shall not cause a further reduction in the Class Principal Balances of the Subordinate Certificates); and

              (xx) Twentieth, to the Class R-2 Certificates, the
         Residual Distribution Amount for such Distribution Date.

Notwithstanding the foregoing, (X) on any Distribution Date occurring on or after the reduction of the Class IA Principal Balance or Class IIA Principal Balance to zero and on which (a) the aggregate Certificate Principal Balance of the Class B Certificates is less than 50% of the initial aggregate Certificate Principal Balance of such Class B Certificates, if such Distribution Date is prior to the

Distribution Date occurring in January 2002, (b) the aggregate Certificate Principal Balance of the Class B Certificates is less than 25% of the initial aggregate Certificate Principal Balance of such Class B Certificates if such Distribution Date is on or after the Distribution Date occurring in January 2002, (c) the average outstanding principal balance of the Mortgage Loans in either Loan Group delinquent 60 days or more over the last six months (including Mortgage Loans in foreclosure and Mortgage Loans the property of which is held by the Mortgage Trust Fund and acquired by foreclosure or deed in lieu of foreclosure), as a percentage of the related Class B Loan Group Component Balance, is greater than or equal to 50% or (d) in the event the Class IA Principal Balance has been reduced to zero, the Class B Loan Group Component Balance for Loan Group I is less than 25% of the initial Class B Loan Group Component Balance for Loan Group I, the remaining Class or Classes of Class A Certificates will be entitled to receive as principal, in addition to any principal payments otherwise described above, all amounts in respect of principal on the Mortgage Loans in the Loan Group relating to the Class A Certificates that have been paid in full (after distributions of principal to the related Class IP-L or Class IIP-L Certificates pursuant to paragraphs
(I)(a)(i), (I)(a)(v) and (I)(a)(vi) or (I)(b)(i), (I)(b)(v) and (I)(b)(vi)
above, as applicable) and such Class A Certificates will be paid in accordance with the order set forth in paragraphs (I)(a)(iv)(2) through (I)(a)(iv)(5) or
(I)(b)(iv)(2) through (I)(b)(iv)(4) above, as applicable, to the extent of and in reduction of the Class Principal Balances thereof, prior to any distributions of principal to the Class B Certificates in paragraph (I)(c) above, and (Y) if on any Distribution Date the aggregate Certificate Principal Balance of the Class IA Certificates or the Class IIA Certificates is greater than the aggregate Principal Balance of the Mortgage Loans in the related Loan Group, less the related Class P Fraction of the Class P Mortgage Loans in such Loan Group (the "Undercollateralized Group"), (i) the portion of the First Level Certificate Trust Available Distribution Amount in respect of principal on the Mortgage Loans in the other Loan Group (the "Overcollateralized Group") (after distributions of principal to the Class P and Class A Certificates related to the Overcollateralized Group pursuant to paragraphs (I)(a)(i) through (I)(a)(vi) or (I)(b)(i) through (I)(b)(vi), as applicable) will be distributed to the Class A Certificates of the Undercollateralized Group in accordance with the order set forth in paragraphs (I)(a)(iv)(2) through (I)(a)(iv)(5) or (I)(b)(iv)(2) through
(I)(b)(iv)(4) above, as applicable, until the aggregate Certificate Principal Balance of the Class A Certificates of the Undercollateralized Group equals the aggregate Principal Balance of the Mortgage Loans in the related Loan Group (other than the related Class P Fraction of the Class P Mortgage Loans in such Loan Group) and (ii) a portion of the First Level Certificate Trust Available Distribution Amount of the Overcollateralized Group remaining after distributions to the Class P, Class X and Class A Certificates of the Overcollateralized Group pursuant to paragraphs (I)(a)(i) through (I)(a)(iii) and (I)(b)(i) through (I)(b)(iii), as applicable, equal to one month's interest on the amount by which the Undercollateralized Group is undercollateralized at 7.000% per annum if the Undercollateralized Group is Loan Group I or 8.000% per annum if the Undercollateralized Group is Loan Group II plus any shortfall of interest on the Class A Certificates of the Undercollateralized Group remaining unpaid pursuant to paragraphs (I)(a)(ii) or (I)(b)(ii) above, as applicable, after distributions on such Distribution Date, including accrued and unpaid interest on such shortfall at the rate described above, will (1) be added to the First Level Certificate Trust Certificate Distribution Amount of the Undercollateralized Group and distributed in accordance with the priorities as described in paragraphs (I)(a) and (I)(b) above, as applicable (any amount covering interest shortfalls and interest accrued thereon will be distributed to the applicable Class or Classes of Certificates on such Distribution Date in the priority described in paragraphs (I)(a)(ii) or (I)(b)(ii) above, as applicable, pro rata according to their respective shares of such amount) and

(2) be subtracted from the First Level Certificate Trust Available Distribution Amount of the Overcollateralized Group.

         (II) For any Distribution Date on or after the Credit Support Depletion Date, the First Level Certificate Trust Available Distribution Amount shall be distributed to the outstanding Classes of Certificates in the following amounts and priority:

         (a) With respect to the Class I, Class R-L and Class R-2 Certificates, to the extent of the First Level Certificate Trust Available Distribution Amount for Loan Group I:

              (i) First, to the Class IP-L Certificates, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause (I)(a)(i) of this definition of "First Level Certificate Trust Certificate Distribution Amount";

              (ii) Second, to the Class I, Class R-L and Class R-2 Certificates, the amount payable to each such Class of Certificates on prior Distribution Dates pursuant to clause
         (I)(a)(ii) or (II)(a)(iii) of this definition of "First Level Certificate Trust Certificate Distribution Amount," and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

              (iii) Third, to the Class I, Class R-L and Class R-2 Certificates, concurrently, the sum of the Interest
         Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

              (iv) Fourth, to the Class IA, Class R-L and Class R-2 Certificates, the Class IA Principal Distribution Amount allocated pro rata according to their respective Class Principal Balances until such Class Principal Balances have been reduced to zero; and

              (v) Fifth, to the Class R-2 Certificates, the Residual Distribution Amount for such Distribution Date.

         (b) With respect to the Class II Certificates, to the extent of the First Level Certificate Trust Available Distribution Amount for Loan Group II:

              (i) First, to the Class IIP-L Certificates, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause (I)(b)(i) of this definition of "First Level Certificate Trust Certificate Distribution Amount";

              (ii) Second, to the Class II Certificates, the amount payable to each such Class of Certificates on prior Distribution Dates pursuant to clause (I)(b)(ii) or
         (II)(b)(iii) of this definition of "First Level Certificate Trust Certificate Distribution Amount," and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

              (iii) Third, to the Class II Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

              (iv) Fourth, to the Class IIA Certificates, the Class IIA Principal Distribution Amount allocated pro rata according to their respective Class Principal Balances until such Class Principal Balances have been reduced to zero; and

              (v) Fifth, to the Class R-2 Certificates, the Residual Distribution Amount for such Distribution Date.

     FIRST LEVEL CERTIFICATE TRUST CERTIFICATES: The Class IA1-L, Class IA2-L, Class IA3-L, Class IIA1-L, Class IIA3-L, Class IIA4-L, Class IIA5-L,
Class IIA6-L, Class IIA7-L, Class IP-L, Class IIP-L, Class IX-L, Class IIX-L, Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L, Class B6-L and Class R-L Certificates issued pursuant to this Agreement.

     FIRST LEVEL CERTIFICATE TRUST FUND: The First Level Certificate Trust Fund created pursuant to Section 2.05 of this Agreement. The First Level Certificate Trust Fund consists of the Mortgage Trust Certificates to be held by the Trustee for the benefit of the Holders from time to time of the First Level Certificate Trust Certificates and the Class R-2 Certificates hereunder.

     FNMA: Federal National Mortgage Association, or any successor thereto.

     FRAUD COVERAGE: During the period prior to the first anniversary of the Cut-Off Date, the Fraud Coverage Initial Amount reduced by Fraud Losses allocated to the Certificates; during the period from the first anniversary of the Cut-Off Date to (but not including) the fifth anniversary of the Cut-Off Date, the amount of the Fraud Coverage on the most recent previous anniversary of the Cut-Off Date (calculated in accordance with the second sentence of this definition) reduced by Fraud Losses allocated to the Certificates since such anniversary; and during the period on and after the fifth anniversary of the Cut-Off Date, Fraud Coverage will be zero. On each anniversary of the Cut-Off Date, Fraud Coverage shall be reduced to the lesser of (i) on the first, second, third, and fourth anniversaries of the Cut-Off Date, 1.0% of the aggregate principal balance of the Mortgage Loans as of the Due Date in the preceding month and (ii) the excess of the Fraud Coverage Initial Amount over cumulative Fraud Losses allocated to the Certificates to date. Fraud Coverage may be reduced upon written confirmation from the Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agency.

     FRAUD COVERAGE INITIAL AMOUNT: $2,934,144.

     FRAUD LOSS: The occurrence of a loss on a Mortgage Loan arising from any action, event or state of facts with respect to such Mortgage Loan which, because it involved or arose out of any dishonest, fraudulent, criminal, negligent or knowingly wrongful act, error or omission by the Mortgagor, originator (or assignee thereof) of such Mortgage Loan, Lender, a Servicer or the Master Servicer, would result in an exclusion from, denial of, or defense to coverage which otherwise would be provided by a Primary Insurance Policy.

     GROUP I LOAN: The Mortgage Loans designated on the Mortgage Loan Schedule as Group I Loans.

     GROUP I SUBORDINATE AMOUNT: On any Distribution Date, the excess, if any, of the aggregate Principal Balance of the Group I Loans, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, and after giving effect to any Principal Prepayments distributed on the prior Distribution Date, over the then outstanding aggregate Class Principal Balance of the Class I Certificates.

     GROUP II LOAN: The Mortgage Loans designated on the Mortgage Loan Schedule as Group II Loans.

     GROUP II SUBORDINATE AMOUNT: On any Distribution Date, the excess, if any, of the aggregate Principal Balance of the Group II Loans, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, and after giving effect to any Principal Prepayments distributed on the prior Distribution Date, over the then outstanding aggregate Class Principal Balance of the Class II Certificates.

     INDIRECT DTC PARTICIPANTS: Entities such as banks, brokers, dealers or trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly.

     INSURANCE PROCEEDS: Amounts paid or payable by the insurer under any Primary Insurance Policy or any other insurance policy (including any replacement policy permitted under this Agreement) covering any Mortgage Loan or Mortgaged Property, including, without limitation, any hazard insurance policy required pursuant to Section 3.07, any title insurance policy required pursuant to Section 2.03, and any FHA insurance policy or VA guaranty.

     INTEREST DISTRIBUTION AMOUNT: On any Distribution Date, for any Class of Mortgage Trust Certificates (other than the Class IX-M or Class IIX-M Certificates), First Level Certificate Trust Certificates (other than the Class IX-L or Class IIX-L Certificates) or the Class R-1 or Class R-2 Certificates, the amount of interest accrued on the respective Class Principal Balance or, with respect to the Class IX-L Certificates, Class IIX-L Certificates, Class IX-M Certificates or Class IIX-M Certificates, the Class IX Notional Amount, the Class IIX Notional Amount, the Class IX Notional Amount or the Class IIX Notional Amount, respectively, at 1/12th of the related Remittance Rate: with respect to (i) the Class IIA1-L Certificates, during the monthly period from the 25th day of the month preceding such Distribution Date through the 24th day of the month of such Distribution Date and (ii) any Class of Mortgage Trust Certificates, First Level Certificate Trust Certificates (other than the Class IIA1-L Certificates) or the Class R-1 or Class R-2 Certificates, during the Prior Period, in each case before giving effect to allocations of Realized Losses for the Prior Period or distributions to be made on such Distribution Date, reduced by Uncompensated Interest Shortfall and the interest portion of Realized Losses allocated to such Class pursuant to the definitions of "Uncompensated Interest Shortfall" and "Realized Loss," respectively. The Interest Distribution Amount for the Class IP-L, Class IIP-L, Class IP-M and Class IIP-M Certificates on any Distribution Date shall equal zero.

     INVESTMENT ACCOUNT: The commingled account (which shall be commingled only with investment accounts related to series of pass-through certificates with a class of certificates which has a rating equal to the highest of the Ratings of the Certificate Trust Certificates) maintained by the Master Servicer in the trust department of the Investment Depository pursuant to Section 3.03 and which bears a designation acceptable to the Rating Agency.

     INVESTMENT DEPOSITORY: Chemical Bank, New York, New York or another bank or trust company designated from time to time by the Master Servicer. The Investment Depository shall at all times be an Eligible Institution.

     JUNIOR SUBORDINATE CERTIFICATES: The Class B-4, Class B-5 and Class B-6 Certificates, collectively.

     LENDER: An institution from which the Company purchased any Mortgage Loan pursuant to a Selling and Servicing Contract.

     LIBOR: With respect to each Distribution Date, the London Interbank Offered Rate for one-month United States dollar-denominated deposits determined by the Master Servicer on the basis of quotations as of approximately 11:00 a.m. (London time) appearing on the Telerate Page 3750 (as defined in the International Swap Dealers Association Inc. Code of 1987 Interest Rate and Currency Exchange Definitions) of the Reference Banks, as follows:

          (A) in the event that fewer than two Reference Banks provide such quotations, the higher of

             (i) LIBOR as determined on the immediately preceding LIBOR Determination Date (or, in the case of the first LIBOR Determination Date, 5.375%) and

            (ii) the Reserve Rate. The "Reserve Rate" will be the rate per annum (rounded upward, if necessary, to the nearest multiple of 1/16th of 1%) that the Master Servicer determines to be either

               (x) the arithmetic mean of the offered quotations that the leading banks in New York City selected by the Master Servicer in its sole discretion are then quoting on the relevant LIBOR Determination Date for one-month United States dollar deposits to the principal London office of each of the Reference Banks or those of them (being at least two in number) to which such offered quotations are, in the opinion of the Master Servicer, being so made, or

               (y) in the event that the Master Servicer can determine no such arithmetic mean, the arithmetic mean of the offered quotations that the leading banks in New York City selected by the Master Servicer in its sole discretion are quoting on such LIBOR Determination Date to leading European banks for one-month United States dollar deposits, provided, however, that if the banks selected by the Master Servicer are not then so quoting, LIBOR shall be as determined on the immediately preceding LIBOR Determination Date (or, in the case of the first LIBOR Determination Date, 5.375%, as specified above);

          (B) otherwise, the arithmetic mean (rounded upward, if necessary, to the nearest multiple of 1/16th of 1%) of the offered quotations of the Reference Banks on the applicable LIBOR Determination Date the establishment of which, in each case, shall be final and binding upon the Certificateholders in the absence of manifest error.

     LIBOR DETERMINATION DATE: With respect to interest paid on any Distribution Date, other than the first Distribution Date, the second day on which banks in London and New York City are open for the transaction of international business prior to the 25th day of the month preceding the Distribution Date.

     LIQUIDATED MORTGAGE LOAN: A Mortgage Loan as to which the Master Servicer or the applicable Servicer has determined in accordance with its customary servicing practices that all amounts which it expects to recover from or on account of such Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds or otherwise have been recovered. For purposes of this definition, acquisition of a Mortgaged Property by the Mortgage Trust Fund shall not constitute final liquidation of the related Mortgage Loan.

     LIQUIDATION PRINCIPAL: The principal portion of Liquidation Proceeds received (exclusive of the portion thereof attributable to distributions to the Class IP-L or Class IIP-L Certificates pursuant to clauses (I)(a)(i) or
(I)(b)(i) of the definition of "First Level Certificate Trust Certificate Distribution Amount" herein) with respect to each Mortgage Loan which became a Liquidated Mortgage Loan (but not in excess of the principal balance thereof) during the Prior Period.

     LIQUIDATION PROCEEDS: Amounts after deduction of amounts reimbursable under
Section 3.05(a)(i) and (ii) received and retained in connection with the liquidation of defaulted Mortgage Loans, whether through foreclosure or otherwise, other than Insurance Proceeds.

     LOAN GROUP: Loan Group I or Loan Group II, as applicable.

     LOAN GROUP I: The group of Mortgage Loans comprised of the Group I Loans.

     LOAN GROUP II: The group of Mortgage Loans comprised of the Group II Loans.

     LOAN-TO-VALUE RATIO: The original principal amount of a Mortgage Loan divided by the Original Value; however, references to "current Loan-to-Value Ratio" shall mean the then current Principal Balance of a Mortgage Loan divided by the Original Value.

     LOCKOUT PERCENTAGE: For any Distribution Date occurring prior to the Distribution Date in January, 2002, 0%; and for any Distribution Date occurring on or after the Distribution Date in January, 2002, 100%.

     MASTER SERVICER: The Company, or any successor Master Servicer appointed as provided pursuant to Section 7.02, acting to service and administer the Mortgage Loans pursuant to Section 3.01.

     MASTER SERVICING FEE: The fee charged by the Master Servicer for supervising the mortgage servicing and advancing certain expenses, equal to a per annum rate set forth for each Mortgage Loan in Exhibit D on the outstanding Principal Balance of such Mortgage Loan, payable monthly from the Certificate Account.

     MONTHLY P&I ADVANCE: An advance of funds by the Master Servicer pursuant to
Section 4.03 or a Servicer pursuant to its Selling and Servicing Contract to cover delinquent principal and interest installments.

     MONTHLY PAYMENT: The scheduled payment of principal and interest on a Mortgage Loan (including any amounts due from a Buydown Fund, if any) which is due on the related Due Date for such Mortgage Loan.

     MOODY'S: Moody's Investors Service, provided that at any time it be a Rating Agency.

     MORTGAGE: The mortgage, deed of trust or other instrument securing a Mortgage Note.

     MORTGAGE FILE: The following documents or instruments with respect to each Mortgage Loan transferred and assigned pursuant to Section 2.01, (X) with respect to each Mortgage Loan that is not a Cooperative Loan:

              (i) The original Mortgage Note endorsed to "First Bank National Association, as Custodian/Trustee, without recourse" or to "First Bank National Association, as trustee for the benefit of the Holders from time to time of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1996-4, without recourse" and all intervening endorsements evidencing a complete chain of endorsements from the originator to the Trustee, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note, together with an original lost note affidavit from the originator of the related Mortgage Loan or the Company stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note; in the event the Mortgage Notes or the assignments referred to in Section (iii)(2) of this definition of "Mortgage File" are endorsed in blank as of the Closing Date, the Company shall, within 45 days of the Closing Date, cause such Mortgage Notes or assignments to be endorsed or executed pursuant to the terms set forth herein;

              (ii) The Buydown Agreement, if applicable;

              (iii) A Mortgage that is either

                (1) the original recorded Mortgage with recording
              information thereon for the jurisdiction in which the Mortgaged Property is located, together with a Mortgage assignment thereof in recordable form to "First Bank National Association, as
              Custodian/Trustee" or to "First Bank National
              Association, as Trustee for the Holders of PNC
              Mortgage Securities Corp. Mortgage Pass-Through
              Certificates, Series 1996-4" and all intervening assignments evidencing a complete chain of assignment, from the originator to the name holder or the payee endorsing the related Mortgage Note; or

                (2) a copy of the Mortgage which represents a true
              and correct reproduction of the original Mortgage and which has either been certified (i) on the face thereof by the public recording office in the appropriate jurisdiction in which the Mortgaged Property is located, or (ii) by the originator or Lender as a true and correct copy the original of which has been sent for recordation and an original Mortgage assignment thereof duly executed and acknowledged in recordable form to "First Bank National Association, as Custodian/Trustee" or to "First Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1996-4" and all intervening assignments evidencing a complete chain of assignment from the originator to the name holder or the payee endorsing the related Mortgage Note;

              (iv) A copy of (a) the title insurance policy, or (b) in lieu thereof, a title insurance binder, a copy of an attorney's title opinion, certificate or other evidence of title acceptable to the Company;

              (v) For any Mortgage Loan for which a Primary Insurance Policy is in effect as of the Cut-Off Date, as shown on the Mortgage Loan Schedule, an original commitment for, or certificate of, primary insurance issued by the applicable insurer; and

              (vi) For any Mortgage Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

and (Y) with respect to each Cooperative Loan:

              (i) the original Mortgage Note endorsed to "First Bank National Association, as Custodian/Trustee" or to "First Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1996-4" and all intervening endorsements evidencing a complete chain of endorsements, from the originator to the Trustee, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note, together with an original lost note affidavit from the originator of the related Mortgage Loan or the Company stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

              (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

              (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

              (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

              (v) The Security Agreement;

              (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

              (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

              (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

              (ix) An executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans; and

              (x) For any Cooperative Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

         MORTGAGE INTEREST RATE: For any Mortgage Loan, the per annum rate at which interest accrues on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

         MORTGAGE LOAN SCHEDULE: The schedule, as amended from time to time, of Mortgage Loans attached hereto as Exhibit D, which shall set forth as to each Mortgage Loan the following, among other things:

                (i) its loan number,

               (ii) its Loan Group,

              (iii) the address of the Mortgaged Property,

               (iv) the name of the Mortgagor,

                (v) the Original Value of the property subject to the Mortgage,

               (vi) the Principal Balance as of the Cut-Off Date,

              (vii) the Mortgage Interest Rate borne by the Mortgage
         Note,

             (viii) whether a Primary Insurance Policy is in effect as of the Cut-Off Date,

               (ix) the maturity of the Mortgage Note, and

                (x) the Servicing Fee and Master Servicing Fee.

         MORTGAGE LOANS: With respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, and, with respect to each Mortgage Loan other than a Cooperative Loan, the Mortgages and the related Mortgage Notes, each transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as part of the Mortgage Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

         MORTGAGE NOTE: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

         MORTGAGE POOL: All of the Mortgage Loans.

         MORTGAGE TRUST AVAILABLE DISTRIBUTION AMOUNT: For each of Loan Group I and Loan Group II, on any Distribution Date, the sum of the following amounts with respect to the Mortgage Loans in such Loan Group:

              (1) the total amount of all cash received by or on behalf of the Master Servicer with respect to such Mortgage Loans by the Determination Date for such Distribution Date and not previously distributed (including Monthly P&I Advances made by Servicers, proceeds of Liquidated Mortgage Loans and scheduled amounts of distributions from Buydown Funds respecting Buydown Loans, if any), except:

                      (a) all scheduled payments of principal
                  and interest collected but due on a date subsequent to the related Due Date;

                      (b) all Curtailments received after the
                  Prior Period (together with any interest payment received with such prepayments to the extent that it represents the payment of interest accrued on a related Mortgage Loan subsequent to the Prior Period);

                      (c) all Payoffs received on or after the
                  15th day of the month of any such
                  Determination Date (together with any
                  interest payment received with such Payoffs to the extent that it represents the payment of interest accrued on a related Mortgage Loan subsequent to the Prior Period), and interest accrued during the period from the 1st to the 14th day of the month of such Determination Date and received with Payoffs received during such period, which interest shall not be included in the calculation of the Mortgage Trust Available Distribution Amount for any Distribution Date;

                      (d) Insurance Proceeds and Liquidation
                  Proceeds received after the Prior Period;

                      (e) all amounts in the Certificate
                  Account which are due and reimbursable to a Servicer or the Master Servicer pursuant to the terms of this Agreement;

                      (f) the sum of the Master Servicing Fee
                  and the Servicing Fee for each Mortgage
                  Loan; and

                      (g) Excess Liquidation Proceeds;

              (2) the sum, to the extent not previously distributed, of the following amounts, to the extent advanced or received, as applicable, by the Master Servicer by the Distribution Date:

                      (a) any Monthly P&I Advance made by the Master
                  Servicer to the Trustee with respect to such Distribution Date; and

                      (b) Compensating Interest; and

              (3) the total amount, to the extent not previously distributed, of all cash received by the Distribution Date by the Trustee, in respect of a Purchase Obligation under Section 2.02 and Section 2.03.

         MORTGAGE TRUST CERTIFICATE DISTRIBUTION AMOUNT: For any Distribution Date, the Mortgage Trust Available Distribution Amount shall be distributed to the Mortgage Trust Certificates and the Class R-1 Certificates in the following amounts and priority:

         (a) To the extent of the Mortgage Trust Available Distribution Amount for Loan Group I:

              (i) First, to the Class IP-M Certificates, the aggregate for all Class IP Mortgage Loans of the product for each Class IP Mortgage Loan of the applicable Class IP Fraction and the sum of (x) scheduled payments of principal on such Class IP Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class IP Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price pursuant to a Purchase Obligation and (4) Liquidation Proceeds and (z) the principal portion received in respect of such Class IP Mortgage Loan during the Payoff Period of Payoffs;

              (ii) Second, to the Class IX-M, Class Y-1, Class Z-1 and Class R-1 Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

              (iii) Third, to the Class IX-M, Class Y-1, Class Z-1 and Class R-1 Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

              (iv) Fourth, to the Class R-1 Certificates until the Class R-1 Principal Balance has been reduced to zero;

              (v) Fifth, to the Class Y-1 and Class Z-1 Certificates, the Class Y-1 Principal Distribution Amount and the Class Z-1 Principal Distribution Amount, respectively;

         (b) To the extent of the Mortgage Trust Available Distribution Amount for Loan Group II:

              (i) First, to the Class IIP-M Certificates, the aggregate for all Class IIP Mortgage Loans of the product for each Class IIP Mortgage Loan of the applicable Class IIP Fraction and the sum of (x) scheduled payments of principal on such Class IIP Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class IIP Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price pursuant to a Purchase Obligation and (4) Liquidation Proceeds and (z) the principal portion received in respect of such Class IIP Mortgage Loan during the Payoff Period of Payoffs;

              (ii) Second, to the Class IIX-M, Class Y-2 and Class Z-2 Certificates, concurrently, the sum of the Interest
         Distribution Amounts for such Classes of Certificates remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

              (iii) Third, to the Class IIX-M, Class Y-2 and Class Z-2 Certificates, concurrently, the sum of the Interest
         Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

              (iv) Fourth, to the Class Y-2 and Class Z-2 Certificates, the Class Y-2 Principal Distribution Amount and the Class Z-2 Principal Distribution Amount, respectively; and

         (c) To the Class R-1 Certificates, the Residual Distribution Amount for such Distribution Date.

     MORTGAGE TRUST CERTIFICATES: The Class Y-1, Class Y-2, Class Z-1, Class Z-2, Class IX-M, Class IIX-M, Class IP-M and Class IIP-M Certificates issued pursuant to this Agreement.

     MORTGAGE TRUST FUND: The corpus of the trust created pursuant to Section
2.01 of this Agreement. The Mortgage Trust Fund consists of (i) the Mortgage Loans and all rights pertaining thereto; (ii) such assets as from time to time may be held by the Trustee (or its duly appointed agent) in the Certificate Account or the Investment Account (except amounts representing the Master Servicing Fee or the Servicing Fee); (iii) such assets as from time to time may be held by Servicers in a Custodial Account for P&I related to the Mortgage Loans (except amounts representing the Master Servicing Fee or the Servicing
Fee); (iv) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure or, in the case of a Cooperative Loan, a similar form of conversion, after the Cut-Off Date; and (v) amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool.

     MORTGAGED PROPERTY: With respect to any Mortgage Loan, other than a Cooperative Loan, the real property, together with improvements thereto, and, with respect to any Cooperative Loan, the related Cooperative Stock and Cooperative Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

     MORTGAGOR: The obligor on a Mortgage Note.

     NONRECOVERABLE ADVANCE: Any advance which the Master Servicer shall determine to be a Nonrecoverable Advance pursuant to Section 4.04 and which was, or is proposed to be, made by (i) the Master Servicer or (ii) a Servicer pursuant to its Selling and Servicing Contract.

     NON-U.S. PERSON: A Person that is not a U.S. Person.

     OTS: The Office of Thrift Supervision, or any successor thereto.

     OFFICER'S CERTIFICATE: A certificate signed by the Chairman of the Board, the President, a Vice President, or the Treasurer of the Master Servicer and delivered to the Trustee.

     OPINION OF COUNSEL: A written opinion of counsel, who shall be reasonably acceptable to the Trustee and who may be counsel for the Company or the Master Servicer.

     ORIGINAL VALUE: With respect to any Mortgage Loan other than a Mortgage Loan originated for the purpose of refinancing an existing mortgage debt, the lesser of (a) the Appraised Value of the Mortgaged Property at the time the Mortgage Loan was originated or (b) the purchase price paid for the Mortgaged Property by the Mortgagor. With respect to a Mortgage Loan originated for the purpose of refinancing existing mortgage debt, the Original Value shall be equal to the Appraised Value of the Mortgaged Property at the time the Mortgage Loan was originated.

     OWNERSHIP INTEREST: As defined in Section 5.01(b).

     PASS-THROUGH ENTITY: As defined in Section 5.01(b).

     PASS-THROUGH RATE: For each Mortgage Loan, a rate equal to the Mortgage Interest Rate for such Mortgage Loan less the applicable per annum percentage rates related to each of the Servicing Fee and the Master Servicing Fee. For each Mortgage Loan, any calculation of monthly interest at such rate shall be based upon annual interest at such rate (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid Principal Balance of the related Mortgage Loan divided by twelve, and any calculation of interest at such rate by reason of a Payoff shall be based upon annual interest at such rate on the outstanding Principal Balance of the related Mortgage Loan multiplied by a fraction, the numerator of which is the number of days elapsed from the Due Date of the last scheduled payment of principal and interest to, but not including, the date of such Payoff, and the denominator of which is (a) for Payoffs received on a Due Date, 360, and (b) for all other Payoffs, 365.

     PAYING AGENT: Any paying agent appointed by the Trustee pursuant to Section 8.12.

     PAYOFF: Any Mortgagor payment of principal on a Mortgage Loan equal to the entire outstanding Principal Balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment-in-full.

     PAYOFF EARNINGS: For any Distribution Date with respect to each Mortgage Loan on which a Payoff was received by the Master Servicer during the Payoff Period, the aggregate of the interest earned by the Master Servicer from investment of each such Payoff from the date of receipt of such Payoff until the Business Day immediately preceding the related Distribution Date (net of investment losses).

     PAYOFF INTEREST: For any Distribution Date with respect to a Mortgage Loan for which a Payoff was received on or after the first calendar day of the month of such Distribution Date and before the 15th calendar day of such month, an amount of interest thereon at the applicable Pass-Through Rate from the first day of the month of distribution through the day of receipt thereof; to the extent (together with Payoff Earnings and the aggregate Master Servicing Fee) not required to be distributed as Compensating Interest on such Distribution Date, Payoff Interest shall be payable to the Master Servicer as additional servicing compensation.

     PAYOFF PERIOD: With respect to the first Distribution Date, the period from the Cut-Off Date through January 14, 1997, inclusive; and with respect to any Distribution Date thereafter, the period from the 15th day of the Prior Period through the 14th day of the month of such Distribution Date, inclusive.

     PERCENTAGE INTEREST: (a) With respect to the right of each Certificate of a particular Class in the distributions allocated to such Class, "Percentage Interest" shall mean the percentage undivided beneficial ownership interest evidenced by such Certificate of such Class, which percentage shall equal:

          (i) with respect to any Certificate (other than the Residual, Class IX, Class IX-L, Class IX-M, Class IIX, Class IIX-L, Class IIX-M, Class IIA-2 Certificates), its Certificate Principal Balance divided by the applicable Class Principal Balance;

          (ii) with respect to the Class IX, Class IX-L, Class IX-M, Class IIX, Class IIX-L, Class IIX-M and Class IIA-2 Certificates, the percentage resulting from the division of (a) the portion of the respective Class Notional Amount as of the Cut-Off Date evidenced by such Certificate, as set forth on the face of such Certificate by (b) such respective Class Notional Amount as of the Cut-Off Date; and

          (iii) with respect to the Residual Certificates, the percentage set forth on the face of such Certificate.

     (b) With respect to the rights of each Certificate in connection with Sections 5.09, 7.01, 8.01(c), 8.02, 8.07, 10.01 and 10.03, "Percentage Interest"
shall mean the percentage undivided beneficial interest evidenced by such Certificate in the Certificate Trust Fund, which for purposes of such rights only shall equal:

          (i) with respect to any Class of Certificate Trust Certificates (other than the Class IX, Class IIX or Class IIA-2 Certificates), the product of
     (x) ninety-seven percent (97%) and (y) the percentage calculated by dividing its Certificate Principal Balance by the Aggregate Certificate Principal Balance of the Certificate Trust Certificates; PROVIDED, HOWEVER, that the percentage in (x) above shall be increased by one percent (1%) upon each retirement of the Class of Class IX, Class IIX and Class IIA-2 Certificates.

          (ii) with respect to any Class of Class IX, Class IIX or Class IIA-2 Certificate, one percent (1%) of such Certificate's Percentage Interest as calculated by paragraph (a)(ii) of this definition; and

          (iii) with respect to the Class R Certificates, zero.

     PERMITTED TRANSFEREE: With respect to the holding or ownership of any Residual Certificate, any Person other than (i) the United States, a State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section 521) which is exempt from the taxes imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) any Person from whom the Trustee has not received an affidavit to the effect that it is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Code, and (vi) any other Person so designated by the Company based upon an Opinion of Counsel that the transfer of an Ownership Interest in a Residual Certificate to such Person may cause the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund, as applicable, to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code
Section 7701 or successor provisions. A corporation shall not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

     PERSON: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     PREPAID MONTHLY PAYMENT: Any Monthly Payment received prior to its scheduled Due Date, which is intended to be applied to a Mortgage Loan on its scheduled Due Date and held in the related Custodial Account for P&I until the Withdrawal Date following its scheduled Due Date.

     PRIMARY INSURANCE POLICY: A policy of mortgage guaranty insurance, if any, on an individual Mortgage Loan, providing coverage as required by Section 2.03(xi).

     PRINCIPAL BALANCE: At the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date, after deduction of all principal payments due on or before the Cut-Off Date and not paid, reduced by all amounts distributed or (except for purposes of the definitions of "Class B Loan Group Component Percentage," "Class IA Percentage," "Class IA-3 Percentage," "Class IIA Percentage," "Class IIA-5 Percentage," "Class IIX Notional Amount," "Class IX Notional Amount," "First Level Certificate Trust Certificate Distribution Amount," "Group I Subordinate Amount," "Group II Subordinate Amount" and "Realized Loss" when such determination occurs earlier in the month than the Distribution Date) to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Mortgage Loan.

     In the case of a Substitute Mortgage Loan, "Principal Balance" shall mean, at the time of any determination, the principal balance of such Substitute Mortgage Loan transferred to the Mortgage Trust Fund on the date of substitution, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Substitute Mortgage Loan.

     The Principal Balance of a Mortgage Loan (including a Substitute Mortgage
Loan) shall not be adjusted solely by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period. Whenever a Realized Loss has been incurred with respect to a Mortgage Loan during a calendar month, the Principal Balance of such Mortgage Loan shall be reduced by the amount of such Realized Loss as of the Distribution Date next following the end of such calendar month after giving effect to the allocation of Realized Losses and distributions of principal to the Certificates.

     This is the "Stated Principal Balance" referred to in the Prospectus.

     PRINCIPAL PAYMENT: Any payment of principal on a Mortgage Loan other than a Principal Prepayment.

     PRINCIPAL PAYMENT AMOUNT: On any Distribution Date and for any Loan Group, the sum of (i) the scheduled principal payments on the Mortgage Loans in such Loan Group due on the related Due Date, (ii) the principal portion of repurchase proceeds received with respect to any Mortgage Loan in such Loan Group, which was repurchased by the Company pursuant to a Purchase Obligation during the Prior Period, and (iii) any other unscheduled payments of principal, other than

Principal Prepayments or Liquidation Principal, which were received during the Prior Period from the Mortgage Loans in such Loan Group.

     PRINCIPAL PREPAYMENT: Any payment of principal on a Mortgage Loan which constitutes a Payoff or a Curtailment.

     PRINCIPAL PREPAYMENT AMOUNT: On any Distribution Date and for any Loan Group, the sum of (i) Curtailments received during the Prior Period from the Mortgage Loans in such Loan Group and (ii) Payoffs received during the Payoff Period from the Mortgage Loans in such Loan Group.

     PRIOR PERIOD: The calendar month immediately preceding any Distribution
Date.

     PRO RATA ALLOCATION: The allocation of the interest and principal portions of Realized Losses among or between specified Classes of First Level Certificate Trust Certificates as follows: the principal portion of Realized Losses on the Mortgage Loans to the outstanding Classes of Certificates, other than the Class IP-L and Class IIP-L Certificates, pro rata according to their respective Class Principal Balances; PROVIDED, HOWEVER, that in each case if the loss is recognized with respect to a Class IP or Class IIP Mortgage Loan, the Class IP or Class IIP Fraction of such loss will first be allocated to the Class IP-L or Class IIP-L Certificates, respectively, and the remainder of such loss will be allocated as described above to the other outstanding Classes of Certificates; and for the interest portion of Realized Losses on the Mortgage Loans, to the outstanding Classes of Certificates, other than the Class IP-L and Class IIP-L Certificates, pro rata according to the amount of interest accrued but unpaid on each such Class of Certificates, in reduction thereof and then pro rata according to the respective Class Principal Balances of each such Class of Certificates, in reduction thereof. Any losses allocated among First Level Certificate Trust Certificates pursuant to this definition of "Pro Rata Allocation" shall also be allocated to the Corresponding Class of Certificate Trust Certificates in the same manner and amounts as they reduce such attributes of the Corresponding Class of First Level Certificate Trust Certificates; PROVIDED, HOWEVER, that the interest portion of such losses allocated to the Class IIA1-L Certificates and applied to reduce the Interest Distribution Amount thereof shall be allocated to the Class IIA-1 and Class IIA-2 Certificates in reduction of the distribution to such Certificates pursuant to clause (i)(C) of the definition of "Certificate Trust Certificate Distribution Amount," pro rata according to the allocation set forth in such clause.

     PURCHASE OBLIGATION: An obligation of the Company to repurchase Mortgage Loans under the circumstances and in the manner provided in Section 2.02 or
Section 2.03.

     PURCHASE PRICE: With respect to any Mortgage Loan to be purchased pursuant to a Purchase Obligation, an amount equal to the sum of the Principal Balance thereof, and unpaid accrued interest thereon, if any, to the last day of the calendar month in which the date of repurchase occurs at a rate equal to the applicable Pass-Through Rate; provided, however, that no Mortgage Loan shall be purchased or required to be purchased pursuant to Section 2.03, or more than two years after the Closing Date under Section 2.02, unless (a) the Mortgage Loan to be purchased is in default, or default is in the judgment of the Company reasonably imminent, or (b) the Company, at its expense, delivers to the Trustee an Opinion of Counsel to the effect that the purchase of such Mortgage Loan will not give rise to a tax on a prohibited transaction, as defined in Section 860F(a) of the Code;

provided, further, that in the case of clause (b) above, the Company will use its reasonable efforts to obtain such Opinion of Counsel if such opinion is obtainable.

     QUALIFIED INSURER: A mortgage guaranty insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located if such qualification is necessary to issue the applicable insurance policy or bond, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the Primary Insurance Policies and approved as an insurer by FHLMC or FNMA and the Master Servicer. A Qualified Insurer must have the rating required by the Rating Agency.

     RATING AGENCY: Initially, each of Moody's and DCR, thereafter, each nationally recognized statistical rating organization that has rated the Certificate Trust Certificates and the Residual Certificates at the request of the Company, or their respective successors in interest.

     RATINGS: As of any date of determination, the ratings, if any, of the Certificate Trust Certificates and the Residual Certificates as assigned by the Rating Agency.

     REALIZED LOSS: For any Distribution Date, with respect to any Mortgage Loan which became a Liquidated Mortgage Loan during the related Prior Period, the sum of (i) the principal balance of such Mortgage Loan remaining outstanding and the principal portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the principal portion of such Realized Loss), and (ii) the accrued interest on such Mortgage Loan remaining unpaid and the interest portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the interest portion of such Realized Loss). For any Distribution Date, with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the related Due Date. In addition, on each Distribution Date prior to the Credit Support Depletion Date, if on such Distribution Date after giving effect to the principal distributions and allocations of Realized Losses as otherwise described in this definition, the aggregate Certificate Principal Balance of all outstanding Certificates exceeds the aggregate Principal Balance of the Mortgage Loans as of such Distribution Date, then the principal portion of Realized Losses shall include an amount equal to the excess of the Certificate Principal Balance of the Certificates over such aggregate Principal Balance.

     Realized Losses, Special Hazard Losses, Fraud Losses and Bankruptcy Losses shall be allocated to the Mortgage Trust Certificates as follows: The interest portion of Realized Losses, if any, shall be allocated among the Classes of Mortgage Trust Certificates related to such Loan Group pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof. Any interest portion of Realized Losses in excess of the amount allocated pursuant to the preceding sentence shall be treated as a principal portion of Realized Losses not attributable to any specific Mortgage Loan in such Loan Group and allocated pursuant to the succeeding sentences. The applicable Class P Fraction of any principal portion of Realized Losses attributable to a Class P Mortgage Loan in the Loan Group shall be allocated to the related Class P-M Certificates in reduction of the principal balance thereof. The remainder of the principal portion of Realized Losses shall be allocated, first, to the Class Y Certificates related to the Loan Group to the extent of the applicable Class Y Principal Reduction Amount in reduction of the Class Principal Balance of such Certificates and, second, the remainder, if any, of such principal portion of Realized Losses shall be allocated to the related Class Z Certificates in reduction of the Class Principal Balance thereof.

     Realized Losses, Special Hazard Losses, Fraud Losses and Bankruptcy Losses allocated to any Class of First Level Certificate Trust Certificates shall also be allocated to the Corresponding Class of Certificate Trust Certificates and applied to reduce the Class Principal Balance for such Class of Certificate Trust Certificates in the same manner and amounts as they reduce such attributes of the Corresponding Class of First Level Certificate Trust Certificates; PROVIDED, HOWEVER, that the interest portion of such losses allocated to the Class IIA1-L Certificates shall be allocated to the Class IA-1 and Class IA-2 Certificates in accordance with the proviso contained in the definition of "Pro Rata Allocation" herein.

     Except for Special Hazard Losses in excess of Special Hazard Coverage, Fraud Losses in excess of Fraud Coverage and Bankruptcy Losses in excess of Bankruptcy Coverage, Realized Losses shall be allocated among the First Level Certificate Trust Certificates (i) for Realized Losses allocable to principal
(a) first, to the Class B6-L Certificates, until the Class B6-L Principal Balance has been reduced to zero, (b) second, to the Class B5-L Certificates, until the Class B5-L Principal Balance has been reduced to zero, (c) third, to the Class B4-L Certificates, until the Class B4-L Principal Balance has been reduced to zero, (d) fourth, to the Class B3-L Certificates, until the Class B3-L Principal Balance has been reduced to zero, (e) fifth, to the Class B2-L Certificates, until the Class B2-L Principal Balance has been reduced to zero,
(f) sixth, to the Class B1-L Certificates, until the Class B1-L Principal Balance has been reduced to zero, and (g) seventh, (x) in the case of losses on the Group I Loans, to the outstanding Classes of Class I Certificates, other than the Class IP-L Certificates, pro rata according to their respective Class Principal Balances and (y) in the case of losses on the Group II Loans, to the outstanding Classes of Class II Certificates, other than the Class IIP-L Certificates, pro rata according to their respective Class Principal Balances; PROVIDED, HOWEVER, that in each case if the loss is recognized with respect to a Class IP or Class IIP Mortgage Loan, the Class IP or Class IIP Fraction of such loss will first be allocated to the Class IP-L or Class IIP-L Certificates, respectively, and the remainder of such loss will be allocated as described above in this clause (i), and (ii) for Realized Losses allocable to interest (a) first, to the Class B6-L Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B6-L Principal Balance, (b) second, to the Class B5-L Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B5-L Principal Balance,
(c) third, to the Class B4-L Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B4-L Principal Balance, (d) fourth, to the Class B3-L Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B3-L Principal Balance, (e) fifth, to the Class B2-L Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B2-L Principal Balance, (f) sixth, to the Class B1-L Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B1-L Principal Balance, and
(g) seventh, (x) in the case of losses on a Group I Loan, to the Class I Certificates, other than the Class IP-L Certificates, pro rata according to accrued but unpaid interest thereon and then pro rata according to their Class Principal Balances in reduction of their respective Class Principal Balances and
(y) in the case of losses on a Group II Loan, to the Class II Certificates, other than the Class IIP-L Certificates, pro rata according to accrued but unpaid interest thereon and then pro rata according to their Class Principal Balances in reduction of their respective Class Principal Balances.

     Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage, and Bankruptcy Losses in excess of the Bankruptcy Coverage shall be allocated among all Classes of First Certificate Trust Certificates by Pro Rata Allocation.

     RECORD DATE: The last Business Day of the month immediately preceding the month of the related Distribution Date.

     REFERENCE BANKS: Barclays Bank PLC, Bankers Trust Company and The Bank of Tokyo, Ltd. or, if any such bank shall cease to provide quotations for one-month United States dollar-denominated deposits, any other leading bank with an established place of business in London engaged in transactions in Eurodollar deposits in the international Eurocurrency market not controlling, controlled by or under common control with the Company, designated by the Company from time to time for the purpose of providing quotations for one-month United States dollar-denominated deposits.

     REGULAR INTEREST CERTIFICATES: (i) with respect to the Mortgage Trust Fund, the Mortgage Trust Certificates, (ii) with respect to the First Level Certificate Trust Fund, the First Level Certificate Trust Certificates and (iii) with respect to the Certificate Trust Fund, the Certificate Trust Certificates.

     REMIC: A real estate mortgage investment conduit, as such term is defined in the Code.

     REMIC PROVISIONS: Sections 860A through 860G of the Code, related Code provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     REMITTANCE RATE: For each Class of Certificates, the per annum rate set forth as the Remittance Rate for such Class in the Preliminary Statement hereto.

     RESIDUAL CERTIFICATES: (i) with respect to the Mortgage Trust Fund, the Class R-1 Certificates, which are being issued in a single class, (ii) with respect to the First Level Certificate Trust Fund, the Class R-2 Certificates, which are being issued in a single class and (iii) with respect to the Certificate Trust Fund, the Class R Certificates, which are being issued in a single class. The Class R, Class R-1 and Class R-2 Certificates are hereby designated the sole Class of "residual interests" in the REMIC related to the Certificate Trust Fund, Mortgage Trust Fund and First Level Certificate Trust Fund, respectively, for purposes of Section 860G(a)(2) of the Code.

     RESIDUAL DISTRIBUTION AMOUNT: On any Distribution Date, with respect to the Class R-1 Certificates, any portion of the Mortgage Trust Available Distribution Amount for a Loan Group remaining after all distributions to the related Mortgage Trust Certificates and Class R-1 Certificates, or, with respect to the Class R-2 Certificates, any portion of the First Level Certificate Trust Available Distribution Amount for a Loan Group remaining after all distributions to the related First Level Certificate Trust Certificates and Class R-2 Certificates, or, with respect to the Class R Certificates, any portion of the Certificate Trust Available Distribution Amount for a Loan Group remaining after all distributions to the related Certificate Trust Certificates and Class R Certificates. Upon termination of the obligations created by this Agreement and the Mortgage Trust Fund, First Level Certificate Trust Fund and Certificate Trust Fund created hereby, the amounts which remain on deposit in the Certificate Account with respect to the Class R-1 Certificates after payment to the Holders of the Mortgage Trust Certificates of the amounts set forth in
Section 9.01 of this Agreement, and subject to the conditions set forth therein.

     RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer assigned to and working in its Corporate Trust Department or similar group and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     SECURITIES ACT: The Securities Act of 1933, as amended.

     SECURITY AGREEMENT: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Stock.

     SELLING AND SERVICING CONTRACT: (a) The contract (including the PNC Mortgage Securities Corp. Selling Guide and PNC Mortgage Securities Corp. Servicing Guide to the extent incorporated by reference therein) between the Master Servicer and a Person relating to the sale of the Mortgage Loans to the Company and the servicing of such Mortgage Loans, on behalf of the Master Servicer for the benefit of the Certificateholders, which contract is substantially in the form of Exhibit E hereto, as such contract may be amended or modified; provided, however, that any such amendment or modification shall not materially adversely affect the interests and rights of Certificateholders; and (b) any other similar contract providing substantially similar rights and benefits as those provided by the form of contract attached as Exhibit E hereto.

     SENIOR CERTIFICATES: The Class A Certificates that are First Level Certificate Trust Certificates, Class IP-L, Class IX-L, Class IIP-L, Class IIX-L, Class R-L and Class R-2 Certificates, collectively.

     SENIOR SUBORDINATE CERTIFICATES: The Class B1-L, Class B2-L and Class B3-L Certificates, collectively.

     SERVICER: A mortgage loan servicing institution to which the Master Servicer has assigned servicing duties with respect to any Mortgage Loan under a Selling and Servicing Contract; provided, however, the Master Servicer may designate itself or one or more other mortgage loan servicing institutions as Servicer upon termination of an initial Servicer's servicing duties.

     SERVICING FEE: For each Mortgage Loan, the fee paid to the Servicer thereof to perform primary servicing functions for the Master Servicer with respect to such Mortgage Loan, equal to the per annum rate set forth for each Mortgage Loan in the Mortgage Loan Schedule on the outstanding Principal Balance of such Mortgage Loan.

     SERVICING OFFICER: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

     SPECIAL HAZARD COVERAGE: The Special Hazard Coverage Initial Amount less the amount of any scheduled reduction in the amount of Special Hazard Coverage as follows: on each anniversary of the Cut-Off Date, the Special Hazard Coverage shall be reduced, but not increased, to an amount equal to the lesser of (1) the greatest of (a) the aggregate principal balance of the Mortgage Loans located in the single California zip code area containing the largest aggregate principal balance of the Mortgage Loans, (b) 1% of the aggregate unpaid principal balance of the Mortgage Loans and (c) twice the unpaid principal balance of the largest single Mortgage Loan, in each case calculated as of the Due Date in the immediately preceding month, and (2) the Special Hazard Coverage Initial Amount as reduced by the Special Hazard Losses allocated to the Certificates since the Cut-Off Date. Special Hazard Coverage may be reduced upon written confirmation from the Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agency.

     SPECIAL HAZARD COVERAGE INITIAL AMOUNT: $2,613,196.

     SPECIAL HAZARD LOSS: The occurrence of any direct physical loss or damage to a Mortgaged Property not covered by a standard hazard maintenance policy with extended coverage which is caused by or results from any cause except: (i) fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, vandalism, aircraft, vehicles, smoke, sprinkler leakage, except to the extent of that portion of the loss which was uninsured because of the application of a co-insurance clause of any insurance policy covering these perils; (ii) normal wear and tear, gradual deterioration, inherent vice or inadequate maintenance of all or part thereof; (iii) errors in design, faulty workmanship or materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss; (iv) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by this definition of Special Hazard Loss; (v) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (a) by any government of sovereign power (DE JURE or DE FACTO), or by an authority maintaining or using military, naval or air forces, (b) by military, naval or air forces, or (c) by an agent of any such government, power, authority or forces; (vi) any weapon of war employing atomic fission or radioactive force whether in time of peace or war;
(vii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such occurrence; or (viii) seizure or destruction under quarantine or customs regulations, or confiscation by order of any government or public authority.

     STEP DOWN PERCENTAGE: For any Distribution Date, the percentage indicated below:

          Distribution Date Occurring In         Step Down Percentage
          ----------------------------------     --------------------
          January 1997 through December 2001             0%
          January 2002 through December 2002            30%
          January 2003 through December 2003            40%
          January 2004 through December 2004            60%
          January 2005 through December 2005            80%
          January 2006 and thereafter                  100%

     STRIPPED INTEREST RATE: For each Mortgage Loan in Loan Group I, the excess, if any, of the Pass-Through Rate on such Mortgage Loan over 7.000% and for each Mortgage Loan in Loan Group II, the excess, if any, of the Pass-Through Rate on such Mortgage Loan over 8.000%.

     SUBORDINATE CERTIFICATES: The Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L and Class B6-L Certificates, collectively.

     SUBORDINATE LIQUIDATION AMOUNT: The excess, if any, of the aggregate of Liquidation Principal for all Mortgage Loans which became Liquidated Mortgage Loans during the Prior Period, over the sum of the Class IA Liquidation Amount and the Class IIA Liquidation Amount for such Distribution Date.

     SUBORDINATE PERCENTAGE: On any Distribution Date for Loan Group I, the excess of 100% over the Class IA Percentage, and on any Distribution Date for Loan Group II, the excess of 100% over the Class IIA Percentage.

     SUBORDINATE PREPAYMENT PERCENTAGE: On any Distribution Date for Loan Group I, the excess of 100% over the Class IA Prepayment Percentage, and on any Distribution Date for Loan Group II, the excess of 100% over the Class IIA Prepayment Percentage.

     SUBORDINATE PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date, the excess of (A) the sum of (a) the Subordinate Percentage for Loan Group I of the Principal Payment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class IP-L Certificates pursuant to clause (I)(a)(i) of the definition of "First Level Certificate Trust Certificate Distribution Amount"), (b) the Subordinate Percentage for Loan Group II of the Principal Payment Amount for Loan Group II (exclusive of the portion thereof attributable to principal distributions to the Class IIP-L Certificates pursuant to clause (I)(b)(i) of the definition of "First Level Certificate Trust Certificate Distribution Amount"), (c) the Subordinate Prepayment Percentage of the Principal Prepayment Amount for both Loan Groups (exclusive of the portion thereof attributable to principal distributions to the Class IP-L and Class IIP-L Certificates pursuant to clauses (I)(a)(i) and (I)(b)(i), respectively, of the definition of "First Level Certificate Trust Certificate Distribution Amount") and (d) the Subordinate Liquidation Amount over (B) the sum of (x) the amounts required to be distributed to the Class IP-L and Class IIP-L Certificates pursuant to clauses (I)(a)(v) and (I)(a)(vi) and (I)(b)(v) and
(I)(b)(vi), as applicable, of the definition of "First Level Certificate Trust Certificate Distribution Amount" on such Distribution Date, (y) in the event that the Class Principal Balance of either the Class IA or Class IIA Certificates has been reduced to zero, principal paid from the First Level Certificate Trust Available Distribution Amount of the Loan Group related to such Class A Certificates to the remaining Class A Certificates as described in the last sentence of paragraph (I) of the definition of "First Level Certificate Trust Certificate Distribution Amount" and (z) the amounts in respect of principal paid from the First Level Certificate Trust Available Distribution Amount of an Overcollateralized Group to an Undercollateralized Group as described in the last sentence of paragraph (I) of the definition of "First Level Certificate Trust Certificate Distribution Amount." On any Distribution Date, the Subordinate Principal Distribution Amount shall be allocated pro rata, by Class Principal Balance, among the Classes of Subordinate Certificates and paid in the order of distribution to such Classes pursuant to clause (I) in the definition of "First Level Certificate Trust Certificate Distribution Amount" herein. Notwithstanding the foregoing, on any Distribution Date prior to distributions on such date, if the Subordination Level for any Class of Subordinate Certificates is less than such percentage as of the Cut-Off Date, the pro rata portion of the Subordinate Principal Distribution Amount otherwise allocable to the Class or Classes junior to such Class will be distributed to the most senior Class of the Subordinate Certificates for which the Subordination Level is less than such percentage as of the Cut-Off Date, and to the Classes of

Subordinate Certificates senior thereto, pro rata according to the Class Principal Balances of such Classes. For purposes of this definition and the definition of "Subordination Level," the relative seniority, from highest to lowest, of the Classes of Subordinate Certificates shall be as follows: Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L and
Class B6-L.

     SUBORDINATION LEVEL: On any specified date, with respect to any of the Class B Certificates, the percentage obtained by dividing the sum of the Class Principal Balances of the Classes of First Level Certificate Trust Certificates which are subordinate in right of payment to such Class (provided that no Class of Certificates shall be subordinate in right of payment to the Class B6-L Certificates) by the aggregate of the Class Principal Balances of all Classes of First Level Certificate Trust Certificates as of such date prior to giving effect to distributions of principal or interest or allocations of Realized Losses on the Mortgage Loans on such date.

     SUBSTITUTE MORTGAGE LOAN: As defined in Section 2.02.

     TAX MATTERS PERSON: The Holder of the Class R-1 Certificate, with respect to the Mortgage Trust Fund, the Class R-2 Certificate, with respect to the First Level Certificate Trust Fund, and the Class R Certificate, with respect to the Certificate Trust Fund, in each case having an Authorized Denomination of 0.01% or any Permitted Transferee of such Class R-1, Class R-2 or Class R Certificateholder. If the Tax Matters Person for the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund becomes a Disqualified Organization, the last preceding Holder of such Authorized Denomination of the Class R-1, Class R-2 and Class R Certificate, as applicable, that is not a Disqualified Organization shall be Tax Matters Person for such trust pursuant to Section 5.01(c). If any Person is appointed as tax matters person by the Internal Revenue Service pursuant to the Code, such Person shall be Tax Matters Person.

     TERMINATION DATE: As defined in Section 9.01(b).

     TERMINATION PAYMENT: As defined in Section 9.01(b).

     TRANSFER: As defined in Section 5.01(b).

     TRANSFEREE: As defined in Section 5.01(b).

     TRANSFEREE AFFIDAVIT AND AGREEMENT: As defined in Section 5.01(c)(i)(B).

     TRUSTEE: First Bank National Association, or its successor-in-interest as provided in Section 8.09, or any successor trustee appointed as herein provided.

     UNCOLLECTED INTEREST: With respect to any Distribution Date for any Mortgage Loan on which a Payoff was made by a Mortgagor during the related Payoff Period, except for Payoffs received during the period from the first through the 14th day of the month of such Distribution Date, an amount equal to one month's interest at the applicable Pass-Through Rate on such Mortgage Loan less the amount of interest actually paid by the Mortgagor with respect to such Payoff.

     UNCOMPENSATED INTEREST SHORTFALL: With respect to a Loan Group, for any Distribution Date, the excess, if any, of (i) the sum of (a) aggregate Uncollected Interest with respect to the Mortgage

Loans comprising such Loan Group and (b) aggregate Curtailment Shortfall with respect to the Mortgage Loans comprising such Loan Group over (ii) Compensating Interest with respect to such Loan Group, which excess for each Loan Group shall be allocated both (x) to the Classes of Mortgage Trust Certificates and Class R-1 Certificates related to such Loan Group pro rata according to the amount of interest accrued thereon in reduction thereof and
(y) in the case of (a) Loan Group I, to the Classes of Class I Certificates, the Class R-2 Certificates and the Class B Certificates pro rata according to the amount of interest accrued thereon with respect to Loan Group I in reduction thereof and (b) Loan Group II, to the Classes of Class II Certificates and Class B Certificates pro rata according to the amount of interest accrued thereon with respect to Loan Group II in reduction thereof.

     UNDERWRITER:  Donaldson, Lufkin & Jenrette Securities Corporation.

     UNDERWRITING STANDARDS: The underwriting standards of the Company, Chase Home Mortgage Corporation, Old Kent Mortgage Co., First Union Mortgage Corporation or First Nationwide Mortgage Corp., as applicable.

     UNINSURED CAUSE: Any cause of damage to a Mortgaged Property, the cost of the complete restoration of which is not fully reimbursable under the hazard insurance policies required to be maintained pursuant to Section 3.07.

     U.S. PERSON: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

     VA: The Department of Veterans Affairs, formerly known as the Veterans Administration, or any successor thereto.

     WITHDRAWAL DATE: Any day during the period commencing on the 18th day of the month of the related Distribution Date (or if such day is not a Business Day, the immediately preceding Business Day) and ending on the last Business Day prior to the 21st day of the month of such Distribution Date.

     15 YEAR-PREMIUM RATE MORTGAGE LOANS: The Mortgage Loans in Loan Group I having Pass-Through Rates in excess of 7.000% per annum.

     30 YEAR-PREMIUM RATE MORTGAGE LOANS: The Mortgage Loans in Loan Group II having Pass-Through Rates in excess of 8.000% per annum.

                                   ARTICLE II

        CONVEYANCE OF THE TRUST FUNDS; REMIC ELECTION AND DESIGNATIONS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01. CONVEYANCE OF THE MORTGAGE TRUST FUND; REMIC ELECTION AND DESIGNATIONS.

     Concurrently with the execution and delivery hereof, the Company does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Trustee, in trust for the benefit of the Holders of the Mortgage Trust Certificates and the Class R-1 Certificates, without recourse, all the Company's right, title and interest in and to the Mortgage Trust Fund, including but not limited to all scheduled payments of principal and interest due after the Cut-Off Date and received by the Company with respect to the Mortgage Loans at any time, and all Principal Prepayments received by the Company after the Cut-Off Date (such transfer and assignment by the Company to be referred to herein as the "Conveyance"). The Trustee hereby accepts the trust created hereby and acknowledges that it holds the Mortgage Loans for the benefit of the Holders of the Mortgage Trust Certificates and the Class R-1 Certificates issued pursuant to this Agreement. It is the express intent of the parties hereto that the Conveyance of the Mortgage Trust Fund to the Trustee by the Company as provided in this Section 2.01 be, and be construed as, an absolute sale of the Mortgage Trust Fund. It is, further, not the intention of the parties that such Conveyance be deemed a pledge of the Mortgage Trust Fund by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the Mortgage Trust Fund is held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Trust Fund, then

          (a) this Agreement shall be deemed to be a security agreement;

          (b) the Conveyance provided for in this Section 2.01 shall be deemed to be a grant by the Company to the Trustee of a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

               (I) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to any of the property described in (x) and (y) below: (x) the Mortgage Loans including the Mortgage Notes, related Mortgages, Cooperative Stock Certificates, Cooperative Leases, and title, hazard and primary mortgage insurance policies identified on the Mortgage Loan Schedule as defined herein, including all Substitute Mortgage Loans, and all distributions with respect thereto payable on and after the Cut-Off Date; and (y) the Certificate Account, the Investment Account, the Custodial Account for P&I and the Custodial Account for Reserves, including all property therein and all income from the investment of funds therein (including any accrued discount realized on liquidation of any investment purchased at a discount);

               (II) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, uncertificated securities, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

               (III) All cash and non-cash proceeds of the collateral described in (I) and (II) above;

          (c) the possession by the Trustee of the Mortgage Notes, the Mortgages, the Security Agreements, Assignments of Proprietary Lease, Cooperative Stock Certificates, Cooperative Leases and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof) as in force in the relevant jurisdiction; and

          (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

     The Company and the Trustee at the direction of the Company shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

     In connection with the sale, transfer and assignment referred to in the first paragraph of this Section 2.01, the Company, concurrently with the execution and delivery hereof, does deliver to, and deposit with, or cause to be delivered to and deposited with, the Trustee or Custodian the Mortgage Files.

     Concurrently with the execution and delivery hereof, the Company shall cause assignments of the Mortgage Loans to the Trustee to be recorded or filed, except in states where, in the opinion of counsel admitted to practice in such state acceptable to the Company, the Trustee and the Rating Agency submitted in lieu of such recording or filing, such recording or filing is not required to protect the Trustee's interest in the Mortgage Loans against creditors of, or against sale, further assignments, satisfaction or discharge by, the Lender, a Servicer, the Company or the Master Servicer, and the Company shall cause to be filed the Form UCC-3 assignment and Form UCC-1 financing statement referred to in clause (Y)(vii) and (ix), respectively, of the definition of "Mortgage File." In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements, if necessary, with regard to each financing statement and assignment relating to Cooperative Loans.

     In instances where the original recorded Mortgage or any intervening assignment thereof (recorded or in recordable form) cannot be delivered by the Company to the Trustee prior to or concurrently with the execution and delivery hereof (due to a delay on the part of the recording office), the Company may, in lieu of delivering such original documents, deliver to the Trustee a fully legible reproduction of the original Mortgage or intervening assignment provided that the related Lender or originator certifies on the face of such reproduction(s) or copy as follows: "Certified true and correct copy of original which has been transmitted for recordation." For purposes hereof, transmitted for recordation means having been mailed or otherwise delivered for recordation to the appropriate authority. In all such instances, the Company shall transmit the original recorded Mortgage and any intervening assignments with evidence of recording thereon (or a copy of such original Mortgage or intervening assignment certified by the applicable recording office)(collectively, "Recording Documents") to the Trustee within 270 days after the execution and delivery hereof. In instances where, due to a delay on the part of the recording office where any such Recording Documents have been delivered for recordation, the Recording Documents cannot be delivered to the Trustee within 270 days after execution and delivery hereof, the Company shall deliver to the Trustee within such time period a certificate (a "Company Officer's Certificate") signed by the Chairman of the Board, President, any Vice President or Treasurer of the Company stating the date by which the Company expects to receive such Recording Documents from the applicable recording office. In the event that Recording Documents have still not been received by the Company and delivered to the Trustee by the date specified in its previous Company Officer's Certificate delivered to the Trustee, the Company shall deliver to the Trustee by such date an additional Company Officer's Certificate stating a revised date by which the Company expects to receive the applicable Recording Documents. This procedure shall be repeated until the Recording Documents have been received by the Company and delivered to the Trustee.

     In instances where, due to a delay on the part of the title insurer, a copy of the title insurance policy for a particular Mortgage Loan cannot be delivered to the Trustee prior to or concurrently with the execution and delivery hereof, the Company shall provide a copy of such title insurance policy to the Trustee within 90 days after the Company's receipt of the Recording Documents necessary to issue such title insurance policy. In addition, the Company shall provide to the Trustee upon request therefor a duplicate title insurance policy for any Mortgage Loan.

     For Mortgage Loans for which the Company has received a Payoff after the Cut-Off Date and prior to the date of execution and delivery hereof, the Company, in lieu of delivering the above documents, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in
Section 3.10.

     The Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by and unaffiliated with each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this Section 2.01, and to enter into a Custodial Agreement for such purpose, provided, however, that the Trustee shall be and remain liable for the acts of any such Custodian only to the extent that it is responsible for its own acts hereunder.

     The Company and the Trustee agree that the Company, as agent for the Tax Matters Person, shall, on behalf of the Mortgage Trust Fund, elect to treat the Mortgage Trust Fund as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of the REMIC constituted by the Mortgage Trust Fund for its first taxable year.

     The Closing Date is hereby designated as the "startup day" of the REMIC constituted by the Mortgage Trust Fund within the meaning of Section 860G(a)(9) of the Code.

     The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to the Mortgage Trust Fund are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code. The Class R-1 Certificates are being issued in a single Class, which is hereby designated as the sole class of "residual interests" in the Mortgage Trust Fund for purposes of Section 860G(a)(2) of the Code.

     The parties intend that the affairs of the Mortgage Trust Fund formed hereunder shall constitute, and that the affairs of the Mortgage Trust Fund shall be conducted so as to qualify the Mortgage Trust Fund as a REMIC. In furtherance of such intention, the Company covenants and agrees that it shall act as agent for the Tax Matters Person (and the Company is hereby appointed to act as agent for such Tax Matters Person) on behalf of the Mortgage Trust Fund and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year for the Mortgage Trust Fund when and as required by the REMIC Provisions and other applicable federal income tax laws; (b) make an election, on behalf of the trust, for the Mortgage Trust Fund to be treated as a REMIC on the federal tax return of the Mortgage Trust Fund for its first taxable year, in accordance with the REMIC Provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Holders of the Mortgage Trust Certificates and the Class R-1 Certificates, and the Trustee, all information reports as and when required to be provided to them in accordance with the REMIC Provisions, and make available the information necessary for the application of Section 860E(e) of the Code;
(d) conduct the affairs of the Mortgage Trust Fund at all times that any Mortgage Trust Certificates are outstanding so as to maintain the status of the Mortgage Trust Fund as a REMIC under the REMIC Provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Mortgage Trust Fund; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on the Mortgage Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified by the Mortgage Trust Fund for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

     The Trustee and the Master Servicer shall promptly provide the Company with such information as the Company may from time to time request for the purpose of enabling the Company to prepare tax returns.

     In the event that a Mortgage Loan is discovered to have a defect which, had such defect been discovered before the startup day, would have prevented the Mortgage Loan from being a "qualified


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

mortgage" within the meaning of Section 860G(a)(3) of the Code, and the Company does not repurchase such Mortgage Loan within 90 days of such date, the Master Servicer, on behalf of the Trustee, shall within 90 days of the date such defect is discovered sell such Mortgage Loan at such price as the Master Servicer in its sole discretion, determines to be the greatest price that will result in the purchase thereof within 90 days of such date, unless the Master Servicer delivers to the Trustee an Opinion of Counsel to the effect that continuing to hold such Mortgage Loan will not adversely affect the status of the electing portion of the Mortgage Trust Fund as a REMIC for federal income tax purposes.

     In the event that any tax is imposed on "prohibited transactions" of the Mortgage Trust Fund as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the second preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Class R-1 Certificateholders. Notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Class R-1 Certificateholders on any Distribution Date sufficient funds to reimburse the Company in its capacity as agent for the Tax Matters Person for the payment of such tax (upon the written request of the Company, to the extent reimbursable, and to the extent that the Company has not been previously reimbursed therefor).

     Section 2.02. ACCEPTANCE BY TRUSTEE. The Trustee acknowledges receipt (or with respect to any Mortgage Loan subject to a Custodial Agreement, receipt by the Custodian thereunder) of the documents (or certified copies thereof as specified in Section 2.01) referred to in Section 2.01 above, but without having made the review required to be made within 45 days pursuant to this
Section 2.02, and declares that as of the Closing Date it holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, and the Mortgage Trust Fund, as Trustee in trust, upon the trusts herein set forth, for the use and benefit of the Holders from time to time of the Mortgage Trust Certificates and Class R-1 Certificates. The Trustee agrees, for the benefit of the Holders of the Mortgage Trust Certificates and the Class R-1 Certificates, to review or cause the Custodian to review each Mortgage File within 45 days after the Closing Date and deliver to the Company a certification in the form attached as Exhibit M hereto, to the effect that all documents required (in the case of instruments described in clauses (X)(vi) and (Y)(x) of the definition of "Mortgage File," known by the Trustee to be required) pursuant to the third paragraph of Section 2.01 have been executed and received, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule. In performing such review, the Trustee may rely upon the purported genuineness and due execution of any such document, and on the purported genuineness of any signature thereon. The Trustee shall not be required to make any independent examination of any documents contained in each Mortgage File beyond the review specifically required herein. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan. If the Trustee finds any document or documents constituting a part of a Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, the Trustee shall promptly so notify the Company. The Company hereby covenants and agrees that, if any such defect cannot be corrected or cured, the Company shall, not later than 60 days after the Trustee's notice to it respecting such defect, within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury


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

Regulation Section 1.860G-2(f)), either (i) repurchase the related Mortgage Loan from the Trustee at the Purchase Price, or (ii) substitute for any Mortgage Loan to which such defect relates a different mortgage loan (a "Substitute Mortgage Loan") which is a "qualified replacement mortgage" (as defined in the Code) and, (iii) after such three-month or two-year period, as applicable, the Company shall repurchase the Mortgage Loan from the Trustee at the Purchase Price but only if the Mortgage Loan is in default or default is, in the judgment of the Company, reasonably imminent. If such defect would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, repurchase or substitution must occur within the sooner of (i) 90 days from the date the defect was discovered or (ii) in the case of substitution, two years from the Closing Date.

     Such Substitute Mortgage Loan shall mature no later than, and not more than two years earlier than, have a principal balance and Loan-to-Value Ratio equal to or less than, and have a Pass-Through Rate on the date of substitution equal to or no more than 1% greater than the Mortgage Loan being substituted for. If the aggregate of the principal balances of the Substitute Mortgage Loans substituted for a Mortgage Loan is less than the Principal Balance of such Mortgage Loan, the Company shall pay the difference in cash to the Trustee for deposit into the Certificate Account, and such payment by the Company shall be treated in the same manner as proceeds of the repurchase by the Company of a Mortgage Loan pursuant to this Section 2.02. Furthermore, such Substitute Mortgage Loan shall otherwise have such characteristics so that the representations and warranties of the Company set forth in Section 2.03 hereof would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. A Substitute Mortgage Loan may be substituted for a defective Mortgage Loan whether or not such defective Mortgage Loan is itself a Substitute Mortgage Loan.

     The Purchase Price for each repurchased Mortgage Loan shall be deposited by the Company in the Certificate Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release to the Company the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company or its designee or assignee title to any Mortgage Loan released pursuant hereto. The obligation of the Company to repurchase or substitute any Mortgage Loan as to which such a defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Mortgage Trust Certificateholders or the Class R-1 Certificateholders or the Trustee on behalf of the Mortgage Trust Certificateholders or the Class R-1 Certificateholders.

     Section 2.03. REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING THE MORTGAGE LOANS. The Company hereby represents and warrants to the Trustee that:

            (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished;

           (ii) As of the Closing Date, other than with respect to Cooperative Loans, each Mortgage is a valid and enforceable (subject to Section 2.03(xvi)) first lien on an unencumbered estate in fee simple in the related Mortgaged Property subject only to (a) liens for current real property


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

     taxes and special assessments; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the Mortgage Loan; (c) exceptions set forth in the title insurance policy relating to such Mortgage, such exceptions being acceptable to mortgage lending institutions generally; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage;

          (iii) As of the Closing Date, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any encumbrance or lien, and immediately upon the transfer and assignment herein contemplated, the Trustee shall have good title to, and will be the sole legal owner of, each Mortgage Loan, free and clear of any encumbrance or lien (other than any lien under this Agreement);

          (iv) As of the day prior to the Cut-Off Date, all payments due on each Mortgage Loan had been made and no Mortgage Loan had been delinquent
     (I.E., was more than 30 days past due) more than once in the preceding
     12 months and any such delinquency lasted for no more than 30 days;

            (v) As of the Closing Date, there is no late assessment for delinquent taxes outstanding against any Mortgaged Property;

           (vi) As of the Closing Date, there is no offset, defense or counterclaim to any Mortgage Note, including the obligation of the Mortgagor to pay the unpaid principal or interest on such Mortgage Note except to the extent that the Buydown Agreement for a Buydown Loan forgives certain indebtedness of a Mortgagor;

          (vii) As of the Closing Date, each Mortgaged Property is free of damage and in good repair, ordinary wear and tear excepted;

         (viii) Each Mortgage Loan at the time it was made complied with all applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure and recording laws;

          (ix) Each Mortgage Loan was originated by a savings association, savings bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the FHA and will be serviced by an institution which meets the servicer eligibility requirements established by the Company;


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

            (x) As of the Closing Date, each Mortgage Loan (except the Cooperative Loans) is covered by an ALTA form or CLTA form of mortgagee title insurance policy or other form of policy of insurance which, as of the Closing Date, is acceptable to FNMA or FHLMC, and has been issued by, and is the valid and binding obligation of, a title insurer acceptable to FNMA or FHLMC and qualified to do business in the state in which the related Mortgaged Property is located. Such policy insures the originator of the Mortgage Loan, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan subject to the exceptions set forth in such policy. Such policy is in full force and effect and will be in full force and effect and inure to the benefit of the Mortgage Trust Certificateholders and Class R-1 Certificateholders upon the consummation of the transactions contemplated by this Agreement and no claims have been made under such policy, and no prior holder of the related Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such policy;

           (xi) As of the Closing Date, each Mortgage Loan which had a Loan-to-Value Ratio at the time of the origination of the Mortgage Loan in excess of 80% was covered by a Primary Insurance Policy or an FHA insurance policy or a VA guaranty, and such policy or guaranty is valid and remains in full force and effect, except for any Mortgage Loan for which the outstanding Principal Balance thereof at any time subsequent to origination was 80% or less of the then current value of the related Mortgaged Property (as determined by an appraisal obtained subsequent to origination);

          (xii) As of the Closing Date, all policies of insurance required by this Agreement or by a Selling and Servicing Contract have been validly issued and remain in full force and effect, including such policies covering the Company or any Servicer;

         (xiii) As of the Closing Date, each insurer issuing a Primary Insurance Policy holds a rating acceptable to the Rating Agency;

          (xiv) Each Mortgage was documented by appropriate FNMA/FHLMC mortgage instruments in effect at the time of origination, or other instruments approved by the Company;

           (xv) As of the Closing Date, other than with respect to a Cooperative Loan, the Mortgaged Property securing each Mortgage is improved with a one-to four-family dwelling unit, including units in a duplex, condominium project, townhouse, a planned unit development or a de minimis planned unit development;



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

          (xvi) As of the Closing Date, each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by laws affecting the enforcement of creditors' rights generally and principles of equity;

         (xvii) As of the date of origination, as to Mortgaged Properties which are units in condominiums or planned unit developments, all of such units met FNMA or FHLMC requirements, are located in a condominium or planned unit development projects which have received FNMA or FHLMC approval, or are approvable by FNMA or FHLMC;

        (xviii) None of the Mortgage Loans is a Buydown Loan;

          (xix) As of the Cut-Off Date, all but approximately 1.4% (by Principal Balance) of the Mortgage Loans will be secured by owner-occupied Mortgaged Properties which are the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Mortgage Loans and approximately 1.4% (by Principal Balance) of the Mortgage Loans will be secured by owner-occupied Mortgaged Properties which were second or vacation homes of the Mortgagors, based solely on such representations, and none of the Mortgage Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations;

           (xx) Prior to origination or refinancing, an appraisal of each Mortgaged Property was made by an appraiser on a form satisfactory to FNMA or FHLMC;

          (xxi) The Mortgage Loans have been underwritten substantially in accordance with the applicable Underwriting Standards;

         (xxii) The information in the Current Report on Form 8-K prepared by the Company in connection with the Mortgage Loans is correct in every material respect;

         (xxiii) All of the Mortgage Loans have due-on-sale clauses; by the terms of the Mortgage Notes, however, the due on sale provisions may not be exercised at the time of a transfer if prohibited by law;

         (xxiv) The Company used no adverse selection procedures in selecting the Mortgage Loans from among the outstanding fixed-rate conventional mortgage loans purchased by it which were available for inclusion in the Mortgage Pool and as to which the representations and warranties in this Section 2.03 could be made;



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          (xxv) With respect to a Mortgage Loan that is a Cooperative Loan, the
     Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section
     216 of the Code);

         (xxvi) Each Cooperative Loan is secured by a valid, subsisting and enforceable perfected first lien and security interest in the related Cooperative Stock securing the related Mortgage Note, subject only to
     (a) liens of the Cooperative for unpaid assessments representing the Mortgagor's pro rata share of the Cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject, and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement;

         (xxvii) With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage
     Note is a Destroyed Mortgage Note, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Trustee will not be materially adversely affected by the absence of the original Mortgage Note; and

        (xxviii) As of the date of origination, no Mortgage Loan had a Loan-to-Value Ratio in excess of 125%.


     It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian, as the case may be, and shall continue throughout the term of this Agreement. Upon discovery by any of the Company, the Master Servicer, the Trustee or the Custodian of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loans, the Company, the Master Servicer, the Trustee or the Custodian, as the case may be, discovering such breach shall give prompt written notice to the others. Within 90 days of its discovery or its receipt of notice of breach, the Company shall repurchase, subject to the limitations set forth in the definition of "Purchase Price," or substitute for the affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof from the Trustee, unless it has cured such breach in all material respects. After the end of the three-month period beginning on the "start-up day," any such substitution shall be made only if the Company provides to the Trustee an Opinion of Counsel reasonably satisfactory to the Trustee that each Substitute Mortgage Loan will be a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code. Such substitution shall be made in the manner and within the time limits set forth in
Section 2.02. Any such repurchase by the Company shall be accomplished in the manner and at the Purchase Price, if applicable, but shall not be subject to the time limits, set forth in Section 2.02. It is understood and agreed that the obligation of the Company to provide such substitution or to make such repurchase of any affected Mortgage Loan or Mortgage Loans or any


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

property acquired in respect thereof as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Mortgage Trust Certificateholders, the Class R-1 Certificateholders or the Trustee on behalf of the Mortgage Trust Certificateholders and the Class R-1 Certificateholders.

     Section 2.04. AUTHENTICATION OF THE MORTGAGE TRUST CERTIFICATES AND THE CLASS R-1 CERTIFICATES. The Trustee acknowledges the transfer and assignment to it of the property constituting the Mortgage Trust Fund, but without having made the review required to be made within 45 days pursuant to Section 2.02, and, as of the Closing Date, shall cause to be authenticated and delivered to or upon the order of the Company, in exchange for the property constituting the Mortgage Trust Fund, the Mortgage Trust Certificates and the Class R-1 Certificates in Authorized Denominations evidencing the entire beneficial ownership interest in the Mortgage Trust Fund and relating to the Mortgage Loans.

     Section 2.05. CONVEYANCE OF THE FIRST LEVEL CERTIFICATE TRUST FUND; REMIC ELECTION AND DESIGNATIONS. Concurrently with the execution and delivery hereof, the Company does hereby agree to irrevocably sell, transfer, assign, set over, and otherwise convey to the Trustee in trust for the benefit of the First Level Certificate Trust Certificateholders and the Class R-2 Certificateholders, without recourse, all the Company's right, title and interest in and to the First Level Certificate Trust Fund, including all interest and principal received by the Company on or with respect to the Mortgage Trust Certificates after the Cut-Off Date. The Trustee hereby accepts the trust created hereby and acknowledges that it holds the Mortgage Trust Certificates for the benefit of the holders of the First Level Certificate Trust Certificates and the Class R-2 Certificates issued pursuant to this Agreement. It is the express intent of the parties hereto that the conveyance of the First Level Certificate Trust Fund to the Trustee by the Company as provided in this Section 2.05 be, and be construed as, an absolute sale of the First Level Certificate Trust Fund. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the First Level Certificate Trust Fund by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the First Level Certificate Trust Fund is held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the First Level Certificate Trust Fund, then

     (a)  this Agreement shall be deemed to be a security agreement;

     (b) the conveyance provided for in this Section 2.05 shall be deemed to be a grant by the Company to the Trustee of a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

          (I) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to any of the property described below: The Mortgage Trust Certificates, including without limitation all rights represented thereby in and to (i) the Mortgage Loans including the Mortgage Notes, the related Mortgages, Cooperative Stock Certificates, Cooperative Leases, and title, hazard and primary mortgage insurance policies identified on the Mortgage Loan Schedule as defined in this Agreement, including all Substitute Mortgage Loans, and all distributions with respect thereto payable on and after the Cut-Off Date, (ii) the Certificate Account, the


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

     Investment Account, the Custodial Account for P&I and the Custodial Account for Reserves, including all income from the investment of funds therein (including any accrued discount realized on liquidation of any investment purchased at a discount), (iii) all property or rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i)-(ii) above (including any accrued discount realized on liquidation of any investment purchased at a discount), and (iv) all cash and non-cash proceeds of the collateral described in (i)-(iii) above;

          (II) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, uncertificated securities and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

          (III) All cash and non-cash proceeds of the collateral described in
     (I) and (II) above;

     (c) the possession by the Trustee of the Mortgage Trust Certificates, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be "possession by the secured party", or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof) as in force in the relevant jurisdiction; and

     (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

     The Company and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the First Level Certificate Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

     In connection with the transfer and assignment described in the first paragraph of this Section 2.05, the Company shall, concurrently with the execution and delivery hereof, deliver to, and deposit with, the Trustee the Mortgage Trust Certificates, which shall on original issuance thereof and at all times be registered in the name of the Trustee.

     The Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by and unaffiliated with each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this Section 2.05, and to enter into


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

a Custodial Agreement for such purpose; provided, however, that the Trustee shall be and remain liable for actions of any such Custodian only to the extent it would otherwise be responsible for such acts hereunder.

     The Company and the Trustee agree that the Company, on behalf of the First Level Certificate Trust Fund, shall elect to treat the First Level Certificate Trust Fund as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of the REMIC constituted by the First Level Certificate Trust Fund for its first taxable year.

     The Closing Date is hereby designated as the "startup day" of the REMIC constituted by the First Level Certificate Trust Fund within the meaning of
Section 860G(a)(9) of the Code.

     The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to the First Level Certificate Trust Fund are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code. The Class R-2 Certificates are being issued in a single Class, which is hereby designated as the sole class of "residual interests" in the First Level Certificate Trust Fund for purposes of Section 860G(a)(2) of the Code.

     The parties intend that the affairs of the First Level Certificate Trust Fund formed hereunder shall constitute, and that the affairs of the First Level Certificate Trust Fund shall be conducted so as to qualify it as, a REMIC. In furtherance of such intention, the Company covenants and agrees that it shall act as agent for the Tax Matters Person (and the Company is hereby appointed to act as Tax Matters Person) on behalf of the First Level Certificate Trust Fund and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year for the First Level Certificate Trust Fund when and as required by the REMIC provisions and other applicable federal income tax laws; (b) make an election, on behalf of the First Level Certificate Trust Fund, to be treated as a REMIC on the federal tax return of the First Level Certificate Trust Fund for its first taxable year, in accordance with the REMIC provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the First Level Certificate Trust Certificateholders and the Class R-2 Certificateholders all information reports as and when required to be provided to them in accordance with the REMIC provisions; (d) conduct the affairs of the First Level Certificate Trust Fund at all times that any First Level Certificate Trust Certificates are outstanding so as to maintain the status of the First Level Certificate Trust Fund as a REMIC under the REMIC provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the First Level Certificate Trust Fund; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on the First Level Certificate Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified from the First Level Certificate Trust Fund for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

     The Trustee and the Master Servicer shall promptly provide the Company with such information as the Company may from time to time request for the purpose of enabling the Company to prepare tax returns.

     In the event that any tax is imposed on "prohibited transactions" of the First Level Certificate Trust Fund as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Holders of the Class R-2 Certificates. Notwithstanding anything to the contrary contained herein, the Company is hereby authorized to retain from amounts otherwise distributable to the Holders of the Class R-2 Certificates on any Distribution Date sufficient funds to reimburse the Company for the payment of such tax (to the extent that the Company has not been previously reimbursed therefor).

     Section 2.06. ACCEPTANCE BY TRUSTEE. The Trustee acknowledges receipt of the Mortgage Trust Certificates referred to in Section 2.05 above and declares that as of the Closing Date it holds and shall hold such documents, and the First Level Certificate Trust Fund, as Trustee in trust, upon the trusts herein set forth, for the use and benefit of all present and future First Level Certificate Trust Certificateholders and the Class R-2 Certificateholders.

     Section 2.07. REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING THE MORTGAGE TRUST CERTIFICATES. The Company hereby represents and warrants to the Trustee that:

           (i) immediately prior to the transfer and assignment of the Mortgage Trust Certificates to the Trustee herein contemplated, the Company had good title to, and was the sole owner and holder of, each Mortgage Trust Certificate, free and clear of all liens, pledges, charges or security interests of any nature, and there had been no other sale or assignment thereof; the Company had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same; and immediately upon such transfer and assignment, the Trustee will have good title thereto and will be the sole legal owner thereof;

           (ii) as of the date of the transfer of the Mortgage Trust Certificates to the Trustee there is no valid offset, defense or counterclaim to any Mortgage Trust Certificates;

          (iii) each Mortgage Trust Certificate complies in all material respects with applicable state or federal laws, regulations and other requirements pertaining to usury; and

           (iv) as of the date of the initial issuance of the Mortgage Trust Certificates, all taxes and government assessments due and owing in connection with such issuance have been paid.

     It is understood and agreed that the representations and warranties set forth in this Section 2.07 shall survive delivery of the Mortgage Trust Certificates to the Trustee, or to a Custodian, as the case may be. Upon discovery by the Company, the Trustee or any Custodian of a breach of any of the foregoing representations and warranties (referred to herein as a "breach"), which breach materially and adversely affects the interests of the First Level Certificate Trust Certificateholders


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in the related Mortgage Trust Certificate, the party discovering such breach shall give prompt written notice to the others and to the Rating Agency.

     Section 2.08.  AUTHENTICATION OF FIRST LEVEL CERTIFICATE TRUST
CERTIFICATES AND THE CLASS R-2 CERTIFICATES. The Trustee acknowledges the transfer and assignment to it of the property constituting the First Level Certificate Trust Fund and, as of the Closing Date, shall cause to be authenticated and delivered to or upon the order of the Company, in exchange for the property constituting the First Level Certificate Trust Fund, First Level Certificate Trust Certificates and the Class R-2 Certificates in Authorized Denominations evidencing the entire ownership of the First Level Certificate Trust Fund.

     Section 2.09.  CONVEYANCE OF THE CERTIFICATE TRUST FUND; REMIC
ELECTION AND DESIGNATIONS. Concurrently with the execution and delivery hereof, the Company does hereby agree to irrevocably sell, transfer, assign, set over, and otherwise convey to the Trustee in trust for the benefit of the Certificate Trust Certificateholders and the Class R Certificateholders, without recourse, all the Company's right, title and interest in and to the Certificate Trust Fund, including all interest and principal received by the Company on or with respect to the First Level Certificate Trust Certificates after the Cut-Off Date. The Trustee hereby accepts the trust created hereby and acknowledges that it holds the First Level Certificate Trust Certificates for the benefit of the holders of the Certificate Trust Certificates and the Class R Certificates issued pursuant to this Agreement. It is the express intent of the parties hereto that the conveyance of the Certificate Trust Fund to the Trustee by the Company as provided in this Section 2.09 be, and be construed as, an absolute sale of the Certificate Trust Fund. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Certificate Trust Fund by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the Certificate Trust Fund is held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the Certificate Trust Fund, then

          (a)  this Agreement shall be deemed to be a security agreement;

          (b) the conveyance provided for in this Section 2.09 shall be deemed to be a grant by the Company to the Trustee of a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

                (I) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to any of the property described below: The First Level Certificate Trust Certificates, including without limitation all rights represented thereby in and to the Mortgage Trust Certificates, including without limitation all rights represented thereby in and to (i) the Mortgage Loans including the Mortgage Notes, the related Mortgages, Cooperative Stock Certificates, Cooperative Leases, and title, hazard and primary mortgage insurance policies identified on the Mortgage Loan Schedule as defined in this Agreement, including all Substitute Mortgage Loans, and all distributions with respect thereto payable on and after the Cut-Off Date, (ii) the Certificate Account, the Investment Account, the Custodial Account for P&I and the Custodial Account for Reserves, including all income from the investment of funds


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          therein (including any accrued discount realized on liquidation of any investment purchased at a discount), (iii) all property or rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i)-(ii) above (including any accrued discount realized on liquidation of any investment purchased at a discount), and (iv) all cash and non-cash proceeds of the collateral described in (i)-(iii) above;

                (II) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, uncertificated securities and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

               (III) All cash and non-cash proceeds of the collateral described in (I) and (II) above;

     (c) the possession by the Trustee of the First Level Certificate Trust Certificates, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be "possession by the secured party", or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof) as in force in the relevant jurisdiction; and

     (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

     The Company and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Certificate Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

     In connection with the transfer and assignment described in the first paragraph of this Section 2.09, the Company shall, concurrently with the execution and delivery hereof, deliver to, and deposit with, the Trustee the First Level Certificate Trust Certificates, which shall on original issuance thereof and at all times be registered in the name of the Trustee.

     The Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by and unaffiliated with each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this Section 2.09, and to enter into a Custodial Agreement for such purpose; provided, however, that the Trustee shall be and remain


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liable for actions of any such Custodian only to the extent it would otherwise be responsible for such acts hereunder.

     The Company and the Trustee agree that the Company, on behalf of the Certificate Trust Fund, shall elect to treat the Certificate Trust Fund as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of the REMIC constituted by the Certificate Trust Fund for its first taxable year.

     The Closing Date is hereby designated as the "startup day" of the REMIC constituted by the Certificate Trust Fund within the meaning of Section 860G(a)(9) of the Code.

     The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to the Certificate Trust Fund are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code. The Class R Certificates are being issued in a single Class, which is hereby designated as the sole class of "residual interests" in the Certificate Trust Fund for purposes of Section 860G(a)(2) of the Code.

     The parties intend that the affairs of the Certificate Trust Fund formed hereunder shall constitute, and that the affairs of the Certificate Trust Fund shall be conducted so as to qualify it as, a REMIC. In furtherance of such intention, the Company covenants and agrees that it shall act as agent for the Tax Matters Person (and the Company is hereby appointed to act as Tax Matters Person) on behalf of the Certificate Trust Fund and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year for the Certificate Trust Fund when and as required by the REMIC provisions and other applicable federal income tax laws; (b) make an election, on behalf of the Certificate Trust Fund, to be treated as a REMIC on the federal tax return of the Certificate Trust Fund for its first taxable year, in accordance with the REMIC provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Certificate Trust Certificateholders and the Class R Certificateholders all information reports as and when required to be provided to them in accordance with the REMIC provisions; (d) conduct the affairs of the Certificate Trust Fund at all times that any Certificate Trust Certificates are outstanding so as to maintain the status of the Certificate Trust Fund as a REMIC under the REMIC provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Certificate Trust Fund; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on the Certificate Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified from the Certificate Trust Fund for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

     The Trustee and the Master Servicer shall promptly provide the Company with such information as the Company may from time to time request for the purpose of enabling the Company to prepare tax returns.



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     In the event that any tax is imposed on "prohibited transactions" of the
Certificate Trust Fund as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Holders of the Class R Certificates. Notwithstanding anything to the contrary contained herein, the Company is hereby authorized to retain from amounts otherwise distributable to the Holders of the Class R Certificates on any Distribution Date sufficient funds to reimburse the Company for the payment of such tax
(to the extent that the Company has not been previously reimbursed therefor).

     Section 2.10. ACCEPTANCE BY TRUSTEE. The Trustee acknowledges receipt of the First Level Certificate Trust Certificates referred to in Section 2.09 above and declares that as of the Closing Date it holds and shall hold such documents, and the Certificate Trust Fund, as Trustee in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificate Trust Certificateholders and the Class R Certificateholders.

     Section 2.11. REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING THE FIRST LEVEL CERTIFICATE TRUST CERTIFICATES. The Company hereby represents and warrants to the Trustee that:

           (i) immediately prior to the transfer and assignment of the First Level Certificate Trust Certificates to the Trustee herein contemplated, the Company had good title to, and was the sole owner and holder of, each First Level Certificate Trust Certificate, free and clear of all liens, pledges, charges or security interests of any nature, and there had been no other sale or assignment thereof; the Company had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same; and immediately upon such transfer and assignment, the Trustee will have good title thereto and will be the sole legal owner thereof;

            (ii) as of the date of the transfer of the First Level Certificate Trust Certificates to the Trustee there is no valid offset, defense or counterclaim to any First Level Certificate Trust Certificates;

           (iii) each First Level Certificate Trust Certificate complies in all material respects with applicable state or federal laws, regulations and other requirements pertaining to usury; and

           (iv) as of the date of the initial issuance of the First Level Certificate Trust Certificates, all taxes and government assessments due and owing in connection with such issuance have been paid.

     It is understood and agreed that the representations and warranties set forth in this Section 2.11 shall survive delivery of the First Level Certificate Trust Certificates to the Trustee, or to a Custodian, as the case may be. Upon discovery by the Company, the Trustee or any Custodian of a breach of any of the foregoing representations and warranties (referred to herein as a "breach"), which breach materially and adversely affects the interests of the Certificate Trust Certificateholders in the related First Level Certificate Trust Certificate, the party discovering such breach shall give prompt written notice to the others and to the Rating Agency.

     Section 2.12.  AUTHENTICATION OF CERTIFICATE TRUST CERTIFICATES AND
THE CLASS R CERTIFICATES. The Trustee acknowledges the transfer and assignment to it of the property constituting the


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Certificate Trust Fund and, as of the Closing Date, shall cause to be authenticated and delivered to or upon the order of the Company, in exchange for the property constituting the Certificate Trust Fund, Certificate Trust Certificates and the Class R Certificates in Authorized Denominations evidencing the entire ownership of the Certificate Trust Fund.

                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     Section 3.01. THE COMPANY TO ACT AS MASTER SERVICER. The Company shall act as Master Servicer to service and administer the Mortgage Loans on behalf of the Trustee and for the benefit of the Certificateholders in accordance with the terms hereof and in the same manner in which, and with the same care, skill, prudence and diligence with which, it services and administers similar mortgage loans for other portfolios, and shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable, including, without limitation, the power and authority to bring actions and defend the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund, as applicable, on behalf of the Trustee in order to enforce the terms of the Mortgage Notes. The Master Servicer may perform its master servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder and the Master Servicer shall diligently pursue all of its rights against such agents or independent contractors.

     The Master Servicer shall make reasonable efforts to collect or cause to be collected all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any Primary Insurance Policy, any FHA insurance policy or VA guaranty, any hazard insurance policy, and federal flood insurance, cause to be followed such collection procedures as are followed with respect to mortgage loans comparable to the Mortgage Loans and held in portfolios of responsible mortgage lenders in the local areas where each Mortgaged Property is located. The Master Servicer shall enforce "due-on-sale" clauses with respect to the Mortgage Loans, to the extent permitted by law, subject to the provisions set forth in Section 3.08.

     Consistent with the foregoing, the Master Servicer may in its discretion
(i) waive or cause to be waived any assumption fee or late payment charge in connection with the prepayment of any Mortgage Loan and (ii) only upon determining that the coverage of any applicable insurance policy or guaranty related to a Mortgage Loan will not be materially adversely affected, arrange a schedule, running for no more than 180 days after the first delinquent Due Date, for payment of any delinquent installment on any Mortgage Note or for the liquidation of delinquent items. The Master Servicer shall have the right, but not the obligation, to repurchase any delinquent Mortgage Loan 90 days after the first delinquent Due Date for an amount equal to its Purchase Price; PROVIDED, HOWEVER, that the aggregate Purchase Price of Mortgage Loans so repurchased shall not exceed one-half of one percent (0.50%) of the aggregate Principal Balance of all Mortgage Loans as of the Cut-Off Date.



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     The Master Servicer is hereby authorized and empowered by the Trustee to execute and deliver or cause to be executed and delivered on behalf of the Mortgage Trust Certificateholders, the Class R-1 Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release, discharge or modification, assignments of Mortgages and endorsements of Mortgage Notes in connection with refinancings (in jurisdictions where such assignments are the customary and usual standard of practice of mortgage lenders) and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Trustee shall furnish the Master Servicer, at the Master Servicer's direction, with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its supervisory, servicing and administrative duties under this Agreement.

     The Master Servicer and each Servicer shall obtain (to the extent generally commercially available from time to time) and maintain fidelity bond and errors and omissions coverage acceptable to FNMA or FHLMC with respect to their obligations under this Agreement and the applicable Selling and Servicing Contract, respectively. The Master Servicer or each Servicer, as applicable, shall establish escrow accounts for, or pay when due (by means of an advance), any tax liens in connection with the Mortgaged Properties that are not paid by the Mortgagors when due to the extent that any such payment would not constitute a Nonrecoverable Advance when made. Notwithstanding the foregoing, the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code (including any proposed, temporary or final regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment or in a default situation) and cause any of the three REMICs to fail to qualify as such under the Code. The Master Servicer shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the Trust Fund would not fail to continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any of the three REMICs as a result thereof.

     Section 3.02. CUSTODIAL ACCOUNTS. The Master Servicer shall cause to be established and maintained Custodial Accounts for P&I, Buydown Fund Accounts (if any) and special Custodial Accounts for Reserves and shall deposit or cause to be deposited therein daily the amounts related to the Mortgage Loans required by the Selling and Servicing Contracts to be so deposited. Proceeds received with respect to individual Mortgage Loans from any title, hazard, or FHA insurance policy, VA guaranty, Primary Insurance Policy, or other insurance policy covering such Mortgage Loans shall be deposited first in the Custodial Account for Reserves if required for the restoration or repair of the related Mortgaged Property. Proceeds from such insurance policies not so deposited in the Custodial Account for Reserves shall be deposited in the Custodial Account for P&I, and shall be applied to the balances of the related Mortgage Loans as payments of interest and principal.

     The Master Servicer is hereby authorized to make withdrawals from and to draft the Custodial Accounts for P&I and the Custodial Account for Reserves for the purposes required or


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permitted by this Agreement. The Custodial Accounts for P&I and the Custodial
Account for Reserves shall each bear a designation clearly showing the respective interests of the applicable Servicer, as trustee, and of the Master Servicer, in substantially one of the following forms:

          (a) With respect to the Custodial Account for P&I: (i) [Servicer's Name], as agent, trustee and/or bailee of principal and interest custodial account for PNC Mortgage Securities Corp., its successors and assigns, for various owners of interests in PNC Mortgage Securities Corp. mortgage-backed pools or (ii) [Servicer's Name] in trust for PNC Mortgage Securities Corp.;

          (b) With respect to the Custodial Account for Reserves: (i) [Servicer's Name], as agent, trustee and/or bailee of taxes and insurance custodial account for PNC Mortgage Securities Corp., its successors and assigns for various mortgagors and/or various owners of interests in PNC Mortgage Securities Corp. mortgage-backed pools or (ii) [Servicer's Name] in trust for PNC Mortgage Securities Corp. and various Mortgagors.

     The Master Servicer hereby undertakes to assure remittance to Certificateholders of all amounts relating to Mortgage Loans that have been collected by any Servicer and are due to the Certificateholders pursuant to
Section 4.01, Section 4.05 or Section 4.09 of this Agreement, as applicable.

     Section 3.03.  THE INVESTMENT ACCOUNT; ELIGIBLE INVESTMENTS.

     (a) Not later than the Withdrawal Date, the Master Servicer shall withdraw or direct the withdrawal of funds in the Custodial Accounts for P&I, for deposit in the Certificate Account or Investment Account at the Master Servicer's option, in an amount representing:

            (i) Scheduled installments of principal and interest on the Mortgage Loans received or advanced by the applicable Servicer which were due on the Due Date prior to such Withdrawal Date, net of Servicing Fees due the applicable Servicer and less any amounts to be withdrawn later by the applicable Servicer from the applicable Buydown Fund Accounts;

           (ii) Payoffs and the proceeds of other types of liquidations of Mortgage Loans received by the applicable Servicer for such Mortgage Loans during the applicable period, with interest to the date of Payoff or liquidation less any amounts to be withdrawn later by the applicable Servicer from the applicable Buydown Fund Accounts; and

          (iii) Curtailments received by the applicable Servicer in the Prior Period.

     In addition, the Master Servicer may, at its option, withdraw or direct the withdrawal, for deposit in the Investment Account, of any funds in the Certificate Account to be distributed on the related Distribution Date.

     At its option, the Master Servicer may invest funds withdrawn from the Custodial Accounts for P&I, as well as any Buydown Funds, Insurance Proceeds and Liquidation Proceeds previously received by the Master Servicer (including amounts paid by the Company in respect of any Purchase


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Obligation or its substitution obligations set forth in Section 2.02 or
Section 2.03 or in connection with the exercise of the option to terminate this Agreement pursuant to Section 9.01) for its own account and at its own risk, during any period prior to their deposit in the Certificate Account. Such funds, as well as any funds which were withdrawn from the Custodial Accounts for P&I on or before the Withdrawal Date, but not yet deposited into the Certificate Account, shall immediately be deposited by the Master Servicer with the Investment Depository in an Investment Account in the name of the Master Servicer and the Trustee for investment only as set forth in this Section 3.03. The Master Servicer shall bear any and all losses incurred on any investments made with such funds and shall be entitled to retain all gains realized on such investments as additional servicing compensation. Not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit such funds, net of any gains (except Payoff Earnings) earned thereon, in the Certificate Account.

     (b) Funds held in the Investment Account shall be invested in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Distribution Date), or (ii) such other instruments as shall be required to maintain the Ratings.

     Section 3.04.  THE CERTIFICATE ACCOUNT. Not later than the Business
Day prior to the related Distribution Date, the Master Servicer shall deposit the amounts previously deposited into the Investment Account (which may include a deposit of Eligible Investments) to which the Mortgage Trust Certificateholders and the Class R-1 Certificateholders are entitled into the Certificate Account. In addition, not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit into the Certificate Account any Monthly P&I Advances or other payments required to be made by the Master Servicer pursuant to Section 4.03 of this Agreement and any Insurance Proceeds or Liquidation Proceeds (including amounts paid by the Company in respect of any Purchase Obligation or in connection with the exercise of its option to terminate this Agreement pursuant to Section 9.01) not previously deposited in the Custodial Accounts for P&I or the Investment Account.

     Section 3.05. PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT AND CUSTODIAL ACCOUNTS FOR P&I AND OF BUYDOWN FUNDS FROM THE BUYDOWN FUND ACCOUNTS.

     (a) The Master Servicer is authorized to make withdrawals, from time to time, from the Certificate Account or the Custodial Account for P&I, as applicable, of amounts deposited therein in respect of the Certificates, as follows:

            (i) To reimburse itself or the applicable Servicer for Monthly P&I Advances made pursuant to Section 4.03 or a Selling and Servicing Contract, the Master Servicer's right to reimburse itself or such Servicer pursuant to this paragraph (i) being limited to amounts received on particular Mortgage Loans (including, for this purpose, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of principal and/or interest respecting which any such Monthly P&I Advance was made;

           (ii) To reimburse itself or the applicable Servicer for amounts expended by or for the account of the Master Servicer pursuant to
     Section 3.09 or amounts expended by such Servicer pursuant to the Selling and Servicing Contracts in connection with the restoration

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

     of property damaged by an Uninsured Cause or in connection with the liquidation of a Mortgage Loan;

          (iii) To pay to itself the Master Servicing Fee (net of
     Compensating Interest reduced by Payoff Earnings and Payoff Interest) as to which no prior withdrawals from funds deposited by the Master Servicer have been made;

           (iv) To reimburse itself or the applicable Servicer for advances which the Master Servicer has determined to be Nonrecoverable Advances;

            (v) To pay to itself reinvestment earnings deposited or earned in the Certificate Account (net of reinvestment losses) to which it is entitled and to reimburse itself for expenses incurred by and reimbursable to it pursuant to Section 6.03;

           (vi) To deposit amounts in the Investment Account representing amounts in the Certificate Account not required to be on deposit therein at the time of such withdrawal; and

     after making or providing for the above withdrawals

          (vii) To make payments to Certificateholders on behalf of the Trustee in the amounts and in the manner provided for in Section 4.01,
     Section 4.05 and Section 4.07 and as otherwise required or permitted by this Agreement; and

         (viii)  To clear and terminate the Certificate Account pursuant to
        Section 9.01.

     Since, in connection with withdrawals pursuant to paragraphs (i) and (ii), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer or the applicable Servicer shall keep and maintain separate accounting for each Mortgage Loan, for the purpose of justifying any such withdrawals.

     (b) The Master Servicer (or the applicable Servicer, if such Servicer holds and maintains a Buydown Fund Account) is authorized to make withdrawals, from time to time, from the Buydown Fund Account or Custodial Account for P&I of the following amounts of Buydown Funds:

            (i) to deposit each month in the Investment Account the amount necessary to supplement payments received on Buydown Loans;

           (ii) in the event of a Payoff of any Mortgage Loan having a related Buydown Fund, to apply amounts remaining in Buydown Fund Accounts to reduce the required amount of such principal Payoff (or, if the Mortgagor has made a Payoff, to refund such remaining Buydown Fund amounts to the Person entitled thereto);

          (iii) in the event of foreclosure or liquidation of any Mortgage Loan having a Buydown Fund, to deposit remaining Buydown Fund amounts in the Investment Account as Liquidation Proceeds; and


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           (iv) to clear and terminate the portion of any account
     representing Buydown Funds pursuant to Section 9.01.

     (c) The Trustee is authorized to make withdrawals from time to time from the Certificate Account to reimburse itself for advances it has made pursuant to Section 7.01(a) hereof that it has determined to be Nonrecoverable Advances.

     Section 3.06. MAINTENANCE OF PRIMARY INSURANCE POLICIES; COLLECTIONS THEREUNDER. The Master Servicer and the applicable Servicer shall use their best reasonable efforts to keep in full force and effect each Primary Insurance Policy required with respect to a Mortgage Loan, in the manner set forth in the applicable Selling and Servicing Contract, until no longer required. Notwithstanding the foregoing, the Master Servicer shall have no obligation to maintain such Primary Insurance Policy for a Mortgage Loan for which the outstanding Principal Balance thereof at any time subsequent to origination was 80% or less of the value of the related Mortgaged Property (as determined by the appraisal obtained at the time of origination).

     Unless required by applicable law, neither the Master Servicer nor any Servicer shall cancel or refuse to renew any such Primary Insurance Policy in effect at the date of the initial issuance of the Certificates that is required to be kept in force hereunder; provided, however, that neither the Master Servicer nor any Servicer shall advance funds for the payment of any premium due under any Primary Insurance Policy if it shall determine that such an advance would be a Nonrecoverable Advance.

     Section 3.07. MAINTENANCE OF HAZARD INSURANCE. The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative
Loan) fire insurance with extended coverage in an amount which is not less than the original principal balance of such Mortgage Loan, except in cases approved by the Master Servicer in which such amount exceeds the value of the improvements to the Mortgaged Property. The Master Servicer shall also require fire insurance with extended coverage in a comparable amount on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan). Any amounts collected under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property) shall be deposited into the Custodial Account for P&I, subject to withdrawal pursuant to the applicable Selling and Servicing Contract and pursuant to Section 3.03 and Section 3.05. Any unreimbursed costs incurred in maintaining any insurance described in this Section 3.07 shall be recoverable as an advance by the Master Servicer from the Certificate Account. Such insurance shall be with insurers approved by the Master Servicer and FNMA or FHLMC. Other additional insurance may be required of a Mortgagor, in addition to that required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Where any part of any improvement to the Mortgaged Property (other than a Mortgaged Property secured by a Cooperative Loan) is located in a federally designated special flood hazard area and in a community which participates in the National Flood Insurance Program at the time of origination of the related Mortgage Loan, the Master Servicer shall cause flood insurance to be provided. The hazard insurance coverage required by this Section 3.07 may be met with blanket policies providing protection equivalent to individual policies otherwise required. The Master Servicer or the applicable Servicer shall be responsible for paying any deductible amount on any such blanket policy. The Master Servicer agrees to present, or cause to be presented, on behalf of and for the benefit of the Trustee and Certificateholders, claims under the hazard insurance policy


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respecting any Mortgage Loan, and in this regard to take such reasonable actions as shall be necessary to permit recovery under such policy.

     Section 3.08. ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. When any Mortgaged Property is about to be conveyed by the Mortgagor, the Master Servicer shall, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise on behalf of the Trustee the Trustee's rights to accelerate the maturity of such Mortgage Loan, to the extent that such acceleration is permitted by the terms of the related Mortgage Note, under any "due-on-sale" clause applicable thereto; provided, however, that the Master Servicer shall not exercise any such right if the due-on-sale clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law or if such exercise would result in non-coverage of any resulting loss that would otherwise be covered under any insurance policy. In the event the Master Servicer is prohibited from exercising such right, the Master Servicer is authorized to take or enter into an assumption and modification agreement from or with the Person to whom a Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law or unless the Mortgage Note contains a provision allowing a qualified borrower to assume the Mortgage Note, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters such agreement) by any related Primary Insurance Policy. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agreement and other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the terms of the related Mortgage Note shall not be changed. Any fee collected by the applicable Servicer for entering into an assumption or substitution of liability agreement shall be retained by such Servicer as additional servicing compensation.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatsoever.

     Section 3.09. REALIZATION UPON DEFAULTED MORTGAGE LOANS. The Master Servicer shall foreclose upon or otherwise comparably convert, or cause to be foreclosed upon or comparably converted, the ownership of any Mortgaged Property securing a Mortgage Loan which comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.01. In lieu of such foreclosure or other conversion, and taking into consideration the desirability of maximizing net Liquidation Proceeds after taking into account the effect of Insurance Proceeds upon Liquidation Proceeds, the Master Servicer may, to the extent consistent with prudent mortgage loan servicing practices, accept a payment of less than the outstanding Principal Balance of a delinquent Mortgage Loan in full satisfaction of the indebtedness evidenced by the related Mortgage Note and release the lien of the related Mortgage upon receipt of such payment. The Master Servicer shall not foreclose upon or otherwise comparably convert a Mortgaged Property if there is evidence of toxic waste, other hazardous substances or other evidence of environmental contamination thereon and the Master Servicer determines that it


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would be imprudent to do so. In connection with such foreclosure or other conversion, the Master Servicer shall cause to be followed such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in general mortgage servicing activities. The foregoing is subject to the provision that, in the case of damage to a Mortgaged Property from an Uninsured Cause, the Master Servicer shall not be required to advance its own funds towards the restoration of the property unless it shall be determined in the sole judgment of the Master Servicer, (i) that such restoration will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable to it through Liquidation Proceeds. The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation) as an advance. The Master Servicer shall maintain information required for tax reporting purposes regarding any Mortgaged Property which is abandoned or which has been foreclosed or otherwise comparably converted. The Master Servicer shall report such information to the Internal Revenue Service and the Mortgagor in the manner required by applicable law.

     The Mortgage Trust Fund shall not acquire any real property (or personal property incident to such real property) except in connection with a default or imminent default of a Mortgage Loan. In the event that the Mortgage Trust Fund acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Master Servicer within two years after its acquisition by the Master Servicer for the Mortgage Trust Fund, unless the Master Servicer provides to the Trustee an Opinion of Counsel to the effect that the holding by the Mortgage Trust Fund of such Mortgaged Property subsequent to two years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Mortgage Trust Fund as defined in Section 860F of the Code or cause the Mortgage Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each such property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Master Servicer and the Certificateholders for the period prior to the sale of such property. Additionally, the Master Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.



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     Notwithstanding any other provision of this Agreement, the Master
Servicer shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Master Servicer reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Master Servicer agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that has furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to any of the three REMICs, the Mortgage Trust Fund, the Certificate Trust Fund or the depositor. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholder.

     Section 3.10. TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES. Upon the Payoff or scheduled maturity of any Mortgage Loan, the Master Servicer shall cause such final payment to be immediately deposited in the related Custodial Account for P&I or the Investment Account. Upon notice thereof, the Master Servicer shall promptly notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in either such account have been so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall, not later than the fifth succeeding Business Day, release the related Mortgage File to the Master Servicer or the applicable Servicer indicated in such request. With any such Payoff or other final payment, the Master Servicer is authorized to prepare for and procure from the trustee or mortgagee under the Mortgage which secured the Mortgage Note a deed of full reconveyance or other form of satisfaction or assignment of Mortgage and endorsement of Mortgage Note in connection with a refinancing covering the Mortgaged Property, which satisfaction, endorsed Mortgage Note or assigning document shall be delivered by the Master Servicer to the person or persons entitled thereto. No expenses incurred in connection with such satisfaction or assignment shall be payable to the Master Servicer by the Trustee or from the Certificate Account, the Investment Account or the related Custodial Account for P&I. From time to time as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the Trustee shall, upon request of the Master Servicer and delivery to it of a trust receipt signed by a Servicing Officer, release not later than the fifth Business Day following the date of receipt of such request the related Mortgage File to the Master Servicer or the related Servicer as indicated by the Master Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such trust receipt shall obligate the Master Servicer to return the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that herein above specified, the trust receipt shall be released by the Trustee to the Master Servicer.

     Section 3.11. COMPENSATION TO THE MASTER SERVICER AND THE SERVICERS. As compensation for its activities hereunder, the Master Servicer shall be entitled to withdraw from the Certificate Account the amounts provided for by
Section 3.05(a)(iii). The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including the Trustee's fees and shall not be entitled to reimbursement therefor, except as specifically provided herein.


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     As compensation for its activities under the applicable Selling and
Servicing Contract, the applicable Servicer shall be entitled to withhold or withdraw from the Custodial Account for P&I the amounts provided for in such Selling and Servicing Contract. Each Servicer is required to pay all expenses incurred by it in connection with its servicing activities under its Selling and Servicing Contract (including payment of premiums for Primary Insurance Policies, if required) and shall not be entitled to reimbursement therefor except as specifically provided in such Selling and Servicing Contract and not inconsistent with this Agreement.

     Section 3.12. REPORTS TO THE TRUSTEE; CERTIFICATE ACCOUNT STATEMENT. Not later than 15 days after each Distribution Date, the Master Servicer shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of the Certificate Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Certificate Account for each category of deposit specified in Section 3.04 and each category of withdrawal specified in Section 3.05, and stating that all distributions required by this Agreement have been made (or if any required distribution has not been made, specifying the nature and amount thereof). Such statement shall be provided to any Certificateholder upon request or by the Trustee to any Certificateholder at the expense of the Master Servicer and shall also, to the extent available, include information regarding delinquencies on the Mortgage Loans, indicating the number and aggregate Principal Balance of Mortgage Loans which are one, two, three or more months delinquent, the number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated and the book value of any Mortgaged Property acquired by the Mortgage Trust Fund through foreclosure, deed in lieu of foreclosure or other exercise of the Mortgage Trust Fund's security interest in the Mortgaged Property.

     Section 3.13. ANNUAL STATEMENT AS TO COMPLIANCE. The Master Servicer shall deliver to the Trustee, on or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, an Officer's Certificate stating as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Master Servicer to Certificateholders upon request or by the Trustee (solely to the extent that such copies are available to the Trustee) at the expense of the Master Servicer, should the Master Servicer fail to so provide such copies.

     Section 3.14.  ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION
REGARDING THE MORTGAGE LOANS. In the event that the Certificates are legal for investment by federally-insured savings associations, the Master Servicer shall provide to the OTS, the FDIC and the supervisory agents and examiners of the OTS and the FDIC access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS or the FDIC, as applicable, and shall in any event provide such access to the documentation regarding the Mortgage Loans to the Trustee and its representatives, such access being afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.



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     Section 3.15.  ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT.
On or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, the Master Servicer, at its expense, shall cause a firm of independent public accountants to furnish a statement to the Trustee to the effect that, in connection with the firm's examination of the Master Servicer's financial statements as of the previous December 31, nothing came to their attention that indicated that the Master Servicer was not in compliance with Section 3.02, Section 3.03, Section 3.04,
Section 3.05, Section 3.11, Section 3.12 and Section 3.13 of this Agreement, except for (i) such exceptions as such firm believes to be immaterial, and
(ii) such other exceptions as are set forth in such statement.

     Section 3.16.  [RESERVED.]

     Section 3.17.  [RESERVED.]

     Section 3.18.  [RESERVED.]

     Section 3.19.  [RESERVED.]

     Section 3.20.  [RESERVED.]

     Section 3.21. ASSUMPTION OR TERMINATION OF SELLING AND SERVICING CONTRACTS BY TRUSTEE. In the event the Company or any successor Master Servicer shall for any reason no longer be the Master Servicer (including by reason of an Event of Default), the Trustee as trustee hereunder or its designee shall thereupon assume all of the rights and obligations of the Master Servicer under the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool unless the Trustee elects to terminate the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool in accordance with the terms thereof. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein with respect to the Mortgage Loans and to have replaced the Master Servicer as a party to the Selling and Servicing Contracts to the same extent as if the rights and duties under the Selling and Servicing Contracts relating to the Mortgage Loans had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Selling and Servicing Contracts with respect to the Master Servicer's duties to be performed prior to its termination hereunder.

     The Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to the Selling and Servicing Contracts and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the rights and duties under the Selling and Servicing Contracts relating to the Mortgage Loans to the assuming party.





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                                   ARTICLE IV

               PAYMENTS TO CERTIFICATEHOLDERS; PAYMENT OF EXPENSES

     Section 4.01.  MORTGAGE TRUST DISTRIBUTIONS.

     (a) On each Distribution Date, the Trustee (or any duly appointed Paying Agent) (i) shall be deemed to have distributed from the Certificate Account the Mortgage Trust Certificate Distribution Amount to the Mortgage Trust Certificateholders and to have deposited such amount for their benefit into the Certificate Account and (ii) from the Certificate Account shall distribute to the Class R-1 Certificateholders the sum of (a) Excess Liquidation Proceeds and (b) the amounts to be distributed to the Class R-1 Certificateholders pursuant to the definition of "Mortgage Trust Certificate Distribution Amount" herein for such Distribution Date, all in accordance with written statements received from the Master Servicer pursuant to Section 4.03(b), by wire transfer in immediately available funds for the account of each Certificateholder, or by any other means of payment acceptable to each Mortgage Trust Certificateholder and Class R-1 Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register. Notwithstanding any other provision of this Agreement, no actual distributions pursuant to clause (i) of this Section 4.01(a) shall be made on account of the deemed distributions described in this paragraph except in the event of a liquidation of the Certificate Trust Fund and the First Level Certificate Trust Fund and not the Mortgage Trust Fund.

     (b) All reductions in the Certificate Principal Balance of a Mortgage Trust Certificate effected by distributions of principal or allocations of Realized Losses with respect to Mortgage Loans made on any Distribution Date shall be binding upon all Holders of such Mortgage Trust Certificate and of any Certificate issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Mortgage Trust Certificate. The final distribution of principal of each Mortgage Trust Certificate (and the final distribution with respect to the Class R-1 Certificates upon termination of the Mortgage Trust Fund) shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Certificate Registrar specified in the notice delivered pursuant to
Section 4.01(c)(ii) or Section 9.01(b).

     (c) Whenever, on the basis of Curtailments, Payoffs and Monthly Payments on the Mortgage Loans and Insurance Proceeds and Liquidation Proceeds received and expected to be received during the previous calendar month, the Master Servicer has notified the Trustee that it believes that the entire remaining unpaid Class Principal Balance of any Class of Mortgage Trust Certificates will become distributable on the next Distribution Date, the Trustee, as Holder of the Mortgage Trust Certificates, will be deemed to have notice that:

            (i) each such Mortgage Trust Certificate is to be so retired,

           (ii) it is expected that funds sufficient to make such final distribution will be available in the Certificate Account on such Distribution Date, and



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           (ii) if such funds are available, (A) such final distribution will be payable on such Distribution Date, but only upon cancellation of such Mortgage Trust Certificate by the Trustee, and (B) no interest shall accrue on such Mortgage Trust Certificate after such Distribution Date.

     Section 4.02. STATEMENTS TO MORTGAGE TRUST CERTIFICATEHOLDERS. With each distribution from the Certificate Account on a Distribution Date, the Master Servicer shall prepare and forward to the Trustee (and to the Company if the Company is no longer acting as Master Servicer), and the Trustee shall forward to each Mortgage Trust Certificateholder and Class R-1 Certificateholder, a statement setting forth, to the extent applicable, the amount of such distribution that represents principal, if any, and the amount that represents interest, and such Certificateholder's current Certificate Principal Balance, if any, after giving effect to the distribution of principal made on such Distribution Date.

     Upon request by any Mortgage Trust Certificateholder or Class R-1 Certificateholder or the Trustee, the Master Servicer shall forward to such Certificateholder, the Trustee, and the Company (if the Company is no longer acting as Master Servicer), an additional report which sets forth with respect to the Mortgage Loans:

          (a) The number and aggregate Principal Balance of the Mortgage Loans delinquent one, two and three months or more;

          (b) The (i) number and aggregate Principal Balance of ortgage Loans with respect to which foreclosure proceedings ave been initiated, and
     (ii) number, aggregate book value nd aggregate Principal Balance of Mortgaged Properties cquired through foreclosure, deed in lieu of foreclosure or ther exercise of rights respecting the Trustee's security nterest in the Mortgage Loans;

          (c) The amount of Special Hazard Coverage available to the Class Y-1, Class Y-2, Class Z-1, Class Z-2, Class IP-M, Class IX-M, Class IIP-M, Class IIX-M and Class R-1 Certificates remaining as of the close of business on the applicable Determination Date;

          (d) The amount of Bankruptcy Coverage available to the Class Y-1, Class Y-2, Class Z-1, Class Z-2, Class IP-M, Class IX-M, Class IIP-M, Class IIX-M and Class R-1 Certificates remaining as of the close of business on the applicable Determination Date;

          (e) The amount of Fraud Coverage available to the Class Y-1, Class Y-2, Class Z-1, Class Z-2, Class IP-M, Class IX-M, Class IIP-M, Class IIX-M and Class R-1 Certificates remaining as of the close of business on the applicable Determination Date; and

          (f) The amount of Realized Losses allocable to the Mortgage Trust Certificates and Class R-1 Certificates on the related Distribution Date and the cumulative amount of Realized Losses allocated to such Certificates since the Cut-Off Date.



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     Upon request by any Mortgage Trust Certificateholder, the Master
Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A of the Securities Act.

     Section 4.03. ADVANCES BY THE MASTER SERVICER; DISTRIBUTION REPORTS TO THE TRUSTEE.

     (a) To the extent described below, the Master Servicer is obligated to advance its own funds to the Certificate Account to cover any shortfall between
(i) payments scheduled to be received in respect of the Mortgage Loans, and
(ii) the amounts actually deposited in the Certificate Account on account of such payments. The Master Servicer's obligation to make any advance or advances described in this Section 4.03 is effective only to the extent that such advance is, in the good faith judgment of the Master Servicer made on or before the Business Day immediately following the Withdrawal Date, reimbursable from Insurance Proceeds or Liquidation Proceeds of the related Mortgage Loans or recoverable as late Monthly Payments with respect to the related Mortgage Loans or otherwise.

     Prior to the close of business on the Business Day immediately following each Withdrawal Date, the Master Servicer shall determine whether or not it will make a Monthly P&I Advance on the next succeeding Distribution Date (in the event that the applicable Servicer fails to make such advances) and shall furnish a statement to the Trustee, the Paying Agent, if any, and to any Mortgage Trust Certificateholder, First Level Certificate Trust Certificateholder, Certificate Trust Certificateholder or Residual Certificateholder requesting the same, setting forth the aggregate amount to be distributed on the next succeeding Distribution Date on account of principal and interest, stated separately. In the event that full scheduled amounts of principal and interest shall not have been received by or on behalf of the Master Servicer prior to such Determination Date and the Master Servicer shall have determined that a Monthly P&I Advance shall be made in accordance with this Section 4.03, the Master Servicer shall so specify and shall specify the aggregate amount of such advance.

     In the event that the Master Servicer shall be required to make a Monthly P&I Advance, it shall on the Business Day prior to the related Distribution Date either (i) deposit in the Certificate Account an amount equal to such Monthly P&I Advance, (ii) make an appropriate entry in the records of the Certificate Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 4.03, used by the Master Servicer to make such Monthly P&I Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Monthly P&I Advance. Any funds being held for future distribution to Certificateholders and so used shall be replaced by the Master Servicer by deposit in the Certificate Account on the Business Day immediately preceding any future Distribution Date to the extent that funds in the Certificate Account on such Distribution Date shall be less than payments to Certificateholders required to be made on such date. Under each Selling and Servicing Contract, the Master Servicer is entitled to receive from the Custodial Accounts for P&I amounts received by the applicable Servicer on particular Mortgage Loans as late payments of principal and interest or as Liquidation or Insurance Proceeds and respecting which the Master Servicer has made an unreimbursed advance of principal and interest. The Master Servicer is also entitled to receive other amounts from the Custodial Accounts for P&I to reimburse itself for prior Nonrecoverable Advances



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

respecting Mortgage Loans serviced by the applicable Servicer. The Master Servicer shall deposit these amounts in the Certificate Account prior to withdrawal pursuant to Section 3.05.

     In accordance with Section 3.05, Monthly P&I Advances are reimbursable to the Master Servicer from cash in the Certificate Account to the extent that the Master Servicer shall determine that any such advances previously made are Nonrecoverable Advances pursuant to Section 4.04.

     (b) At least three Business Days prior to each Distribution Date, the Master Servicer shall provide the Trustee with a statement regarding the amount of principal and interest, the Residual Distribution Amount and the Excess Liquidation Proceeds to be distributed to each Class of Mortgage Trust Certificates, each Class of First Level Certificate Trust Certificates, each Class of Certificate Trust Certificates and each Class of Residual Certificates on such Distribution Date (such amounts to be determined in accordance with the definitions of "Mortgage Trust Certificate Distribution Amount," "First Level Certificate Trust Certificate Distribution Amount" and "Certificate Trust Certificate Distribution Amount," Section 4.01, Section
4.05 and Section 4.07 hereof and other related definitions set forth in
Article I hereof).

     Section 4.04. NONRECOVERABLE ADVANCES. Any advance previously made by the applicable Servicer pursuant to its Selling and Servicing Contract or by the Master Servicer that the Master Servicer shall determine in its good faith judgment not to be ultimately recoverable from Insurance Proceeds or Liquidation Proceeds or otherwise of related Mortgage Loans or recoverable as late Monthly Payments with respect to related Mortgage Loans shall be a Nonrecoverable Advance. The determination by the Master Servicer that it or the applicable Servicer has made a Nonrecoverable Advance or that any advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Master Servicer delivered to the Trustee on the Determination Date and detailing the reasons for such determination. Notwithstanding any other provision of this Agreement, any insurance policy relating to the Mortgage Loans, or any other agreement relating to the Mortgage Loans to which the Company or the Master Servicer is a party, (a) the Company, the Master Servicer, and each Servicer shall not be obligated to, and shall not, make any advance that, after reasonable inquiry and in its sole discretion, the Company, the Master Servicer, or such Servicer shall determine would be a Nonrecoverable Advance, and (b) the Company, the Master Servicer, and each Servicer shall be entitled to reimbursement for any advance as provided in Section 3.05(a)(i), (ii) and (iv) of this Agreement.

     Section 4.05.  FIRST LEVEL CERTIFICATE TRUST DISTRIBUTIONS.

     (a) On each Distribution Date, the Trustee (or any duly appointed Paying Agent) (i) shall be deemed to have distributed from the Certificate Account the First Level Certificate Trust Certificate Distribution Amount to the First Level Certificate Trust Certificateholders and to have deposited such amount for their benefit into the Certificate Account and (ii) from the Certificate Account shall distribute to the Class R-2 Certificateholders the amounts to be distributed to the Class R-2 Certificateholders pursuant to the definition of "First Level Certificate Trust Certificate Distribution Amount" herein for such Distribution Date, all in accordance with written statements received from the Master Servicer pursuant to Section 4.03(b), by wire transfer in immediately available funds for the account of each Certificateholder, or by any other means of payment acceptable to each First Level Certificate Trust Certificateholder or Class R-2 Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting


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

the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register. Notwithstanding any other provision of this Agreement, no actual distributions pursuant to clause (i) of this Section 4.05(a) shall be made on account of the deemed distributions described in this paragraph except in the event of a liquidation of the Certificate Trust Fund and not the First Level Certificate Trust Fund.

     (b) All reductions in the Certificate Principal Balance of a First Level Certificate Trust Certificate effected by distributions of principal and all allocations of Realized Losses made on any Distribution Date shall be binding upon all Holders of such First Level Certificate Trust Certificate and of any Certificate issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such First Level Certificate Trust Certificate. The final distribution of principal of each First Level Certificate Trust Certificate (and the final distribution with respect to the Class R-2 Certificates upon termination of the First Level Certificate Trust Fund) shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Certificate Registrar specified in the notice delivered pursuant to Section 4.05(c)(ii) or Section 9.01(b).

     (c) Whenever, on the basis of Curtailments, Payoffs and Monthly Payments on the Mortgage Loans and Insurance Proceeds and Liquidation Proceeds received and expected to be received during the previous calendar month, the Master Servicer has notified the Trustee that it believes that the entire remaining unpaid Class Principal Balance of any Class of First Level Certificate Trust Certificates will become distributable on the next Distribution Date, the Trustee, as Holder of the First Level Certificate Trust Certificates, will be deemed to have notice that:

            (i) each such First Level Certificate Trust Certificate is to be so retired,

           (ii) it is expected that funds sufficient to make such final distribution will be available in the Certificate Account on such Distribution Date, and

           (ii) if such funds are available, (A) such final distribution will be payable on such Distribution Date, but only upon cancellation of such First Level Certificate Trust Certificate by the Trustee, and (B) no interest shall accrue on such First Level Certificate Trust Certificate after such Distribution Date.

     Section 4.06. STATEMENTS TO FIRST LEVEL CERTIFICATE TRUST CERTIFICATEHOLDERS. With each distribution from the Certificate Account on a Distribution Date, the Master Servicer shall prepare and forward to the Trustee (and to the Company if the Company is no longer acting as Master Servicer), and the Trustee shall forward to each First Level Certificate Trust Certificateholder and Class R-2 Certificateholder, a statement setting forth, to the extent applicable, the amount of such distribution that represents principal, if any, and the amount that represents interest, and such Certificateholder's current Certificate Principal Balance, if any, after giving effect to the distribution of principal made on such Distribution Date.

     Upon request by any First Level Certificate Trust Certificateholder or Class R-2 Certificateholder or the Trustee, the Master Servicer shall forward to such Certificateholder, the Trustee, and the Company (if the Company is no longer acting as Master Servicer), an additional report which sets forth with respect to the Mortgage Loans:



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          (a) The number and aggregate Principal Balance of the Mortgage
     Loans delinquent one, two and three months or more;

          (b) The (i) number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated, and (ii) number, aggregate book value and aggregate Principal Balance of Mortgaged Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Trustee's security interest in the Mortgage Loans;

          (c) The amount of Special Hazard Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

          (d) The amount of Bankruptcy Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

          (e) The amount of Fraud Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date; and

          (f) The amount of Realized Losses allocable to the First Level Certificate Trust Certificates and Class R-2 Certificates on the related Distribution Date and the cumulative amount of Realized Losses allocated to such Certificates since the Cut-Off Date.

     Upon request by any First Level Certificate Trust Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A of the Securities Act.

     Section 4.07.  CERTIFICATE TRUST DISTRIBUTIONS.

     (a) On each Distribution Date, the Trustee (or any duly appointed paying agent) shall withdraw from the Certificate Account the Certificate Trust Available Distribution Amount for such Distribution Date and shall distribute, from the amount so withdrawn, to the extent of the Certificate Trust Available Distribution Amount, the Certificate Trust Certificate Distribution Amount to the Certificate Trust Certificates and Class R Certificates, in accordance with written statements received from the Master Servicer pursuant to Section 4.03(b), by wire transfer in immediately available funds for the account of, or by check mailed to, each Certificate Trust Certificateholder and Class R Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificate Trust Certificateholder and at the address of such Holder appearing in the Certificate Register.

     (b) All reductions in the Certificate Principal Balance of a Certificate Trust Certificate effected by distributions of principal and all allocations of Realized Losses made on any Distribution Date shall be binding upon all Holders of such Certificate Trust Certificate and of any Certificate Trust Certificate issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Certificate. The final distribution of principal of each Certificate Trust Certificate (and the final distribution upon the Class R Certificates upon the termination of the Certificate Trust Fund) shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Certificate Registrar specified in the notice delivered pursuant to Section 4.07(c)(ii) and Section 9.01(b).

     (c) Whenever, on the basis of Curtailments, Payoffs and Monthly Payments on the Mortgage Loans and Insurance Proceeds or Liquidation Proceeds received and expected to be received during the Prior Period, the Master Servicer has notified the Trustee that it believes that the entire remaining unpaid Class Principal Balance of any Class of Certificate Trust Certificates will become distributable on the next Distribution Date, the Trustee shall, no later than the 18th day of the month of such Distribution Date, mail or cause to be mailed to each Person in whose name a Certificate Trust Certificate to be so retired is registered at the close of business on the Record Date and to the Rating Agency a notice to the effect that:

            (i) it is expected that funds sufficient to make such final distribution will be available in the Certificate Account on such Distribution Date, and

           (ii) if such funds are available, (A) such final distribution will be payable on such Distribution Date, but only upon presentation and surrender of such Certificate Trust Certificate at the office or agency of the Certificate Registrar maintained for such purpose (the address of which shall be set forth in such notice), and (B) no interest shall accrue on such Certificate Trust Certificate after such Distribution Date.

     Section 4.08. STATEMENTS TO CERTIFICATE TRUST CERTIFICATEHOLDERS. With each distribution from the Certificate Account on a Distribution Date, the Master Servicer shall prepare and forward to the Trustee (and to the Company if the Company is no longer acting as Master Servicer), and the Trustee shall forward to each Certificate Trust Certificateholder and Class R Certificateholder, a statement setting forth, to the extent applicable: the amount of such distribution that represents principal and the amount that represents interest of such Certificateholder's current Certificate Principal Balance, if any, after giving effect to the distribution of principal made on such Distribution Date, and the applicable Class Principal Balance after giving effect to such distribution.

     Upon request by any Certificate Trust Certificateholder or Class R Certificateholder or the Trustee, the Master Servicer shall forward to such Certificate Trust Certificateholder or Class R Certificateholder, the Trustee and the Company (if the Company is no longer acting as Master Servicer) an additional report which sets forth with respect to the Mortgage Loans:

          (a) The number and aggregate Principal Balance of the Mortgage Loans delinquent one, two and three months or more;

          (b) The (i) number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated, and (ii) the number and aggregate book value of Mortgaged Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Trustee's security interest in the Mortgage Loans;



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

          (c) The amount of Special Hazard Coverage available to the Class IA-1, Class IA-2, Class IA-3, Class IP, Class IX, Class IIA-1, Class IIA-2, Class IIA-3, Class IIA-4, Class IIA-5, Class IIA-6, Class IIA-7, Class IIP and Class IIX, and Class R Certificates remaining as of the close of business on the applicable Determination Date;

          (d) The amount of Bankruptcy Coverage available to the Class IA-1, Class IA-2, Class IA-3, Class IP, Class IX, Class IIA-1, Class IIA-2, Class IIA-3, Class IIA-4, Class IIA-5, Class IIA-6, Class IIA-7, Class IIP, Class IIX and Class R Certificates remaining as of the close of business on the applicable Determination Date;

          (e) The amount of Fraud Coverage available to the Class IA-1, Class IA-2, Class IA-3, Class IP, Class IX, Class IIA-1, Class IIA-2, Class IIA-3, Class IIA-4, Class IIA-5, Class IIA-6, Class IIA-7, Class IIP, Class IIX and Class R Certificates remaining as of the close of business on the applicable Determination Date; and

          (f) The amount of Realized Losses allocable to the Certificate Trust Certificates and Class R Certificates on the related Distribution Date and the cumulative amount of Realized Losses allocated to such Certificates since the Cut-Off Date.

     Upon request by any Certificate Trust Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A of the Securities Act.


                                    ARTICLE V

                                THE CERTIFICATES

     Section 5.01.  THE CERTIFICATES.

     (a) The Regular Interest Certificates and the Residual Certificates shall be substantially in the forms set forth in Exhibits A, B, C and O attached hereto, and shall be executed by the Trustee, authenticated by the Trustee (or any duly appointed Authenticating Agent) and delivered to or upon the order of the Company upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be issuable in Authorized Denominations evidencing Percentage Interests. Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by authorized officers of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at the time of execution the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee or any Authenticating Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     (b) The following definitions apply for purposes of this Section 5.01:
"Disqualified Organization" means any Person which is not a Permitted Transferee, but does not include any "Pass-Through Entity" which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary; "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate, and any organization to which Section 1381 of the Code applies; "Ownership Interest" means, with respect to any Residual Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee; "Transfer" means any direct or indirect transfer or sale of, or directly or indirectly transferring or selling any Ownership Interest in a Residual Certificate; and "Transferee" means any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

     (c) Restrictions on Transfers of the Residual Certificates to Disqualified Organizations are set forth in this Section 5.01(c).

            (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate to a U.S. Person, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of (1) an affidavit and agreement (a "Transferee Affidavit and Agreement") attached hereto as Exhibit J from the proposed Transferee, in form and substance satisfactory to the Company, representing and warranting, among other things, that it is not a Non-U.S. Person, that such transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.01(c) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit I, from the Holder wishing to transfer the Residual Certificate, in form and substance satisfactory to the Company, representing and warranting, among other things, that no purpose of the proposed Transfer is to allow such Holder to impede the assessment or collection of tax.

                 (C) Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed Transferee under clause (B) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

                 (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate agrees by holding or acquiring such Ownership Interest (i) to require a Transferee Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest and to provide a certificate to the Trustee in the form attached hereto as Exhibit J; (ii) to obtain the express written consent of the Company prior to any transfer of such Ownership Interest, which consent may be withheld in the Company's sole discretion; and (iii) to provide a certificate to the Trustee in the form attached hereto as Exhibit I.

                (ii) The Trustee shall register the Transfer of any Residual Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit J and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.

                (iii) (A) If any "disqualified organization" (as defined in
          Section 860E(e)(5) of the Code) shall become a holder of a Residual Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. If any Non-U.S. Person shall become a holder of a Residual Certificate, then the last preceding holder which is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the Transfer to such Non-U.S. Person of such Residual Certificate. If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.01(c) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

            (B) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the restrictions in this
          Section 5.01(c) and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Company shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Company on such terms as the Company may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Company. Such purchaser

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

          may be the Company itself or any affiliate of the Company. The proceeds of such sale, net of the commissions (which may include commissions payable to the Company or its affiliates), expenses and taxes due, if any, shall be remitted by the Company to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Company, and the Company shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

           (iv) The Company, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is not a Permitted Transferee, including the information regarding "excess inclusions" of such Residual Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation
     Section 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not a Permitted Transferee. Reasonable compensation for providing such information may be required by the Company from such Person.

            (v) The provisions of this Section 5.01 set forth prior to this Section (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                 (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current Ratings of the Certificates; and

                 (B) an Opinion of Counsel, in form and substance satisfactory to the Company (as videnced by a certificate of the Company), to the effect that uch modification, addition to or absence of such provisions ill not cause the Mortgage Trust Fund, the First Level ertificate Trust Fund or the Certificate Trust Fund to cease o qualify as a REMIC and will not create a risk that (1) the ortgage Trust Fund, the First Level Certificate Trust Fund or he Certificate Trust Fund may be subject to an entity-level ax caused by the Transfer of any Residual Certificate to a erson which is not a Permitted Transferee or (2) a ertificateholder or another Person will be subject to a EMIC-related tax caused by the Transfer of a Residual ertificate to a Person which is not a Permitted Transferee.

           (vi) The following legend shall appear on all Residual
     Certificates:

           ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY

                OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS [R] [R-2] [R-1] CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS [R] [R-2] [R-1] CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

          (vii) Each Holder of the Residual Certificates issued hereunder having an Authorized Denomination of 0.01%, while not a Disqualified Organization, is the Tax Matters Person for the related REMIC.

     (d) In the case of any Class B-1, Class B-2, Class B-3, Class B-4,
Class B-5, Class B-6 or Residual Certificate presented for registration in the name of an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition, the Trustee shall require (i) an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company to the effect that the purchase or holding of a Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 or Residual Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Company or (ii) only in the case of a Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificate, an officer's certificate acceptable to and in form and substance satisfactory to the Trustee and the Company to the effect that the transferee is an insurance company, the source of funds to be used by it to purchase the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited

Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60, which officer's certificate shall not be an expense of the Trustee, the Master Servicer or the Company.

     (e) No transfer, sale, pledge or other disposition of a Class B-4, Class B-5 or Class B-6 Certificate shall be made unless such transfer, sale, pledge or other disposition is made in accordance with this Section 5.01(e) or Section 5.01(f). Each Person who, at any time, acquires any ownership interest in any Class B-4, Class B-5 or Class B-6 Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions of this Section 5.01(e) and Section 5.01(f), as applicable. No transfer of a Class B-4, Class B-5 or Class B-6 Certificate shall be deemed to be made in accordance with this Section 5.01(e) unless such transfer is made pursuant to an effective registration statement under the Securities Act or unless the Trustee is provided with the certificates and an Opinion of Counsel, if required, on which the Trustee may conclusively rely, which establishes or establish to the Trustee's satisfaction that such transfer is exempt from the registration requirements under the Securities Act, as follows: In the event that a transfer is to be made in reliance upon an exemption from the Securities Act, the Trustee shall require, in order to assure compliance with the Securities Act, that the Certificateholder desiring to effect such transfer certify to the Trustee in writing, in substantially the form attached hereto as Exhibit F, the facts surrounding the transfer, with such modifications to such Exhibit F as may be appropriate to reflect the actual facts of the proposed transfer, and that the Certificateholder's proposed transferee certify to the Trustee in writing, in substantially the form attached hereto as Exhibit G, the facts surrounding the transfer, with such modifications to such Exhibit G as may be appropriate to reflect the actual facts of the proposed transfer. If such certificate of the proposed transferee does not contain substantially the substance of Exhibit G, the Trustee shall require an Opinion of Counsel satisfactory to it that such transfer may be made without registration, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Trust Fund or the Company. Such Opinion of Counsel shall allow for the forwarding, and the Trustee shall forward, a copy thereof to the Rating Agency. Notwithstanding the foregoing, any Class B-4, Class B-5 or Class B-6 Certificate may be transferred, sold, pledged or otherwise disposed of in accordance with the requirements set forth in Section 5.01(f).

     (f) Transfers of Class B-4, Class B-5 or Class B-6 Certificates may be made in accordance with this Section 5.01(f) if the proposed transferee of such Certificate provides the Trustee and the Company with an investment letter substantially in the form of Exhibit L attached hereto, which investment letter shall not be an expense of the Trustee or the Company, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act provided by Rule 144A. Notwithstanding the foregoing, the proposed transferee of such Certificate shall not be required to provide the Trustee or the Company with Annex 1 or Annex 2 to the form of Exhibit L attached hereto if the Company so consents prior to each such transfer. Such transfers shall be deemed to have complied with the requirements of this
Section 5.01(f). The Holder of a Certificate desiring to effect such transfer does hereby agree to indemnify the Trustee, the Company, and the Certificate Registrar against any liability that may result if transfer is not made in accordance with this Agreement.



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     Section 5.02.  CERTIFICATES ISSUABLE IN CLASSES; DISTRIBUTIONS OF
PRINCIPAL AND INTEREST; AUTHORIZED DENOMINATIONS. The aggregate principal amount of Mortgage Trust Certificates and Class R-1 Certificates, First Level Certificate Trust Certificates and Class R-2 Certificates, or Certificate Trust Certificates and Class R Certificates, as applicable, that may be authenticated and delivered under this Agreement is limited to the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, as specified in the Preliminary Statement to this Agreement, except for Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Section 5.03. Such aggregate principal amount shall be allocated among one or more Classes having designations, types of interests, initial per annum Remittance Rates, initial Class Principal Balances and last scheduled Distribution Dates as specified in the Preliminary Statement to this Agreement. The aggregate Percentage Interest of each Class of Certificates of which the Class Principal Balance equals zero as of the Cut-Off Date that may be authenticated and delivered under this Agreement is limited to 100%. Certificates shall be issued in Authorized Denominations.

     Section 5.03. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES. The Trustee shall cause to be maintained at one of its offices or at its designated agent, a Certificate Register in which there shall be recorded the name and address of each Certificateholder. Subject to such reasonable rules and regulations as the Trustee may prescribe, the Certificate Register shall be amended from time to time by the Trustee or its agent to reflect notice of any changes received by the Trustee or its agent pursuant to Section 10.06. The Trustee hereby appoints itself as the initial Certificate Registrar.

     Upon surrender for registration of transfer of any Certificate at the office or agency maintained for such purpose pursuant to Section 6.05, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of Authorized Denominations of like Percentage Interest. At the option of the Certificateholders, Certificates may be exchanged for other Certificates in Authorized Denominations of like Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Trustee, or any Authenticating Agent, shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer shall (if so required by the Trustee or any Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent and duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

     A reasonable service charge may be made for any such exchange or transfer of Certificates, and the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange or transfer of Certificates.

     All Certificates surrendered for exchange or transfer shall be cancelled by the Trustee or any Authenticating Agent.

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     Section 5.04.  MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (i)
any mutilated Certificate is surrendered to the Trustee or any Authenticating Agent, or (ii) the Trustee or any Authenticating Agent receives evidence to their satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee or any Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or any Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Percentage Interest. Upon the issuance of any new Certificate under this Section 5.04, the Trustee or any Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or any Authenticating Agent) connected therewith. Any replacement Certificate issued pursuant to this Section 5.04 shall constitute complete and indefeasible evidence of ownership in the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund, as applicable, as if originally issued, whether or not the lost or stolen Certificate shall be found at any time.

     Section 5.05. PERSONS DEEMED OWNERS. The Company, the Master Servicer, the Trustee and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, Section 4.05 and
Section 4.07 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer or the Trustee shall be affected by notice to the contrary.

     Section 5.06. TEMPORARY CERTIFICATES. Upon the initial issuance of the Certificates, the Trustee may execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, temporary Certificates which are printed, lithographed, typewritten or otherwise produced, in any Authorized Denomination, of the tenor of the definitive Certificates in lieu of which they are issued and with such variations in form from the forms of the Certificates set forth as Exhibits A, B, C and O hereto as the Trustee's officers executing such Certificates may determine, as evidenced by their execution of the Certificates. Notwithstanding the foregoing, the Certificates may remain in the form set forth in this definition of "Temporary Certificates."

     If temporary Certificates are issued, the Trustee shall cause definitive Certificates to be prepared within ten Business Days of the Closing Date or as soon as practicable thereafter. After preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee to be maintained as provided in Section 5.10 hereof, without charge to the holder. Any tax or governmental charge that may be imposed in connection with any such exchange shall be borne by the Master Servicer. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Certificates of Authorized Denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates.

     Section 5.07. BOOK-ENTRY FOR BOOK-ENTRY CERTIFICATES. Notwithstanding the foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more


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typewritten Certificates of Authorized Denomination representing the
Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Company, except that one Book-Entry Certificate of each Class of Book-Entry Certificates may be issued in a denomination less than $1 and, if so issued, shall be held in physical certificate form directly by the holder thereof. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder shall receive a definitive certificate representing such Beneficial Holder's interest in any Class of Book-Entry Certificate, except as provided above and in Section 5.09. Each Book-Entry Certificate shall bear the following legend:

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until definitive, fully registered Book-Entry Certificates (the "Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 5.09:

          (a) the provisions of this Section 5.07 shall be in full force and effect with respect to the Book-Entry Certificates;

          (b) the Master Servicer and the Trustee may deal with the Clearing Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on the Book-Entry Certificates) as the sole Certificateholder;

          (c) to the extent that the provisions of this Section 5.07 conflict with any other provisions of this Agreement, the provisions of this
     Section 5.07 shall control; and

          (d) the rights of the Beneficial Holders shall be exercised only through the Clearing Agency and the DTC Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the DTC Participants. Pursuant to the Depositary Agreement, unless and until Definitive Certificates are issued pursuant to Section 5.09, the initial Clearing Agency will make book-entry transfers among the DTC Participants and receive and transmit distributions of principal and interest on the related Class of Book-Entry Certificates to such DTC Participants.

     For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing a specified Percentage Interest, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning Book-Entry Certificates evidencing the requisite Percentage Interest represented by the Book-Entry Certificates. The Clearing Agency may take conflicting actions with


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respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

     Section 5.08. NOTICES TO CLEARING AGENCY. Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 5.09, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related DTC Participants in accordance with its applicable rules, regulations and procedures.

     Section 5.09. DEFINITIVE CERTIFICATES. If (a) the Master Servicer notifies the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the Depositary Agreement with respect to the Book-Entry Certificates and the Trustee or the Master Servicer is unable to locate a qualified successor, (b) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Certificateholders holding Book-Entry Certificates evidencing Percentage Interests aggregating not less than 66% of the aggregate Class Principal Balance of such Certificates advise the Trustee and the Clearing Agency through DTC Participants in writing that the continuation of a book-entry system with respect to the Book-Entry Certificates through the Clearing Agency is no longer in the best interests of the Certificateholders with respect to such Certificates, the Trustee shall notify all Certificateholders of Book-Entry Certificates of the occurrence of any such event and of the availability of Definitive Certificates. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for all of the Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

     Section 5.10. OFFICE FOR TRANSFER OF CERTIFICATES. The Trustee shall maintain in New York, New York, an office or agency where Certificates may be surrendered for registration of transfer or exchange. First Trust of New York, National Association, 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Glenn Anderson, is initially designated for said purposes.

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

     Section 6.01. LIABILITY OF THE COMPANY AND THE MASTER SERVICER. The Company and the Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company or the Master Servicer, as applicable, herein.



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     Section 6.02.  MERGER OR CONSOLIDATION OF THE COMPANY OR THE MASTER
SERVICER. Any corporation into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company or the Master Servicer shall be a party, or any corporation succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 6.03. LIMITATION ON LIABILITY OF THE COMPANY, THE MASTER SERVICER AND OTHERS. Neither the Company nor the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund or the Certificateholders for any action taken by such Person or by a Servicer or for such Person's or Servicer's refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of duties and obligations hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Mortgage Trust Fund, the First Level Certificate Trust Fund and the Certificate Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any Mortgage Loan (other than as otherwise permitted in this Agreement) or incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company and the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to the Mortgage Loans, this Agreement, the Certificates or the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Mortgage Trust Fund, the First Level Certificate Trust Fund and the Certificate Trust Fund and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, as provided by Section 3.05.

     Section 6.04. THE COMPANY AND MASTER SERVICER NOT TO RESIGN. The Company shall not resign from the obligations and duties (including, without limitation, its obligations and duties as initial Master Servicer) hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any successor Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or any successor Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or


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a successor Master Servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02 hereof.

     If the Company is no longer acting as Master Servicer, then the successor Master Servicer shall give prompt written notice to the Company of any information received by such successor Master Servicer which affects or relates to an ongoing obligation or right of the Company under this Agreement.

                                   ARTICLE VII

                                     DEFAULT

     Section 7.01. EVENTS OF DEFAULT. (a) In case one or more of the following Events of Default by the Company, either in its own capacity or in its capacity as Master Servicer or by a successor Master Servicer shall occur and be continuing, that is to say:

            (i) Any failure by the Master Servicer to distribute to Certificateholders any payment required to be made under the terms of the Certificates and this Agreement which continues unremedied for a period of ten days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund; or

           (ii) Failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund; or

          (iii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

           (iv) The Master Servicer shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy,


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     insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

            (v) The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

           (vi) Any failure of the Master Servicer to make any Monthly P&I Advance (other than a Nonrecoverable Advance) which continues unremedied at the opening of business on the Distribution Date in respect of which such Monthly P&I Advance was to have been made;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, either the Trustee, or the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund, by notice in writing to the Company and the Master Servicer (and to the Trustee if given by the Certificateholders, in which case such notice shall set forth evidence reasonably satisfactory to the Trustee that such Event of Default has occurred and shall not have been remedied) may terminate all of the rights (other than its right to reimbursement for advances) and obligations of the Master Servicer, including its right to the Master Servicing Fee, under this Agreement and in and to the Mortgage Loans and the proceeds thereof, if any. Such determination shall be final and binding. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee for administration by it of all cash amounts which shall at the time be credited by the Master Servicer to the Certificate Account or thereafter be received with respect to the Mortgage Loans.

     Notwithstanding the foregoing, if an Event of Default described in clause
(vi) of this Section 7.01(a) shall occur, the Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately suspend all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Monthly P&I Advances and other advances of its own funds, and the Trustee shall act as provided in Section 7.02 to carry out the duties of the Master Servicer, including the obligation to make any Monthly P&I Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 7.01(a). Any such action taken by the Trustee must be prior to the distribution on the relevant Distribution Date. If the Master Servicer shall within two Business Days following such suspension remit to the Trustee the amount of any


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Monthly P&I Advance the nonpayment of which by the Master Servicer was an
Event of Default described in clause (vi) of this Section 7.01(a), the Trustee shall permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder. The Master Servicer agrees that it will reimburse the Trustee for actual, necessary and reasonable costs incurred by the Trustee because of action taken pursuant to clause (vi) of this Section 7.01(a). The Master Servicer agrees that if an Event of Default as described in clause (vi) of this Section 7.01(a) shall occur more than two times in any twelve month period, the Trustee shall be under no obligation to permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder.

     (b) In the event the Company is no longer acting as Master Servicer, in case one or more of the following Events of Default by the Company shall occur and be continuing, that is to say:

            (i) Failure on the part of the Company duly to observe or perform in any material respect any of the covenants or agreements on the part of the Company contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund; or

           (ii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (iii) The Company shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

           (iv) The Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund, by notice in writing to the Company and the Trustee, may direct the Trustee in accordance with Section 10.03 to institute an action, suit or proceeding in its own name as Trustee hereunder to enforce the Company's obligations hereunder.

     (c) In any circumstances in which this Agreement states that Certificateholders owning Certificates evidencing a certain percentage Percentage Interest in the Certificate Trust Fund may take certain action, such action shall be taken by the Trustee, but only if the requisite percentage of



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Certificate Trust Certificateholders required under this Agreement for taking like action or giving like instruction to the Trustee under this Agreement shall have so directed the Trustee in writing.

     Section 7.02. TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR. On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Master Servicer under this Agreement and under the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto arising after the Master Servicer receives such notice of termination placed on the Master Servicer by the terms and provisions hereof and thereof, and shall have the same limitations on liability herein granted to the Master Servicer; provided, that the Trustee shall not under any circumstances be responsible for any representations and warranties or any Purchase Obligation of the Company or any liability incurred by the Master Servicer at or prior to the time the Master Servicer was terminated as Master Servicer and the Trustee shall not be obligated to make a Monthly P&I Advance if it is prohibited by law from so doing. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to retain or to withdraw from the Certificate Account if the Master Servicer had continued to act hereunder, except for those amounts due to the Master Servicer as reimbursement for advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending any such appointment, the Trustee is obligated to act in such capacity. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall, together with the compensation to the Trustee, be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     Section 7.03. NOTIFICATION TO CERTIFICATEHOLDERS. Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

     Section 8.01.  DUTIES OF TRUSTEE.

     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by


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this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such certificate, statement, opinion, report, or other order or instrument furnished by the Company or Master Servicer to the Trustee pursuant to this Agreement.

     (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; and

          (ii) The Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence Percentage Interests aggregating not less than 25% of the Certificate Trust Fund relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or relating to the exercise of any trust or power conferred upon the Trustee under this Agreement.

     (d) Within ten days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to the Rating Agency notice of each Event of Default. Within 90 days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to all Certificateholders (with a copy to the Rating Agency) notice of each Event of Default, unless such Event of Default shall have been cured or waived; provided, however, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Certificateholders; and provided, further, that in the case of any Event of Default of the character specified in Section 7.01(i) and Section 7.01(ii) no such notice to Certificateholders or to the Rating Agency shall be given until at least 30 days after the occurrence thereof.



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     Section 8.02.   CERTAIN MATTERS AFFECTING THE TRUSTEE. Except as
otherwise provided in Section 8.01:

                (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                (iii) The Trustee shall not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                (iv) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security, if any, afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to proceeding;

                (v) The Trustee may execute the trust or any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                (vi) The Trustee shall not be deemed to have knowledge or notice of any matter, including without limitation an Event of Default, unless actually known by a Responsible Officer, or unless written notice thereof referencing this Agreement or the Certificates is received at the Corporate Trust Office at the address set forth in
          Section 10.06.


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     Section 8.03.   TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS.
The recitals contained herein (other than those relating to the due organization, power and authority of the Trustee) and in the Certificates (other than the execution of, and certificate of authentication on, the Certificates) shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loan. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer, the Servicers or the Company in respect of the Mortgage Loans or deposited into the Custodial Account for P&I, any Buydown Fund Account, or the Custodial Accounts for P&I by any Servicer or into the Investment Account, or the Certificate Account by the Master Servicer or the Company.

     Section 8.04. TRUSTEE MAY OWN CERTIFICATES. The Trustee or any agent or affiliate of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     Section 8.05. THE MASTER SERVICER TO PAY TRUSTEE'S FEES AND EXPENSES. Subject to any separate written agreement with the Trustee, the Company, as Master Servicer, covenants and agrees to, and the Master Servicer shall, pay the Trustee from time to time, and the Trustee shall be entitled to payment, for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. Except as otherwise expressly provided herein, the Master Servicer shall pay or reimburse the Trustee upon its request for all reasonable expenses and disbursements incurred or made by the Trustee in accordance with any of the provisions of this Agreement and indemnify the Trustee from any loss, liability or expense incurred by it hereunder (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense or disbursement as may arise from its negligence or bad faith. Such obligation shall survive the termination of this Agreement or resignation or removal of the Trustee. The Master Servicer shall, at its expense, prepare or cause to be prepared all federal and state income tax and franchise tax and information returns relating to the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund required to be prepared or filed by the Trustee and shall indemnify the Trustee for any liability of the Trustee arising from any error in such returns.

     Section 8.06. ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee hereunder shall at all times be (i) an institution insured by the FDIC, (ii) a corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) acceptable to the Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of any aforementioned supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.


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     Section 8.07.   RESIGNATION AND REMOVAL OF TRUSTEE. The Trustee may at
any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Master Servicer. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

     The Holders of Certificates evidencing Percentage Interests aggregating more than 50% of the Certificate Trust Fund may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

     Section 8.08. SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor shall deliver to the successor trustee all Mortgage Files, related documents, statements and all other property held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     No successor trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 8.06.

     Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Master Servicer shall mail notice of the succession of such trustee hereunder to (i) all Certificateholders at their addresses as shown in the Certificate Register and (ii) the Rating Agency.


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If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed.

     Section 8.09. MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such resulting or successor corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 8.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable; provided, that the Trustee shall remain liable for all of its obligations and duties under this Agreement. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment; provided, that the Trustee shall remain liable for all of its obligations and duties under this Agreement. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly and severally, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustee(s) and co-trustee(s), as effectively as if given to each of them. Every instrument appointing any separate trustee(s) or co-trustee(s) shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its


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instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and the trust shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 8.11. AUTHENTICATING AGENTS. The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent so long as it shall be eligible in accordance with the provisions of the first paragraph of this Section 8.11 without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.11, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. Any reasonable compensation paid to an Authenticating Agent shall be a reimbursable expense pursuant to Section
8.05 if paid by the Trustee.


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     Section 8.12.   PAYING AGENTS. The Trustee may appoint one or more
Paying Agents which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account, and distributions to Certificateholders as provided in Section 4.01(a), 4.05(a), 4.07(a) and
Section 9.01(b) to the extent directed to do so by the Master Servicer. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 8.12.

     Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer; provided, that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Master Servicer, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this
Section 8.12, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. Any reasonable compensation paid to any Paying Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.







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                                   ARTICLE IX

                                   TERMINATION

     Section 9.01. TERMINATION UPON REPURCHASE BY THE COMPANY OR LIQUIDATION OF ALL MORTGAGE LOANS.

     (a) Except as otherwise set forth in this Article IX, including, without limitation, the obligation of the Master Servicer to make payments to Certificateholders as hereafter set forth, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby shall terminate upon (i) the repurchase by the Company pursuant to the following paragraph of this Section 9.01(a) of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Mortgage Trust Fund at a price equal, after the deduction of related advances, to the sum of (x) the excess of (A) 100% of the aggregate outstanding Principal Balance of such Mortgage Loans (other than Liquidated Mortgage Loans) plus accrued interest at the applicable Pass-Through Rate with respect to such Mortgage Loan (other than a Liquidated Mortgage Loan) through the last day of the month of such repurchase, over (B) with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the date of such repurchase by the Company to the extent that the Principal Balance of such Mortgage Loan has not been previously reduced by such Bankruptcy Loss, and (y) the appraised fair market value as of the effective date of the termination of the trust created hereby of (A) all property in the Mortgage Trust Fund which secured a Mortgage Loan and which was acquired by foreclosure or deed in lieu of foreclosure after the Cut-Off Date, including related Insurance Proceeds, and (B) all other property in the Mortgage Trust Fund, any such appraisal to be conducted by an appraiser mutually agreed upon by the Company and the Trustee, or (ii) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Mortgage Trust Fund or the disposition of all property acquired upon foreclosure in respect of any Mortgage Loan, and the payment to Certificateholders of all amounts required to be paid to them hereunder; provided, however, that in no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the issue of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     The Company may repurchase the outstanding Mortgage Loans and any Mortgaged Properties acquired by the Mortgage Trust Fund at the price stated in clause (i) of the preceding paragraph provided that the aggregate Principal Balance of the Mortgage Loans at the time of any such repurchase aggregates less than ten percent of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date. If such right is exercised, the Company shall provide to the Trustee (and to the Master Servicer, if the Company is no longer acting as Master Servicer) the written certification of an officer of the Company (which certification shall include a statement to the effect that all amounts required to be paid in order to repurchase the Mortgage Loans have been deposited in the Certificate Account) and the Trustee shall promptly execute all instruments as may be necessary to release and assign to the Company the Mortgage Files and any foreclosed Mortgaged Property pertaining to the Mortgage Trust Fund.

     (b) Notice of any termination, specifying the date upon which the Certificateholders may surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by


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letter from the Trustee to Certificateholders mailed not less than 30 days prior to such final distribution, specifying (i) the date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated (the "Termination Date"), (ii) the amount of such final payment (the "Termination Payment") and (iii) that the Record Date otherwise applicable to the Distribution Date upon which the Termination Date occurs is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified. Upon any such notice, the Certificate Account shall terminate subject to the Master Servicer's obligation to hold all amounts payable to Certificateholders in trust without interest pending such payment.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the Termination Date, the Company shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the Termination Payment with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Company may take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.

     Section 9.02.   ADDITIONAL TERMINATION REQUIREMENTS.

     (a) In the event the Company exercises its purchase option as provided in Section 9.01, the Mortgage Trust Fund, the First Level Certificate Trust Fund and the Certificate Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee shall have received an Opinion of Counsel to the effect that the failure of the Mortgage Trust Fund, the First Level Certificate Trust Fund and the Certificate Trust Fund to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Mortgage Trust Fund, the First Level Certificate Trust Fund and the Certificate Trust Fund as described in Section 860F of the Code, or (ii) cause the Mortgage Trust Fund, the First Level Certificate Trust Fund and the Certificate Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

            (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under Section 9.01, the Company, in its capacity as agent of the Tax Matters Person shall prepare the documentation required and adopt a plan of complete liquidation on behalf of the Mortgage Trust Fund, the First Level Certificate Trust Fund and the Certificate Trust Fund meeting the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel, on behalf of the Mortgage Trust Fund, the First Level Certificate Trust Fund and the Certificate Trust Fund; and

           (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Master Servicer as agent of the Trustee shall sell all of the assets of the Mortgage Trust Fund, the First Level Certificate Trust Fund and the Certificate Trust Fund to the Company for cash in the amount specified in Section 9.01; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete


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     liquidation but prior to the final Distribution Date, the Master
     Servicer shall not sell any of the assets of the Mortgage Trust Fund, the First Level Certificate Trust Fund and the Certificate Trust Fund prior to the close of that calendar quarter.

     b) By its acceptance of any Residual Certificate, the Holder thereof hereby agrees to authorize the Company to adopt such a plan of complete liquidation upon the written request of the Company and to take such other action in connection therewith as may be reasonably requested by the Company.

     Section 9.03. TRUSTS IRREVOCABLE. Except as expressly provided herein, the trusts created hereby are irrevocable.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

     Section 10.01.  AMENDMENT.

     (a) This Agreement may be amended from time to time by the Company and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity; (ii) to correct or supplement any provision herein which may be defective or inconsistent with any other provisions herein; (iii) to comply with any requirements imposed by the Code or any regulations thereunder; (iv) to correct the description of any property at any time included in the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund, or to assure the conveyance to the Trustee of any property included in the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund; and (v) pursuant to Section 5.01(c)(v). No such amendment (other than one entered into pursuant to clause
(iii) of the preceding sentence) shall adversely affect in any material respect the interest of any Certificateholder. Prior to entering into any amendment without the consent of Certificateholders pursuant to this paragraph, the Trustee may require an Opinion of Counsel to the effect that such amendment is permitted under this paragraph. The placement of an "original issue discount" legend on, or any change required to correct any such legend previously place on, a Certificate shall not be deemed any amendment to this Agreement.

     (b) This Agreement may also be amended from time to time by the Company and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of the Certificate Trust Fund for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall, without the consent of the Holder of each Certificate affected thereby (i) reduce in any manner the amount of, or delay the timing of, distributions of principal or interest required to be made hereunder or reduce the Certificateholder's Percentage Interest, the Remittance Rate or the Termination Payment with respect to any of the Certificates, (ii) reduce the percentage of Percentage Interests specified in this Section 10.01 which are required to amend this Agreement, (iii) create or permit the creation of any lien against any part of the Mortgage Trust Fund, the First Level



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Certificate Trust Fund or the Certificate Trust Fund, or (iv) modify any provision in any way which would permit an earlier retirement of the Certificates.

     Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. Any failure to provide such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

     It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 10.02. RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or the comparable jurisdictions in which any Mortgaged Property is situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     Section 10.03. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote or in any manner otherwise to control the operation and management of the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund or the obligations of the parties hereto (except as provided in Section 5.09, Section 7.01, Section 8.01, Section 8.02, Section 8.07, Section 10.01 and this Section 10.03), nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. However, the Trustee is under no obligation to exercise any of the extraordinary trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 10.04. ACCESS TO LIST OF CERTIFICATEHOLDERS. The Master Servicer shall furnish or cause to be furnished to the Trustee, within 30 days after receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to such Certificateholders.

     If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such list from the Master Servicer, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Master Servicer a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

     Every Certificateholder, by receiving and holding the same, agrees with the Master Servicer and the Trustee that neither the Master Servicer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 10.05. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Illinois and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 10.06. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered or certified mail to (a) in the case of the Company, 75 North Fairway Drive, Vernon Hills, Illinois 60061, Attention: General Counsel (with a copy directed to the attention of the Master

Servicing Department) or such other address as may hereafter be furnished to the Trustee in writing by the Company, (b) in the case of the Master Servicer, 75 North Fairway Drive, Vernon Hills, Illinois 60061, Attention:
General Counsel (with a copy directed to the attention of the Master Servicing Department) or such other address as may hereafter be furnished to the Trustee in writing by the Master Servicer, (c) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Master Servicer in writing by the Trustee, (d) in the case of the Certificate Registrar, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Trustee in writing by the Certificate Registrar, (e) in the case of DCR, 55 East Monroe St., Chicago, Illinois 60603, Attention: MBS Monitoring, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by DCR, and (f) in the case of Moody's, 99 Church St., New York, New York 10007,
Attention: Mortgage Finance Group, Residential Surveillance Unit, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by Moody's. Notices to the Rating Agency shall also be deemed to have been duly given if mailed by first class mail, postage prepaid, to the above listed addresses of the Rating Agency. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 10.07. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 10.08. COUNTERPART SIGNATURES. For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 10.09. BENEFITS OF AGREEMENT. Nothing in this Agreement or in any Certificate, expressed or implied, shall give to any Person, other than the parties hereto and their respective successors hereunder, any separate trustee or co-trustee appointed under Section 8.10, and the Certificateholders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     Section 10.10.  NOTICES AND COPIES TO RATING AGENCY.

     (a) The Trustee shall notify the Rating Agency of the occurrence of any of the following events, in the manner provided in Section 10.06:

            (i) the occurrence of an Event of Default pursuant to Section 7.01, subject to the provisions of Section 8.01(d);

           (ii) the appointment of a successor Master Servicer pursuant to
     Section 7.02;

     (b) The Master Servicer shall notify the Rating Agency of the occurrence of any of the following events, in the manner provided in Section 10.06:

            (i) any amendment of this Agreement pursuant to Section 10.01;

           (ii) the appointment of a successor Trustee pursuant to Section
     8.08;

          (iii) the filing of any claim under or the cancellation or modification of any fidelity bond and errors and omissions coverage pursuant to Section 3.01 and Section 3.06 with respect to the Master Servicer or any Servicer;

           (iv) any change in the location of the Certificate Account, any Custodial Account for P&I or any Custodial Account for Reserves;

            (v) the repurchase of any Mortgage Loan pursuant to a Purchase Obligation or the repurchase of the outstanding Mortgage Loans pursuant to Section 9.01;

           (vi) the occurrence of the final Distribution Date or the termination of the trust pursuant to Section 9.01(a)(ii);

          (vii) the failure of the Master Servicer to make a Monthly P&I Advance following a determination on the Determination Date that the Master Servicer would make such advance pursuant to Section 4.03; and

         (viii) the failure of the Master Servicer to make a determination on the Determination Date regarding whether it would make a Monthly P&I Advance when a shortfall exists between (x) payments scheduled to be received in respect of the Mortgage Loans and (y) the amounts actually deposited in the Certificate Account on account of such payments, pursuant to Section 4.03.

     (c) The Master Servicer shall provide copies of the statements pursuant to Section 4.02, Section 4.06, Section 4.08, Section 3.13 or Section 3.15 or any other statements to the Rating Agency in such time and manner that such statements or determinations are required to be provided to Certificateholders. With respect to the reports described in the second paragraph of Section 4.02, the Master Servicer shall provide such reports to the Rating Agency in respect of each Distribution Date, without regard to whether any Certificateholder or the Trustee has requested such report for such Distribution Date.

     IN WITNESS WHEREOF, the Company and the Trustee have caused their names to be signed hereto by their respective officers, thereunto duly authorized, and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                       PNC MORTGAGE SECURITIES CORP.
(SEAL)


                                       By:
                                            -----------------------------------
Attest:
                                            Its:



                                       FIRST BANK NATIONAL ASSOCIATION, as
                                       TRUSTEE
(SEAL)


                                       By:
                                            -----------------------------------
Attest:
                                            Its:

                         ACKNOWLEDGEMENT OF CORPORATION


STATE OF ILLINOIS  )
                   )   SS.
COUNTY OF LAKE     )


     On this ___ day of December, 1996 before me, a Notary Public in and for said State, personally appeared _____________________________________________, known to me to be the ______________________________ of PNC MORTGAGE SECURITIES CORP., one of the corporations that executed the within interest, and also known to me to be the person who executed it on behalf of said Corporation, and acknowledged to me that such corporation executed the within instrument pursuant to its By-Laws or a resolution of its Board of Directors.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in the certificate first above written.

                                       ____________________________________
                                               Notary Public



(SEAL)

                         CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF MINNESOTA      )
                        )   SS.
COUNTY OF ___________   )


     On this ____ day of December, 1996 before me, a Notary Public in and for said State, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

     Signature __________________________________________________ (SEAL)

                                                                   Exhibit A-1
                                                             CUSIP 693 48L HD4


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class IA-1

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.000% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-4                         Portion of the Class IA-1
                                      Principal Balance as of the
                                      Cut-Off Date evidenced by this
                                      Certificate:
Class IA-1 Remittance Rate: 7.000%.   $____________________

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IA-1 Principal Balance as of the Cut-Off Date:
$31,969,544.00


                             ____________________
                               Registered Owner              Certificate No. __


                                    A-1-1

                                                                   Exhibit A-2
                                                             CUSIP 693 48L HE2


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class IA-2

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.000% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 260% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $
per $100,000 of initial Certificate Principal Balance, the yield to maturity
is      %, and the amount of OID attributable to the short period is not more
than $            per $100,000 of initial Certificate Principal Balance,
computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-4                           Portion of the Class IA-2
                                        Principal Balance as of the
                                        Cut-Off Date evidenced by this
                                        Certificate
Class IA-2 Remittance Rate: 7.000%      $_________________________

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IA-2 Principal Balance as of the Cut-Off Date:
$7,680,000.00

                             ____________________
                               Registered Owner              Certificate No. __


                                    A-2-1

                                                                   Exhibit A-3
                                                             CUSIP 693 48L HF9


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class IA-3

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.000% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-4                         Portion of the Class IA-3
                                      Principal Balance as of the
                                      Cut-Off Date evidenced by this
                                      Certificate
Class IA-3 Remittance Rate: 7.000%    $_________________________

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IA-3 Principal Balance as of the Cut-Off Date:
$4,700,000.00


                             ____________________
                               Registered Owner              Certificate No. __


                                    A-3-1

                                                                   Exhibit A-4
                                                             CUSIP 693 48L HR3


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class IP

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996. Interest is not payable with respect to this Certificate.
[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 260% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount
("OID") of no more than $            per $100,000 of initial Certificate
Principal Balance, the yield to maturity is     %, and the amount of OID
attributable to the short period is not more than $           per $100,000 of
initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

Series 1996-4                         Portion of the Class IP Principal
                                      Balance as of the Cut-Off Date
                                      evidenced by this Certificate
Class IP Remittance Rate: 0.00%       $_________________________

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IP Principal Balance as of the Cut-Off Date:
$336,248.15


                             ____________________
                               Registered Owner              Certificate No. __


                                    A-4-1

                                                                   Exhibit A-5
                                                             CUSIP 693 48L HP7

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class IX

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.000% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 260% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $
per $100,000 of initial Certificate Principal Balance, the yield to maturity
is      %, and the amount of OID attributable to the short period is not more
than $            per $100,000 of initial Certificate Principal Balance,
computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

Series 1996-4                         Portion of the Class IX Notional
                                      Amount as of the Cut-Off Date
                                      evidenced by this Certificate
Class IX Remittance Rate: 7.000%      $_________________
applied to the Class IX Notional
Amount

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IX Principal Balance as of the Cut-Off Date:
$0.00

Class IX Notional Amount as of the Cut-Off Date:
$2,589,942.00


                             ____________________
                               Registered Owner              Certificate No. __


                                    A-5-1

                                                                   Exhibit A-6
                                                             CUSIP 693 48L HG7

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class IIA-1

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.125% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-4                           Portion of the Class IIA-1
                                        Principal Balance as of the
                                        Cut-Off Date evidenced by this
                                        Certificate:
Class IIA-1 Remittance Rate: From       $____________________
the 25th of each month to the
24th of the succeeding month, a
per annum rate equal to LIBOR
plus 0.750%, subject to a minimum
and maximum Remittance Rate of
0.750% and 9.000% per annum,
respectively.

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IIA-1 Principal Balance as of the Cut-Off Date:
$25,494,373.00


                             ____________________
                               Registered Owner              Certificate No. __


                                    A-6-1

                                                                   Exhibit A-7
                                                             CUSIP 693 48L HH5

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class IIA-2

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 2.875% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 260% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $
per $100,000 of initial Certificate Principal Balance, the yield to maturity
is      %, and the amount of OID attributable to the short period is not more
than $            per $100,000 of initial Certificate Principal Balance,
computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-4                            Portion of the Class IIA-2
                                         Notional Amount as of the Cut-Off
                                         Date evidenced by this
                                         Certificate
Class IIA-2 Remittance Rate: From        $_________________________
the 25th of each month to the
24th of the succeeding month, a
per annum rate equal to 8.250%
minus LIBOR, subject to a minimum
and maximum Remittance Rate of
0.000% and 8.250% per annum,
respectively.

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IIA-2 Principal Balance as of the Cut-Off Date:
$0.00

Class IIA-2 Notional Amount as of the Cut-Off Date:
$25,494,373.00


                             ____________________
                               Registered Owner              Certificate No. __


                                    A-7-1

                                                                   Exhibit A-8
                                                             CUSIP 693 48L HJ1


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class IIA-3

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.750% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-4                             Portion of the Class IIA-3
                                          Principal Balance as of the
                                          Cut-Off Date evidenced by this
                                          Certificate
Class IIA-3 Remittance Rate:  7.750%      $_________________________

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IIA-3 Principal Balance as of the Cut-Off Date:
$11,164,000.00


                             ____________________
                               Registered Owner              Certificate No. __


                                    A-8-1

                                                                   Exhibit A-9
                                                             CUSIP 693 48L HK8


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class IIA-4

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 8.000% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-4                            Portion of the Class IIA-4
                                         Principal Balance as of the
                                         Cut-Off Date evidenced by this
                                         Certificate
Class IIA-4 Remittance Rate: 8.000%      $_________________________

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IIA-4 Principal Balance as of the Cut-Off Date:
$3,436,000.00


                             ____________________
                               Registered Owner              Certificate No. __


                                    A-9-1

                                                                  Exhibit A-10
                                                             CUSIP 693 48L HL6


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class IIA-5

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 8.000% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-4                             Portion of the Class IIA-5
                                          Principal Balance as of the
                                          Cut-Off Date evidenced by this
                                          Certificate
Class IIA-5 Remittance Rate: 8.000%       $_________________________

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IIA-5 Principal Balance as of the Cut-Off Date:
$9,658,126.00


                             ____________________
                               Registered Owner              Certificate No. __


                                    A-10-1

                                                                  Exhibit A-11
                                                             CUSIP 693 48L HM4


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class IIA-6

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.250% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 260% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $
per $100,000 of initial Certificate Principal Balance, the yield to maturity
is      %, and the amount of OID attributable to the short period is not more
than $            per $100,000 of initial Certificate Principal Balance,
computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-4                               Portion of the Class IIA-6
                                            Principal Balance as of the
                                            Cut-Off Date evidenced by this
                                            Certificate
Class IIA-6 Remittance Rate: 7.250%         $_________________________

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IIA-6 Principal Balance as of the Cut-Off Date:
$22,703,372.00


                             ____________________
                               Registered Owner              Certificate No. __


                                    A-11-1

                                                                  Exhibit A-12
                                                             CUSIP 693 48L HN2


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class IIA-7

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.750% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-4                            Portion of the Class IIA-7
                                         Principal Balance as of the
                                         Cut-Off Date evidenced by this
                                         Certificate
Class IIA-7 Remittance Rate:  7.750%     $_________________________

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IIA-7 Principal Balance as of the Cut-Off Date:
$22,703,372.00


                             ____________________
                               Registered Owner              Certificate No. __


                                    A-12-1

                                                                  Exhibit A-13
                                                             CUSIP 693 48L HS1


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class IIP

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996. Interest is not payable with respect to this Certificate.
[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 260% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount
("OID") of no more than $            per $100,000 of initial Certificate
Principal Balance, the yield to maturity is     %, and the amount of OID
attributable to the short period is not more than $           per $100,000 of
initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

Series 1996-4                                   Portion of the Class IIP
                                                Principal Balance as of the
                                                Cut-Off Date evidenced by this
                                                Certificate
Class IIP Remittance Rate: 0.00%                $_________________________

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IIP Principal Balance as of the Cut-Off Date:
$993,737.28


                             ____________________
                               Registered Owner              Certificate No. __


                                    A-13-1

                                                                  Exhibit A-14
                                                             CUSIP 693 48L HQ5

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class IIX

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 8.000% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 260% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $
per $100,000 of initial Certificate Principal Balance, the yield to maturity
is      %, and the amount of OID attributable to the short period is not more
than $            per $100,000 of initial Certificate Principal Balance,
computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

Series 1996-4                            Portion of the Class IIX Notional
                                         Amount as of the Cut-Off Date
                                         evidenced by this Certificate
                                         $_________________
Class IIX Remittance Rate: 8.000%        Cut-Off Date: December 1, 1996
applied to the Class IIX Notional
Amount

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IIX Principal Balance as of the Cut-Off Date:
$0.00

Class IIX Notional Amount as of the Cut-Off Date:
$3,122,756.00


                             ____________________
                               Registered Owner              Certificate No. __


                                    A-14-1

                                                                  Exhibit A-15
                                                             CUSIP 693 48L HT9

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-1

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is December 27, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.683% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 260% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more
than $            per $100,000 of initial Certificate Principal Balance, the
yield to maturity is     %, and the amount of OID attributable to the short
period is not more than $           per $100,000 of initial Certificate
Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

 IN THE CASE OF ANY CLASS B-1 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN
 SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-1 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-1 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1996-4                                    Portion of the Class B-1
                                                 Principal Balance as of the
                                                 Cut-Off Date evidenced by this
                                                 Certificate:
Class B-1 Remittance Rate: the                   $____________________
quotient expressed as a percentage
of (a) the sum of (i) the product
of (x) 7.000% and (y) the Group I
Subordinate Amount and (ii) the
product of (x) 8.000% and (y) the
Group II Subordinate Amount over
(b) the sum of the Group I
Subordinate Amount and the Group II
Subordinate Amount.

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class B-1 Principal Balance as of the Cut-Off Date:
$1,833,840.00

                             ____________________
                               Registered Owner              Certificate No. __


                                    A-15-1

                                                                  Exhibit A-16
                                                             CUSIP 693 48L HU6

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-2

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is December 27, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.683% per annum.

     IN THE CASE OF ANY CLASS B-2 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-2 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-2 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1996-4                              Portion of the Class B-2
                                           Principal Balance as of the
                                           Cut-Off Date evidenced by this
                                           Certificate:
Class B-2 Remittance Rate: the             $____________________
quotient expressed as a
percentage of (a) the sum of (i)
the product of (x) 7.000% and (y)
the Group I Subordinate Amount
and (ii) the product of (x)
8.000% and (y) the Group II
Subordinate Amount over (b) the
sum of the Group I Subordinate
Amount and the Group II
Subordinate Amount.

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class B-2 Principal Balance as of the Cut-Off Date:
$1,833,840.00

                             ____________________
                               Registered Owner              Certificate No. __

                                    A-16-1

                                                                  Exhibit A-17
                                                             CUSIP 693 48L HV4

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-3

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is December 27, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.683% per annum.

     IN THE CASE OF ANY CLASS B-3 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-3 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-3 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1996-4                                 Portion of the Class B-3
                                              Principal Balance as of the
                                              Cut-Off Date evidenced by this
                                              Certificate:
Class B-3 Remittance Rate: the                $____________________
quotient expressed as a
percentage of (a) the sum of (i)
the product of (x) 7.000% and (y)
the Group I Subordinate Amount
and (ii) the product of (x)
8.000% and (y) the Group II
Subordinate Amount over (b) the
sum of the Group I Subordinate
Amount and the Group II
Subordinate Amount.

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class B-3 Principal Balance as of the Cut-Off Date:
$733,536.00

                             ____________________
                               Registered Owner              Certificate No. __

                                    A-17-1

                                                                  Exhibit A-18
                                                             CUSIP 693 48L HZ5

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-4

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is December 27, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.683% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 260% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $
per $100,000 of initial Certificate Principal Balance, the yield to maturity
is      %, and the amount of OID attributable to the short period is not more
than $            per $100,000 of initial Certificate Principal Balance,
computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OR SECTION 5.01(f) OF THE POOLING AGREEMENT. IN ADDITION, IN THE CASE OF ANY CLASS B-4 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-4 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE
CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-4 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1996-4                        Portion of the Class B-4
                                     Principal Balance as of the
                                     Cut-Off Date evidenced by this
                                     Certificate:
Class B-4 Remittance Rate: the       $____________________
quotient expressed as a
percentage of (a) the sum of (i)
the product of (x) 7.000% and (y)
the Group I Subordinate Amount
and (ii) the product of (x)
8.000% and (y) the Group II
Subordinate Amount over (b) the
sum of the Group I Subordinate
Amount and the Group II
Subordinate Amount.

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class B-4 Principal Balance as of the Cut-Off Date:
$440,122.00


                             ____________________
                               Registered Owner              Certificate No. __


                                    A-18-1

                                                                  Exhibit A-19
                                                             CUSIP 693 48L JA8

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-5

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is December 27, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.683% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 260% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more
than $            per $100,000 of initial Certificate Principal Balance, the
yield to maturity is     %, and the amount of OID attributable to the short
period is not more than $           per $100,000 of initial Certificate
Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OR SECTION 5.01(f) OF THE POOLING AGREEMENT. IN ADDITION, IN THE CASE OF ANY CLASS B-5 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-5 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE
CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-5 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1996-4                              Portion of the Class B-5
                                           Principal Balance as of the
                                           Cut-Off Date evidenced by this
                                           Certificate:
Class B-5 Remittance Rate: the             $____________________
quotient expressed as a
percentage of (a) the sum of (i)
the product of (x) 7.000% and (y)
the Group I Subordinate Amount
and (ii) the product of (x)
8.000% and (y) the Group II
Subordinate Amount over (b) the
sum of the Group I Subordinate
Amount and the Group II
Subordinate Amount.

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class B-5 Principal Balance as of the Cut-Off Date:
$513,475.00


                             ____________________
                               Registered Owner              Certificate No. __


                                    A-19-1

                                                                  Exhibit A-20
                                                             CUSIP 693 48L JB6

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-6

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is December 27, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.683% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 260% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more
than $            per $100,000 of initial Certificate Principal Balance, the
yield to maturity is     %, and the amount of OID attributable to the short
period is not more than $           per $100,000 of initial Certificate
Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OR SECTION 5.01(f) OF THE POOLING AGREEMENT. IN ADDITION, IN THE CASE OF ANY CLASS B-6 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4976 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-6 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE
CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-6 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1996-4                              Portion of the Class B-6
                                           Principal Balance as of the
                                           Cut-Off Date evidenced by this
                                           Certificate:
                                           $____________________
Class B-6 Remittance Rate: the
quotient expressed as a
percentage of (a) the sum of (i)
the product of (x) 7.000% and (y)
the Group I Subordinate Amount
and (ii) the product of (x)
8.000% and (y) the Group II
Subordinate Amount over (b) the
sum of the Group I Subordinate
Amount and the Group II
Subordinate Amount.

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class B-6 Principal Balance as of the Cut-Off Date:
$513,476.05


                             ____________________
                               Registered Owner              Certificate No. __


                                    A-20-1

                                                                   Exhibit B-1
                                                             CUSIP 693 48L HX0
                           MORTGAGE TRUST CERTIFICATE

                                    Class R-1

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES
(A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFER TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R-1 CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R-1 CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

IN THE CASE OF ANY CLASS R-1 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS R-1 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

Solely for U.S. federal income tax purposes, this Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

Series 1996-4                        Percentage Interest evidenced by this
                                     Class R-1 Certificate in the distributions
                                     to be made with respect to the Class R-1
Class R-1 Remittance Rate: 7.000%.   Certificates: ___%
Additionally, the
the Class R-1 Certificates are
entitled to Excess Liquidation
Proceeds and the Residual Distribution
Amount as defined in the Pooling Agreement.

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class R-1 Principal Balance as of the Cut-Off Date:
$50.00


                            _________________________
                                Registered Owner             Certificate No. ___

                                                                   Exhibit B-2
                                                             CUSIP 693 48L HY8

                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                    Class R-2

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES
(A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R-2 CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R-2 CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

IN THE CASE OF ANY CLASS R-2 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS R-2 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

Solely for U.S. federal income tax purposes, this Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

Series 1996-4                             Percentage Interest evidenced
                                          by this Class R-2 Certificate
                                          in the distributions to be made
                                          with respect to the Class R-2
Class R-2 Remittance Rate: 7.000%.        Certificates: ____%
Additionally, the Class R-2
Certificates are entitled to the
Residual Distribution Amount as
defined in the Pooling Agreement.

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class R-2 Principal Balance as of the Cut-Off Date: $50.00


                           _________________________
                                Registered Owner             Certificate No. ___

                                                                   Exhibit B-3
                                                             CUSIP 693 48L HW2

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class R

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES
(A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

IN THE CASE OF ANY CLASS R CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS R CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

Solely for U.S. federal income tax purposes, this Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

Series 1996-4                             Percentage Interest evidenced
                                          by this Class R Certificate in
                                          the distributions to be made
                                          with respect to the Class R
Class R Remittance Rate: 7.000%.          Certificates: ____%
Additionally, the Class R
Certificates are entitled to the
Residual Distribution Amount as
defined in the Pooling Agreement.

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class R Principal Balance as of the Cut-Off Date: $50.00


                             ______________________
                                Registered Owner             Certificate No. ___

                                                                     Exhibit C-1


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                   Class IA1-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit", as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4                              Portion of the Class IA1-L
                                           Principal Balance as of the
                                           Cut-Off Date evidenced by this
                                           Certificate:
Class IA1-L Remittance Rate: 7.000%        $______________________________

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IA1-L Principal Balance as of the Cut-Off Date:
$31,969,544.00


                             ______________________
                                Registered Owner             Certificate No. ___


                                     C-1-1

                                                                   Exhibit C-2


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                   Class IA2-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4                              Portion of the Class IA2-L
                                           Principal Balance as of the
                                           Cut-Off Date evidenced by this
                                           Certificate:
Class IA2-L Remittance Rate: 7.000%        $_____________________________

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IA2-L Principal Balance as of the Cut-Off Date:
$7,680,000.00


                             ______________________
                                Registered Owner             Certificate No. ___


                                     C-2-1

                                                                   Exhibit C-3


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                   Class IA3-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4                              Portion of the Class IA3-L
                                           Principal Balance as of the
                                           Cut-Off Date evidenced by this
                                           Certificate:
Class IA3-L Remittance Rate: 7.000%        $_____________________________

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IA3-L Principal Balance as of the Cut-Off Date:
$4,700,000.00


                             ______________________
                                Registered Owner             Certificate No. ___


                                     C-3-1

                                                                   Exhibit C-4


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                   Class IP-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4                              Portion of the Class IP-L
                                           Principal Balance as of the
                                           Cut-Off Date evidenced by this
                                           Certificate:
Class IP-L Remittance Rate: 0.00%          $_____________________________

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IP-L Principal Balance as of the Cut-Off Date:
$336,248.15


                             ______________________
                                Registered Owner             Certificate No. ___


                                     C-4-1

                                                                   Exhibit C-5


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                   Class IX-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4                              Portion of the Class IX Notional
                                           Amount as of the Cut-Off Date
                                           evidenced by this Certificate:
                                           $_______________________________
Class IX-L Remittance Rate: 7.000%
applied to the Class IX Notional Amount

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IX-L Principal Balance as of the Cut-Off Date:
$0.00

Class IX Notional Amount as of the Cut-Off Date:
$2,589,942.00


                             ______________________
                                Registered Owner             Certificate No. ___


                                     C-5-1

                                                                   Exhibit C-6


                      FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                  Class IIA1-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4                              Portion of the Class IIA1-L
                                           Principal Balance as of the
                                           Cut-Off Date evidenced by this
                                           Certificate:
Class IIA1-L Remittance Rate: 9.000%       $_____________________________


Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IIA1-L Principal Balance as of the Cut-Off Date:
$25,494,373.00


                             ______________________
                                Registered Owner             Certificate No. ___


                                     C-6-1

                                                                   Exhibit C-7


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                  Class IIA3-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4                              Portion of the Class IIA3-L
                                           Principal Balance as of the
                                           Cut-Off Date evidenced by this
                                           Certificate:
Class IIA3-L Remittance Rate: 7.750%       $______________________________

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IIA3-L Principal Balance as of the Cut-Off Date:
$11,164,000.00


                             ______________________
                                Registered Owner             Certificate No. ___


                                     C-7-1

                                                                   Exhibit C-8


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                  Class IIA4-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4                              Portion of the Class IIA4-L
                                           Principal Balance as of the
                                           Cut-Off Date evidenced by this
                                           Certificate:
Class IIA4-L Remittance Rate: 8.000%       $_____________________________

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IIA4-L Principal Balance as of the Cut-Off Date:
$3,436,000.00


                             ______________________
                                Registered Owner             Certificate No. ___


                                     C-8-1

                                                                   Exhibit C-9


                   FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                              Class IIA5-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                        PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4                              Portion of the Class IIA5-L
                                           Principal Balance as of the
                                           Cut-Off Date evidenced by this
                                           Certificate:
Class IIA5-L Remittance Rate: 8.000%       $_____________________________

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IIA5-L Principal Balance as of the Cut-Off Date:
$9,658,126.00


                             ______________________
                                Registered Owner             Certificate No. ___


                                     C-9-1

                                                                  Exhibit C-10


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                  Class IIA6-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4                              Portion of the Class IIA6-L
                                           Principal Balance as of the
                                           Cut-Off Date evidenced by this
                                           Certificate:
Class IIA6-L Remittance Rate: 7.250%       $_____________________________

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IIA6-L Principal Balance as of the Cut-Off Date:
$22,703,372.00


                             ______________________
                                Registered Owner             Certificate No. ___


                                     C-10-1

                                                                  Exhibit C-11


                      FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                 Class IIA7-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4                              Portion of the Class IIA7-L
                                           Principal Balance as of the
                                           Cut-Off Date evidenced by this
                                           Certificate:
Class IIA7-L Remittance Rate: 7.750%       $_____________________________

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IIA7-L Principal Balance as of the Cut-Off Date:
$22,703,372.00


                             ______________________
                                Registered Owner             Certificate No. ___


                                     C-11-1

                                                                  Exhibit C-12


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                   Class IIP-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4                              Portion of the Class IIP-L
                                           Principal Balance as of the
                                           Cut-Off Date evidenced by this
                                           Certificate:
Class IIP-L Remittance Rate: 0.00%         $_____________________________

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IIP-L Principal Balance as of the Cut-Off Date:
$993,737.28


                             ______________________
                                Registered Owner             Certificate No. ___


                                     C-12-1

                                                                  Exhibit C-13


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                   Class IIX-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4                              Portion of the Class IIX Notional
                                           Amount as of the Cut-Off Date
                                           evidenced by this Certificate:
                                           $________________________________
Class IIX-L Remittance Rate:
8.000% applied to the Class IIX
Notional Amount

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IIX-L Principal Balance as of the Cut-Off Date:
$0.00

Class IIX Notional Amount as of the Cut-Off Date:
$3,122,756.00


                             ______________________
                                Registered Owner             Certificate No. ___


                                     C-13-1

                                                                  Exhibit C-14


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                   Class B1-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4                              Portion of the Class B1-L
                                           Principal Balance as of the
                                           Cut-Off Date evidenced by this
                                           Certificate:
Class B1-L Remittance Rate: the            $_____________________________
quotient expressed as a
percentage of (a) the sum of (i)
the product of (x) 7.000% and (y)
the Group I Subordinate Amount
and (ii) the product of (x)
8.000% and (y) the Group II
Subordinate Amount over (b) the
sum of the Group I Subordinate
Amount and the Group II
Subordinate Amount.

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class B1-L Principal Balance as of the Cut-Off Date:
$1,833,840.00


                             ______________________
                                Registered Owner             Certificate No. ___


                                     C-14-1

                                                                  Exhibit C-15


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                   Class B2-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4                              Portion of the Class B2-L
                                           Principal Balance as of the
                                           Cut-Off Date evidenced by this
                                           Certificate:
Class B2-L Remittance Rate: the            $_____________________________
quotient expressed as a
percentage of (a) the sum of (i)
the product of (x) 7.000% and (y)
the Group I Subordinate Amount
and (ii) the product of (x)
8.000% and (y) the Group II
Subordinate Amount over (b) the
sum of the Group I Subordinate
Amount and the Group II
Subordinate Amount.

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class B2-L Principal Balance as of the Cut-Off Date:
$1,833,840.00


                             ______________________
                                Registered Owner             Certificate No. ___


                                     C-15-1

                                                                  Exhibit C-16


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                   Class B3-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4                              Portion of the Class B3-L
                                           Principal Balance as of the
                                           Cut-Off Date evidenced by this
                                           Certificate:
Class B3-L Remittance Rate: the            $_____________________________
quotient expressed as a
percentage of (a) the sum of (i)
the product of (x) 7.000% and (y)
the Group I Subordinate Amount
and (ii) the product of (x)
8.000% and (y) the Group II
Subordinate Amount over (b) the
sum of the Group I Subordinate
Amount and the Group II
Subordinate Amount.

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class B3-L Principal Balance as of the Cut-Off Date:
$733,536.00


                             ______________________
                                Registered Owner             Certificate No. ___


                                     C-16-1

                                                                  Exhibit C-17


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                   Class B4-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4                              Portion of the Class B4-L
                                           Principal Balance as of the
                                           Cut-Off Date evidenced by this
                                           Certificate:
Class B4-L Remittance Rate: the            $_____________________________
quotient expressed as a
percentage of (a) the sum of (i)
the product of (x) 7.000% and (y)
the Group I Subordinate Amount
and (ii) the product of (x)
8.000% and (y) the Group II
Subordinate Amount over (b) the
sum of the Group I Subordinate
Amount and the Group II
Subordinate Amount.

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class B4-L Principal Balance as of the Cut-Off Date:
$440,122.00


                             ______________________
                                Registered Owner             Certificate No. ___


                                     C-17-1

                                                                  Exhibit C-18


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                   Class B5-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4                              Portion of the Class B5-L
                                           Principal Balance as of the
                                           Cut-Off Date evidenced by this
                                           Certificate:
Class B5-L Remittance Rate: the            $_____________________________
quotient expressed as a
percentage of (a) the sum of (i)
the product of (x) 7.000% and (y)
the Group I Subordinate Amount
and (ii) the product of (x)
8.000% and (y) the Group II
Subordinate Amount over (b) the
sum of the Group I Subordinate
Amount and the Group II
Subordinate Amount.

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class B5-L Principal Balance as of the Cut-Off Date:
$513,475.00


                             ______________________
                                Registered Owner             Certificate No. ___


                                     C-18-1

                                                                  Exhibit C-19


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                   Class B6-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4                              Portion of the Class B6-L
                                           Principal Balance as of the
                                           Cut-Off Date evidenced by this
                                           Certificate:
Class B6-L Remittance Rate: the            $_____________________________
quotient expressed as a
percentage of (a) the sum of (i)
the product of (x) 7.000% and (y)
the Group I Subordinate Amount
and (ii) the product of (x)
8.000% and (y) the Group II
Subordinate Amount over (b) the
sum of the Group I Subordinate
Amount and the Group II
Subordinate Amount.

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class B6-L Principal Balance as of the Cut-Off Date:
$513,476.05


                             ______________________
                                Registered Owner             Certificate No. ___


                                     C-19-1

                                                                  Exhibit C-20


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                    Class R-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4                              Portion of the Class R-L
                                           Principal Balance as of the
                                           Cut-Off Date evidenced by this
                                           Certificate:
Class R-L Remittance Rate: 7.000%          $_____________________________

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class R-L Principal Balance as of the Cut-Off Date:
$50.00


                             ______________________
                                Registered Owner             Certificate No. ___


                                     C-20-1

 (vlegal.ace v1.4)                                                 Page    1
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:08:41               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ---------    -------------------------   ------------------------   ---------------   -----   -----    --------------
  500058297     SINGER,MAURICE             316 N. NASSAU AVENUE       MARGATE            NJ     08402      $235,949.47
  500058305     LALWANI,ANIL K             251 MOLINO AVENUE          MILL VALLEY        CA     94941      $353,999.23
  500058632     REYNOLDS,MICHAEL&BARBARA   127 TIBURON BOULEVARD      MILL VALLEY        CA     94941      $411,155.72
  500058710     SHEWER,KENNETH A           112 GUNN HILL ROAD         NEW PRESTON (WA    CT     06777    $1,272,022.34
  500058812     MIRZAIE,REZA               1609 QUEENSTOWN ROAD       NICHOLS HILLS      OK     73116      $298,384.07
  500058895     ARONSTEIN,MICHAEL C        74 WENDOVER ROAD           TOWN OF HARRISO    NY     10580      $426,755.42
  500058902     KRAMER,ALLEN S             18565 DORAL WAY            TARZANA            CA     91355      $284,015.32
  500058990     TANG,C BRIAN M D  & HSUEH  2737 VIA OLEDAS            PALOS VERDES ES    CA     90274      $536,566.56
  500058991     HARRISON,DONALD G & NANCY  1934 PORT PROVENCE PLACE   NEWPORT BEACH      CA     92660      $553,733.81
  500058993     FAN,LONG-SHENG & HSIEH,ME  7103 MARTWOOD WAY          SAN JOSE           CA     95120      $208,241.70
  500059202     LYNCH,JOSEPH M & ANN J     17184 CARRANZA DRIVE       SAN DIEGO          CA     92127      $234,610.01
  500059205     ROGERS,TRICIA NEUJAHR & T  6974 MILLIE MAY LANE       VACAVLLE           CA     95688      $221,114.85
  500059208     MCDONALD,LAWRENCE JAMES &  1380 JAMES COURT           MORGAN HILL        CA     95037      $434,400.79
  500059213     ALDERSON,JAMES C & CHERYL  1356 STONECREST CIRCLE     BREA               CA     92621      $262,305.93


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ---------    --------------------------  --------    -----   ------     -----   -------     ----------
  500058297     SINGER,MAURICE               7.750      .150    7.600     .1000     7.500     06/01/2010
  500058305     LALWANI,ANIL K               7.250      .150    7.100     .1000     7.000     06/01/2010
  500058632     REYNOLDS,MICHAEL&BARBARA     7.550      .250    7.300     .0500     7.250     08/01/2010
  500058710     SHEWER,KENNETH A             7.375      .150    7.225     .1000     7.125     08/01/2010
  500058812     MIRZAIE,REZA                 7.000      .150    6.850     .1000     6.750     08/01/2010
  500058895     ARONSTEIN,MICHAEL C          7.250      .150    7.100     .1000     7.000     08/01/2010
  500058902     KRAMER,ALLEN S               6.875      .150    6.725     .1000     6.625     08/01/2010
  500058990     TANG,C BRIAN M D  & HSUEH    7.250      .250    7.000     .0500     6.950     07/01/2010
  500058991     HARRISON,DONALD G & NANCY    7.625      .250    7.375     .0500     7.325     07/01/2010
  500058993     FAN,LONG-SHENG & HSIEH,ME    7.625      .250    7.375     .0500     7.325     07/01/2010
  500059202     LYNCH,JOSEPH M & ANN J       7.500      .250    7.250     .0500     7.200     07/01/2010
  500059205     ROGERS,TRICIA NEUJAHR & T    7.625      .250    7.375     .0500     7.325     07/01/2010
  500059208     MCDONALD,LAWRENCE JAMES &    7.125      .250    6.875     .0500     6.825     07/01/2010
  500059213     ALDERSON,JAMES C & CHERYL    7.500      .250    7.250     .0500     7.200     07/01/2010


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ---------    --------------------------  ----------                 ---------        --        ----------             ----
  500058297     SINGER,MAURICE             091814799                  $2,353.19                  12/01/1996             180
  500058305     LALWANI,ANIL K             091819730                  $3,432.36                  12/01/1996             180
  500058632     REYNOLDS,MICHAEL&BARBARA   120178970                  $4,026.28                  12/01/1996             180
  500058710     SHEWER,KENNETH A           091819914                  *********                  12/01/1996             180
  500058812     MIRZAIE,REZA               091829383                  $2,831.31        18        12/01/1996             180
  500058895     ARONSTEIN,MICHAEL C        091827050                  $6,618.26                  12/01/1996             180
  500058902     KRAMER,ALLEN S             091832749                  $2,675.56                  12/01/1996             180
  500058990     TANG,C BRIAN M D  & HSUEH  3664307                    $5,203.32                  12/01/1996             180
  500058991     HARRISON,DONALD G & NANCY  3665544                    $5,464.66                  12/01/1996             180
  500058993     FAN,LONG-SHENG & HSIEH,ME  3665536                    $2,055.09                  12/01/1996             180
  500059202     LYNCH,JOSEPH M & ANN J     0003669611                 $2,299.00                  12/01/1996             180
  500059205     ROGERS,TRICIA NEUJAHR & T  0003666120                 $2,182.13                  12/01/1996             180
  500059208     MCDONALD,LAWRENCE JAMES &  0003652492                 $4,166.83                  12/01/1996             180
  500059213     ALDERSON,JAMES C & CHERYL  3668282                    $2,628.09         3        12/01/1996             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ---------    --------------------------  ----     -----     ----      ------      ------        ------    -------------  ------
  500058297     SINGER,MAURICE              .00       .00       .00       .000        .150          .250      $475,000.00    N
  500058305     LALWANI,ANIL K              .00       .00       .00       .000        .150          .250      $470,000.00    N
  500058632     REYNOLDS,MICHAEL&BARBARA                                                                      $590,000.00    N
  500058710     SHEWER,KENNETH A            .00       .00       .00       .000        .150          .250    $1,787,500.00    N
  500058812     MIRZAIE,REZA                .00       .00       .00       .000        .150          .250      $360,000.00    N
  500058895     ARONSTEIN,MICHAEL C         .00       .00       .00       .000        .150          .250      $975,000.00    N
  500058902     KRAMER,ALLEN S              .00       .00       .00       .000        .150          .250      $603,000.00    N
  500058990     TANG,C BRIAN M D  & HSUEH                                                                   $1,400,000.00    N
  500058991     HARRISON,DONALD G & NANCY                                                                   $1,045,000.00    N
  500058993     FAN,LONG-SHENG & HSIEH,ME                                                                     $330,000.00    N
  500059202     LYNCH,JOSEPH M & ANN J                                                                        $310,000.00    N
  500059205     ROGERS,TRICIA NEUJAHR & T                                                                     $292,000.00    N
  500059208     MCDONALD,LAWRENCE JAMES &                                                                     $575,000.00    N
  500059213     ALDERSON,JAMES C & CHERYL                                                                     $315,000.00    N


 (vlegal.ace v1.4)                                                 Page    2
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:08:41               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ---------    --------------------------  ------------------------   ---------------   -----   -----    -------------
  500059831     ALLISONBROWN,SHARON A      2108 WARFIELD AVENUE       REDONDO BEACH      CA     90278      $214,676.19
  500060056     COHEN,MORLEY J & ANITA     573 MEADOWRUN STREET       THOUSAND OAKS      CA     91360      $261,577.58
  500060238     SUBER,JAMES O              49623 WINSLOW COURT        PLYMOUTH TWP       MI     48170      $278,841.29
  500060280     BIANCO,JOSEPH              180 BARTON AVENUE          PALM BEACH         FL     33480      $719,423.90
  500060406     MICKELIS,GEORGE N          3301 RICE BOULEVARD        HOUSTON            TX     77005      $329,170.38
  500060410     WARNER,DHYANNE             350 AMBAR WAY              MENLO PARK         CA     94025      $480,850.26
  500060472     EYE,ROBERT C JR & TROUT,P  6 SPANISH BAY COURT        PETALUMA           CA     94954      $244,919.89
  500060473     WILBORN,ELTON A & BEVERLY  11273 WEST ASBURY AVENUE   LAKEWOOD           CO     80227      $331,507.87
  500060489     JAFFRAY,DOUGLAS S          5331 SWITCH GRASS LANE     NAPERVILLE         IL     60565      $212,117.14
  500060633     RAHMATI,MAJID              430 CREEKSIDE COURT        LEAGUE CITY        TX     77573      $231,090.85
  500060634     MADORIN,LORA               300 MOUNTAIN SPRING ROAD   FARMINGTIN         CT     06032      $270,191.04
  500060641     AINSLIE,GEORGE E           3165 MOTOR AVENUE          LOS ANGELES        CA     90064      $481,526.85
  500060648     SALNESS,KYM A              246 E. CARACAS AVENUE      HERSHEY            PA     17033      $322,922.32
  500060650     REBER,STANLEY R            366 HICKORY LANE           TWP. OF LOWER M    PA     19035      $271,499.48


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ---------    --------------------------  --------    -----   ------     -----   -------     ----------
  500059831     ALLISONBROWN,SHARON A        7.000      .150    6.850     .1000     6.750     10/01/2010
  500060056     COHEN,MORLEY J & ANITA       7.625      .250    7.375     .0500     7.325     10/01/2010
  500060238     SUBER,JAMES O                7.625      .250    7.375     .0500     7.325     11/01/2010
  500060280     BIANCO,JOSEPH                7.500      .250    7.250     .0500     7.200     11/01/2010
  500060406     MICKELIS,GEORGE N            7.500      .150    7.350     .1000     7.250     12/01/2010
  500060410     WARNER,DHYANNE               7.250      .150    7.100     .1000     7.000     12/01/2010
  500060472     EYE,ROBERT C JR & TROUT,P    7.750      .250    7.500     .0500     7.450     12/01/2010
  500060473     WILBORN,ELTON A & BEVERLY    7.875      .250    7.625     .0500     7.575     12/01/2010
  500060489     JAFFRAY,DOUGLAS S            7.750      .150    7.600     .1000     7.500     01/01/2011
  500060633     RAHMATI,MAJID                7.625      .150    7.475     .1000     7.375     01/01/2011
  500060634     MADORIN,LORA                 8.000      .250    7.750     .0500     7.700     08/01/2010
  500060641     AINSLIE,GEORGE E             6.875      .150    6.725     .1000     6.625     01/01/2011
  500060648     SALNESS,KYM A                7.000      .150    6.850     .1000     6.750     01/01/2011
  500060650     REBER,STANLEY R              6.500      .150    6.350     .1000     6.250     01/01/2011


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ---------    --------------------------  ----------                 ---------        --        ----------             ----
  500059831     ALLISONBROWN,SHARON A      091843824                  $2,022.36                  12/01/1996             180
  500060056     COHEN,MORLEY J & ANITA     3773611                    $2,554.85                  12/01/1996             180
  500060238     SUBER,JAMES O              3660610                    $2,776.24                  12/01/1996             180
  500060280     BIANCO,JOSEPH              091850127                  $6,952.59                  12/01/1996             180
  500060406     MICKELIS,GEORGE N          091838349                  $3,170.38                  12/01/1996             180
  500060410     WARNER,DHYANNE             091851244                  $4,564.31                  12/01/1996             180
  500060472     EYE,ROBERT C JR & TROUT,P  3782257                    $2,409.67                  12/01/1996             180
  500060473     WILBORN,ELTON A & BEVERLY  3810793                    $3,281.64         2        12/01/1996             180
  500060489     JAFFRAY,DOUGLAS S          091823244                  $2,124.93                  12/01/1996             180
  500060633     RAHMATI,MAJID              091820759                  $2,241.91                  12/01/1996             180
  500060634     MADORIN,LORA               091821008                  $2,714.05                  12/01/1996             180
  500060641     AINSLIE,GEORGE E           091853011                  $4,459.27                  12/01/1996             180
  500060648     SALNESS,KYM A              091853985                  $3,145.90                  12/01/1996             180
  500060650     REBER,STANLEY R            091858631                  $2,456.52                  12/01/1996             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ---------    --------------------------  ----     -----     -----     ------      ------        ------    -------------  ------
  500059831     ALLISONBROWN,SHARON A       .00       .00       .00       .000        .150          .250      $325,000.00    N
  500060056     COHEN,MORLEY J & ANITA                                                                        $341,900.00    N
  500060238     SUBER,JAMES O                                                                                 $372,000.00    N
  500060280     BIANCO,JOSEPH               .00       .00       .00       .000        .250          .300    $1,525,000.00    N
  500060406     MICKELIS,GEORGE N           .00       .00       .00       .000        .150          .250      $442,000.00    N
  500060410     WARNER,DHYANNE              .00       .00       .00       .000        .150          .250      $680,000.00    N
  500060472     EYE,ROBERT C JR & TROUT,P                                                                     $320,000.00    N
  500060473     WILBORN,ELTON A & BEVERLY                                                                     $410,000.00    N
  500060489     JAFFRAY,DOUGLAS S           .00       .00       .00       .000        .150          .250      $282,195.00    N
  500060633     RAHMATI,MAJID               .00       .00       .00       .000        .150          .250      $320,000.00    N
  500060634     MADORIN,LORA                .00       .00       .00       .000        .250          .300      $523,000.00    N
  500060641     AINSLIE,GEORGE E            .00       .00       .00       .000        .150          .250      $645,000.00    N
  500060648     SALNESS,KYM A               .00       .00       .00       .000        .150          .250      $547,500.00    N
  500060650     REBER,STANLEY R             .00       .00       .00       .000        .150          .250      $352,500.00    N


 (vlegal.ace v1.4)                                                 Page    3
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:08:41               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ---------    --------------------------  -------------------------  ---------------   -----   -----    -------------
  500060665     BELL,RALPH S               4 STONE LANE               VILLAGE OF QUOG    NY     11959      $625,796.51
  500060669     OCONNOR,J DENNIS           4851 ALBEMARLE ST. N.W.    WASHINGTON         DC     20016      $332,693.98
  500060908     BLANCHARD,MICHAEL RAY      3111 LONG BAY COURT        HOUSTON            TX     77059      $352,209.84
  500060909     CASTEGNER,JEANETTE D       LOT # 29  YOGANANDA STREE  TOWN OF NEWTOWN    CT     06482      $255,448.82
  500060910     SHANLEY,VINCENT P          251 RIDGEFIELD ROAD        TOWN OF WILTON     CT     06897      $290,680.49
  500060912     GRAND,MARK D               1312 N. LAKE SHORE DRIVE   BARRINGTON         IL     60010      $289,872.37
  500061031     YASNYI,ALLAN D             4132 FULTON AVENUE         SHERMAN OAKS       CA     91423      $325,364.20
  500061067     CHERRY,HOWARD H III        499 QUEENS GRANT ROAD      TOWN OF FAIRFIE    CT     06490    $1,020,735.83
  500061096     KAMRATH,DAVID J            17 RIDGE DRIVE             BERKELEY HEIGHT    NJ     07922      $233,311.04
  500061097     SUBBARAO,DILIPKUMAR B      4 SHEEHAN DRIVE            SHREWSBURY         MA     01545      $276,250.45
  500061127     EPSTEIN,JOEL H             1 SIMON ATHERTON ROW       HARVARD            MA     01451      $279,628.91
  500061141     SPENCER,SUSAN L            6852 SARONI DRIVE          OAKLAND            CA     94611      $217,862.35
  500061142     MORGINSTIN,ELIEZER & LAUR  98 NORTHERN PARKWAY        PLAINVIEW          NY     11803      $217,862.35
  500061143     BERNIE,ROBERT D & KRISTY   30 EAGLE LAKE PLACE #24    SAN RAMON          CA     94583      $234,152.21


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ---------    --------------------------  --------    -----   ------     -----   -------     ----------
  500060665     BELL,RALPH S                 6.500      .150    6.350     .1000     6.250     01/01/2011
  500060669     OCONNOR,J DENNIS             7.750      .150    7.600     .1000     7.500     01/01/2011
  500060908     BLANCHARD,MICHAEL RAY        7.000      .150    6.850     .1000     6.750     02/01/2011
  500060909     CASTEGNER,JEANETTE D         7.000      .150    6.850     .1000     6.750     02/01/2011
  500060910     SHANLEY,VINCENT P            7.500      .150    7.350     .1000     7.250     02/01/2011
  500060912     GRAND,MARK D                 6.500      .150    6.350     .1000     6.250     02/01/2011
  500061031     YASNYI,ALLAN D               7.125      .150    6.975     .1000     6.875     03/01/2011
  500061067     CHERRY,HOWARD H III          7.500      .150    7.350     .1000     7.250     03/01/2011
  500061096     KAMRATH,DAVID J              7.500      .150    7.350     .1000     7.250     03/01/2011
  500061097     SUBBARAO,DILIPKUMAR B        7.750      .150    7.600     .1000     7.500     03/01/2011
  500061127     EPSTEIN,JOEL H               7.000      .150    6.850     .1000     6.750     03/01/2011
  500061141     SPENCER,SUSAN L              7.250      .250    7.000     .0500     6.950     02/01/2011
  500061142     MORGINSTIN,ELIEZER & LAUR    7.250      .250    7.000     .0500     6.950     02/01/2011
  500061143     BERNIE,ROBERT D & KRISTY     7.500      .250    7.250     .0500     7.200     03/01/2011


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500060665     BELL,RALPH S               091855101                  $5,662.20                  12/01/1996             180
  500060669     OCONNOR,J DENNIS           591857389                  $3,240.34         1        12/01/1996             180
  500060908     BLANCHARD,MICHAEL RAY      091856699                  $3,271.73                  12/01/1996             180
  500060909     CASTEGNER,JEANETTE D       091857774                  $2,372.91                  12/01/1996             180
  500060910     SHANLEY,VINCENT P          091859799                  $2,781.04                  12/01/1996             180
  500060912     GRAND,MARK D               091860914                  $2,613.32                  12/01/1996             180
  500061031     YASNYI,ALLAN D             091862847                  $3,034.53                  12/01/1996             180
  500061067     CHERRY,HOWARD H III        091861466                  $9,733.63                  12/01/1996             180
  500061096     KAMRATH,DAVID J            091847693                  $2,224.83                  12/01/1996             180
  500061097     SUBBARAO,DILIPKUMAR B      091862046                  $2,673.22                  12/01/1996             180
  500061127     EPSTEIN,JOEL H             091862382                  $2,588.63        12        12/01/1996             180
  500061141     SPENCER,SUSAN L            3840998                    $2,053.95                  12/01/1996             180
  500061142     MORGINSTIN,ELIEZER & LAUR  3820925                    $2,053.95                  12/01/1996             180
  500061143     BERNIE,ROBERT D & KRISTY   3827011                    $2,261.92                  12/01/1996             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ---------    --------------------------  ----     -----     -----     ------      ------        ------    -------------  ------
  500060665     BELL,RALPH S                .00       .00       .00       .000        .150          .250      $888,000.00    N
  500060669     OCONNOR,J DENNIS            .00       .00       .00       .000        .150          .250      $405,000.00    N
  500060908     BLANCHARD,MICHAEL RAY       .00       .00       .00       .000        .150          .250      $455,000.00    N
  500060909     CASTEGNER,JEANETTE D        .00       .00       .00       .000        .150          .250      $330,000.00    N
  500060910     SHANLEY,VINCENT P           .00       .00       .00       .000        .150          .250      $575,000.00    N
  500060912     GRAND,MARK D                .00       .00       .00       .000        .150          .250      $375,000.00    N
  500061031     YASNYI,ALLAN D              .00       .00       .00       .000        .150          .250      $455,000.00    N
  500061067     CHERRY,HOWARD H III         .00       .00       .00       .000        .150          .250    $2,000,000.00    N
  500061096     KAMRATH,DAVID J             .00       .00       .00       .000        .150          .250      $390,000.00    N
  500061097     SUBBARAO,DILIPKUMAR B       .00       .00       .00       .000        .150          .250      $379,000.00    N
  500061127     EPSTEIN,JOEL H              .00       .00       .00       .000        .150          .250      $325,000.00    N
  500061141     SPENCER,SUSAN L                                                                               $300,000.00    N
  500061142     MORGINSTIN,ELIEZER & LAUR                                                                     $285,000.00    N
  500061143     BERNIE,ROBERT D & KRISTY                                                                      $305,000.00    N


 (vlegal.ace v1.4)                                                 Page    4
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:08:41               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ---------    --------------------------  -------------------------  ---------------   -----   -----    -------------
  500061149     HARRIS,MARK A & GAYLE M    2376 NORTH GANESHA AVENUE  ALTADENA           CA     91001      $252,363.45
  500061150     NASON,DAVID K              28411 CAYUSE LANE          RANCHO PALOS VE    CA     90275      $346,419.20
  500061152     VARNER,STEVEN R & SIW M    5311 REESE ROAD            TORRANCE           CA     90505      $385,858.17
  500061153     MEHALL,MARK & SUSAN J      192 WOODWIND DRIVE         BLOOMFIELD HILL    MI     48304      $238,171.61
  500061160     JIZRAWI,SOUHAIL            344 RIVIERA DRIVE          SAN RAFAEL         CA     94901      $339,220.95
  500061161     BILBAO,CASTOR M            9889 N.W. 133 STREET       HIALEAH            FL     33016      $322,746.96
  500061187     RUIZ,STEPHEN J & LYNDA YS  2123 BELMONT LANE          REDONDO BEACH      CA     90278      $253,775.17
  500061199     CHZEN,DANIEL W & BONNIE P  3114 MELBOURNE PLACE       WALNUT CREEK       CA     94598      $259,642.63
  500061200     CEITHAML,JODY L            5002 EAST GRANDVIEW LANE   PHOENIX            CA     85018      $228,150.12
  500061201     JHIN,KYO R & HYO BEE       26740 VIA LINDA STREET     MALIBU             CA     90265      $631,692.05
  500061210     LEVINE,WILLIAM S & INA     2737 E ARIZONA BILTMORE C  PHOENIX            AZ     85016      $335,384.56
  500061219     SMALLWOOD,GEORGE A         ROUTE 4 BOX 229-S          ROANOKE            TX     76262      $236,558.86
  500061220     TRINH,JOHN & KAREN         511 BAGADO COURT           SAN RAMON          CA     94583      $225,533.99
  500061227     BULLER,GREGORY K           99 HARTFORD ROAD           TOWN OF MANCHES    CT     06040      $249,677.80


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ---------    --------------------------  --------    -----   ------     -----   -------     ----------
  500061149     HARRIS,MARK A & GAYLE M      6.875      .250    6.625     .0500     6.575     03/01/2011
  500061150     NASON,DAVID K                7.375      .250    7.125     .0500     7.075     03/01/2011
  500061152     VARNER,STEVEN R & SIW M      7.875      .250    7.625     .0500     7.575     03/01/2011
  500061153     MEHALL,MARK & SUSAN J        7.500      .250    7.250     .0500     7.200     03/01/2011
  500061160     JIZRAWI,SOUHAIL              6.625      .150    6.475     .1000     6.375     03/01/2011
  500061161     BILBAO,CASTOR M              7.500      .150    7.350     .1000     7.250     03/01/2011
  500061187     RUIZ,STEPHEN J & LYNDA YS    7.375      .250    7.125     .0500     7.075     02/01/2011
  500061199     CHZEN,DANIEL W & BONNIE P    7.500      .250    7.250     .0500     7.200     02/01/2011
  500061200     CEITHAML,JODY L              7.250      .250    7.000     .0500     6.950     02/01/2011
  500061201     JHIN,KYO R & HYO BEE         7.375      .250    7.125     .0500     7.075     03/01/2011
  500061210     LEVINE,WILLIAM S & INA       7.500      .250    7.250     .0500     7.200     03/01/2011
  500061219     SMALLWOOD,GEORGE A           6.750      .150    6.600     .1000     6.500     04/01/2011
  500061220     TRINH,JOHN & KAREN           7.500      .250    7.250     .0500     7.200     03/01/2011
  500061227     BULLER,GREGORY K             7.500      .150    7.350     .1000     7.250     04/01/2011


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ---------    --------------------------  ----------                 ---------        --        ----------             ----
  500061149     HARRIS,MARK A & GAYLE M    3859220                    $2,318.83                  12/01/1996             180
  500061150     NASON,DAVID K              3856754                    $3,330.13                  12/01/1996             180
  500061152     VARNER,STEVEN R & SIW M    3856366                    $3,793.80                  12/01/1996             180
  500061153     MEHALL,MARK & SUSAN J      3856051                    $2,271.19                  12/01/1996             180
  500061160     JIZRAWI,SOUHAIL            091866701                  $3,248.58                  12/01/1996             180
  500061161     BILBAO,CASTOR M            091867938                  $3,077.68                  12/01/1996             180
  500061187     RUIZ,STEPHEN J & LYNDA YS  3843711                    $2,410.20                  12/01/1996             180
  500061199     CHZEN,DANIEL W & BONNIE P  3852035                    $2,484.40                  12/01/1996             180
  500061200     CEITHAML,JODY L            3847035                    $2,179.01                  12/01/1996             180
  500061201     JHIN,KYO R & HYO BEE       3855004                    $5,979.51                  12/01/1996             180
  500061210     LEVINE,WILLIAM S & INA     3841475                    $3,198.20                  12/01/1996             180
  500061219     SMALLWOOD,GEORGE A         091867148                  $2,149.89                  12/01/1996             180
  500061220     TRINH,JOHN & KAREN         3873155                    $2,150.67                  12/01/1996             180
  500061227     BULLER,GREGORY K           091855665                  $2,373.15                  12/01/1996             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ---------    --------------------------  ----     -----     ----      ------      ------        ------    -------------  ------
  500061149     HARRIS,MARK A & GAYLE M                                                                       $422,000.00    N
  500061150     NASON,DAVID K                                                                                 $460,000.00    N
  500061152     VARNER,STEVEN R & SIW M                                                                       $520,000.00    N
  500061153     MEHALL,MARK & SUSAN J                                                                         $470,000.00    N
  500061160     JIZRAWI,SOUHAIL             .00       .00       .00       .000        .150          .250      $540,000.00    N
  500061161     BILBAO,CASTOR M             .00       .00       .00       .000        .150          .250      $415,000.00    N
  500061187     RUIZ,STEPHEN J & LYNDA YS                                                                     $355,000.00    N
  500061199     CHZEN,DANIEL W & BONNIE P                                                                     $344,000.00    N
  500061200     CEITHAML,JODY L                                                                               $360,000.00    N
  500061201     JHIN,KYO R & HYO BEE                                                                        $1,050,000.00    N
  500061210     LEVINE,WILLIAM S & INA                                                                        $450,000.00    N
  500061219     SMALLWOOD,GEORGE A          .00       .00       .00       .000        .150          .250      $303,747.00    N
  500061220     TRINH,JOHN & KAREN                                                                            $300,000.00    N
  500061227     BULLER,GREGORY K            .00       .00       .00       .000        .150          .250      $320,000.00    N


 (vlegal.ace v1.4)                                                 Page    5
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:08:41               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ---------    --------------------------  -------------------------  ---------------   -----   -----    -------------
  500061229     VACARRO,ANDRA M            2953 CLUB DRIVE            LOS ANGELES        CA     90064      $608,589.57
  500061230     ROOK,ROBERT                108 CODMAN ROAD            BROOKLINE          MA     02146      $418,325.80
  500061239     NGUYEN,PHUONG T & DANG,PH  12414 STRATFORD RIDGE CT   ST LOUIS           MO     63141      $309,296.71
  500061241     GONZALEZ,JOSE E            21 COOK STREET             WESTBOROUGH        MA     01581      $262,410.45
  500061242     WILBURN,JAMES E            4034 SOUTH YORKTOWN PLACE  TULSA              OK     74105      $888,975.13
  500061256     FUNK,GLENN R               4214 FRANKLIN RD           NASHVILLE          TN     37204      $370,515.52
  500061300     CODDON,JONATHAN            40 ATHERTON ROAD           BROOKLINE          MA     02146      $321,936.33
  500061311     JONES,MARK A               224 MARLBOROUGH STREET, U  BOSTON             MA     02116      $355,080.39
  500061325     RUSSONIELLO,ALEXANDER      5 WILSHIRE RUN             TOWNSHIP OF SCO    NJ     07076      $383,909.85
  500061330     CROWE,JOHN F               11 BIRCH LANE              GREENWICH          CT     06830      $684,102.35
  500061335     ZAGOZEWSKI,SHARLENE C      182 SACHEM ROAD            TOWN OF SOUTHBU    CT     06488      $239,544.66
  500061340     LIPTAK,GREGORY J           5676 INDIAN PAINT RUN      LITTLETON          CO     80125      $278,990.47
  500061341     FANTRY,PETER               35 MORAN CIRCLE            SUDBURY            MA     01776      $302,428.36
  500061345     OLINE,JAMES                571 EAST HOLLAND ROAD      TOWNSHIP OF NOR    PA     18966      $255,265.39


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ---------    --------------------------  --------    -----   ------     -----   -------     ----------
  500061229     VACARRO,ANDRA M              7.500      .250    7.250     .0500     7.200     04/01/2011
  500061230     ROOK,ROBERT                  7.375      .250    7.125     .0500     7.075     03/01/2011
  500061239     NGUYEN,PHUONG T & DANG,PH    7.750      .250    7.500     .0500     7.450     01/01/2011
  500061241     GONZALEZ,JOSE E              6.750      .150    6.600     .1000     6.500     04/01/2011
  500061242     WILBURN,JAMES E              7.750      .150    7.600     .1000     7.500     04/01/2011
  500061256     FUNK,GLENN R                 7.375      .150    7.225     .1000     7.125     04/01/2011
  500061300     CODDON,JONATHAN              7.625      .250    7.375     .0500     7.325     04/01/2011
  500061311     JONES,MARK A                 8.250      .250    8.000     .0500     7.950     05/01/2011
  500061325     RUSSONIELLO,ALEXANDER        8.000      .150    7.850     .1000     7.750     05/01/2011
  500061330     CROWE,JOHN F                 7.625      .150    7.475     .1000     7.375     05/01/2011
  500061335     ZAGOZEWSKI,SHARLENE C        8.250      .150    8.100     .1000     8.000     06/01/2011
  500061340     LIPTAK,GREGORY J             7.750      .250    7.500     .0500     7.450     05/01/2011
  500061341     FANTRY,PETER                 8.250      .250    8.000     .0500     7.950     05/01/2011
  500061345     OLINE,JAMES                  7.625      .150    7.475     .1000     7.375     06/01/2011


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ---------    --------------------------  ----------                 ---------        --        ----------             ----
  500061229     VACARRO,ANDRA M            091865849                  $5,784.56                  12/01/1996             180
  500061230     ROOK,ROBERT                091866213                  $3,992.01                  12/01/1996             180
  500061239     NGUYEN,PHUONG T & DANG,PH  031938                     $3,002.67                  12/01/1996             180
  500061241     GONZALEZ,JOSE E            091847237                  $2,384.83         2        12/01/1996             180
  500061242     WILBURN,JAMES E            091864601                  $8,575.02                  12/01/1996             180
  500061256     FUNK,GLENN R               091868773                  $3,495.71                  12/01/1996             180
  500061300     CODDON,JONATHAN            091875622                  $3,082.63                  12/01/1996             180
  500061311     JONES,MARK A               091875264                  $3,515.79                  12/01/1996             180
  500061325     RUSSONIELLO,ALEXANDER      091878505                  $3,746.16                  12/01/1996             180
  500061330     CROWE,JOHN F               091872420                  $6,529.57                  12/01/1996             180
  500061335     ZAGOZEWSKI,SHARLENE C      091878550                  $2,364.72                  12/01/1996             180
  500061340     LIPTAK,GREGORY J           091878945                  $2,682.64                  12/01/1996             180
  500061341     FANTRY,PETER               091880709                  $3,007.44                  12/01/1996             180
  500061345     OLINE,JAMES                091865930                  $2,428.74                  12/01/1996             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ---------    --------------------------  ----     -----     ----      ------      ------        ------    -------------  ------
  500061229     VACARRO,ANDRA M             .00       .00       .00       .000        .250          .300    $1,100,000.00    N
  500061230     ROOK,ROBERT                 .00       .00       .00       .000        .250          .300    $1,450,000.00    N
  500061239     NGUYEN,PHUONG T & DANG,PH                                                                     $420,000.00    N
  500061241     GONZALEZ,JOSE E             .00       .00       .00       .000        .150          .250      $299,487.00    N
  500061242     WILBURN,JAMES E             .00       .00       .00       .000        .150          .250    $1,300,000.00    N
  500061256     FUNK,GLENN R                .00       .00       .00       .000        .150          .250      $600,000.00    N
  500061300     CODDON,JONATHAN             .00       .00       .00       .000        .250          .300      $453,000.00    N
  500061311     JONES,MARK A                .00       .00       .00       .000        .250          .300      $465,500.00    N
  500061325     RUSSONIELLO,ALEXANDER       .00       .00       .00       .000        .150          .250      $560,000.00    N
  500061330     CROWE,JOHN F                .00       .00       .00       .000        .150          .250      $873,750.00    N
  500061335     ZAGOZEWSKI,SHARLENE C       .00       .00       .00       .000        .150          .250      $325,000.00    N
  500061340     LIPTAK,GREGORY J            .00       .00       .00       .000        .250          .300      $465,000.00    N
  500061341     FANTRY,PETER                .00       .00       .00       .000        .250          .300      $415,000.00    N
  500061345     OLINE,JAMES                 .00       .00       .00       .000        .150          .250      $327,000.00    N


 (vlegal.ace v1.4)                                                 Page    6
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:08:41               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ---------    --------------------------  ------------------------   ---------------   -----   -----    -------------
  500061356     ZECK,PHILIP W              216 STOWRING ROAD          PETALUMA           CA     94952      $396,563.87
  500061358     NAIDOFF,STEPHANIE W        1830 RITTENHOUSE SQUARE    CITY OF PHILADE    PA     19103      $314,046.68
  500061379     PUTNAM,EDWARD B            8201 ST. MARTINS LANE      CITY OF PHILADE    PA     19118      $319,391.90
  500061383     DIMERCURIO.THOMAS F & LIN  7924 S BRADEN AVENUE       TULSA              OK     74136      $318,147.02
  500061384     LEVER,ALVIN & NORINE       1880 MISSION HILLS LANE    NORTHBROOK         IL     60062      $265,662.90
  500061385     MONTGOMERY,GEORGE F & VIC  16880 JENNIFER DRIVE       OCCIDENTAL         CA     95465      $293,741.67
  500061388     SU,OLIVER J & JING CHIOU   155 MERANO STREET          DANVILLE           CA     94526      $333,719.34
  500061390     MCCLURG,DUANE R            22836 TORRENCE CHAPEL RD   DAVIDSON           NC     28036      $368,023.45
  500061394     MEYER,JEFFREY J & LESLIE   11011 101ST PLACE NE       KIRKLAND           WA     98033      $358,524.76
  500061399     THOMPSON,CHARLES  ROBERT   727 FRANKLIN AVENUE        RIVER FOREST       IL     60305      $239,698.12
  500061465     OWSLEY,STEVEN C            4960 EAST PROGRESS COURT   GREENWOOD VILLA    CO     80111      $373,227.57
  500061468     MARTYNEC,BOHDAN            4900 DANIELLE DRIVE        BUCKINGHAM TOWN    PA     18901      $256,854.97
  500061497     COLADONATO,JOSEPH P        401 NORTH BROOKFIELD STRE  VINELAND           NJ     08360      $268,825.69
  500061501     MCGOWAN,JAMES F JR         104 GWYNEDD LEA DRIVE      NORTH WALES        PA     19454      $222,952.45


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ---------    --------------------------  --------    -----   ------     -----   -------     ----------
  500061356     ZECK,PHILIP W                7.500      .150    7.350     .1000     7.250     06/01/2011
  500061358     NAIDOFF,STEPHANIE W          7.375      .150    7.225     .1000     7.125     06/01/2011
  500061379     PUTNAM,EDWARD B              8.250      .150    8.100     .1000     8.000     06/01/2011
  500061383     DIMERCURIO.THOMAS F & LIN    7.750      .250    7.500     .0500     7.450     05/01/2011
  500061384     LEVER,ALVIN & NORINE         8.125      .250    7.875     .0500     7.825     05/01/2011
  500061385     MONTGOMERY,GEORGE F & VIC    7.875      .250    7.625     .0500     7.575     05/01/2011
  500061388     SU,OLIVER J & JING CHIOU     8.375      .250    8.125     .0500     8.075     05/01/2011
  500061390     MCCLURG,DUANE R              7.375      .150    7.225     .1000     7.125     06/01/2011
  500061394     MEYER,JEFFREY J & LESLIE     8.000      .250    7.750     .0500     7.700     05/01/2011
  500061399     THOMPSON,CHARLES  ROBERT     8.000      .250    7.750     .0500     7.700     06/01/2011
  500061465     OWSLEY,STEVEN C              7.875      .250    7.625     .0500     7.575     06/01/2011
  500061468     MARTYNEC,BOHDAN              7.625      .150    7.475     .1000     7.375     07/01/2011
  500061497     COLADONATO,JOSEPH P          7.500      .150    7.350     .1000     7.250     07/01/2011
  500061501     MCGOWAN,JAMES F JR           7.625      .150    7.475     .1000     7.375     07/01/2011


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ---------    --------------------------  ----------                 ---------        --        ----------             ----
  500061356     ZECK,PHILIP W              091877272                  $3,745.13                  12/01/1996             180
  500061358     NAIDOFF,STEPHANIE W        091882794                  $2,943.75                  12/01/1996             180
  500061379     PUTNAM,EDWARD B            091872199                  $3,152.96                  12/01/1996             180
  500061383     DIMERCURIO.THOMAS F & LIN  3904018                    $3,059.15                  12/01/1996             180
  500061384     LEVER,ALVIN & NORINE       3909603                    $2,611.34                  12/01/1996             180
  500061385     MONTGOMERY,GEORGE F & VIC  3904893                    $2,845.35                  12/01/1996             180
  500061388     SU,OLIVER J & JING CHIOU   3923745                    $3,352.58                  12/01/1996             180
  500061390     MCCLURG,DUANE R            091883377                  $3,449.71                  12/01/1996             180
  500061394     MEYER,JEFFREY J & LESLIE   3909058                    $3,498.45                  12/01/1996             180
  500061399     THOMPSON,CHARLES  ROBERT   091884891                  $2,331.79                  12/01/1996             180
  500061465     OWSLEY,STEVEN C            091879092                  $3,604.11                  12/01/1996             180
  500061468     MARTYNEC,BOHDAN            091883341                  $2,436.21                  12/01/1996             180
  500061497     COLADONATO,JOSEPH P        091881616                  $2,530.74                  12/01/1996             180
  500061501     MCGOWAN,JAMES F JR         591880487                  $2,114.87                  12/01/1996             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ---------    --------------------------  ----     -----     ----      ------      ------        ------    -------------  ------
  500061356     ZECK,PHILIP W               .00       .00       .00       .000        .150          .250      $505,000.00    N
  500061358     NAIDOFF,STEPHANIE W         .00       .00       .00       .000        .150          .250      $400,000.00    N
  500061379     PUTNAM,EDWARD B             .00       .00       .00       .000        .150          .250      $725,000.00    N
  500061383     DIMERCURIO.THOMAS F & LIN                                                                     $410,000.00    N
  500061384     LEVER,ALVIN & NORINE                                                                          $339,000.00    N
  500061385     MONTGOMERY,GEORGE F & VIC                                                                     $400,000.00    N
  500061388     SU,OLIVER J & JING CHIOU                                                                      $435,000.00    N
  500061390     MCCLURG,DUANE R             .00       .00       .00       .000        .150          .250      $515,000.00    N
  500061394     MEYER,JEFFREY J & LESLIE                                                                      $457,600.00    N
  500061399     THOMPSON,CHARLES  ROBERT    .00       .00       .00       .000        .250          .300      $370,000.00    N
  500061465     OWSLEY,STEVEN C             .00       .00       .00       .000        .250          .300      $690,000.00    N
  500061468     MARTYNEC,BOHDAN             .00       .00       .00       .000        .150          .250      $326,000.00    N
  500061497     COLADONATO,JOSEPH P         .00       .00       .00       .000        .150          .250      $370,000.00    N
  500061501     MCGOWAN,JAMES F JR          .00       .00       .00       .000        .150          .250      $283,000.00    N


 (vlegal.ace v1.4)                                                 Page    7
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:08:41               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500061520     MCPHIE,SCOTT B             3685 STONY BROOK LANE      BOZEMAN            MT     59715      $327,736.04
  500061528     CHANGWAILING,BARBARA K     13608 APACHE PLUME N E     ALBUQUERQUE        NM     87111      $318,961.99
  500061529     DENOOYER,JAMES S           1142 LOCKHART LOOP ROAD    TOWN OF QUEENSB    NY     12804      $492,598.49
  500061530     MOROCCO,STEPHEN A          21 MULLER ROAD             KENT               CT     06757      $541,680.34
  500061533     BUCK,ROBERT WAYNE          1050 S. HIDDEN CANYON ROA  ANAHEIM HILLS      CA     92807      $409,243.93
  500061534     MARINO,CHARLEY JR          24651 NODDING FLOWER COUR  BARRINGTON         IL     60010      $306,535.15
  500061552     KLUGER,DAVID I             785 LANTERN HILL ROAD      TOWNSHIP OF KIN    PA     18708      $421,455.65
  500061553     SHAH,ABID & NASREEN        3145 WARBLER PLACE         HIGHLAND PARK      IL     60035      $287,770.42
  500061587     DEACEDO,ALVARO SANZ        959 GARRETT MILL ROAD      NEWTOWN SQUARE     PA     19073      $237,258.53
  500061595     GERDTS,CHARLES W III       39 LEEUWARDEN ROAD         DARIEN             CT     06820      $593,146.36
  500061601     MATTHEWS,CLIFFORD C JR     2641 N HWY 1247            SOMERSET           KY     42501      $294,568.71
  500061616     BRISSON,JOHN P             8 CARISSA LANE             TOWN OF GREENWI    CT     06830      $837,605.00
  500061618     SUPPLEE,ROBERT A           3720 SOMERSET RIDGE        KENNESAW           GA     30144      $232,760.50
  500061628     BARNETT,NEIL G & TERESITA  33 NINER COURT             REDWOOD CITY       CA     94602      $552,063.71


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500061520     MCPHIE,SCOTT B               8.250      .150    8.100     .1000     8.000     07/01/2011
  500061528     CHANGWAILING,BARBARA K       8.125      .150    7.975     .1000     7.875     07/01/2011
  500061529     DENOOYER,JAMES S             7.875      .150    7.725     .1000     7.625     07/01/2011
  500061530     MOROCCO,STEPHEN A            7.625      .150    7.475     .1000     7.375     07/01/2011
  500061533     BUCK,ROBERT WAYNE            7.625      .250    7.375     .0500     7.325     07/01/2011
  500061534     MARINO,CHARLEY JR            7.250      .150    7.100     .1000     7.000     07/01/2011
  500061552     KLUGER,DAVID I               7.500      .150    7.350     .1000     7.250     07/01/2011
  500061553     SHAH,ABID & NASREEN          8.125      .250    7.875     .0500     7.825     07/01/2011
  500061587     DEACEDO,ALVARO SANZ          8.250      .150    8.100     .1000     8.000     08/01/2011
  500061595     GERDTS,CHARLES W III         8.250      .150    8.100     .1000     8.000     08/01/2011
  500061601     MATTHEWS,CLIFFORD C JR       8.250      .250    8.000     .0500     7.950     08/01/2011
  500061616     BRISSON,JOHN P               8.000      .150    7.850     .1000     7.750     08/01/2011
  500061618     SUPPLEE,ROBERT A             8.250      .150    8.100     .1000     8.000     08/01/2011
  500061628     BARNETT,NEIL G & TERESITA    8.375      .250    8.125     .0500     8.075     07/01/2011


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500061520     MCPHIE,SCOTT B             091884151                  $3,225.72                  12/01/1996             180
  500061528     CHANGWAILING,BARBARA K     091843397                  $3,116.37                  12/01/1996             180
  500061529     DENOOYER,JAMES S           091877713                  $4,742.25                  12/01/1996             180
  500061530     MOROCCO,STEPHEN A          091884900                  $5,137.71                  12/01/1996             180
  500061533     BUCK,ROBERT WAYNE          091887455                  $3,885.98                  12/01/1996             180
  500061534     MARINO,CHARLEY JR          091887781                  $2,842.66        18        12/01/1996             180
  500061552     KLUGER,DAVID I             091887490                  $3,967.61                  12/01/1996             180
  500061553     SHAH,ABID & NASREEN        091888505                  $2,811.62                  12/01/1996             180
  500061587     DEACEDO,ALVARO SANZ        091885339                  $2,328.34                  12/01/1996             180
  500061595     GERDTS,CHARLES W III       091882653                  $5,820.84                  12/01/1996             180
  500061601     MATTHEWS,CLIFFORD C JR     091889553                  $2,910.42                  12/01/1996             180
  500061616     BRISSON,JOHN P             091880737                  $8,099.15                  12/01/1996             180
  500061618     SUPPLEE,ROBERT A           091890744                  $2,284.20        12        12/01/1996             180
  500061628     BARNETT,NEIL G & TERESITA  431045103                  $5,473.59                  12/01/1996             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500061520     MCPHIE,SCOTT B              .00       .00       .00       .000        .150          .250      $475,000.00    N
  500061528     CHANGWAILING,BARBARA K      .00       .00       .00       .000        .150          .250      $404,593.00    N
  500061529     DENOOYER,JAMES S            .00       .00       .00      2.750       2.600         2.500      $900,000.00    N
  500061530     MOROCCO,STEPHEN A           .00       .00       .00       .000        .150          .250      $710,000.00    N
  500061533     BUCK,ROBERT WAYNE           .00       .00       .00       .000        .250          .300      $725,000.00    N
  500061534     MARINO,CHARLEY JR           .00       .00       .00       .000        .150          .250      $346,000.00    N
  500061552     KLUGER,DAVID I              .00       .00       .00       .000        .150          .250      $535,000.00    N
  500061553     SHAH,ABID & NASREEN         .00       .00       .00       .000        .250          .300      $365,000.00    N
  500061587     DEACEDO,ALVARO SANZ         .00       .00       .00       .000        .150          .250      $360,000.00    N
  500061595     GERDTS,CHARLES W III        .00       .00       .00       .000        .150          .250      $759,000.00    N
  500061601     MATTHEWS,CLIFFORD C JR      .00       .00       .00       .000        .250          .300      $450,000.00    N
  500061616     BRISSON,JOHN P              .00       .00       .00       .000        .150          .250    $1,059,460.00    N
  500061618     SUPPLEE,ROBERT A            .00       .00       .00       .000        .150          .250      $247,859.00    N
  500061628     BARNETT,NEIL G & TERESITA                                                                     $700,000.00    N


 (vlegal.ace v1.4)                                                 Page    8
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:08:41               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500061631     PITTENGER,DON A & BARBARA  11 LITTLE FOX LANE         CHADDS FORD        PA     19317      $219,145.67
  500061632     DONAHUE,CHARLES L JR & NA  407 GAY STREET             WESTWOOD           MA     02090      $604,831.20
  500061633     KARIDES,GEORGE & GEORGIA   7 RUSTIC WAY               FREEHOLD           NJ     07728      $306,634.80
  500061636     KNIGHT,JOHN FORD SR & NAN  175 SHOALS FERRY ROAD      ROME               GA     30161      $354,612.90
  500061655     FARRELLY,RICHARD J         350 CURWYN PLACE           BERWYN             PA     19312      $266,107.77
  500061657     ANDERSON,IAN K             11 CORNELL ROAD            WELLESLEY          MA     02181      $297,294.47
  500061665     ZUCCO,JOEL                 935 WILLOW LANE            SLEEPY HOLLOW      IL     60118      $237,167.15
  500061666     FREELAND,GARY A            43 OLD LITCHFIELD ROAD     WASHINGTON         CT     06793      $227,080.62
  500061719     BURDEN,STEVEN J            295 MILLERTON ROAD         SHARON             CT     06069      $247,769.83
  500061729     DAWLEY,RICHARD L           8500 SHANNON WAY           WICHITA            KS     67206      $297,294.47
  500061733     SZLOSEK,THOMAS A           20 CHARTER RIDGE DRIVE     NEWTOWN            CT     06482      $230,448.49
  500061746     BRANDS,ALFRED T            5236 SEA CHASE DRIVE #2    AMELIA ISLAND      FL     32034      $287,433.00
  500061747     SOUGHAN,JOHN J             156 GLEN AVENUE            MILLBURN           NJ     07041      $220,400.33
  500061770     HUSS,DALE                  17108 PACIFIC PALISADES C  LOS ANGELES        CA     90025      $237,882.33


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500061631     PITTENGER,DON A & BARBARA    7.375      .250    7.125     .0500     7.075     06/01/2011
  500061632     DONAHUE,CHARLES L JR & NA    8.000      .250    7.750     .0500     7.700     08/01/2011
  500061633     KARIDES,GEORGE & GEORGIA     8.500      .250    8.250     .0500     8.200     06/01/2011
  500061636     KNIGHT,JOHN FORD SR & NAN    7.750      .250    7.500     .0500     7.450     07/01/2011
  500061655     FARRELLY,RICHARD J           7.875      .150    7.725     .1000     7.625     09/01/2011
  500061657     ANDERSON,IAN K               7.625      .150    7.475     .1000     7.375     09/01/2011
  500061665     ZUCCO,JOEL                   7.875      .250    7.625     .0500     7.575     08/01/2011
  500061666     FREELAND,GARY A              8.000      .150    7.850     .1000     7.750     09/01/2011
  500061719     BURDEN,STEVEN J              7.750      .150    7.600     .1000     7.500     09/01/2011
  500061729     DAWLEY,RICHARD L             7.625      .150    7.475     .1000     7.375     09/01/2011
  500061733     SZLOSEK,THOMAS A             7.875      .150    7.725     .1000     7.625     09/01/2011
  500061746     BRANDS,ALFRED T              8.750      .150    8.600     .1000     8.500     09/01/2011
  500061747     SOUGHAN,JOHN J               8.250      .150    8.100     .1000     8.000     09/01/2011
  500061770     HUSS,DALE                    7.875      .150    7.725     .1000     7.625     09/01/2011


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500061631     PITTENGER,DON A & BARBARA  455669101                  $2,054.19                  12/01/1996             180
  500061632     DONAHUE,CHARLES L JR & NA  456093301                  $5,867.71                  12/01/1996             180
  500061633     KARIDES,GEORGE & GEORGIA   455814004                  $3,071.41                  12/01/1996             180
  500061636     KNIGHT,JOHN FORD SR & NAN  455038901                  $3,388.59                  12/01/1996             180
  500061655     FARRELLY,RICHARD J         091889284                  $2,560.81                  12/01/1996             180
  500061657     ANDERSON,IAN K             091891902                  $2,802.39                  12/01/1996             180
  500061665     ZUCCO,JOEL                 091892287                  $2,276.28                  12/01/1996             180
  500061666     FREELAND,GARY A            091892605                  $2,198.00                  12/01/1996             180
  500061719     BURDEN,STEVEN J            091893222                  $2,353.19                  12/01/1996             180
  500061729     DAWLEY,RICHARD L           091897915                  $2,802.39                  12/01/1996             180
  500061733     SZLOSEK,THOMAS A           091895246                  $2,205.15                  12/01/1996             180
  500061746     BRANDS,ALFRED T            091867659                  $2,896.40        12        12/01/1996             180
  500061747     SOUGHAN,JOHN J             091892563                  $2,156.62        12        12/01/1996             180
  500061770     HUSS,DALE                  091893818                  $2,276.28                  12/01/1996             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500061631     PITTENGER,DON A & BARBARA                                                                     $344,000.00    N
  500061632     DONAHUE,CHARLES L JR & NA                                                                     $767,500.00    N
  500061633     KARIDES,GEORGE & GEORGIA                                                                      $389,990.00    N
  500061636     KNIGHT,JOHN FORD SR & NAN                                                                     $550,000.00    N
  500061655     FARRELLY,RICHARD J          .00       .00       .00       .000        .150          .250      $514,650.00    N
  500061657     ANDERSON,IAN K              .00       .00       .00       .000        .150          .250      $520,000.00    N
  500061665     ZUCCO,JOEL                  .00       .00       .00       .000        .250          .300      $350,000.00    N
  500061666     FREELAND,GARY A             .00       .00       .00       .000        .150          .250      $450,000.00    N
  500061719     BURDEN,STEVEN J             .00       .00       .00       .000        .150          .250      $401,000.00    N
  500061729     DAWLEY,RICHARD L            .00       .00       .00       .000        .150          .250      $650,000.00    N
  500061733     SZLOSEK,THOMAS A            .00       .00       .00       .000        .150          .250      $342,500.00    N
  500061746     BRANDS,ALFRED T             .00       .00       .00       .000        .150          .250      $322,042.00    N
  500061747     SOUGHAN,JOHN J              .00       .00       .00       .000        .150          .250      $247,000.00    N
  500061770     HUSS,DALE                   .00       .00       .00       .000        .150          .250      $300,000.00    N


 (vlegal.ace v1.4)                                                 Page    9
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:08:41               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500061774     SISLER,JAMES S             154 SOUTH RIDGEWOOD ROAD   KENTFIELD          CA     94904      $990,783.40
  500061775     CHO,HAN K                  8620 FENWAY DRIVE          BETHESDA           MD     20817      $289,975.10
  500061776     WALTON,WILLIAM T           10210 TWINGATE DR.         ALPHARETTA         GA     30202      $242,766.31
  500061853     STERN,MATTHEW B            8870 NORWOOD AVENUE        CITY OF PHILADE    PA     19118      $391,415.89
  500061875     VANRIET,FRED G             1460 HIGHLAND DRIVE        LAKE GENEVA        WI     53147      $223,087.57
  500061896     CARDOSO,CARLOS M           1659 2ND STREET            MANHATTAN BEACH    CA     90266      $465,314.68
  500061898     OKELLY,D STAFFORD          1204 LISA CIRCLE           LIBERTYVILLE       IL     60048      $294,264.50
  500062016     FABRICANT,ROBERT N         31091 SOUTH COAST HIGHWAY  LAGUNA BEACH       CA     92677    $1,088,365.19
  500062434     HIRSCH,STEVEN L            651 INTRACOASTAL DRIVE     FT. LAUDERDALE     FL     33304      $376,883.23
  500062435     BISHOP,KIM LYFORD          5530 STUCKY ROAD           BOZEMAN            MT     59715      $299,133.04
  500062513     SISSON JR,LEWIS R & FONDA  535 MEADOWSWEET LN         GREENVILLE         SC     29615      $248,402.27
  500062514     BERTONE,ALICIA L & MUIR,W  338 WEST SEVENTH AVENUE    COLUMBUS           OH     43201      $298,298.33
  500062516     JAIN,VIR SINGH & HEMANT    3353 CARPENTERS CREEK      CINCINNATI         OH     45241      $296,409.10
  500062522     GOLDBERG,RICHARD H         56 ELIZABETH CIRCLE        GREENBRAE          CA     94904      $548,357.08


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500061774     SISLER,JAMES S               7.375      .150    7.225     .1000     7.125     09/01/2011
  500061775     CHO,HAN K                    8.125      .250    7.875     .0500     7.825     09/01/2011
  500061776     WALTON,WILLIAM T             7.500      .150    7.350     .1000     7.250     09/01/2011
  500061853     STERN,MATTHEW B              7.750      .150    7.600     .1000     7.500     10/01/2011
  500061875     VANRIET,FRED G               9.000      .250    8.750     .0500     8.700     09/01/2011
  500061896     CARDOSO,CARLOS M             7.625      .150    7.475     .1000     7.375     10/01/2011
  500061898     OKELLY,D STAFFORD            7.875      .150    7.725     .1000     7.625     10/01/2011
  500062016     FABRICANT,ROBERT N           7.500      .150    7.350     .1000     7.250     11/01/2011
  500062434     HIRSCH,STEVEN L              7.750      .150    7.600     .1000     7.500     11/01/2011
  500062435     BISHOP,KIM LYFORD            8.000      .150    7.850     .1000     7.750     11/01/2011
  500062513     SISSON JR,LEWIS R & FONDA    7.625      .250    7.375     .0500     7.325     10/01/2011
  500062514     BERTONE,ALICIA L & MUIR,W    8.250      .250    8.000     .0500     7.950     10/01/2011
  500062516     JAIN,VIR SINGH & HEMANT      8.250      .250    8.000     .0500     7.950     10/01/2011
  500062522     GOLDBERG,RICHARD H           7.625      .150    7.475     .1000     7.375     11/01/2011


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500061774     SISLER,JAMES S             091898389                  $9,199.23                  12/01/1996             180
  500061775     CHO,HAN K                  091899007                  $2,816.43                  12/01/1996             180
  500061776     WALTON,WILLIAM T           091899444                  $2,271.18                  12/01/1996             180
  500061853     STERN,MATTHEW B            091892658                  $3,706.27                  12/01/1996             180
  500061875     VANRIET,FRED G             091894818                  $2,332.81                  12/01/1996             180
  500061896     CARDOSO,CARLOS M           091898107                  $4,378.73                  12/01/1996             180
  500061898     OKELLY,D STAFFORD          092401493                  $2,807.41                  12/01/1996             180
  500062016     FABRICANT,ROBERT N         092404173                  *********                  12/01/1996             180
  500062434     HIRSCH,STEVEN L            092400027                  $3,558.02         1        12/01/1996             180
  500062435     BISHOP,KIM LYFORD          092404408                  $2,866.96                  12/01/1996             180
  500062513     SISSON JR,LEWIS R & FONDA  8600668                    $2,334.40         1        12/01/1996             180
  500062514     BERTONE,ALICIA L & MUIR,W  0915977                    $2,910.42                  12/01/1996             180
  500062516     JAIN,VIR SINGH & HEMANT    0916167                    $2,891.99                  12/01/1996             180
  500062522     GOLDBERG,RICHARD H         092407233                  $5,137.71                  12/01/1996             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500061774     SISLER,JAMES S              .00       .00       .00       .000        .150          .250    $1,377,000.00    N
  500061775     CHO,HAN K                   .00       .00       .00       .000        .250          .300      $390,000.00    N
  500061776     WALTON,WILLIAM T            .00       .00       .00       .000        .150          .250      $323,000.00    N
  500061853     STERN,MATTHEW B             .00       .00       .00       .000        .150          .250      $525,000.00    N
  500061875     VANRIET,FRED G              .00       .00       .00       .000        .250          .300      $296,000.00    N
  500061896     CARDOSO,CARLOS M            .00       .00       .00       .000        .150          .250      $650,000.00    N
  500061898     OKELLY,D STAFFORD           .00       .00       .00       .000        .150          .250      $370,000.00    N
  500062016     FABRICANT,ROBERT N          .00       .00       .00       .000        .150          .250    $1,825,000.00    N
  500062434     HIRSCH,STEVEN L             .00       .00       .00       .000        .150          .250      $420,000.00    N
  500062435     BISHOP,KIM LYFORD           .00       .00       .00       .000        .150          .250      $400,000.00    N
  500062513     SISSON JR,LEWIS R & FONDA                                                                     $269,900.00    N
  500062514     BERTONE,ALICIA L & MUIR,W                                                                     $380,000.00    N
  500062516     JAIN,VIR SINGH & HEMANT                                                                       $425,900.00    N
  500062522     GOLDBERG,RICHARD H          .00       .00       .00       .000        .150          .250      $700,000.00    N


 (vlegal.ace v1.4)                                                 Page   10
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:08:41               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500062523     LEON,GRACIELA              1641 TIGERTAIL AVENUE      MIAMI              FL     33133      $239,321.66
  500062539     PERLMUTER,JOEL             16142 SANTA BARBARA LANE   HUNTINGTON BEAC    CA     92649      $418,204.84
  500062540     MALONE,MICHAEL P           28032 GRAY BARN LANE       LAKE BARRINGTON    IL     60010      $300,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500062523     LEON,GRACIELA                8.250      .250    8.000     .0500     7.950     11/01/2011
  500062539     PERLMUTER,JOEL               7.250      .150    7.100     .1000     7.000     11/01/2011
  500062540     MALONE,MICHAEL P             7.375      .150    7.225     .1000     7.125     12/01/2011


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500062523     LEON,GRACIELA              092407334                  $2,328.34                  12/01/1996             180
  500062539     PERLMUTER,JOEL             091873530                  $3,834.02                  12/01/1996             180
  500062540     MALONE,MICHAEL P           092403503                  $2,759.77                  12/01/1996             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500062523     LEON,GRACIELA               .00       .00       .00       .000        .250          .300      $320,000.00    N
  500062539     PERLMUTER,JOEL              .00       .00       .00       .000        .150          .250      $610,000.00    N
  500062540     MALONE,MICHAEL P            .00       .00       .00       .000        .150          .250      $645,000.00    N


 (vlegal.ace v1.4)                                                 Page   11
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:08:41               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 1

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------



                   LOAN         # OF           CURRENT           PROPERTY        ORIG LOAN
                   COUNT       BUYDOWN         BALANCE           VALUE           AMOUNT              P & I
 ** POOL           -----       -------         -------           ---------       ---------           -----
 ** TOTAL                 129             0    46,547,856.54        69,782,073.00    48,098,455.00       448,783.84


 (vlegal.ace v1.4)                                                 Page    1
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:15:10               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500061391     HYMAN,ANNE MARIE           4220 DONLON RD.            SOMIS              CA     93066      $478,224.13
  500061589     HOLDEN,DOUGLAS M           1504 BORDELAIS DRIVE       SAN JOSE           CA     95118      $329,212.21
  500061656     WINANS,TIM                 11334 TERWILLIGERS CREEK   CINCINNATI         OH     45249      $269,920.14
  500061728     MEYER,DOUGLAS C            439 CARMEL HILL ROAD NORT  BETHLEHEM          CT     06751      $251,594.60
  500061748     GARDNER,SEVRIN & SONDRA K  159 VIRGINIA DRIVE         VENTURA            CA     93003      $237,188.21
  500061920     PATTEN,KEITH W             2400 WESTRIDGE ROAD        BRENTWOOD          CA     90049      $507,326.63
  500061921     SCHMIDT,MARK S             5119 BROOKRIDGE PLACE      FAIRFAX            VA     22030      $361,487.37
  500061929     MALYAK,PETER D             103 PECKSKILL CT.          CARY               NC     27511      $237,662.96
  500061950     CHARLTON,VAUGHN W JR       12 KOTOBUKI LANE           LANDENBERG         PA     19350      $264,669.43
  500061951     WILSON,JACKIE B            8 BEEKMAN PLACE            MORRIS TOWNSHIP    NJ     07960      $467,685.98
  500061952     MCARVER,H FORD III         7 HILTON TERRACE           NEWPORT NEW        VA     23601      $308,955.07
  500061977     DEPALMA,FRANK J            3660 N. PIONEER BOULEVARD  LONG BEACH         CA     90808      $215,858.71
  500062014     BLYTHE,LARS JR             350 GARLAND DRIVE          PADUCAH            KY     42001      $299,635.23
  500062015     BROM,LAURA SUNDQUIST       59 MARSHALL ROAD           RIDGEFIELD         CT     06877      $368,539.68


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500061391     HYMAN,ANNE MARIE             8.500      .250    8.250     .0500     8.200     06/01/2026
  500061589     HOLDEN,DOUGLAS M             8.625      .150    8.475     .1000     8.375     08/01/2026
  500061656     WINANS,TIM                   8.375      .150    8.225     .1000     8.125     08/01/2026
  500061728     MEYER,DOUGLAS C              9.125      .150    8.975     .1000     8.875     09/01/2026
  500061748     GARDNER,SEVRIN & SONDRA K    8.125      .250    7.875     .0500     7.825     10/01/2026
  500061920     PATTEN,KEITH W               8.375      .150    8.225     .1000     8.125     10/01/2026
  500061921     SCHMIDT,MARK S               7.750      .150    7.600     .1000     7.500     10/01/2026
  500061929     MALYAK,PETER D               7.750      .150    7.600     .1000     7.500     10/01/2026
  500061950     CHARLTON,VAUGHN W JR         8.375      .150    8.225     .1000     8.125     10/01/2026
  500061951     WILSON,JACKIE B              8.000      .150    7.850     .1000     7.750     11/01/2026
  500061952     MCARVER,H FORD III           8.125      .150    7.975     .1000     7.875     10/01/2026
  500061977     DEPALMA,FRANK J              8.125      .150    7.975     .1000     7.875     11/01/2026
  500062014     BLYTHE,LARS JR               8.500      .250    8.250     .0500     8.200     10/01/2026
  500062015     BROM,LAURA SUNDQUIST         8.375      .250    8.125     .0500     8.075     10/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500061391     HYMAN,ANNE MARIE           091885505                  $3,690.78                  12/01/1996             360
  500061589     HOLDEN,DOUGLAS M           091888406                  $2,566.71                  12/01/1996             360
  500061656     WINANS,TIM                 091891597                  $2,056.76                  12/01/1996             360
  500061728     MEYER,DOUGLAS C            091894912                  $2,050.36                  12/01/1996             360
  500061748     GARDNER,SEVRIN & SONDRA K  4000675                    $1,763.44        12        12/01/1996             360
  500061920     PATTEN,KEITH W             091898090                  $3,861.17                  12/01/1996             360
  500061921     SCHMIDT,MARK S             091899187                  $2,593.41                  12/01/1996             360
  500061929     MALYAK,PETER D             091898787                  $1,705.06                  12/01/1996             360
  500061950     CHARLTON,VAUGHN W JR       091852365                  $2,014.19                  12/01/1996             360
  500061951     WILSON,JACKIE B            092402791                  $3,434.02        12        12/01/1996             360
  500061952     MCARVER,H FORD III         092403639                  $2,302.11         3        12/01/1996             360
  500061977     DEPALMA,FRANK J            092403345                  $1,603.79        12        12/01/1996             360
  500062014     BLYTHE,LARS JR             091894547                  $2,306.74                  12/01/1996             360
  500062015     BROM,LAURA SUNDQUIST       091899458                  $2,804.67        18        12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500061391     HYMAN,ANNE MARIE            .00       .00       .00       .000        .250          .300      $600,000.00    N
  500061589     HOLDEN,DOUGLAS M            .00       .00       .00       .000        .150          .250      $420,000.00    N
  500061656     WINANS,TIM                  .00       .00       .00       .000        .150          .250      $338,300.00    N
  500061728     MEYER,DOUGLAS C             .00       .00       .00       .000        .150          .250      $360,000.00    N
  500061748     GARDNER,SEVRIN & SONDRA K  2.00      2.75     13.13      2.750       2.500         2.450      $250,000.00    N
  500061920     PATTEN,KEITH W              .00       .00       .00       .000        .150          .250      $635,000.00    N
  500061921     SCHMIDT,MARK S              .00       .00       .00       .000        .150          .250      $452,500.00    N
  500061929     MALYAK,PETER D              .00       .00       .00       .000        .150          .250      $299,000.00    N
  500061950     CHARLTON,VAUGHN W JR        .00       .00       .00       .000        .150          .250      $400,000.00    N
  500061951     WILSON,JACKIE B             .00       .00       .00       .000        .150          .250      $520,000.00    N
  500061952     MCARVER,H FORD III          .00       .00       .00       .000        .150          .250      $344,500.00    N
  500061977     DEPALMA,FRANK J             .00       .00       .00       .000        .150          .250      $240,000.00    N
  500062014     BLYTHE,LARS JR              .00       .00       .00       .000        .250          .300      $400,000.00    N
  500062015     BROM,LAURA SUNDQUIST        .00       .00       .00       .000        .250          .300      $419,000.00    N


 (vlegal.ace v1.4)                                                 Page    2
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:15:10               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500062497     DAVIS,TREVOR L & LOLA E    20012 OREGON TRAIL         OLYMPIA FIELDS     IL     60461      $287,801.80
  500062501     DUTTA,PARTHA P             1164 MALIBU DR.            SAN JOSE           CA     95129      $310,291.66
  500062520     FEBRE,REYNALDO V           38W119 MALLARD LAKE ROAD   ST. CHARLES        IL     60175      $359,594.87
  500062521     BROMLEY,KATHLEEN K         1031 PRUNE CT.             SUNNYVALE          CA     94087      $326,791.49
  500062541     WAKELAND,MICHAEL D         5204 CUESTA VERDE          AUSTIN             TX     78746      $303,006.66
  500062542     MCWILLIAMS,WALTER B II     2745 SOUTH PONTE VEDRA BL  PONTE VEDRA BEA    FL     32082      $250,000.00
  500062543     TUOMENOKSA,MARK            98 WASHINGTON AVENUE       BERNARDS TOWNSH    NJ     07920      $322,877.64
  500062544     KONNER,LAWRENCE M          441-441 1/2 NORTH ALFRED   LOS ANGELES        CA     90048      $359,393.11
  500062545     GOLVIN,SANDRA LEE          2219 GRAND CANAL           VENICE             CA     90291      $325,412.67
  500062546     KAUFMAN,WILLIAM R          149 CEDAR CREEK DRIVE      FRANKLIN           TN     37067      $224,849.03
  500062579     PUCCINO,STEPHEN J          30 RED FOX LANE            WEST VINCENT TO    PA     19343      $315,000.00
  500062581     PEREZ,LUIS F               16 SCENIC RIDGE DRIVE      BREWSTER           NY     10509      $281,700.00
  500062582     SIMMS,JAMES F              723 MAIRWOOD COURT         SAN JOSE           CA     95120      $262,519.21
  500062583     PITTLUCK,GLENN W           59 KARA DRIVE              NORTH ANDOVER      MA     01845      $268,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500062497     DAVIS,TREVOR L & LOLA E      7.875      .250    7.625     .0500     7.575     11/01/2026
  500062501     DUTTA,PARTHA P               8.000      .150    7.850     .1000     7.750     11/01/2026
  500062520     FEBRE,REYNALDO V             8.875      .250    8.625     .0500     8.575     10/01/2026
  500062521     BROMLEY,KATHLEEN K           8.250      .150    8.100     .1000     8.000     11/01/2026
  500062541     WAKELAND,MICHAEL D           8.250      .150    8.100     .1000     8.000     11/01/2026
  500062542     MCWILLIAMS,WALTER B II       8.125      .150    7.975     .1000     7.875     12/01/2026
  500062543     TUOMENOKSA,MARK              7.875      .150    7.725     .1000     7.625     11/01/2026
  500062544     KONNER,LAWRENCE M            8.750      .250    8.500     .0500     8.450     11/01/2026
  500062545     GOLVIN,SANDRA LEE            8.750      .250    8.500     .0500     8.450     11/01/2026
  500062546     KAUFMAN,WILLIAM R            8.000      .150    7.850     .1000     7.750     11/01/2026
  500062579     PUCCINO,STEPHEN J            8.250      .150    8.100     .1000     8.000     12/01/2026
  500062581     PEREZ,LUIS F                 8.125      .150    7.975     .1000     7.875     12/01/2026
  500062582     SIMMS,JAMES F                7.875      .150    7.725     .1000     7.625     11/01/2026
  500062583     PITTLUCK,GLENN W             8.125      .150    7.975     .1000     7.875     12/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500062497     DAVIS,TREVOR L & LOLA E    224509                     $2,088.20                  12/01/1996             360
  500062501     DUTTA,PARTHA P             092403976                  $2,278.34         2        12/01/1996             360
  500062520     FEBRE,REYNALDO V           091899846                  $2,864.32                  12/01/1996             360
  500062521     BROMLEY,KATHLEEN K         092403973                  $2,456.64                  12/01/1996             360
  500062541     WAKELAND,MICHAEL D         092404333                  $2,277.84                  12/01/1996             360
  500062542     MCWILLIAMS,WALTER B II     092405156                  $1,856.24                  12/01/1996             360
  500062543     TUOMENOKSA,MARK            092406146                  $2,342.70        12        12/01/1996             360
  500062544     KONNER,LAWRENCE M          092407447                  $2,828.97        12        12/01/1996             360
  500062545     GOLVIN,SANDRA LEE          092407591                  $2,561.50                  12/01/1996             360
  500062546     KAUFMAN,WILLIAM R          092407778                  $1,650.97                  12/01/1996             360
  500062579     PUCCINO,STEPHEN J          091881188                  $2,366.49                  12/01/1996             360
  500062581     PEREZ,LUIS F               091894421                  $2,091.61         2        12/01/1996             360
  500062582     SIMMS,JAMES F              092401442                  $1,904.76                  12/01/1996             360
  500062583     PITTLUCK,GLENN W           092404292                  $1,989.89                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500062497     DAVIS,TREVOR L & LOLA E                                                                       $368,000.00    N
  500062501     DUTTA,PARTHA P              .00       .00       .00       .000        .150          .250      $345,000.00    N
  500062520     FEBRE,REYNALDO V            .00       .00       .00       .000        .250          .300      $500,000.00    N
  500062521     BROMLEY,KATHLEEN K          .00       .00       .00       .000        .150          .250      $440,000.00    N
  500062541     WAKELAND,MICHAEL D          .00       .00       .00       .000        .150          .250      $379,000.00    N
  500062542     MCWILLIAMS,WALTER B II      .00       .00       .00       .000        .150          .250      $335,000.00    N
  500062543     TUOMENOKSA,MARK             .00       .00       .00       .000        .150          .250      $359,000.00    N
  500062544     KONNER,LAWRENCE M           .00       .00       .00       .000        .250          .300      $400,000.00    N
  500062545     GOLVIN,SANDRA LEE           .00       .00       .00       .000        .250          .300      $407,000.00    N
  500062546     KAUFMAN,WILLIAM R           .00       .00       .00       .000        .150          .250      $300,000.00    N
  500062579     PUCCINO,STEPHEN J           .00       .00       .00       .000        .150          .250      $426,666.00    N
  500062581     PEREZ,LUIS F                .00       .00       .00       .000        .150          .250      $313,000.00    N
  500062582     SIMMS,JAMES F               .00       .00       .00       .000        .150          .250      $415,000.00    N
  500062583     PITTLUCK,GLENN W            .00       .00       .00       .000        .150          .250      $338,000.00    N


 (vlegal.ace v1.4)                                                 Page    3
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:15:10               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500062584     SHIGEMOTO,HIROMI DICK      3413 VINTAGE DRIVE         ROUND ROCK         TX     78664      $484,466.22
  500062701     KLEIN,ALAN H               621 AMBERSON AVENUE        PITTSBURGH         PA     15232      $650,000.00
  500062704     LIN,LINCOLE CHENWU & JENN  9706 PIAZZA COURT          CYPRESS            CA     90630      $322,289.04
  500062706     LITMANOVICH,ERIK & KARYN   24615 VISTA CERRITOS       CALABASAS          CA     91302      $361,286.57
  500062734     ROSS,LAURIE A & WHITAKER,  724 URSULA AVENUE          PACIFICA           CA     94044      $239,882.21
  500062745     COCKE,BESS                 124 SOLANO STREET          SAN RAFAEL         CA     94901      $236,950.00
  500062784     AYOUB,ALAA & DEBBIE        36740 AVENIDA LA CRESTA    MURRIETA           CA     92562      $359,770.44
  500062785     PADGHAM,HENRY F            583 TAHOS ROAD             ORINDA             CA     94563      $284,818.27
  500062786     IMLAY,GORDON L & MARGARET  470 WOOD AVENUE SOUTHWEST  BAINBRIDGE ISLA    WA     98110      $354,523.79
  500062791     TREVINO,ERNESTO & CLAUDET  2671 ST ALBANS DRIVE       LOA ALAMITOS       CA     90720      $258,072.27
  500062792     BECHTLOFF,CHARLES L & NOE  8612 SALT LAKE DRIVE       HUNTINGTON BEAC    CA     92646      $256,844.31
  500062795     BEAULIEU,ROBERT W JR & DI  336 PEQUOT AVENUE          NEW LONDON         CT     06320      $215,772.53
  500062799     EVANS,DEBORAH & FODEN,TOM  15419 VIA DE LAS OLAS (PA  LOS ANGELES        CA     90272      $539,108.44
  500062800     SEUC,JORGE L& EMMA         25641 ARIA DRIVE           MISSION VIEJO      CA     92692      $271,448.82


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500062584     SHIGEMOTO,HIROMI DICK        7.875      .150    7.725     .1000     7.625     11/01/2026
  500062701     KLEIN,ALAN H                 8.375      .150    8.225     .1000     8.125     12/01/2026
  500062704     LIN,LINCOLE CHENWU & JENN    8.125      .250    7.875     .0500     7.825     11/01/2026
  500062706     LITMANOVICH,ERIK & KARYN     8.625      .250    8.375     .0500     8.325     11/01/2026
  500062734     ROSS,LAURIE A & WHITAKER,    8.750      .250    8.500     .0500     8.450     09/01/2026
  500062745     COCKE,BESS                   8.250      .150    8.100     .1000     8.000     12/01/2026
  500062784     AYOUB,ALAA & DEBBIE          8.250      .250    8.000     .0500     7.950     11/01/2026
  500062785     PADGHAM,HENRY F              8.250      .250    8.000     .0500     7.950     11/01/2026
  500062786     IMLAY,GORDON L & MARGARET    8.250      .250    8.000     .0500     7.950     11/01/2026
  500062791     TREVINO,ERNESTO & CLAUDET    7.875      .250    7.625     .0500     7.575     11/01/2026
  500062792     BECHTLOFF,CHARLES L & NOE    8.500      .250    8.250     .0500     8.200     11/01/2026
  500062795     BEAULIEU,ROBERT W JR & DI    8.625      .250    8.375     .0500     8.325     11/01/2026
  500062799     EVANS,DEBORAH & FODEN,TOM    9.000      .250    8.750     .0500     8.700     09/01/2026
  500062800     SEUC,JORGE L& EMMA           8.000      .250    7.750     .0500     7.700     09/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500062584     SHIGEMOTO,HIROMI DICK      092408232                  $3,516.59                  12/01/1996             360
  500062701     KLEIN,ALAN H               092408790                  $4,940.47                  12/01/1996             360
  500062704     LIN,LINCOLE CHENWU & JENN  4016473                    $2,394.56                  12/01/1996             360
  500062706     LITMANOVICH,ERIK & KARYN   4003596                    $2,811.72        12        12/01/1996             360
  500062734     ROSS,LAURIE A & WHITAKER,  3983541                    $1,890.45         3        12/01/1996             360
  500062745     COCKE,BESS                 092407234                  $1,780.13                  12/01/1996             360
  500062784     AYOUB,ALAA & DEBBIE        4026233                    $2,704.56                  12/01/1996             360
  500062785     PADGHAM,HENRY F            4019246                    $2,141.11                  12/01/1996             360
  500062786     IMLAY,GORDON L & MARGARET  4022596                    $2,665.12                  12/01/1996             360
  500062791     TREVINO,ERNESTO & CLAUDET  4022638                    $1,872.50                  12/01/1996             360
  500062792     BECHTLOFF,CHARLES L & NOE  4024998                    $1,976.11                  12/01/1996             360
  500062795     BEAULIEU,ROBERT W JR & DI  4011854                    $1,679.25         1        12/01/1996             360
  500062799     EVANS,DEBORAH & FODEN,TOM  3981511                    $4,344.97                  12/01/1996             360
  500062800     SEUC,JORGE L& EMMA         3946662                    $1,995.84                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500062584     SHIGEMOTO,HIROMI DICK       .00       .00       .00       .000        .150          .250      $635,000.00    N
  500062701     KLEIN,ALAN H                .00       .00       .00       .000        .150          .250      $815,000.00    N
  500062704     LIN,LINCOLE CHENWU & JENN                                                                     $430,000.00    N
  500062706     LITMANOVICH,ERIK & KARYN                                                                      $421,000.00    N
  500062734     ROSS,LAURIE A & WHITAKER,                                                                     $267,000.00    N
  500062745     COCKE,BESS                  .00       .00       .00       .000        .150          .250      $296,200.00    N
  500062784     AYOUB,ALAA & DEBBIE                                                                           $450,000.00    N
  500062785     PADGHAM,HENRY F                                                                               $485,000.00    N
  500062786     IMLAY,GORDON L & MARGARET                                                                     $473,000.00    N
  500062791     TREVINO,ERNESTO & CLAUDET                                                                     $322,826.00    N
  500062792     BECHTLOFF,CHARLES L & NOE                                                                     $325,000.00    N
  500062795     BEAULIEU,ROBERT W JR & DI                                                                     $239,900.00    N
  500062799     EVANS,DEBORAH & FODEN,TOM                                                                     $675,000.00    N
  500062800     SEUC,JORGE L& EMMA                                                                            $340,000.00    N


 (vlegal.ace v1.4)                                                 Page    4
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:15:10               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500062801     DAVIS,MICHAEL E& CAROL     155 PATHELEN AVENUE        OAK VIEW           CA     93022      $272,460.63
  500062802     SCHNAPF,ROBERT M& MITTLEM  2817 PUTNAM STREET         LOS ANGELES        CA     90039      $283,818.90
  500062804     ARDALAN,SOUZAN ROSHAN-     614 PALISADES DRIVE (PACI  LOS ANGELES        CA     90272      $342,139.71
  500062806     RUTCHLAND III,JOHN&VERGUN  10552 DEERING AVENUE       LOS ANGELES        CA     91311      $251,320.32
  500062807     SHELTON,MARK&JEANETTE      2104 PINEHURST ST          GLENDORA           CA     91741      $261,633.06
  500062808     SHATAFIAN,STEPHEN R & KAR  239 16TH STREET            SEAL BEACH         CA     90740      $267,824.69
  500062814     STANFIELD,B.B.             4946 BRIARWOOD PL          DALLAS             TX     75209      $263,280.03
  500062815     PERKINS,GA                 655 BALBRIGGAN COURT       CINCINNATI         OH     45255      $328,000.00
  500062816     FORT,D.W.                  1208 BLUE RIDGE ROAD       CHARLOTTESVILLE    VA     22903      $340,000.00
  500062818     BEVERIDGE,M.S.             209 LYNNWOOD TERRACE       NASHVILLE          TN     37205      $524,629.45
  500062819     TANDSKI,R.A.               1307 PINTAIL CT            HARPERS FERRY      WV     25425      $218,853.05
  500062820     DOBBERSTEIN,S              5318 ADDINGTON CT          CHARLOTTE          NC     28270      $249,836.46
  500062821     CHENGAPPA,HARAGA M &RAMAM  8663 PLUM HOLLOW POINT     HOLLAND            OH     43528      $290,074.16
  500062822     EMANUEL,S JOSEPH &MARCIA   3351 STONEBRIDGE ROAD      KETTERING          OH     45419      $291,823.10


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500062801     DAVIS,MICHAEL E& CAROL       8.125      .250    7.875     .0500     7.825     09/01/2026
  500062802     SCHNAPF,ROBERT M& MITTLEM    8.250      .250    8.000     .0500     7.950     11/01/2026
  500062804     ARDALAN,SOUZAN ROSHAN-       8.250      .250    8.000     .0500     7.950     09/01/2026
  500062806     RUTCHLAND III,JOHN&VERGUN    8.750      .250    8.500     .0500     8.450     11/01/2026
  500062807     SHELTON,MARK&JEANETTE        8.250      .250    8.000     .0500     7.950     11/01/2026
  500062808     SHATAFIAN,STEPHEN R & KAR    8.125      .250    7.875     .0500     7.825     11/01/2026
  500062814     STANFIELD,B.B.               8.500      .250    8.250     .0400     8.210     11/01/2026
  500062815     PERKINS,GA                   8.500      .250    8.250     .0400     8.210     12/01/2026
  500062816     FORT,D.W.                    8.375      .250    8.125     .0400     8.085     12/01/2026
  500062818     BEVERIDGE,M.S.               7.750      .250    7.500     .0400     7.460     11/01/2026
  500062819     TANDSKI,R.A.                 8.000      .250    7.750     .0400     7.710     11/01/2026
  500062820     DOBBERSTEIN,S                8.125      .250    7.875     .0400     7.835     11/01/2026
  500062821     CHENGAPPA,HARAGA M &RAMAM    8.500      .250    8.250     .0400     8.210     11/01/2026
  500062822     EMANUEL,S JOSEPH &MARCIA     8.500      .250    8.250     .0400     8.210     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500062801     DAVIS,MICHAEL E& CAROL     3493198                    $2,027.02                  12/01/1996             360
  500062802     SCHNAPF,ROBERT M& MITTLEM  3951944                    $2,133.60                  12/01/1996             360
  500062804     ARDALAN,SOUZAN ROSHAN-     3948601                    $2,575.35                  12/01/1996             360
  500062806     RUTCHLAND III,JOHN&VERGUN  4058863                    $1,978.28        12        12/01/1996             360
  500062807     SHELTON,MARK&JEANETTE      4059622                    $1,966.82        12        12/01/1996             360
  500062808     SHATAFIAN,STEPHEN R & KAR  4062964                    $1,989.90                  12/01/1996             360
  500062814     STANFIELD,B.B.             0916422                    $2,027.25                  12/01/1996             360
  500062815     PERKINS,GA                 0917505                    $2,522.04                  12/01/1996             360
  500062816     FORT,D.W.                  8597689                    $2,584.25                  12/01/1996             360
  500062818     BEVERIDGE,M.S.             0918087                    $3,761.16                  12/01/1996             360
  500062819     TANDSKI,R.A.               8385508                    $1,606.95         1        12/01/1996             360
  500062820     DOBBERSTEIN,S              0916629                    $1,856.25                  12/01/1996             360
  500062821     CHENGAPPA,HARAGA M &RAMAM  8421579                    $2,231.77                  12/01/1996             360
  500062822     EMANUEL,S JOSEPH &MARCIA   8569750                    $2,245.23                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500062801     DAVIS,MICHAEL E& CAROL                                                                        $373,000.00    N
  500062802     SCHNAPF,ROBERT M& MITTLEM                                                                     $355,000.00    N
  500062804     ARDALAN,SOUZAN ROSHAN-                                                                        $428,500.00    N
  500062806     RUTCHLAND III,JOHN&VERGUN                                                                     $265,000.00    N
  500062807     SHELTON,MARK&JEANETTE                                                                         $308,000.00    N
  500062808     SHATAFIAN,STEPHEN R & KAR                                                                     $335,000.00    N
  500062814     STANFIELD,B.B.                                                                                $440,000.00    N
  500062815     PERKINS,GA                                                                                    $410,000.00    N
  500062816     FORT,D.W.                                                                                     $425,000.00    N
  500062818     BEVERIDGE,M.S.                                                                                $895,000.00    N
  500062819     TANDSKI,R.A.                                                                                  $244,993.00    N
  500062820     DOBBERSTEIN,S                                                                                 $317,416.00    N
  500062821     CHENGAPPA,HARAGA M &RAMAM                                                                     $387,000.00    N
  500062822     EMANUEL,S JOSEPH &MARCIA                                                                      $365,000.00    N


 (vlegal.ace v1.4)                                                 Page    5
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:15:10               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500062823     MEYERS,JASON B & DANIELLE  3 DRISCOLL COURT           GAITHERSBURG       MD     20878      $242,237.35
  500062824     VALENTI,S                  1862 BERKSHIRE CLUB DR     CINCINNATI         OH     45230      $269,818.83
  500062825     CRABEL,S.E.                4820 43RD STREET N.W.      WASHINGTON         DC     26016      $228,842.40
  500062826     CURTIS,W                   3340 THORNTREE COURT       ARLINGTON          TX     76016      $237,598.39
  500062827     TERRILL,J.W                622 CREEKBEND DRIVE        MESQUITE           TX     75149      $245,100.00
  500062828     VANALLEN,F                 529 OAK LANDING LN         KNOXVILLE          TN     37922      $262,000.00
  500062829     KOLLER,K.B.                8401 KINTAIL DRIVE         CHESTERFIELD       VA     23838      $264,935.22
  500062833     CHLODNEY,R.T.              4184 SAGEWOOD COURT        GREENWOOD          IN     46143      $271,458.27
  500062834     FORSMAN,J.C.               1320 THUNDER RIDGE ROAD    SANTA FE           NM     87501      $633,625.69
  500062839     BARTELL,MICHAEL E & SUSAN  12617 LAKE NORMANDY LANE   FAIRFAX            VA     22030      $254,815.44
  500062844     LOCH,JEFFREY D&PAMELA J    34431 CAMINO CAPISTRANO    DANA POINT         CA     92629      $410,331.41
  500062846     BUCKLEY,ROBERT A&JENNIFER  3389 ROSSI STREET          LAFAYETTE          CA     94549      $349,765.16
  500062848     MCCRORY,ROBERT T&KARI A    1532 EAST MCGRAW STREET    SEATTLE            WA     98112      $319,795.95
  500062849     BOKOCH,GARY M&JANET N      1044 QUAIL GARDENS COURT   ENCINITAS          CA     92024      $300,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500062823     MEYERS,JASON B & DANIELLE    8.000      .250    7.750     .0400     7.710     11/01/2026
  500062824     VALENTI,S                    8.000      .250    7.750     .0400     7.710     11/01/2026
  500062825     CRABEL,S.E.                  7.875      .250    7.625     .0400     7.585     11/01/2026
  500062826     CURTIS,W                     8.250      .250    8.000     .0400     7.960     11/01/2026
  500062827     TERRILL,J.W                  8.500      .250    8.250     .0400     8.210     12/01/2026
  500062828     VANALLEN,F                   8.000      .250    7.750     .0400     7.710     12/01/2026
  500062829     KOLLER,K.B.                  8.375      .250    8.125     .0400     8.085     11/01/2026
  500062833     CHLODNEY,R.T.                7.750      .250    7.500     .0400     7.460     11/01/2026
  500062834     FORSMAN,J.C.                 8.625      .250    8.375     .0400     8.335     11/01/2026
  500062839     BARTELL,MICHAEL E & SUSAN    7.625      .250    7.375     .0500     7.325     11/01/2026
  500062844     LOCH,JEFFREY D&PAMELA J      8.125      .250    7.875     .0500     7.825     11/01/2026
  500062846     BUCKLEY,ROBERT A&JENNIFER    8.000      .250    7.750     .0500     7.700     11/01/2026
  500062848     MCCRORY,ROBERT T&KARI A      8.250      .250    8.000     .0500     7.950     11/01/2026
  500062849     BOKOCH,GARY M&JANET N        8.000      .250    7.750     .0500     7.700     12/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500062823     MEYERS,JASON B & DANIELLE  857480                     $1,778.65                  12/01/1996             360
  500062824     VALENTI,S                  0916958                    $1,981.17         1        12/01/1996             360
  500062825     CRABEL,S.E.                8574821                    $1,660.41                  12/01/1996             360
  500062826     CURTIS,W                   8429413                    $1,786.14                  12/01/1996             360
  500062827     TERRILL,J.W                8617137                    $1,884.61        14        12/01/1996             360
  500062828     VANALLEN,F                 8437307                    $1,922.47                  12/01/1996             360
  500062829     KOLLER,K.B.                111496                     $2,014.96        14        12/01/1996             360
  500062833     CHLODNEY,R.T.              111496                     $1,946.14                  12/01/1996             360
  500062834     FORSMAN,J.C.               0917757                    $4,931.19                  12/01/1996             360
  500062839     BARTELL,MICHAEL E & SUSAN  4057725                    $1,804.88                  12/01/1996             360
  500062844     LOCH,JEFFREY D&PAMELA J    4045456                    $3,048.70                  12/01/1996             360
  500062846     BUCKLEY,ROBERT A&JENNIFER  4039053                    $2,568.18                  12/01/1996             360
  500062848     MCCRORY,ROBERT T&KARI A    4048047                    $2,404.06                  12/01/1996             360
  500062849     BOKOCH,GARY M&JANET N      4064580                    $2,201.30                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500062823     MEYERS,JASON B & DANIELLE                                                                     $303,000.00    N
  500062824     VALENTI,S                                                                                     $300,000.00    N
  500062825     CRABEL,S.E.                                                                                   $295,000.00    N
  500062826     CURTIS,W                                                                                      $317,000.00    N
  500062827     TERRILL,J.W                                                                                   $273,000.00    N
  500062828     VANALLEN,F                                                                                    $332,000.00    N
  500062829     KOLLER,K.B.                                                                                   $294,600.00    N
  500062833     CHLODNEY,R.T.                                                                                 $339,614.00    N
  500062834     FORSMAN,J.C.                                                                                $1,100,000.00    N
  500062839     BARTELL,MICHAEL E & SUSAN                                                                     $325,000.00    N
  500062844     LOCH,JEFFREY D&PAMELA J                                                                       $513,277.00    N
  500062846     BUCKLEY,ROBERT A&JENNIFER                                                                     $575,000.00    N
  500062848     MCCRORY,ROBERT T&KARI A                                                                       $411,000.00    N
  500062849     BOKOCH,GARY M&JANET N                                                                         $418,150.00    N


 (vlegal.ace v1.4)                                                 Page    6
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:15:10               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500062855     RIVAS,JOSE ALONZO & LISSE  890 VIA MARQUESA           CAMARILLO          CA     93012      $223,831.15
  500062856     ALCASID,EDNA B             3421 VETERAN AVENUE        LOS ANGELES        CA     90034      $215,605.24
  500062857     DELEON,MANUEL VELAZQUEZ &  556 PLAZA DEL CID          CHULA VISTA        CA     91910      $321,378.67
  500062858     VASILESCU,FLORIN A & BUSH  13047 DICKENS STREET STUD  LOS ANGELES        CA     91604      $339,766.01
  500062859     SUTTON,EARL JON & STACEY   12520 WATSONVILLE ROAD     GILROY             CA     95020      $235,849.51
  500062860     BALL,LAWRENCE R            9 SAINT MALO BEACH STREET  OCEANSIDE          CA     92054      $375,760.23
  500062861     NEYMAN,ALEX & INNA         11534 DONA EVITA DRIVE (S  LOS ANGELES        CA     91604      $419,738.95
  500062862     GEORGES,JON & SANDOVAL,RO  2259 RONDA VISTA DRIVE     LOS ANGELES        CA     90027      $231,848.24
  500062863     MCMANAMON,KEVIN & NATHALI  1536 COWPER COURT          SAN JOSE           CA     95120      $371,743.99
  500062878     FEHLMAN,MARK L & ANNE M    1824 ALTURA PLACE          SAN DIEGO          CA     92103      $289,819.75
  500062891     ENRIQUEZ,OSCAR R & SPINA,  5337 EAST APPIAN WAY       LONG BEACH         CA     90803      $247,338.10
  600042322     PHILIP V COLEMAN           12100 LONSDALE LANE        ROSWELL            GA     30075      $215,674.95
  600052930     KRAUSHAAR                  "115 FOURTH, UNIT 5J"      NEW YORK           NY     10003      $298,945.31
  600054947     FRITZEL                    2019 HOGAN DRIVE           LAWRENCE           KS     66047      $449,197.23


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500062855     RIVAS,JOSE ALONZO & LISSE    8.750      .250    8.500     .0500     8.450     11/01/2026
  500062856     ALCASID,EDNA B               8.000      .250    7.750     .0500     7.700     11/01/2026
  500062857     DELEON,MANUEL VELAZQUEZ &    7.875      .250    7.625     .0500     7.575     11/01/2026
  500062858     VASILESCU,FLORIN A & BUSH    7.875      .250    7.625     .0500     7.575     11/01/2026
  500062859     SUTTON,EARL JON & STACEY     8.250      .250    8.000     .0500     7.950     11/01/2026
  500062860     BALL,LAWRENCE R              8.250      .250    8.000     .0500     7.950     11/01/2026
  500062861     NEYMAN,ALEX & INNA           8.375      .250    8.125     .0500     8.075     11/01/2026
  500062862     GEORGES,JON & SANDOVAL,RO    8.125      .250    7.875     .0500     7.825     11/01/2026
  500062863     MCMANAMON,KEVIN & NATHALI    7.875      .250    7.625     .0500     7.575     11/01/2026
  500062878     FEHLMAN,MARK L & ANNE M      8.375      .250    8.125     .0500     8.075     11/01/2026
  500062891     ENRIQUEZ,OSCAR R & SPINA,    8.125      .250    7.875     .0500     7.825     11/01/2026
  600042322     PHILIP V COLEMAN             7.125      .250    6.875     .0500     6.825     08/01/2025
  600052930     KRAUSHAAR                    8.750      .250    8.500     .0500     8.450     06/01/2026
  600054947     FRITZEL                      8.625      .250    8.375     .0400     8.335     09/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500062855     RIVAS,JOSE ALONZO & LISSE  4034625                    $1,761.90                  12/01/1996             360
  500062856     ALCASID,EDNA B             4035614                    $1,583.10        12        12/01/1996             360
  500062857     DELEON,MANUEL VELAZQUEZ &  4037172                    $2,331.83                  12/01/1996             360
  500062858     VASILESCU,FLORIN A & BUSH  4038063                    $2,465.24                  12/01/1996             360
  500062859     SUTTON,EARL JON & STACEY   4029328                    $1,772.99                  12/01/1996             360
  500062860     BALL,LAWRENCE R            4040532                    $2,824.77                  12/01/1996             360
  500062861     NEYMAN,ALEX & INNA         4029997                    $3,192.31                  12/01/1996             360
  500062862     GEORGES,JON & SANDOVAL,RO  4026803                    $1,722.60                  12/01/1996             360
  500062863     MCMANAMON,KEVIN & NATHALI  4031498                    $2,697.26                  12/01/1996             360
  500062878     FEHLMAN,MARK L & ANNE M    4030979                    $2,204.21                  12/01/1996             360
  500062891     ENRIQUEZ,OSCAR R & SPINA,  4058046                    $1,837.69        12        12/01/1996             360
  600042322     PHILIP V COLEMAN           4505655                    $1,472.75         2        12/01/1996             360
  600052930     KRAUSHAAR                  2813681                    $2,360.10                  12/01/1996             360
  600054947     FRITZEL                    5051284                    $3,500.05                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500062855     RIVAS,JOSE ALONZO & LISSE                                                                     $279,950.00    N
  500062856     ALCASID,EDNA B                                                                                $240,000.00    N
  500062857     DELEON,MANUEL VELAZQUEZ &                                                                     $402,000.00    N
  500062858     VASILESCU,FLORIN A & BUSH                                                                     $425,000.00    N
  500062859     SUTTON,EARL JON & STACEY                                                                      $372,500.00    N
  500062860     BALL,LAWRENCE R                                                                               $470,000.00    N
  500062861     NEYMAN,ALEX & INNA                                                                            $700,000.00    N
  500062862     GEORGES,JON & SANDOVAL,RO                                                                     $290,000.00    N
  500062863     MCMANAMON,KEVIN & NATHALI                                                                     $465,000.00    N
  500062878     FEHLMAN,MARK L & ANNE M                                                                       $362,500.00    N
  500062891     ENRIQUEZ,OSCAR R & SPINA,                                                                     $275,000.00    N
  600042322     PHILIP V COLEMAN                                                                              $242,900.00    N
  600052930     KRAUSHAAR                                                                                     $428,000.00    N
  600054947     FRITZEL                                                                                       $675,000.00    N


 (vlegal.ace v1.4)                                                 Page    7
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:15:10               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600054948     REZA                       3521 PLUMB                 HOUSTON            TX     77005      $290,870.13
  600054949     STEINGARD                  6040 EAST LAUREL LANE      SCOTTSDALE         AZ     85254      $375,251.39
  600054950     FREUND                     3356 N DICKERSON STREET    ARLINGTON          VA     22207      $269,554.23
  600054951     BOWDEN                     105 KAREN PLACE            WYCKOFF            NJ     07481      $335,621.87
  600054952     EDELMAN                    11 FRED JAHN DR.           FREEHOLD           NJ     07728      $250,919.45
  600054953     CAMPBELL                   640 SURREY ROAD            ELKHORN            NE     68022      $499,036.92
  600054954     CARLSON                    7986 WINGED FOOT COURT     PLEASANTON         CA     94588      $368,562.73
  600054956     HORROCKS                   884 GRANADA LANE           VACAVILLE          CA     95688      $241,860.77
  600054957     BIAGIOTTI                  5569 WILLOW SPRINGS DRIVE  MORRISON           CO     80465      $299,422.14
  600054958     STAAT                      4620  GRAND CASTLE         ST. LOUIS          MO     63128      $294,001.03
  600054959     GREENBERG                  14324  PLATINUM  DRIVE     N. POTOMAC         MD     20878      $261,868.27
  600054960     MEISSNER                   8114 PIMLICO LANE          BOERNE             TX     78006      $239,560.73
  600054961     ELLIS                      2 QUICK DRIVE              HILLSBOROUG        NJ     08853      $227,763.45
  600054963     MUNYON                     3400 SOUTH HABITAT LANE    BOISE              ID     83706      $346,932.25


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600054948     REZA                         8.875      .250    8.625     .0400     8.585     07/01/2026
  600054949     STEINGARD                    8.750      .250    8.500     .0400     8.460     09/01/2026
  600054950     FREUND                       9.000      .250    8.750     .0400     8.710     09/01/2026
  600054951     BOWDEN                       8.875      .250    8.625     .0400     8.585     10/01/2026
  600054952     EDELMAN                      8.250      .250    8.000     .0400     7.960     06/01/2026
  600054953     CAMPBELL                     8.250      .250    8.000     .0400     7.960     09/01/2026
  600054954     CARLSON                      8.625      .250    8.375     .0400     8.335     10/01/2026
  600054956     HORROCKS                     8.750      .250    8.500     .0400     8.460     11/01/2026
  600054957     BIAGIOTTI                    8.250      .250    8.000     .0400     7.960     09/01/2026
  600054958     STAAT                        8.875      .250    8.625     .0400     8.585     09/01/2026
  600054959     GREENBERG                    8.000      .250    7.750     .0400     7.710     09/01/2026
  600054960     MEISSNER                     8.500      .250    8.250     .0400     8.210     09/01/2026
  600054961     ELLIS                        8.875      .250    8.625     .0400     8.585     09/01/2026
  600054963     MUNYON                       8.000      .250    7.750     .0400     7.710     10/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600054948     REZA                       5066605                    $2,320.90        18        12/01/1996             360
  600054949     STEINGARD                  5066619                    $2,957.99                  12/01/1996             360
  600054950     FREUND                     5066772                    $2,172.48                  12/01/1996             360
  600054951     BOWDEN                     5066954                    $2,673.37                  12/01/1996             360
  600054952     EDELMAN                    5066960                    $1,892.44         7        12/01/1996             360
  600054953     CAMPBELL                   5067006                    $3,756.33                  12/01/1996             360
  600054954     CARLSON                    5067009                    $2,870.04        18        12/01/1996             360
  600054956     HORROCKS                   5067038                    $1,903.81                  12/01/1996             360
  600054957     BIAGIOTTI                  5067044                    $2,253.80                  12/01/1996             360
  600054958     STAAT                      5067047                    $2,343.17        18        12/01/1996             360
  600054959     GREENBERG                  5067055                    $1,925.40                  12/01/1996             360
  600054960     MEISSNER                   5067073                    $1,845.39                  12/01/1996             360
  600054961     ELLIS                      5067083                    $1,815.26        18        12/01/1996             360
  600054963     MUNYON                     5067142                    $2,549.10        18        12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600054948     REZA                                                                                          $325,000.00    N
  600054949     STEINGARD                                                                                     $475,000.00    N
  600054950     FREUND                                                                                        $340,000.00    N
  600054951     BOWDEN                                                                                        $420,000.00    N
  600054952     EDELMAN                                                                                       $282,000.00    N
  600054953     CAMPBELL                                                                                      $680,000.00    N
  600054954     CARLSON                                                                                       $410,000.00    N
  600054956     HORROCKS                                                                                      $335,000.00    N
  600054957     BIAGIOTTI                                                                                     $425,000.00    N
  600054958     STAAT                                                                                         $320,000.00    N
  600054959     GREENBERG                                                                                     $328,000.00    N
  600054960     MEISSNER                                                                                      $303,000.00    N
  600054961     ELLIS                                                                                         $255,000.00    N
  600054963     MUNYON                                                                                        $390,000.00    N


 (vlegal.ace v1.4)                                                 Page    8
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:15:10               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600054964     IANNUCCI                   123 PREAKNESS DRIVE        MT. LAUREL         NJ     08054      $251,462.97
  600054965     DEAN                       11001 OAKTON WOODS WAY     OAKTON             VA     22124      $279,594.10
  600054966     CLAUNCH                    15 VOSA HILL ROAD          WESTFORD           MA     01886      $254,665.25
  600054967     CIABATTONI                 510 AUGUSTA  DRIVE         SPRING TOWN        PA     19608      $269,518.35
  600054968     MORRISSEY                  7098 TORREY STREET         ARVADA             CO     80007      $249,718.66
  600054970     EHREN                      6015 BAYVIEW DRIVE         MUKILTEO           WA     98275      $306,617.03
  600054971     RAMSEY                     2943 KINGSFORD             SAN ANTONIO        TX     78259      $249,270.28
  600054972     MORGAREIDGE                XXX ASHFORD COURT          ORANGE  PAR        FL     32073      $251,455.06
  600054973     WOODBURN                   7094 BROADWAY TERRACE      OAKLAND            CA     94611      $423,162.28
  600054974     SMOLSKIS                   10406 HEBARD STREET        KENSINGTON         MD     20895      $219,310.07
  600054975     LECLAIR                    15119 BALLANTYNE COUNTRY   CHARLOTTE          NC     28277      $339,167.32
  600054976     FISHSTEIN                  9285 NESBIT LAKES DRIVE    ALPHARETTA         GA     30202      $229,198.17
  600054977     GRANDAS                    3133 EDGEWATER VIEW        WOODBERRY          MN     55125      $294,968.02
  600054978     MILLER                     9 BRIDLE PATH DRIVE        NORTHBOROUG        MA     01532      $256,724.20


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600054964     IANNUCCI                     7.750      .250    7.500     .0400     7.460     09/01/2026
  600054965     DEAN                         7.625      .250    7.375     .0400     7.335     10/01/2026
  600054966     CLAUNCH                      8.125      .250    7.875     .0400     7.835     10/01/2026
  600054967     CIABATTONI                   8.625      .250    8.375     .0400     8.335     09/01/2026
  600054968     MORRISSEY                    8.875      .250    8.625     .0400     8.585     10/01/2026
  600054970     EHREN                        8.375      .250    8.125     .0400     8.085     10/01/2026
  600054971     RAMSEY                       8.750      .250    8.500     .0400     8.460     07/01/2026
  600054972     MORGAREIDGE                  7.750      .250    7.500     .0400     7.460     09/01/2026
  600054973     WOODBURN                     8.125      .250    7.875     .0400     7.835     09/01/2026
  600054974     SMOLSKIS                     8.250      .250    8.000     .0400     7.960     11/01/2026
  600054975     LECLAIR                      8.500      .250    8.250     .0400     8.210     08/01/2026
  600054976     FISHSTEIN                    7.875      .250    7.625     .0400     7.585     07/01/2026
  600054977     GRANDAS                      7.875      .250    7.625     .0400     7.585     07/01/2026
  600054978     MILLER                       8.000      .250    7.750     .0400     7.710     07/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600054964     IANNUCCI                   5067238                    $1,805.36        15        12/01/1996             360
  600054965     DEAN                       5067244                    $1,981.82                  12/01/1996             360
  600054966     CLAUNCH                    5067260                    $1,893.37                  12/01/1996             360
  600054967     CIABATTONI                 5067413                    $2,100.03        18        12/01/1996             360
  600054968     MORRISSEY                  5067414                    $1,989.11                  12/01/1996             360
  600054970     EHREN                      5067609                    $2,333.42         2        12/01/1996             360
  600054971     RAMSEY                     5067711                    $1,966.75        12        12/01/1996             360
  600054972     MORGAREIDGE                5067951                    $1,805.36        18        12/01/1996             360
  600054973     WOODBURN                   5067966                    $3,148.19                  12/01/1996             360
  600054974     SMOLSKIS                   5068187                    $1,648.65        18        12/01/1996             360
  600054975     LECLAIR                    8407884                    $2,614.31                  12/01/1996             360
  600054976     FISHSTEIN                  8409266                    $1,667.66                  12/01/1996             360
  600054977     GRANDAS                    8409269                    $2,146.21                  12/01/1996             360
  600054978     MILLER                     8409360                    $1,890.18                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600054964     IANNUCCI                                                                                      $280,000.00    N
  600054965     DEAN                                                                                          $410,000.00    N
  600054966     CLAUNCH                                                                                       $370,000.00    N
  600054967     CIABATTONI                                                                                    $304,500.00    N
  600054968     MORRISSEY                                                                                     $340,000.00    N
  600054970     EHREN                                                                                         $324,000.00    N
  600054971     RAMSEY                                                                                        $270,000.00    N
  600054972     MORGAREIDGE                                                                                   $303,000.00    N
  600054973     WOODBURN                                                                                      $530,000.00    N
  600054974     SMOLSKIS                                                                                      $231,000.00    N
  600054975     LECLAIR                                                                                       $476,000.00    N
  600054976     FISHSTEIN                                                                                     $352,000.00    N
  600054977     GRANDAS                                                                                       $370,000.00    N
  600054978     MILLER                                                                                        $325,000.00    N


 (vlegal.ace v1.4)                                                 Page    9
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:15:10               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600054979     WEIDMAN                    4416 PRADEL DRIVE          NAPERVILLE         IL     60564      $224,354.19
  600054980     DINE                       12 BROOKVILLE HOLLOW ROAD  DELAWARE TO        NJ     08559      $220,344.27
  600054981     JOHNSTON                   25 BRANCHVILLE ROAD        RIDGEFIELD         CT     06877      $249,287.34
  600054982     MORRISON                   7 ARROWHEAD DRIVE          MONROE             CT     06468      $402,848.37
  600054983     HOAGLAND                   21321 CROWN LAKE DRIVE     CORNELIUS          NC     28031      $216,980.80
  600054984     MCALPIN                    3720 ASHFORD LEIGH COURT   CHARLOTTE          NC     28269      $219,474.85
  600054985     RENZ                       3673 SOUTH AGAVE WAY       CHANDLER           AZ     85248      $252,663.62
  600054986     BURTON                     1944 FOXHALL ROAD          MCLEAN             VA     22101      $271,088.66
  600055590     KRUSE KENNETH A            11 PRINCETON OVAL          FREEHOLD           NJ     07728      $249,832.26
  600055591     WALSH CHRISTOPHER G        12 ORCHARD ROAD            FLORHAM PARK       NJ     07932      $221,862.02
  600055592     SAURO JR FRANK             12 GLEN VIEW DRIVE         CLINTON            NJ     08809      $303,820.52
  600055594     ZELOUF YOUSEF              19 CHERRY LANE             KINGS POINT        NY     11024      $649,606.23
  600055595     MEHTA ANISHA               56 VANDERVEER DRIVE        BASKING RIDGE      NJ     07920      $349,765.15
  600055598     DILEMME PHILIP             119 STONEWALL CIRCLE       WEST HARRISON      NY     10604      $297,156.41


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600054979     WEIDMAN                      7.750      .250    7.500     .0400     7.460     08/01/2026
  600054980     DINE                         8.000      .250    7.750     .0400     7.710     08/01/2026
  600054981     JOHNSTON                     7.750      .250    7.500     .0400     7.460     08/01/2026
  600054982     MORRISON                     7.750      .250    7.500     .0400     7.460     08/01/2026
  600054983     HOAGLAND                     8.625      .250    8.375     .0400     8.335     08/01/2026
  600054984     MCALPIN                      8.625      .250    8.375     .0400     8.335     08/01/2026
  600054985     RENZ                         8.375      .250    8.125     .0400     8.085     08/01/2026
  600054986     BURTON                       8.375      .250    8.125     .0400     8.085     09/01/2026
  600055590     KRUSE KENNETH A              8.000      .250    7.750     .0400     7.710     11/01/2026
  600055591     WALSH CHRISTOPHER G          8.375      .250    8.125     .0400     8.085     11/01/2026
  600055592     SAURO JR FRANK               8.625      .250    8.375     .0400     8.335     11/01/2026
  600055594     ZELOUF YOUSEF                8.500      .250    8.250     .0400     8.210     11/01/2026
  600055595     MEHTA ANISHA                 8.000      .250    7.750     .0400     7.710     11/01/2026
  600055598     DILEMME PHILIP               8.750      .250    8.500     .0400     8.460     10/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600054979     WEIDMAN                    8409566                    $1,611.93        18        12/01/1996             360
  600054980     DINE                       8409600                    $1,624.55        18        12/01/1996             360
  600054981     JOHNSTON                   8409654                    $1,791.03                  12/01/1996             360
  600054982     MORRISON                   8409697                    $2,894.31                  12/01/1996             360
  600054983     HOAGLAND                   8409866                    $1,691.69                  12/01/1996             360
  600054984     MCALPIN                    8410159                    $1,711.14                  12/01/1996             360
  600054985     RENZ                       8410208                    $1,925.26                  12/01/1996             360
  600054986     BURTON                     8410239                    $2,067.40                  12/01/1996             360
  600055590     KRUSE KENNETH A            1101190405                 $1,834.41                  12/01/1996             360
  600055591     WALSH CHRISTOPHER G        1101197517                 $1,687.36                  12/01/1996             360
  600055592     SAURO JR FRANK             1101200269                 $2,364.48        15        12/01/1996             360
  600055594     ZELOUF YOUSEF              1106013258                 $4,997.94                  12/01/1996             360
  600055595     MEHTA ANISHA               1106017496                 $2,568.18                  12/01/1996             360
  600055598     DILEMME PHILIP             1111057729                 $2,340.44                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600054979     WEIDMAN                                                                                       $258,000.00    N
  600054980     DINE                                                                                          $246,000.00    N
  600054981     JOHNSTON                                                                                      $398,000.00    N
  600054982     MORRISON                                                                                      $505,000.00    N
  600054983     HOAGLAND                                                                                      $272,000.00    N
  600054984     MCALPIN                                                                                       $310,000.00    N
  600054985     RENZ                                                                                          $320,000.00    N
  600054986     BURTON                                                                                        $340,000.00    N
  600055590     KRUSE KENNETH A                                                                               $451,315.00    N
  600055591     WALSH CHRISTOPHER G                                                                           $278,000.00    N
  600055592     SAURO JR FRANK                                                                                $320,000.00    N
  600055594     ZELOUF YOUSEF                                                                               $1,237,500.00    N
  600055595     MEHTA ANISHA                                                                                  $498,492.00    N
  600055598     DILEMME PHILIP                                                                                $425,000.00    N


 (vlegal.ace v1.4)                                                 Page   10
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:15:10               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055605     GOLDSTEIN STEVEN           210 EAST WALK              SALTAIRE           NY     11706      $409,376.26
  600055606     SANTA LESLIE               350 EAST 72ND STREET       NEW YORK           NY     10021      $499,351.83
  600055607     BRAKMAN III WILLIAM        32 BAYNE STREET            NORWALK            CT     06851      $281,429.40
  600055608     WILLIAMSON JOHN R          1665 RUSSELL ROAD          PAOLI              PA     19301      $315,808.56
  600055609     BALLE JR DEE               3800 EAST LINCOLN DRIVE    PHOENIX            AZ     85018      $429,050.24
  600055611     JOHNSON DENNIS J           7217 EL MANOR AVENUE       LOS ANGELES        CA     90045      $307,803.60
  600055613     ROSE MICHAEL E             13656 OAK CANYON AVENUE    SHERMAN OAKS       CA     91423      $237,440.58
  600055614     BERGER MICHAEL J           1726 LITTLE BEAR DRIVE     LONGMONT           CO     80501      $214,973.00
  600055615     GOMEZ JOSEPH R             2310 GRANADA BLVD          CORAL GABLES       FL     33134      $289,528.96
  600055617     SANDERSON MARLIE J         5132 NW 62ND TERRACE       GAINESVILLE        FL     32606      $255,641.01
  600055618     HARRISON ANDREW            331 FOREST STREET          DENVER             CO     80220      $422,123.69
  600055619     NIERRAS J ANTONIO          1528 BALBOA WAY            BURLINGAME         CA     94010      $288,824.92
  600055620     GOWER PATRICIA L           245 EATON ROAD             SAN MATEO          CA     94402      $299,808.70
  600055622     MILLER DAVID J             20 DEER RIDGE ROAD         MOUNT KISCO        NY     10549      $262,636.81


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055605     GOLDSTEIN STEVEN             9.000      .250    8.750     .0400     8.710     11/01/2026
  600055606     SANTA LESLIE                 9.000      .250    8.750     .0400     8.710     10/01/2026
  600055607     BRAKMAN III WILLIAM          8.500      .250    8.250     .0400     8.210     11/01/2026
  600055608     WILLIAMSON JOHN R            8.500      .250    8.250     .0400     8.210     11/01/2026
  600055609     BALLE JR DEE                 8.250      .250    8.000     .0400     7.960     10/01/2026
  600055611     JOHNSON DENNIS J             8.250      .250    8.000     .0400     7.960     11/01/2026
  600055613     ROSE MICHAEL E               8.000      .250    7.750     .0400     7.710     11/01/2026
  600055614     BERGER MICHAEL J             8.625      .250    8.375     .0400     8.335     11/01/2026
  600055615     GOMEZ JOSEPH R               8.625      .250    8.375     .0400     8.335     11/01/2026
  600055617     SANDERSON MARLIE J           8.375      .250    8.125     .0400     8.085     11/01/2026
  600055618     HARRISON ANDREW              8.125      .250    7.875     .0400     7.835     11/01/2026
  600055619     NIERRAS J ANTONIO            8.500      .250    8.250     .0400     8.210     11/01/2026
  600055620     GOWER PATRICIA L             8.250      .250    8.000     .0400     7.960     11/01/2026
  600055622     MILLER DAVID J               9.250      .250    9.000     .0400     8.960     09/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055605     GOLDSTEIN STEVEN           1111063969                 $3,295.74                  12/01/1996             360
  600055606     SANTA LESLIE               1111065160                 $4,022.31                  12/01/1996             360
  600055607     BRAKMAN III WILLIAM        1111065330                 $2,165.27                  12/01/1996             360
  600055608     WILLIAMSON JOHN R          1161224913                 $2,429.77                  12/01/1996             360
  600055609     BALLE JR DEE               1203003453                 $3,227.44                  12/01/1996             360
  600055611     JOHNSON DENNIS J           1234001500                 $2,313.90                  12/01/1996             360
  600055613     ROSE MICHAEL E             1245002118                 $1,743.42                  12/01/1996             360
  600055614     BERGER MICHAEL J           1272083190                 $1,673.03                  12/01/1996             360
  600055615     GOMEZ JOSEPH R             1311270989                 $2,253.26        14        12/01/1996             360
  600055617     SANDERSON MARLIE J         1322012781                 $1,944.26                  12/01/1996             360
  600055618     HARRISON ANDREW            1463002623                 $3,136.31                  12/01/1996             360
  600055619     NIERRAS J ANTONIO          1481002567                 $2,222.16                  12/01/1996             360
  600055620     GOWER PATRICIA L           1489001670                 $2,253.80                  12/01/1996             360
  600055622     MILLER DAVID J             1500240629                 $2,164.87        14        12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055605     GOLDSTEIN STEVEN                                                                              $512,050.00    N
  600055606     SANTA LESLIE                                                                                  $900,000.00    N
  600055607     BRAKMAN III WILLIAM                                                                           $352,000.00    N
  600055608     WILLIAMSON JOHN R                                                                             $395,000.00    N
  600055609     BALLE JR DEE                                                                                  $537,000.00    N
  600055611     JOHNSON DENNIS J                                                                              $385,000.00    N
  600055613     ROSE MICHAEL E                                                                                $297,000.00    N
  600055614     BERGER MICHAEL J                                                                              $268,900.00    N
  600055615     GOMEZ JOSEPH R                                                                                $305,000.00    N
  600055617     SANDERSON MARLIE J                                                                            $319,798.00    N
  600055618     HARRISON ANDREW                                                                               $528,000.00    N
  600055619     NIERRAS J ANTONIO                                                                             $439,000.00    N
  600055620     GOWER PATRICIA L                                                                              $672,500.00    N
  600055622     MILLER DAVID J                                                                                $277,000.00    N


 (vlegal.ace v1.4)                                                 Page   11
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:15:10               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055623     GIUSTINIANO GARY           10 CASTLE COURT            NESCONSET          NY     11767      $237,578.89
  600055624     BOGEN STEVEN               3 STELLA LANE              PLEASANTVILLE      NY     10570      $417,437.19
  600055626     SCIORTINO JAMES M          1240 DANIELS FARM ROAD     TRUMBULL           CT     06611      $267,682.40
  600055627     BAUCKHAM WILLIAM L         4 GRANITE BROOK DRIVE      GRANITE SPRINGS    NY     10527      $223,867.75
  600055628     DICPINIGAITIS PETER V      97 BYRAM RIDGE ROAD        ARMONK             NY     10504      $319,790.68
  600055629     SOBEL MARK                 21 ALICE AVENUE            MERRICK            NY     11566      $283,424.50
  600055630     ROSELIN PHILLIP            118 STOCKTON BLVD          SEA GIRT           NJ     08750      $249,680.06
  600055631     ATIYEH AHMAD M             4415 LORAINE LANE          BETHLEHEM          PA     18017      $219,046.74
  600055636     COTRONE VINCENT            3159 LEE PLACE             BELLEMORE          NY     11710      $249,696.03
  600055637     BAHADUR GOKUL A            20 DRUID HILL DRIVE        PARSIPPANY         NJ     07054      $232,452.16
  600055639     MARTIN PAUL DOUGLAS        104 SMITH RIDGE ROAD       SOUTH SALEM        NY     10590      $214,939.04
  600055640     GRAF THOMAS                73 ORCHARD PLACE           GREENWICH          CT     06830      $299,822.88
  600055641     JAFFE GILBERT I            485 HARBOR ROAD            COLD SPRINGS HA    NY     11724      $259,850.41
  600055642     STUART MICHAEL O           17844 GRAND CYPRESS CRE    BATON ROUGE        LA     70810      $359,787.46


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055623     GIUSTINIANO GARY             8.000      .250    7.750     .0400     7.710     10/01/2026
  600055624     BOGEN STEVEN                 8.000      .250    7.750     .0400     7.710     10/01/2026
  600055626     SCIORTINO JAMES M            8.625      .250    8.375     .0400     8.335     10/01/2026
  600055627     BAUCKHAM WILLIAM L           8.625      .250    8.375     .0400     8.335     11/01/2026
  600055628     DICPINIGAITIS PETER V        8.125      .250    7.875     .0400     7.835     11/01/2026
  600055629     SOBEL MARK                   8.000      .250    7.750     .0400     7.710     09/01/2026
  600055630     ROSELIN PHILLIP              8.250      .250    8.000     .0400     7.960     10/01/2026
  600055631     ATIYEH AHMAD M               8.750      .250    8.500     .0400     8.460     10/01/2026
  600055636     COTRONE VINCENT              8.500      .250    8.250     .0400     8.210     10/01/2026
  600055637     BAHADUR GOKUL A              8.250      .250    8.000     .0400     7.960     10/01/2026
  600055639     MARTIN PAUL DOUGLAS          9.000      .250    8.750     .0400     8.710     10/01/2026
  600055640     GRAF THOMAS                  8.625      .250    8.375     .0400     8.335     11/01/2026
  600055641     JAFFE GILBERT I              8.750      .250    8.500     .0400     8.460     11/01/2026
  600055642     STUART MICHAEL O             8.625      .250    8.375     .0400     8.335     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055623     GIUSTINIANO GARY           1500240833                 $1,746.36                  12/01/1996             360
  600055624     BOGEN STEVEN               1500241938                 $3,067.14                  12/01/1996             360
  600055626     SCIORTINO JAMES M          1500243037                 $2,084.48                  12/01/1996             360
  600055627     BAUCKHAM WILLIAM L         1500246013                 $1,742.25                  12/01/1996             360
  600055628     DICPINIGAITIS PETER V      1500246400                 $2,375.99                  12/01/1996             360
  600055629     SOBEL MARK                 1500246603                 $2,083.89                  12/01/1996             360
  600055630     ROSELIN PHILLIP            1500249204                 $1,878.17                  12/01/1996             360
  600055631     ATIYEH AHMAD M             1500249419                 $1,725.23         2        12/01/1996             360
  600055636     COTRONE VINCENT            1500252333                 $1,922.28                  12/01/1996             360
  600055637     BAHADUR GOKUL A            1500254372                 $1,748.57         2        12/01/1996             360
  600055639     MARTIN PAUL DOUGLAS        1500257439                 $1,731.35         2        12/01/1996             360
  600055640     GRAF THOMAS                1500258996                 $2,333.37                  12/01/1996             360
  600055641     JAFFE GILBERT I            1500260885                 $2,045.42                  12/01/1996             360
  600055642     STUART MICHAEL O           1502027032                 $2,800.04                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055623     GIUSTINIANO GARY                                                                              $298,000.00    N
  600055624     BOGEN STEVEN                                                                                  $522,500.00    N
  600055626     SCIORTINO JAMES M                                                                             $430,000.00    N
  600055627     BAUCKHAM WILLIAM L                                                                            $280,000.00    N
  600055628     DICPINIGAITIS PETER V                                                                         $430,000.00    N
  600055629     SOBEL MARK                                                                                    $355,000.00    N
  600055630     ROSELIN PHILLIP                                                                               $350,000.00    N
  600055631     ATIYEH AHMAD M                                                                                $230,900.00    N
  600055636     COTRONE VINCENT                                                                               $342,500.00    N
  600055637     BAHADUR GOKUL A                                                                               $245,000.00    N
  600055639     MARTIN PAUL DOUGLAS                                                                           $226,500.00    N
  600055640     GRAF THOMAS                                                                                   $400,000.00    N
  600055641     JAFFE GILBERT I                                                                               $325,000.00    N
  600055642     STUART MICHAEL O                                                                              $450,000.00    N


 (vlegal.ace v1.4)                                                 Page   12
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:15:10               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055643     NATHAN MARC W              1509 WOODWARD COURT        BRENTWOOD          TN     37027      $374,594.94
  600055644     THORNE JR EDWIN            1005 MANSION RIDGE ROAD    SANTA FE           NM     87501      $498,577.60
  600055645     LINT RON J                 1216 POWDER RIVER TRAIL    SOUTHLAKE          TX     76092      $216,736.15
  600055647     PETERSON BRETT D           12805 NEW PARKLAND DRIV    HERNDON            VA     22071      $231,710.59
  600055649     CUESTA JUAN A              625 SEVILLA AVENUE         CORAL GABELS       FL     33125      $296,088.19
  600055650     NIEDENTHAL MICHAEL J       1124 E 1284 ROAD           LAWRENCE           KS     66047      $224,608.80
  600055651     DAUZAT MICHEL P            4412 W 150TH STREET        LEAWOOD            KS     66224      $281,201.21
  600055652     MCGRATH MICHAEL G          3052 MARILYN WAY           SANTA BARBARA      CA     93105      $227,715.59
  600055653     COPP CLIFFORD              880 17TH AVENUE SOUTH      NAPLES             FL     34102      $349,793.36
  600055654     BILLINGS STEVEN P          9980 NW WINDOVER DRIVE     FARLEY  E          MO     64028      $479,431.18
  600055655     RAY DUANE                  11709 W 138TH STREET       OVERLAND PARK      KS     66221      $220,082.08
  600055656     ALLISON BRAD B             704 NORTH FULGHAM ROAD     VISALIA            CA     93291      $215,730.54
  600055657     CHIN SERGIO K              5004 RAVEN WAY             CLAYTON            CA     94517      $243,852.84
  600055658     KELLER WALTER R            4812 SANDPOINT ROAD NOR    ALBUQUERQUE        NM     87114      $236,138.69


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055643     NATHAN MARC W                8.000      .250    7.750     .0400     7.710     10/01/2026
  600055644     THORNE JR EDWIN              8.875      .250    8.625     .0400     8.585     07/01/2026
  600055645     LINT RON J                   8.500      .250    8.250     .0400     8.210     10/01/2026
  600055647     PETERSON BRETT D             8.375      .250    8.125     .0400     8.085     10/01/2026
  600055649     CUESTA JUAN A                9.000      .250    8.750     .0400     8.710     11/01/2026
  600055650     NIEDENTHAL MICHAEL J         8.750      .250    8.500     .0400     8.460     09/01/2026
  600055651     DAUZAT MICHEL P              7.750      .250    7.500     .0400     7.460     10/01/2026
  600055652     MCGRATH MICHAEL G            8.375      .250    8.125     .0400     8.085     10/01/2026
  600055653     COPP CLIFFORD                8.625      .250    8.375     .0400     8.335     11/01/2026
  600055654     BILLINGS STEVEN P            8.625      .250    8.375     .0400     8.335     10/01/2026
  600055655     RAY DUANE                    8.500      .250    8.250     .0400     8.210     10/01/2026
  600055656     ALLISON BRAD B               8.375      .250    8.125     .0400     8.085     10/01/2026
  600055657     CHIN SERGIO K                8.500      .250    8.250     .0400     8.210     09/01/2026
  600055658     KELLER WALTER R              8.750      .250    8.500     .0400     8.460     09/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055643     NATHAN MARC W              1502046627                 $2,752.36        18        12/01/1996             360
  600055644     THORNE JR EDWIN            1504050545                 $3,978.22                  12/01/1996             360
  600055645     LINT RON J                 1504066160                 $1,668.54        12        12/01/1996             360
  600055647     PETERSON BRETT D           1504075874                 $1,763.37                  12/01/1996             360
  600055649     CUESTA JUAN A              1504077927                 $2,383.69                  12/01/1996             360
  600055650     NIEDENTHAL MICHAEL J       1505052637                 $1,770.08                  12/01/1996             360
  600055651     DAUZAT MICHEL P            1505056070                 $2,017.42                  12/01/1996             360
  600055652     MCGRATH MICHAEL G          1505058735                 $1,732.96                  12/01/1996             360
  600055653     COPP CLIFFORD              1505060045                 $2,722.27                  12/01/1996             360
  600055654     BILLINGS STEVEN P          1505063972                 $3,733.39                  12/01/1996             360
  600055655     RAY DUANE                  1505901998                 $1,694.30        18        12/01/1996             360
  600055656     ALLISON BRAD B             1506150562                 $1,641.76        12        12/01/1996             360
  600055657     CHIN SERGIO K              1506153436                 $1,878.46                  12/01/1996             360
  600055658     KELLER WALTER R            1506154687                 $1,860.95         2        12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055643     NATHAN MARC W                                                                                 $416,798.00    N
  600055644     THORNE JR EDWIN                                                                             $1,250,000.00    N
  600055645     LINT RON J                                                                                    $230,739.00    N
  600055647     PETERSON BRETT D                                                                              $290,000.00    N
  600055649     CUESTA JUAN A                                                                                 $395,000.00    N
  600055650     NIEDENTHAL MICHAEL J                                                                          $288,500.00    N
  600055651     DAUZAT MICHEL P                                                                               $352,000.00    N
  600055652     MCGRATH MICHAEL G                                                                             $295,000.00    N
  600055653     COPP CLIFFORD                                                                                 $625,000.00    N
  600055654     BILLINGS STEVEN P                                                                             $600,000.00    N
  600055655     RAY DUANE                                                                                     $244,871.00    N
  600055656     ALLISON BRAD B                                                                                $240,000.00    N
  600055657     CHIN SERGIO K                                                                                 $305,424.00    N
  600055658     KELLER WALTER R                                                                               $249,000.00    N


 (vlegal.ace v1.4)                                                 Page   13
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:15:10               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ---------    --------------------        --------------------       ---------------   -----   -----    -----------
  600055659     BLACKFORD TRACY            2917 HIDDEN HILLS CIRCL    CORONA             CA     91720      $279,909.24
  600055660     KINNEAR KENNETH E          21716 139TH AVENUE SOUT    KENT               WA     98032      $331,117.17
  600055662     KLASKY ARLENE              2492 MANDEVILLE CANYON     LOS ANGELES        CA     90049      $861,529.36
  600055663     BELL JR THOMAS             2042 VISTA AVENUE          ARCADIA            CA     91006      $349,606.11
  600055664     OGALDE JULIAN              1124 TOWER ROAD            BEVERLY HILLS      CA     90210      $399,549.84
  600055665     FENNESSY MICHAEL J         801 HENLEY DRIVE           BIRMINGHAM         MI     48009      $349,585.24
  600055666     SHETTY SUDHAKAR S          7408 MERCER TERRACE DRI    MERCER ISLAND      WA     98040      $269,663.18
  600055667     MENZ DAVID P               7521 SE 40TH STREET        MERCER ISLAND      WA     98040      $220,724.32
  600055669     COOK DONALD                2804 BRITTAN AVENUE        SAN CARLOS         CA     94070      $287,631.44
  600055672     WITSMAN GARY R             7810 WOODRIDGE DRIVE       GAINESVILLE        VA     22065      $224,759.61
  600055674     FUGIT LINDA W              5221 SAGECIRCLE NORTH      HOUSTON            TX     77056      $219,725.56
  600055675     VOSVICK DAVID L            5925 WHITTINGDON PLACE     PLANO              TX     75093      $225,448.62
  600055676     LOPEZ RUFINO F             24201 SW 192 AVENUE        HOMESTEAD          FL     33030      $498,438.43
  600055677     KELLERJR HENRY A           10680 RIO HERMOSO          DELRAY BEACH       FL     33446      $399,525.98


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055659     BLACKFORD TRACY              8.500      .250    8.250     .0400     8.210     10/01/2026
  600055660     KINNEAR KENNETH E            8.750      .250    8.500     .0400     8.460     10/01/2026
  600055662     KLASKY ARLENE                8.875      .250    8.625     .0400     8.585     10/01/2026
  600055663     BELL JR THOMAS               8.875      .250    8.625     .0400     8.585     10/01/2026
  600055664     OGALDE JULIAN                8.875      .250    8.625     .0400     8.585     10/01/2026
  600055665     FENNESSY MICHAEL J           8.625      .250    8.375     .0400     8.335     10/01/2026
  600055666     SHETTY SUDHAKAR S            8.375      .250    8.125     .0400     8.085     10/01/2026
  600055667     MENZ DAVID P                 8.375      .250    8.125     .0400     8.085     10/01/2026
  600055669     COOK DONALD                  8.250      .250    8.000     .0400     7.960     10/01/2026
  600055672     WITSMAN GARY R               9.125      .250    8.875     .0400     8.835     10/01/2026
  600055674     FUGIT LINDA W                8.375      .250    8.125     .0400     8.085     10/01/2026
  600055675     VOSVICK DAVID L              8.000      .250    7.750     .0400     7.710     11/01/2026
  600055676     LOPEZ RUFINO F               8.875      .250    8.625     .0400     8.585     10/01/2026
  600055677     KELLERJR HENRY A             8.625      .250    8.375     .0400     8.335     10/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055659     BLACKFORD TRACY            1506158305                 $2,154.88        12        12/01/1996             360
  600055660     KINNEAR KENNETH E          1506159476                 $2,607.91                  12/01/1996             360
  600055662     KLASKY ARLENE              1506162062                 $6,862.44                  12/01/1996             360
  600055663     BELL JR THOMAS             1506163258                 $2,784.76                  12/01/1996             360
  600055664     OGALDE JULIAN              1506910542                 $3,182.58                  12/01/1996             360
  600055665     FENNESSY MICHAEL J         1507174930                 $2,722.26                  12/01/1996             360
  600055666     SHETTY SUDHAKAR S          1507179220                 $2,052.20                  12/01/1996             360
  600055667     MENZ DAVID P               1507179231                 $1,679.76                  12/01/1996             360
  600055669     COOK DONALD                1507184606                 $2,163.65                  12/01/1996             360
  600055672     WITSMAN GARY R             1507191816                 $1,830.68                  12/01/1996             360
  600055674     FUGIT LINDA W              1509947811                 $1,672.16                  12/01/1996             360
  600055675     VOSVICK DAVID L            1509948552                 $1,655.38         1        12/01/1996             360
  600055676     LOPEZ RUFINO F             1511018189                 $3,970.27        18        12/01/1996             360
  600055677     KELLERJR HENRY A           1511028105                 $3,111.16                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055659     BLACKFORD TRACY                                                                               $295,000.00    N
  600055660     KINNEAR KENNETH E                                                                             $510,000.00    N
  600055662     KLASKY ARLENE                                                                               $1,150,000.00    N
  600055663     BELL JR THOMAS                                                                                $485,000.00    N
  600055664     OGALDE JULIAN                                                                                 $850,000.00    N
  600055665     FENNESSY MICHAEL J                                                                            $490,000.00    N
  600055666     SHETTY SUDHAKAR S                                                                             $360,000.00    N
  600055667     MENZ DAVID P                                                                                  $277,400.00    N
  600055669     COOK DONALD                                                                                   $360,000.00    N
  600055672     WITSMAN GARY R                                                                                $300,000.00    N
  600055674     FUGIT LINDA W                                                                                 $275,000.00    N
  600055675     VOSVICK DAVID L                                                                               $237,500.00    N
  600055676     LOPEZ RUFINO F                                                                                $599,000.00    N
  600055677     KELLERJR HENRY A                                                                              $625,000.00    N


 (vlegal.ace v1.4)                                                 Page   14
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:15:10               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055678     CATALL BERNARD M           545 TREYBURN VIEW          ALPHARETTA         GA     30201      $283,927.33
  600055680     GARVEY CHRISTOPHER J       1149 FAIR WAY GARDENS      ATLANTA            GA     30319      $272,289.14
  600055682     SCHAIR RICHARD W           5592 COURT SPRINGS ROAD    GAINESVILLE        GA     30506      $291,271.84
  600055683     CIRA DARRELL J             3452 BRIDLE TRAIL          MARIETTA           GA     30067      $278,651.97
  600055685     RODONI CAROL J             5917 KILARNEY CIRCLE       SAN JOSE           CA     95138      $427,505.71
  600055686     MCDONNELL KEVIN J          4562 OJAI LOOP             UNION CITY         CA     94587      $254,282.41
  600055687     WORDEN JOHN S              91 CAROLYN COURT           LAFAYETTE          CA     94549      $251,443.90
  600055688     MILLER LARRY A             8965 SOUTH FORREST DRIV    HIGHLANDS RANCH    CO     80126      $226,060.32
  600055689     COOK MICHAEL J             3900 MOUNTAIN MEADOW       JACKSON            WY     83001      $259,707.40
  600055690     WILL SR DANIEL             6599 HIGHWAY 66            LONGMONT           CO     80504      $367,596.47
  600055691     FLANERY TIMOTHY W          1243 EAST BOGEY DRIVE      FRUIT HEIGHTS      UT     84037      $291,653.96
  600055692     VEATCH JOEL R              203 CURTIS HILL ROAD       CHEHALIS           WA     98532      $255,696.63
  600055693     HILL RICHARD O             903 LIVE OAK RIDGE         AUSTIN             TX     78746      $351,560.91
  600055694     WALTER CRAIG A             917 EDGEMEER LANE          SOUTHLAKE          TX     76092      $232,958.78


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055678     CATALL BERNARD M             8.375      .250    8.125     .0400     8.085     09/01/2026
  600055680     GARVEY CHRISTOPHER J         8.625      .250    8.375     .0400     8.335     11/01/2026
  600055682     SCHAIR RICHARD W             8.875      .250    8.625     .0400     8.585     10/01/2026
  600055683     CIRA DARRELL J               8.375      .250    8.125     .0400     8.085     10/01/2026
  600055685     RODONI CAROL J               8.750      .250    8.500     .0400     8.460     10/01/2026
  600055686     MCDONNELL KEVIN J            8.375      .250    8.125     .0400     8.085     10/01/2026
  600055687     WORDEN JOHN S                8.500      .250    8.250     .0400     8.210     10/01/2026
  600055688     MILLER LARRY A               8.250      .250    8.000     .0400     7.960     10/01/2026
  600055689     COOK MICHAEL J               8.875      .250    8.625     .0400     8.585     10/01/2026
  600055690     WILL SR DANIEL               9.000      .250    8.750     .0400     8.710     10/01/2026
  600055691     FLANERY TIMOTHY W            8.625      .250    8.375     .0400     8.335     10/01/2026
  600055692     VEATCH JOEL R                8.625      .250    8.375     .0400     8.335     10/01/2026
  600055693     HILL RICHARD O               8.375      .250    8.125     .0400     8.085     10/01/2026
  600055694     WALTER CRAIG A               8.500      .250    8.250     .0400     8.210     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055678     CATALL BERNARD M           1511043867                 $2,166.21                  12/01/1996             360
  600055680     GARVEY CHRISTOPHER J       1511053270                 $2,119.09                  12/01/1996             360
  600055682     SCHAIR RICHARD W           1511056406                 $2,320.10                  12/01/1996             360
  600055683     CIRA DARRELL J             1511056891                 $2,120.60         2        12/01/1996             360
  600055685     RODONI CAROL J             1512024427                 $3,367.08                  12/01/1996             360
  600055686     MCDONNELL KEVIN J          1512034114                 $1,935.14        18        12/01/1996             360
  600055687     WORDEN JOHN S              1512036255                 $1,935.74         1        12/01/1996             360
  600055688     MILLER LARRY A             1513060029                 $1,700.50        12        12/01/1996             360
  600055689     COOK MICHAEL J             1513062400                 $2,068.68                  12/01/1996             360
  600055690     WILL SR DANIEL             1513062614                 $2,961.01                  12/01/1996             360
  600055691     FLANERY TIMOTHY W          1513067924                 $2,271.15                  12/01/1996             360
  600055692     VEATCH JOEL R              1513069089                 $1,991.14                  12/01/1996             360
  600055693     HILL RICHARD O             1520002601                 $2,675.45                  12/01/1996             360
  600055694     WALTER CRAIG A             1525001457                 $1,792.34                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055678     CATALL BERNARD M                                                                              $399,550.00    N
  600055680     GARVEY CHRISTOPHER J                                                                          $360,000.00    N
  600055682     SCHAIR RICHARD W                                                                              $635,000.00    N
  600055683     CIRA DARRELL J                                                                                $310,000.00    N
  600055685     RODONI CAROL J                                                                                $535,000.00    N
  600055686     MCDONNELL KEVIN J                                                                             $268,000.00    N
  600055687     WORDEN JOHN S                                                                                 $265,000.00    N
  600055688     MILLER LARRY A                                                                                $238,308.00    N
  600055689     COOK MICHAEL J                                                                                $325,000.00    N
  600055690     WILL SR DANIEL                                                                                $460,000.00    N
  600055691     FLANERY TIMOTHY W                                                                             $370,000.00    N
  600055692     VEATCH JOEL R                                                                                 $320,000.00    N
  600055693     HILL RICHARD O                                                                                $510,000.00    N
  600055694     WALTER CRAIG A                                                                                $291,398.00    N


 (vlegal.ace v1.4)                                                 Page   15
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:15:10               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055695     LEE HUN KI                 624 HOBART AVENUE          SAN MATEO          CA     94402      $343,581.72
  600055696     PADMANABHAN RAMESH         1225 ST JOSEPH AVENUE      LOS ALTOS          CA     95024      $535,729.32
  600055698     GOODWIN JAMES W            125 VICKSBURG STREET       SAN FRANCISCO      CA     94114      $475,968.82
  600055699     BRUEHL ANTON               1631 HYDE STREET           SAN FRANCISCO      CA     94109      $479,757.60
  600055700     TUCKER WILLIAM PAUL        5427 VILLAWOOD CIRCLE      CALABASAS AREA     CA     91302      $623,260.53
  600055701     DULLAGHAN JOHN P           1086 EAST MARIPOSA STRE    ALTADENA AREA      CA     91001      $232,481.20
  600055702     NGUYEN DIEP KIM            15 VETRINA                 IRVINE             CA     92606      $279,589.29
  600055703     WILLIAMS ROSALIND          2520 23RD STREET           NEWPORT BEACH      CA     92660      $303,620.78
  600055704     KRUSSMAN MICHAEL B         2057 PORT BRISTOL CIRCL    NEWPORT BEACH      CA     92660      $449,480.29
  600055705     PATCHETT CLAYTON E         423 LAKEVIEW ROAD          PASADENA           CA     91105      $649,229.72
  600055706     PERCIVAL JOE WILLIAM       56 LAGUNITA DRIVE          LAGUNA BEACH       CA     92651      $399,757.67
  600055707     RAMBEAU OBIE R             223 VIA NICE               NEWPORT BEACH      CA     92663      $419,745.56
  600055708     LOE DAVID GREGORY          4312 4314 UNIVERSITY       DALLAS             TX     75205      $256,188.12
  600055710     ZEUTZIUS JOSEPH A          10 WESTELM GARDEN          SAN ANTONIO        TX     78230      $244,809.56


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055695     LEE HUN KI                   8.500      .250    8.250     .0400     8.210     10/01/2026
  600055696     PADMANABHAN RAMESH           9.375      .250    9.125     .0400     9.085     11/01/2026
  600055698     GOODWIN JAMES W              8.625      .250    8.375     .0400     8.335     11/01/2026
  600055699     BRUEHL ANTON                 9.375      .250    9.125     .0400     9.085     11/01/2026
  600055700     TUCKER WILLIAM PAUL          8.625      .250    8.375     .0400     8.335     10/01/2026
  600055701     DULLAGHAN JOHN P             8.750      .250    8.500     .0400     8.460     10/01/2026
  600055702     NGUYEN DIEP KIM              8.250      .250    8.000     .0400     7.960     10/01/2026
  600055703     WILLIAMS ROSALIND            8.375      .250    8.125     .0400     8.085     10/01/2026
  600055704     KRUSSMAN MICHAEL B           8.750      .250    8.500     .0400     8.460     10/01/2026
  600055705     PATCHETT CLAYTON E           8.625      .250    8.375     .0400     8.335     10/01/2026
  600055706     PERCIVAL JOE WILLIAM         8.500      .250    8.250     .0400     8.210     11/01/2026
  600055707     RAMBEAU OBIE R               8.500      .250    8.250     .0400     8.210     11/01/2026
  600055708     LOE DAVID GREGORY            8.500      .250    8.250     .0400     8.210     10/01/2026
  600055710     ZEUTZIUS JOSEPH A            8.625      .250    8.375     .0400     8.335     10/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055695     LEE HUN KI                 1561336288                 $2,645.07                  12/01/1996             360
  600055696     PADMANABHAN RAMESH         1561336776                 $4,458.18                  12/01/1996             360
  600055698     GOODWIN JAMES W            1561337203                 $3,704.23                  12/01/1996             360
  600055699     BRUEHL ANTON               1561337815                 $3,992.40                  12/01/1996             360
  600055700     TUCKER WILLIAM PAUL        1562161940                 $4,853.41                  12/01/1996             360
  600055701     DULLAGHAN JOHN P           1562164519                 $1,831.05        12        12/01/1996             360
  600055702     NGUYEN DIEP KIM            1562164723                 $2,105.43                  12/01/1996             360
  600055703     WILLIAMS ROSALIND          1562165238                 $2,310.62                  12/01/1996             360
  600055704     KRUSSMAN MICHAEL B         1562166172                 $3,540.16                  12/01/1996             360
  600055705     PATCHETT CLAYTON E         1562167506                 $5,055.64                  12/01/1996             360
  600055706     PERCIVAL JOE WILLIAM       1562168076                 $3,075.66        12        12/01/1996             360
  600055707     RAMBEAU OBIE R             1562168338                 $3,229.44                  12/01/1996             360
  600055708     LOE DAVID GREGORY          1563132256                 $1,972.26         1        12/01/1996             360
  600055710     ZEUTZIUS JOSEPH A          1563134579                 $1,906.36         1        12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055695     LEE HUN KI                                                                                    $430,000.00    N
  600055696     PADMANABHAN RAMESH                                                                            $670,000.00    N
  600055698     GOODWIN JAMES W                                                                               $635,000.00    N
  600055699     BRUEHL ANTON                                                                                  $610,000.00    N
  600055700     TUCKER WILLIAM PAUL                                                                           $780,000.00    N
  600055701     DULLAGHAN JOHN P                                                                              $245,000.00    N
  600055702     NGUYEN DIEP KIM                                                                               $373,700.00    N
  600055703     WILLIAMS ROSALIND                                                                             $380,000.00    N
  600055704     KRUSSMAN MICHAEL B                                                                            $645,000.00    N
  600055705     PATCHETT CLAYTON E                                                                            $850,000.00    N
  600055706     PERCIVAL JOE WILLIAM                                                                          $475,000.00    N
  600055707     RAMBEAU OBIE R                                                                                $525,000.00    N
  600055708     LOE DAVID GREGORY                                                                             $285,000.00    N
  600055710     ZEUTZIUS JOSEPH A                                                                             $258,000.00    N


 (vlegal.ace v1.4)                                                 Page   16
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:15:10               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055713     BRUCE JAMES G              5530 SW WOODS COURT        PORTLAND           OR     97221      $379,757.68
  600055718     RINO JR JOSEPH             6432 LANDMARK DRIVE        ALEXANDRIA         LA     71303      $259,547.92
  600055721     PORTMAN III JOHN           51 LAFAYETTE DRIVE         ATLANTA            GA     30309      $640,111.97
  600055723     NESSLER BRADLEY R          3748 WHITNEY PLACE         DULUTH             GA     30136      $238,362.77
  600055727     KATZ STEVEN LAWRENCE       16736 RAYEN STREET         LOS ANGELES        CA     91343      $399,769.86
  600055728     JONES J MICHAEL            11212 WALKING FERN COV     SAN DIEGO          CA     92131      $247,791.89
  600055730     TUFT PAUL R                6743 EAST ARROYO COURT     PARADISE VALLEY    AZ     85253      $766,547.16
  600055733     LIDDY G GORDON             7878 EAST GAINEY RANCH     SCOTTSDALE         AZ     85258      $499,712.32
  600055734     JETTER DANA                3834 ORION COURT           PLEASANTON         CA     94566      $327,006.82
  600055736     SULLIVAN PATRICK E         5008 MANCHESTER COURT      GRANITE BAY        CA     95746      $378,514.97
  600055737     REINNOLDT II DONALD        3231 AMERICAN RIVER DRI    SACRAMENTO         CA     95864      $265,838.86
  600055738     RENARD MICHAEL T           1185 TONKAWA ROAD          ORONO              MN     55356      $399,751.38
  600055739     GOUNTANIS ROBERT J         1098 LOMA LINDA AVENUE     ORONO              MN     55364      $270,602.10
  600055742     ROBINSON SCOTT W           41 HESS AVENUE             GOLDEN             CO     80401      $214,873.06


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055713     BRUCE JAMES G                8.250      .250    8.000     .0400     7.960     11/01/2026
  600055718     RINO JR JOSEPH               8.750      .250    8.500     .0400     8.460     09/01/2026
  600055721     PORTMAN III JOHN             8.500      .250    8.250     .0400     8.210     11/01/2026
  600055723     NESSLER BRADLEY R            8.750      .250    8.500     .0400     8.460     11/01/2026
  600055727     KATZ STEVEN LAWRENCE         8.750      .250    8.500     .0400     8.460     11/01/2026
  600055728     JONES J MICHAEL              8.250      .250    8.000     .0400     7.960     11/01/2026
  600055730     TUFT PAUL R                  8.625      .250    8.375     .0400     8.335     11/01/2026
  600055733     LIDDY G GORDON               8.750      .250    8.500     .0400     8.460     11/01/2026
  600055734     JETTER DANA                  8.625      .250    8.375     .0400     8.335     11/01/2026
  600055736     SULLIVAN PATRICK E           8.250      .250    8.000     .0400     7.960     10/01/2026
  600055737     REINNOLDT II DONALD          8.500      .250    8.250     .0400     8.210     11/01/2026
  600055738     RENARD MICHAEL T             8.375      .250    8.125     .0400     8.085     11/01/2026
  600055739     GOUNTANIS ROBERT J           9.000      .250    8.750     .0400     8.710     11/01/2026
  600055742     ROBINSON SCOTT W             8.625      .250    8.375     .0400     8.335     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055713     BRUCE JAMES G              1565137910                 $2,854.82                  12/01/1996             360
  600055718     RINO JR JOSEPH             1566074429                 $2,045.43                  12/01/1996             360
  600055721     PORTMAN III JOHN           1566079171                 $4,924.90                  12/01/1996             360
  600055723     NESSLER BRADLEY R          1566079535                 $1,876.29        14        12/01/1996             360
  600055727     KATZ STEVEN LAWRENCE       1567171125                 $3,146.81                  12/01/1996             360
  600055728     JONES J MICHAEL            1567172219                 $1,862.77                  12/01/1996             360
  600055730     TUFT PAUL R                1569150443                 $5,965.65                  12/01/1996             360
  600055733     LIDDY G GORDON             1569153099                 $3,933.51                  12/01/1996             360
  600055734     JETTER DANA                1573154540                 $2,544.93                  12/01/1996             360
  600055736     SULLIVAN PATRICK E         1573158642                 $2,847.31                  12/01/1996             360
  600055737     REINNOLDT II DONALD        1573161614                 $2,045.31         1        12/01/1996             360
  600055738     RENARD MICHAEL T           1576029216                 $3,040.29                  12/01/1996             360
  600055739     GOUNTANIS ROBERT J         1576029497                 $2,178.52                  12/01/1996             360
  600055742     ROBINSON SCOTT W           1579031462                 $1,672.25                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055713     BRUCE JAMES G                                                                                 $475,000.00    N
  600055718     RINO JR JOSEPH                                                                                $380,000.00    N
  600055721     PORTMAN III JOHN                                                                              $854,025.00    N
  600055723     NESSLER BRADLEY R                                                                             $265,000.00    N
  600055727     KATZ STEVEN LAWRENCE                                                                          $500,000.00    N
  600055728     JONES J MICHAEL                                                                               $322,963.00    N
  600055730     TUFT PAUL R                                                                                 $1,183,634.00    N
  600055733     LIDDY G GORDON                                                                                $650,000.00    N
  600055734     JETTER DANA                                                                                   $480,000.00    N
  600055736     SULLIVAN PATRICK E                                                                            $580,000.00    N
  600055737     REINNOLDT II DONALD                                                                           $280,000.00    N
  600055738     RENARD MICHAEL T                                                                              $535,000.00    N
  600055739     GOUNTANIS ROBERT J                                                                            $361,000.00    N
  600055742     ROBINSON SCOTT W                                                                              $355,000.00    N


 (vlegal.ace v1.4)                                                 Page   17
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:15:10               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055743     HOWELL ROBERT OWEN         595 GILPIN STREET          DENVER             CO     80218      $251,708.96
  600055744     MCGINNIS MICHAEL O         23306 COUNTY ROAD 50       GRANBY             CO     80446      $269,840.59
  600055746     HARVEY MAURINE             9485 SOUTH 1930 WEST       SOUTH JORDAN       UT     84095      $255,856.47
  600055749     HARVEY BRIAN E             24 VERMILLION DRIVE        AVON               CT     06001      $329,566.78
  600055750     MERWIN MICHAEL R           21 SKYTOP DRIVE            TRUMBULL           CT     06611      $259,829.92
  600055754     DIDOMENICO JOSEPH G        36842 KINGSBURN DRIVE      LIVONIA            MI     48152      $299,831.81
  600055756     MBANUGO CHINWENDU I        7345 CHESTERFIELD          CANTON             MI     48187      $237,758.68
  600055757     GOSS KENNETH D             5415 POND BLUFF            WEST BLOOMFIELD    MI     48323      $274,841.78
  600055758     STINE WILLIAM D            1072 BALFOUR               GROSSE POINTE P    MI     48232      $319,639.87
  600055763     PINCHUM GARRICK            24542 MILLCREEK            FARMINGTON         MI     48336      $231,945.37
  600055766     VAUGHN TIMOTHY P           345 NORTH CANAL STREET     CHICAGO            IL     60606      $218,889.40
  600055767     BLAESING GERALD M          1720 HOLLY COURT           LONG GROVE         IL     60047      $472,255.04
  600055770     APPLEDOORN RICHARD         1810 HAWKWEED WAY          MALVERN            PA     19355      $289,810.29
  600055771     POWER MARGARET             1426 KIRBY ROAD            MC LEAN            VA     22101      $499,451.71


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055743     HOWELL ROBERT OWEN           8.750      .250    8.500     .0400     8.460     10/01/2026
  600055744     MCGINNIS MICHAEL O           8.625      .250    8.375     .0400     8.335     11/01/2026
  600055746     HARVEY MAURINE               8.875      .250    8.625     .0400     8.585     11/01/2026
  600055749     HARVEY BRIAN E               8.125      .250    7.875     .0400     7.835     10/01/2026
  600055750     MERWIN MICHAEL R             8.125      .250    7.875     .0400     7.835     11/01/2026
  600055754     DIDOMENICO JOSEPH G          8.875      .250    8.625     .0400     8.585     11/01/2026
  600055756     MBANUGO CHINWENDU I          9.375      .250    9.125     .0400     9.085     10/01/2026
  600055757     GOSS KENNETH D               8.750      .250    8.500     .0400     8.460     11/01/2026
  600055758     STINE WILLIAM D              8.875      .250    8.625     .0400     8.585     10/01/2026
  600055763     PINCHUM GARRICK              9.000      .250    8.750     .0400     8.710     10/01/2026
  600055766     VAUGHN TIMOTHY P             9.375      .250    9.125     .0400     9.085     11/01/2026
  600055767     BLAESING GERALD M            9.250      .250    9.000     .0400     8.960     11/01/2026
  600055770     APPLEDOORN RICHARD           8.125      .250    7.875     .0400     7.835     11/01/2026
  600055771     POWER MARGARET               9.000      .250    8.750     .0400     8.710     10/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055743     HOWELL ROBERT OWEN         1579031655                 $1,982.49                  12/01/1996             360
  600055744     MCGINNIS MICHAEL O         1579034176                 $2,100.04                  12/01/1996             360
  600055746     HARVEY MAURINE             1579034540                 $2,036.86                  12/01/1996             360
  600055749     HARVEY BRIAN E             1580036747                 $2,450.25                  12/01/1996             360
  600055750     MERWIN MICHAEL R           1580037160                 $1,930.50                  12/01/1996             360
  600055754     DIDOMENICO JOSEPH G        1581061080                 $2,386.94                  12/01/1996             360
  600055756     MBANUGO CHINWENDU I        1581064260                 $1,979.57         1        12/01/1996             360
  600055757     GOSS KENNETH D             1581064861                 $2,163.43                  12/01/1996             360
  600055758     STINE WILLIAM D            1581065740                 $2,546.07                  12/01/1996             360
  600055763     PINCHUM GARRICK            1581068749                 $1,868.34         2        12/01/1996             360
  600055766     VAUGHN TIMOTHY P           1583033891                 $1,821.54                  12/01/1996             360
  600055767     BLAESING GERALD M          1583035026                 $3,887.15                  12/01/1996             360
  600055770     APPLEDOORN RICHARD         1587037271                 $2,153.25                  12/01/1996             360
  600055771     POWER MARGARET             1587039903                 $4,023.12                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055743     HOWELL ROBERT OWEN                                                                            $385,000.00    N
  600055744     MCGINNIS MICHAEL O                                                                            $370,000.00    N
  600055746     HARVEY MAURINE                                                                                $320,000.00    N
  600055749     HARVEY BRIAN E                                                                                $527,000.00    N
  600055750     MERWIN MICHAEL R                                                                              $329,900.00    N
  600055754     DIDOMENICO JOSEPH G                                                                           $375,040.00    N
  600055756     MBANUGO CHINWENDU I                                                                           $264,970.00    N
  600055757     GOSS KENNETH D                                                                                $480,000.00    N
  600055758     STINE WILLIAM D                                                                               $400,000.00    N
  600055763     PINCHUM GARRICK                                                                               $258,675.00    N
  600055766     VAUGHN TIMOTHY P                                                                              $280,000.00    N
  600055767     BLAESING GERALD M                                                                             $630,000.00    N
  600055770     APPLEDOORN RICHARD                                                                            $376,000.00    N
  600055771     POWER MARGARET                                                                                $850,000.00    N


 (vlegal.ace v1.4)                                                 Page   18
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:15:10               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055772     MEYERS JOHN P              90 SUMMIT AVENUE           HANOVER            NJ     07927      $255,860.16
  600055773     CHOATE FRED G              190 CHURCH ROAD            EASTTOWN TOWNSH    PA     19333      $359,787.45
  600055776     GELERNT MARK               740 JEFFREY ROAD           MOORESTOWN         NJ     08057      $539,637.67
  600055777     HOWARD SR IVORY            7462 RACE ROAD             HANOVER            MD     21076      $223,867.75
  600055778     DROLLINGER DAVID           146 LAKE DRIVE             MOUNTAIN LAKES     NJ     07046      $299,808.70
  600055780     HARROLD JAMES A            320 ADMIRAL LANE           KEY WEST           FL     33040      $423,506.19
  600055781     ANTUNEZ DE MAYOLO          573 HAMPTON LANE           MIAMI              FL     33149      $423,743.13
  600055783     SELVAGN MICHAEL W          8036 PEBBLE CREEK LANE     PONTE VEDRA BEA    FL     32082      $629,618.34
  600055786     REVELLE III J              1025 WILKINSON STREET      ORLANDO            FL     32803      $332,793.01
  600055787     MAREK MICHAEL P            27870 MT SHASTA WAY        YORBA LINDA        CA     92687      $385,010.54
  600055788     BELL ARTHUR E              2361 BUENA VISTA CIRCLE    CARLSBAD           CA     92008      $264,851.44
  600055789     POON RICKY LAPKEE          171 NORTH CHURCH LANE      BRENTWOOD          CA     90049      $222,368.63
  600055790     HURWITZ LAWRENCE           20652 DE FOREST STREET     WOODLAND HILLS     CA     91364      $319,296.26
  600055792     ZANE DENNIS T              2943 DELAWARE AVENUE       SANTA MONICA       CA     90404      $224,726.41


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055772     MEYERS JOHN P                9.000      .250    8.750     .0400     8.710     11/01/2026
  600055773     CHOATE FRED G                8.625      .250    8.375     .0400     8.335     11/01/2026
  600055776     GELERNT MARK                 8.000      .250    7.750     .0400     7.710     11/01/2026
  600055777     HOWARD SR IVORY              8.625      .250    8.375     .0400     8.335     11/01/2026
  600055778     DROLLINGER DAVID             8.250      .250    8.000     .0400     7.960     11/01/2026
  600055780     HARROLD JAMES A              8.750      .250    8.500     .0400     8.460     11/01/2026
  600055781     ANTUNEZ DE MAYOLO            8.500      .250    8.250     .0400     8.210     11/01/2026
  600055783     SELVAGN MICHAEL W            8.500      .250    8.250     .0400     8.210     11/01/2026
  600055786     REVELLE III J                8.375      .250    8.125     .0400     8.085     11/01/2026
  600055787     MAREK MICHAEL P              8.375      .250    8.125     .0400     8.085     11/01/2026
  600055788     BELL ARTHUR E                8.875      .250    8.625     .0400     8.585     11/01/2026
  600055789     POON RICKY LAPKEE            8.625      .250    8.375     .0400     8.335     11/01/2026
  600055790     HURWITZ LAWRENCE             8.250      .250    8.000     .0400     7.960     11/01/2026
  600055792     ZANE DENNIS T                8.500      .250    8.250     .0400     8.210     10/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055772     MEYERS JOHN P              1587043194                 $2,059.84        18        12/01/1996             360
  600055773     CHOATE FRED G              1587043423                 $2,800.05                  12/01/1996             360
  600055776     GELERNT MARK               1587045939                 $3,962.33                  12/01/1996             360
  600055777     HOWARD SR IVORY            1587045994                 $1,742.25                  12/01/1996             360
  600055778     DROLLINGER DAVID           1587046250                 $2,253.80                  12/01/1996             360
  600055780     HARROLD JAMES A            1589074520                 $3,333.65                  12/01/1996             360
  600055781     ANTUNEZ DE MAYOLO          1589074767                 $3,260.20        18        12/01/1996             360
  600055783     SELVAGN MICHAEL W          1590021972                 $4,844.16                  12/01/1996             360
  600055786     REVELLE III J              1590024744                 $2,531.05         1        12/01/1996             360
  600055787     MAREK MICHAEL P            1595008100                 $2,928.18                  12/01/1996             360
  600055788     BELL ARTHUR E              1595011295                 $2,108.46                  12/01/1996             360
  600055789     POON RICKY LAPKEE          1596009620                 $1,730.59                  12/01/1996             360
  600055790     HURWITZ LAWRENCE           1596011654                 $2,400.30                  12/01/1996             360
  600055792     ZANE DENNIS T              1596012680                 $1,730.06        12        12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055772     MEYERS JOHN P                                                                                 $284,900.00    N
  600055773     CHOATE FRED G                                                                                 $480,000.00    N
  600055776     GELERNT MARK                                                                                  $675,000.00    N
  600055777     HOWARD SR IVORY                                                                               $281,000.00    N
  600055778     DROLLINGER DAVID                                                                              $450,000.00    N
  600055780     HARROLD JAMES A                                                                               $575,000.00    N
  600055781     ANTUNEZ DE MAYOLO                                                                             $499,000.00    N
  600055783     SELVAGN MICHAEL W                                                                           $1,050,000.00    N
  600055786     REVELLE III J                                                                                 $370,000.00    N
  600055787     MAREK MICHAEL P                                                                               $481,612.00    N
  600055788     BELL ARTHUR E                                                                                 $410,000.00    N
  600055789     POON RICKY LAPKEE                                                                             $278,169.00    N
  600055790     HURWITZ LAWRENCE                                                                              $400,000.00    N
  600055792     ZANE DENNIS T                                                                                 $250,000.00    N


 (vlegal.ace v1.4)                                                 Page   19
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:15:10               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055793     GODDARD GARY               1215 COLDWATER CANYON      BEVERLY HILLS      CA     90210      $918,178.94
  600055794     MORANT PETER J             1550 N LAKE SHORE DRIVE    CHICAGO            IL     60610      $479,716.61
  600055795     KAHL ANDREW H              4719 FALSTONE AVENUE       CHEVY CHASE        MD     20815      $239,834.83
  600055796     CONNERY JAN L              21 GLEN ROAD SOUTH         LEXINGTON          MA     02173      $279,613.36
  600055797     BRESTEN PAUL               25 ZACHARY LANE            READING            MA     01867      $399,763.84
  600055799     NELSON LESLIE S            515 WEST END AVE 4A        NEW YORK           NY     10024      $581,054.57
  600055800     SCHULZ LAWRENCE D          439 LAFAYETTE STREET       NEW YORK           NY     10003      $314,148.97
  600055802     RANDAZZA CHRISTOPHER       182    BENNETTS LN         FRANKLIN           NJ     08873      $216,490.48
  600055803     WHITENACK DOUGLAS M        45     OXFORD LANE         EATONTOWN          NJ     07724      $251,021.77
  600055808     GOMEZ ANASTASIA            1313   NORTH RITCHIE CO    CHICAGO            IL     60610      $357,564.69
  600055809     SOTO ISMAEL RAMIREZ        29     PRATT ROAD          SCITUATE           MA     02066      $221,893.13
  600055814     SKARZYNSKI JOSEPH          6842 DARTMOUTH STREET      FOREST HILLS       NY     11375      $227,729.79
  600055817     RATNER SANFORD             1 STONY RUN ROAD           GREAT NECK         NY     11021      $251,716.40
  600055818     SIEGEL RHEA E              12 OTSEGO PLACE            JERICHO            NY     11753      $267,463.93


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055793     GODDARD GARY                 8.375      .250    8.125     .0400     8.085     11/01/2026
  600055794     MORANT PETER J               8.625      .250    8.375     .0400     8.335     11/01/2026
  600055795     KAHL ANDREW H                7.875      .250    7.625     .0400     7.585     11/01/2026
  600055796     CONNERY JAN L                7.875      .250    7.625     .0400     7.585     10/01/2026
  600055797     BRESTEN PAUL                 8.625      .250    8.375     .0400     8.335     11/01/2026
  600055799     NELSON LESLIE S              8.125      .250    7.875     .0400     7.835     02/01/2026
  600055800     SCHULZ LAWRENCE D            9.125      .250    8.875     .0400     8.835     07/01/2026
  600055802     RANDAZZA CHRISTOPHER         8.875      .250    8.625     .0400     8.585     05/01/2026
  600055803     WHITENACK DOUGLAS M          7.875      .250    7.625     .0400     7.585     07/01/2026
  600055808     GOMEZ ANASTASIA              8.500      .250    8.250     .0400     8.210     10/01/2026
  600055809     SOTO ISMAEL RAMIREZ          8.500      .250    8.250     .0400     8.210     09/01/2026
  600055814     SKARZYNSKI JOSEPH            8.625      .250    8.375     .0400     8.335     10/01/2026
  600055817     RATNER SANFORD               8.875      .250    8.625     .0400     8.585     10/01/2026
  600055818     SIEGEL RHEA E                9.125      .250    8.875     .0400     8.835     10/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055793     GODDARD GARY               1596013117                 $6,983.17                  12/01/1996             360
  600055794     MORANT PETER J             1619002480                 $3,733.39                  12/01/1996             360
  600055795     KAHL ANDREW H              1701129686                 $1,740.17                  12/01/1996             360
  600055796     CONNERY JAN L              1816000255                 $2,030.19                  12/01/1996             360
  600055797     BRESTEN PAUL               1816001780                 $3,111.16                  12/01/1996             360
  600055799     NELSON LESLIE S            1111024854                 $4,343.61                  12/01/1996             360
  600055800     SCHULZ LAWRENCE D          1111041988                 $2,562.95                  12/01/1996             360
  600055802     RANDAZZA CHRISTOPHER       1101190915                 $1,731.32         2        12/01/1996             360
  600055803     WHITENACK DOUGLAS M        1101192863                 $1,826.45         2        12/01/1996             360
  600055808     GOMEZ ANASTASIA            1583032152                 $2,752.72         2        12/01/1996             360
  600055809     SOTO ISMAEL RAMIREZ        1811063112                 $1,709.29         1        12/01/1996             360
  600055814     SKARZYNSKI JOSEPH          1111050559                 $1,773.37         7        12/01/1996             360
  600055817     RATNER SANFORD             1111063776                 $2,005.03        18        12/01/1996             360
  600055818     SIEGEL RHEA E              1111064247                 $2,178.51                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055793     GODDARD GARY                                                                                $1,225,000.00    N
  600055794     MORANT PETER J                                                                                $800,000.00    N
  600055795     KAHL ANDREW H                                                                                 $330,000.00    N
  600055796     CONNERY JAN L                                                                                 $350,000.00    N
  600055797     BRESTEN PAUL                                                                                  $500,000.00    N
  600055799     NELSON LESLIE S                                                                               $900,000.00    N
  600055800     SCHULZ LAWRENCE D                                                                             $495,000.00    N
  600055802     RANDAZZA CHRISTOPHER                                                                          $265,000.00    N
  600055803     WHITENACK DOUGLAS M                                                                           $296,363.00    N
  600055808     GOMEZ ANASTASIA                                                                               $425,000.00    N
  600055809     SOTO ISMAEL RAMIREZ                                                                           $234,000.00    N
  600055814     SKARZYNSKI JOSEPH                                                                             $240,000.00    N
  600055817     RATNER SANFORD                                                                                $280,000.00    N
  600055818     SIEGEL RHEA E                                                                                 $357,000.00    N


 (vlegal.ace v1.4)                                                 Page   20
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:15:10               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055823     BRETTLER JEFFREY W         816 BRONZE LANE            LOS ANGELES        CA     90049      $502,603.68
  600055824     GERVAISE BRYAN L           16271 IVORY COURT          CHINO HILLS        CA     91709      $238,074.72
  600055825     BOWLES MARK S              676 SOUTH PATHFINDER       ANAHEIM            CA     92807      $279,934.60
  600055826     GORDON RICHARD A           21134 NASHVILLE STREET     CHATSWORTH         CA     91311      $280,667.01
  600055833     KENNEDY JOSEPH PATRICK     4515 NORTH ALVERNON WES    TUCSON             AZ     85718      $264,677.79
  600055834     BOLSTER STEVEN D           4035 WINDSONG CIRCLE       PRIOR LAKE         MN     55372      $232,916.44
  600055839     WHITE BRUCE A              5022 CHERRY BLOSSOM CIR    WEST BLOOMFIELD    MI     48324      $236,726.30
  600055840     BRUDZINSKI MICHAEL R       5507 FAWNBROOK COURT       DUBLIN             OH     43017      $232,431.24
  600055844     LONGSWORTH PAUL M          4329 NORTH 17TH STREET     ARLINGTON          VA     22207      $273,640.30
  600055846     GAGLIANO JOHN E            3307 CAROLINA PLACE        ALEXANDRIA         VA     22305      $239,692.87
  600055849     SEIDMAN RICH               13037 SKY VALLEY ROAD      LOS ANGELES        CA     90049      $519,367.71
  600056051     WATTS                      31908 SUNLAND              FAIR OAKS RANCH    TX     78015      $303,811.05
  600056052     FISK                       8319 CHESHIRE COURT        WOODSTOCK          IL     60098      $274,800.00
  600056053     LAMBROS                    23428 TRES CORONAS ROAD    SPICEWOOD          TX     78669      $269,840.60


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055823     BRETTLER JEFFREY W           8.625      .250    8.375     .0400     8.335     10/01/2026
  600055824     GERVAISE BRYAN L             8.750      .250    8.500     .0400     8.460     10/01/2026
  600055825     BOWLES MARK S                8.875      .250    8.625     .0400     8.585     10/01/2026
  600055826     GORDON RICHARD A             8.625      .250    8.375     .0400     8.335     10/01/2026
  600055833     KENNEDY JOSEPH PATRICK       8.500      .250    8.250     .0400     8.210     10/01/2026
  600055834     BOLSTER STEVEN D             8.500      .250    8.250     .0400     8.210     10/01/2026
  600055839     WHITE BRUCE A                8.750      .250    8.500     .0400     8.460     10/01/2026
  600055840     BRUDZINSKI MICHAEL R         8.750      .250    8.500     .0400     8.460     10/01/2026
  600055844     LONGSWORTH PAUL M            8.125      .250    7.875     .0400     7.835     10/01/2026
  600055846     GAGLIANO JOHN E              8.250      .250    8.000     .0400     7.960     10/01/2026
  600055849     SEIDMAN RICH                 8.500      .250    8.250     .0400     8.210     10/01/2026
  600056051     WATTS                        8.375      .250    8.125     .0400     8.085     11/01/2026
  600056052     FISK                         8.375      .250    8.125     .0400     8.085     12/01/2026
  600056053     LAMBROS                      8.625      .250    8.375     .0400     8.335     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055823     BRETTLER JEFFREY W         1562163924                 $3,913.84                  12/01/1996             360
  600055824     GERVAISE BRYAN L           1562165781                 $1,875.11        12        12/01/1996             360
  600055825     BOWLES MARK S              1562166220                 $2,229.80        12        12/01/1996             360
  600055826     GORDON RICHARD A           1562166274                 $2,185.59                  12/01/1996             360
  600055833     KENNEDY JOSEPH PATRICK     1569151720                 $2,037.62                  12/01/1996             360
  600055834     BOLSTER STEVEN D           1576016575                 $1,793.11                  12/01/1996             360
  600055839     WHITE BRUCE A              1581043840                 $1,864.48        12        12/01/1996             360
  600055840     BRUDZINSKI MICHAEL R       1581062866                 $1,830.66        14        12/01/1996             360
  600055844     LONGSWORTH PAUL M          1587041712                 $2,034.45                  12/01/1996             360
  600055846     GAGLIANO JOHN E            1587045815                 $1,803.04                  12/01/1996             360
  600055849     SEIDMAN RICH               1596011723                 $3,998.36                  12/01/1996             360
  600056051     WATTS                      0883560                    $2,310.62                  12/01/1996             360
  600056052     FISK                       0891066                    $2,088.68                  12/01/1996             360
  600056053     LAMBROS                    0893007                    $2,100.03                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055823     BRETTLER JEFFREY W                                                                            $629,000.00    N
  600055824     GERVAISE BRYAN L                                                                              $250,900.00    N
  600055825     BOWLES MARK S                                                                                 $295,000.00    N
  600055826     GORDON RICHARD A                                                                              $365,000.00    N
  600055833     KENNEDY JOSEPH PATRICK                                                                        $350,000.00    N
  600055834     BOLSTER STEVEN D                                                                              $291,500.00    N
  600055839     WHITE BRUCE A                                                                                 $270,000.00    N
  600055840     BRUDZINSKI MICHAEL R                                                                          $244,986.00    N
  600055844     LONGSWORTH PAUL M                                                                             $342,500.00    N
  600055846     GAGLIANO JOHN E                                                                               $300,000.00    N
  600055849     SEIDMAN RICH                                                                                  $650,000.00    N
  600056051     WATTS                                                                                         $406,000.00    N
  600056052     FISK                                                                                          $343,526.00    N
  600056053     LAMBROS                                                                                       $375,000.00    N


 (vlegal.ace v1.4)                                                 Page   21
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:15:10               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600056055     HAYES                      7204 FOREST WAY            GENOE TWP          MI     48116      $419,745.56
  600056057     BLOMSTRO                   2743 N WOLCOTT             CHICAGO            IL     60614      $224,856.53
  600056060     PONZI                      707 SOUTH GLENDALE LANE    MOUNT PROSPECT     IL     60056      $251,843.37
  600056062     BRANDENB                   5842 MOOSE LAKE ROAD       ELY                MN     55731      $297,814.77
  600056067     LACUSTA                    69308 PINE RIVER DRIVE     ROMEO              MI     48065      $474,747.22
  600056068     NITTO                      1757 WASHINGTON AVENUE     WILMETTE           IL     60091      $253,058.05
  600056071     PROESEL                    3443 N HOYNE AVENUE        CHICAGO            IL     60618      $279,834.69
  600056072     RODI                       4842 NORTH PAULINA         CHICAGO            IL     60640      $249,452.64
  600056073     LOWE                       1480 WILMETTE STREET       WHEATON            IL     60187      $329,805.17
  600056077     TAVAKOLI                   2454 ISLANDVIEW            W BLOOMFIELD       MI     48324      $327,658.59
  600056083     SECRETI                    1119 NORTH WOODBINE AVENU  OAK PARK           IL     60302      $344,796.32
  600056084     BENEDETT                   4250 SANDY LANE            BLOOMFIELD         MI     48301      $259,878.70
  600056085     GONZALEZ                   7365 THORNAPPLE PINES DR   GRAND RAPIDS       MI     49546      $279,730.43
  600056090     DEAN                       668 MANHATTAN ROAD SE      EAST GRAND RAPI    MI     49506      $399,751.38


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600056055     HAYES                        8.500      .250    8.250     .0400     8.210     11/01/2026
  600056057     BLOMSTRO                     8.250      .250    8.000     .0400     7.960     11/01/2026
  600056060     PONZI                        8.375      .250    8.125     .0400     8.085     11/01/2026
  600056062     BRANDENB                     8.375      .250    8.125     .0400     8.085     11/01/2026
  600056067     LACUSTA                      9.125      .250    8.875     .0400     8.835     11/01/2026
  600056068     NITTO                        8.875      .250    8.625     .0400     8.585     11/01/2026
  600056071     PROESEL                      8.625      .250    8.375     .0400     8.335     11/01/2026
  600056072     RODI                         8.625      .250    8.375     .0400     8.335     11/01/2026
  600056073     LOWE                         8.625      .250    8.375     .0400     8.335     11/01/2026
  600056077     TAVAKOLI                     9.250      .250    9.000     .0400     8.960     10/01/2026
  600056083     SECRETI                      8.625      .250    8.375     .0400     8.335     11/01/2026
  600056084     BENEDETT                     9.750      .250    9.500     .0400     9.460     11/01/2026
  600056085     GONZALEZ                     8.500      .250    8.250     .0400     8.210     11/01/2026
  600056090     DEAN                         8.375      .250    8.125     .0400     8.085     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600056055     HAYES                      0895934                    $3,229.44                  12/01/1996             360
  600056057     BLOMSTRO                   0897518                    $1,690.35        12        12/01/1996             360
  600056060     PONZI                      0897960                    $1,915.38                  12/01/1996             360
  600056062     BRANDENB                   0899434                    $2,265.02                  12/01/1996             360
  600056067     LACUSTA                    0900230                    $3,864.76                  12/01/1996             360
  600056068     NITTO                      0900257                    $2,014.57                  12/01/1996             360
  600056071     PROESEL                    0900523                    $2,177.81                  12/01/1996             360
  600056072     RODI                       0900534                    $1,941.36                  12/01/1996             360
  600056073     LOWE                       0900595                    $2,566.71                  12/01/1996             360
  600056077     TAVAKOLI                   0901114                    $2,698.38                  12/01/1996             360
  600056083     SECRETI                    0901298                    $2,683.37                  12/01/1996             360
  600056084     BENEDETT                   0901320                    $2,233.80                  12/01/1996             360
  600056085     GONZALEZ                   0901331                    $2,152.19                  12/01/1996             360
  600056090     DEAN                       0901714                    $3,040.29                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600056055     HAYES                                                                                         $564,000.00    N
  600056057     BLOMSTRO                                                                                      $254,977.00    N
  600056060     PONZI                                                                                         $315,000.00    N
  600056062     BRANDENB                                                                                      $424,500.00    N
  600056067     LACUSTA                                                                                       $650,000.00    N
  600056068     NITTO                                                                                         $316,500.00    N
  600056071     PROESEL                                                                                       $350,000.00    N
  600056072     RODI                                                                                          $312,000.00    N
  600056073     LOWE                                                                                          $412,500.00    N
  600056077     TAVAKOLI                                                                                      $411,000.00    N
  600056083     SECRETI                                                                                       $445,600.00    N
  600056084     BENEDETT                                                                                      $412,500.00    N
  600056085     GONZALEZ                                                                                      $349,900.00    N
  600056090     DEAN                                                                                          $600,000.00    N


 (vlegal.ace v1.4)                                                 Page   22
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:15:10               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600056091     JOUBRAN                    8132 UNDERWOOD RIDGE       TRAVERSE CITY      MI     49684      $321,799.86
  600056092     COEN                       810 NORTH AVENUE           DEERFIELD          IL     60015      $284,000.00
  600056094     BOGUSLAW                   5N101 CANVAS BACK LANE     BARTLETT           IL     60103      $257,855.36
  600056112     PODMOLIK                   3131 NORTH SEMINARY AVENU  CHICAGO            IL     60657      $257,052.03
  600056118     CONNOLLY                   251 MAPLEWOOD RD           RIVERSIDE          IL     60546      $328,000.00
  600056119     WILLIAMS                   1191 BISCAY COURT          AURORA             IL     60504      $246,842.50
  600056132     MCINTYRE                   9903 WEST SOMERSET LANE    PALOS PARK         IL     60464      $340,000.00
  600056135     EVAVOLD                    1269 CROWNDALE LANE        CANTON             MI     48188      $216,467.12
  600056137     WELLS                      35399 SNICKERVILLE TNPK    PURCELLVILLE       VA     22132      $319,296.26
  600056141     TAN                        1900 TRILLIUM COVE         AUSTIN             TX     78733      $229,695.77
  600056143     PAWELCZY                   21370 GINGER LANE          FRANKFORT          IL     60423      $237,466.80
  600056147     CHAMBERS                   1058 SPRINGWOOD LANE       ROCHESTER HILLS    MI     48309      $238,500.00
  600056151     GILBERTS                   34 WEDGEWOOD               HAWTHORN           IL     60047      $350,000.00
  600056153     DONIGER                    1123 GREENBAY RD           HIGHLAND PARK      IL     60035      $300,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600056091     JOUBRAN                      8.375      .250    8.125     .0400     8.085     11/01/2026
  600056092     COEN                         8.500      .250    8.250     .0400     8.210     12/01/2026
  600056094     BOGUSLAW                     8.875      .250    8.625     .0400     8.585     11/01/2026
  600056112     PODMOLIK                     8.750      .250    8.500     .0400     8.460     11/01/2026
  600056118     CONNOLLY                     8.250      .250    8.000     .0400     7.960     12/01/2026
  600056119     WILLIAMS                     8.250      .250    8.000     .0400     7.960     11/01/2026
  600056132     MCINTYRE                     8.250      .250    8.000     .0400     7.960     12/01/2026
  600056135     EVAVOLD                      8.625      .250    8.375     .0400     8.335     11/01/2026
  600056137     WELLS                        8.250      .250    8.000     .0400     7.960     11/01/2026
  600056141     TAN                          8.000      .250    7.750     .0400     7.710     11/01/2026
  600056143     PAWELCZY                     8.875      .250    8.625     .0400     8.585     11/01/2026
  600056147     CHAMBERS                     8.500      .250    8.250     .0400     8.210     12/01/2026
  600056151     GILBERTS                     8.000      .250    7.750     .0400     7.710     12/01/2026
  600056153     DONIGER                      7.500      .250    7.250     .0400     7.210     12/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600056091     JOUBRAN                    0901897                    $2,447.43                  12/01/1996             360
  600056092     COEN                       0902036                    $2,183.71                  12/01/1996             360
  600056094     BOGUSLAW                   0902142                    $2,052.76                  12/01/1996             360
  600056112     PODMOLIK                   0902905                    $2,023.39                  12/01/1996             360
  600056118     CONNOLLY                   0903148                    $2,464.15                  12/01/1996             360
  600056119     WILLIAMS                   0903160                    $1,855.63                  12/01/1996             360
  600056132     MCINTYRE                   0903520                    $2,554.31                  12/01/1996             360
  600056135     EVAVOLD                    0903552                    $1,684.66                  12/01/1996             360
  600056137     WELLS                      0903598                    $2,400.30        18        12/01/1996             360
  600056141     TAN                        0903732                    $1,686.56                  12/01/1996             360
  600056143     PAWELCZY                   0904623                    $1,890.45                  12/01/1996             360
  600056147     CHAMBERS                   0904746                    $1,833.86        12        12/01/1996             360
  600056151     GILBERTS                   0905371                    $2,568.18                  12/01/1996             360
  600056153     DONIGER                    0905561                    $2,097.64                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600056091     JOUBRAN                                                                                       $475,000.00    N
  600056092     COEN                                                                                          $355,000.00    N
  600056094     BOGUSLAW                                                                                      $397,000.00    N
  600056112     PODMOLIK                                                                                      $327,989.00    N
  600056118     CONNOLLY                                                                                      $411,000.00    N
  600056119     WILLIAMS                                                                                      $309,000.00    N
  600056132     MCINTYRE                                                                                      $425,000.00    N
  600056135     EVAVOLD                                                                                       $274,722.00    N
  600056137     WELLS                                                                                         $355,000.00    N
  600056141     TAN                                                                                           $306,500.00    N
  600056143     PAWELCZY                                                                                      $297,000.00    N
  600056147     CHAMBERS                                                                                      $265,000.00    N
  600056151     GILBERTS                                                                                      $555,000.00    N
  600056153     DONIGER                                                                                       $401,000.00    N


 (vlegal.ace v1.4)                                                 Page   23
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:15:10               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600056157     GARTNER                    606 SOUTH BODIN            HINSDALE           IL     60521      $420,000.00
  600056161     SHANE                      3961 OAKDALE AVENUE        PASADENA           CA     91107      $308,000.00
  600056162     LITVINSK                   11501 DONA TERESA DRIVE    LOS ANGELES        CA     91604      $267,750.00
  600056171     BERRONG                    7925 BRIDGE GATE DRIVE     LAS VEGAS          NV     89128      $237,246.26
  600056180     KOCEJA                     1373 EAST 13430 SOUTH      DRAPER             UT     84020      $220,882.39
  600056317     ANGELICO, FRANK            57     SINCLAIR AVENUE     STATEN ISLAND      NY     10312      $297,270.18
  600056318     CLARK, JEAN P              29     COPPER PENNY ROA    RARITAN TOWNSHI    NJ     08822      $292,812.46
  600056320     ROY RUKMINI B              343 LONG HILL DRIVE        SHORT HILLS        NJ     07078      $487,553.03


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600056157     GARTNER                      8.250      .250    8.000     .0400     7.960     12/01/2026
  600056161     SHANE                        9.000      .250    8.750     .0400     8.710     12/01/2026
  600056162     LITVINSK                     8.125      .250    7.875     .0400     7.835     12/01/2026
  600056171     BERRONG                      9.125      .250    8.875     .0400     8.835     10/01/2026
  600056180     KOCEJA                       9.125      .250    8.875     .0400     8.835     11/01/2026
  600056317     ANGELICO, FRANK              8.500      .250    8.250     .0400     8.210     08/01/2026
  600056318     CLARK, JEAN P                8.375      .250    8.125     .0400     8.085     08/01/2026
  600056320     ROY RUKMINI B                8.500      .250    8.250     .0400     8.210     08/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600056157     GARTNER                    0906506                    $3,155.32                  12/01/1996             360
  600056161     SHANE                      6296180                    $2,478.24                  12/01/1996             360
  600056162     LITVINSK                   6296292                    $1,988.04         7        12/01/1996             360
  600056171     BERRONG                    7191320                    $1,932.38         2        12/01/1996             360
  600056180     KOCEJA                     7263516                    $1,798.13                  12/01/1996             360
  600056317     ANGELICO, FRANK            1115000348                 $2,291.36                  12/01/1996             360
  600056318     CLARK, JEAN P              1587034014                 $2,231.20        12        12/01/1996             360
  600056320     ROY RUKMINI B              1114002417                 $3,758.06         1        12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600056157     GARTNER                                                                                       $550,000.00    N
  600056161     SHANE                                                                                         $385,000.00    N
  600056162     LITVINSK                                                                                      $315,000.00    N
  600056171     BERRONG                                                                                       $250,000.00    N
  600056180     KOCEJA                                                                                        $302,500.00    N
  600056317     ANGELICO, FRANK                                                                               $407,000.00    N
  600056318     CLARK, JEAN P                                                                                 $309,000.00    N
  600056320     ROY RUKMINI B                                                                                 $575,000.00    N


 (vlegal.ace v1.4)                                                 Page   24
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  11:15:10               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Group 2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------



                   LOAN         # OF           CURRENT           PROPERTY        ORIG LOAN
                   COUNT       BUYDOWN         BALANCE           VALUE           AMOUNT              P & I
 ** POOL           -----       -------         -------           ---------       ---------           -----
 ** TOTAL                 316             0   100,159,354.94       131,733,786.00   100,271,745.00       768,201.86


 (vlegal.ace v1.4)                                                 Page    1
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500058297     SINGER,MAURICE             316 N. NASSAU AVENUE       MARGATE            NJ     08402      $235,949.47
  500058305     LALWANI,ANIL K             251 MOLINO AVENUE          MILL VALLEY        CA     94941      $353,999.23
  500058632     REYNOLDS,MICHAEL&BARBARA   127 TIBURON BOULEVARD      MILL VALLEY        CA     94941      $411,155.72
  500058710     SHEWER,KENNETH A           112 GUNN HILL ROAD         NEW PRESTON (WA    CT     06777    $1,272,022.34
  500058812     MIRZAIE,REZA               1609 QUEENSTOWN ROAD       NICHOLS HILLS      OK     73116      $298,384.07
  500058895     ARONSTEIN,MICHAEL C        74 WENDOVER ROAD           TOWN OF HARRISO    NY     10580      $426,755.42
  500058902     KRAMER,ALLEN S             18565 DORAL WAY            TARZANA            CA     91355      $284,015.32
  500058990     TANG,C BRIAN M D  & HSUEH  2737 VIA OLEDAS            PALOS VERDES ES    CA     90274      $536,566.56
  500058991     HARRISON,DONALD G & NANCY  1934 PORT PROVENCE PLACE   NEWPORT BEACH      CA     92660      $553,733.81
  500058993     FAN,LONG-SHENG & HSIEH,ME  7103 MARTWOOD WAY          SAN JOSE           CA     95120      $208,241.70
  500059202     LYNCH,JOSEPH M & ANN J     17184 CARRANZA DRIVE       SAN DIEGO          CA     92127      $234,610.01
  500059205     ROGERS,TRICIA NEUJAHR & T  6974 MILLIE MAY LANE       VACAVLLE           CA     95688      $221,114.85
  500059208     MCDONALD,LAWRENCE JAMES &  1380 JAMES COURT           MORGAN HILL        CA     95037      $434,400.79
  500059213     ALDERSON,JAMES C & CHERYL  1356 STONECREST CIRCLE     BREA               CA     92621      $262,305.93


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500058297     SINGER,MAURICE               7.750      .150    7.600     .1000     7.500     06/01/2010
  500058305     LALWANI,ANIL K               7.250      .150    7.100     .1000     7.000     06/01/2010
  500058632     REYNOLDS,MICHAEL&BARBARA     7.550      .250    7.300     .0500     7.250     08/01/2010
  500058710     SHEWER,KENNETH A             7.375      .150    7.225     .1000     7.125     08/01/2010
  500058812     MIRZAIE,REZA                 7.000      .150    6.850     .1000     6.750     08/01/2010
  500058895     ARONSTEIN,MICHAEL C          7.250      .150    7.100     .1000     7.000     08/01/2010
  500058902     KRAMER,ALLEN S               6.875      .150    6.725     .1000     6.625     08/01/2010
  500058990     TANG,C BRIAN M D  & HSUEH    7.250      .250    7.000     .0500     6.950     07/01/2010
  500058991     HARRISON,DONALD G & NANCY    7.625      .250    7.375     .0500     7.325     07/01/2010
  500058993     FAN,LONG-SHENG & HSIEH,ME    7.625      .250    7.375     .0500     7.325     07/01/2010
  500059202     LYNCH,JOSEPH M & ANN J       7.500      .250    7.250     .0500     7.200     07/01/2010
  500059205     ROGERS,TRICIA NEUJAHR & T    7.625      .250    7.375     .0500     7.325     07/01/2010
  500059208     MCDONALD,LAWRENCE JAMES &    7.125      .250    6.875     .0500     6.825     07/01/2010
  500059213     ALDERSON,JAMES C & CHERYL    7.500      .250    7.250     .0500     7.200     07/01/2010


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500058297     SINGER,MAURICE             091814799                  $2,353.19                  12/01/1996             180
  500058305     LALWANI,ANIL K             091819730                  $3,432.36                  12/01/1996             180
  500058632     REYNOLDS,MICHAEL&BARBARA   120178970                  $4,026.28                  12/01/1996             180
  500058710     SHEWER,KENNETH A           091819914                  *********                  12/01/1996             180
  500058812     MIRZAIE,REZA               091829383                  $2,831.31        18        12/01/1996             180
  500058895     ARONSTEIN,MICHAEL C        091827050                  $6,618.26                  12/01/1996             180
  500058902     KRAMER,ALLEN S             091832749                  $2,675.56                  12/01/1996             180
  500058990     TANG,C BRIAN M D  & HSUEH  3664307                    $5,203.32                  12/01/1996             180
  500058991     HARRISON,DONALD G & NANCY  3665544                    $5,464.66                  12/01/1996             180
  500058993     FAN,LONG-SHENG & HSIEH,ME  3665536                    $2,055.09                  12/01/1996             180
  500059202     LYNCH,JOSEPH M & ANN J     0003669611                 $2,299.00                  12/01/1996             180
  500059205     ROGERS,TRICIA NEUJAHR & T  0003666120                 $2,182.13                  12/01/1996             180
  500059208     MCDONALD,LAWRENCE JAMES &  0003652492                 $4,166.83                  12/01/1996             180
  500059213     ALDERSON,JAMES C & CHERYL  3668282                    $2,628.09         3        12/01/1996             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500058297     SINGER,MAURICE              .00       .00       .00       .000        .150          .250      $475,000.00    N
  500058305     LALWANI,ANIL K              .00       .00       .00       .000        .150          .250      $470,000.00    N
  500058632     REYNOLDS,MICHAEL&BARBARA                                                                      $590,000.00    N
  500058710     SHEWER,KENNETH A            .00       .00       .00       .000        .150          .250    $1,787,500.00    N
  500058812     MIRZAIE,REZA                .00       .00       .00       .000        .150          .250      $360,000.00    N
  500058895     ARONSTEIN,MICHAEL C         .00       .00       .00       .000        .150          .250      $975,000.00    N
  500058902     KRAMER,ALLEN S              .00       .00       .00       .000        .150          .250      $603,000.00    N
  500058990     TANG,C BRIAN M D  & HSUEH                                                                   $1,400,000.00    N
  500058991     HARRISON,DONALD G & NANCY                                                                   $1,045,000.00    N
  500058993     FAN,LONG-SHENG & HSIEH,ME                                                                     $330,000.00    N
  500059202     LYNCH,JOSEPH M & ANN J                                                                        $310,000.00    N
  500059205     ROGERS,TRICIA NEUJAHR & T                                                                     $292,000.00    N
  500059208     MCDONALD,LAWRENCE JAMES &                                                                     $575,000.00    N
  500059213     ALDERSON,JAMES C & CHERYL                                                                     $315,000.00    N


 (vlegal.ace v1.4)                                                 Page    2
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500059831     ALLISONBROWN,SHARON A      2108 WARFIELD AVENUE       REDONDO BEACH      CA     90278      $214,676.19
  500060056     COHEN,MORLEY J & ANITA     573 MEADOWRUN STREET       THOUSAND OAKS      CA     91360      $261,577.58
  500060238     SUBER,JAMES O              49623 WINSLOW COURT        PLYMOUTH TWP       MI     48170      $278,841.29
  500060280     BIANCO,JOSEPH              180 BARTON AVENUE          PALM BEACH         FL     33480      $719,423.90
  500060406     MICKELIS,GEORGE N          3301 RICE BOULEVARD        HOUSTON            TX     77005      $329,170.38
  500060410     WARNER,DHYANNE             350 AMBAR WAY              MENLO PARK         CA     94025      $480,850.26
  500060472     EYE,ROBERT C JR & TROUT,P  6 SPANISH BAY COURT        PETALUMA           CA     94954      $244,919.89
  500060473     WILBORN,ELTON A & BEVERLY  11273 WEST ASBURY AVENUE   LAKEWOOD           CO     80227      $331,507.87
  500060489     JAFFRAY,DOUGLAS S          5331 SWITCH GRASS LANE     NAPERVILLE         IL     60565      $212,117.14
  500060633     RAHMATI,MAJID              430 CREEKSIDE COURT        LEAGUE CITY        TX     77573      $231,090.85
  500060634     MADORIN,LORA               300 MOUNTAIN SPRING ROAD   FARMINGTIN         CT     06032      $270,191.04
  500060641     AINSLIE,GEORGE E           3165 MOTOR AVENUE          LOS ANGELES        CA     90064      $481,526.85
  500060648     SALNESS,KYM A              246 E. CARACAS AVENUE      HERSHEY            PA     17033      $322,922.32
  500060650     REBER,STANLEY R            366 HICKORY LANE           TWP. OF LOWER M    PA     19035      $271,499.48


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500059831     ALLISONBROWN,SHARON A        7.000      .150    6.850     .1000     6.750     10/01/2010
  500060056     COHEN,MORLEY J & ANITA       7.625      .250    7.375     .0500     7.325     10/01/2010
  500060238     SUBER,JAMES O                7.625      .250    7.375     .0500     7.325     11/01/2010
  500060280     BIANCO,JOSEPH                7.500      .250    7.250     .0500     7.200     11/01/2010
  500060406     MICKELIS,GEORGE N            7.500      .150    7.350     .1000     7.250     12/01/2010
  500060410     WARNER,DHYANNE               7.250      .150    7.100     .1000     7.000     12/01/2010
  500060472     EYE,ROBERT C JR & TROUT,P    7.750      .250    7.500     .0500     7.450     12/01/2010
  500060473     WILBORN,ELTON A & BEVERLY    7.875      .250    7.625     .0500     7.575     12/01/2010
  500060489     JAFFRAY,DOUGLAS S            7.750      .150    7.600     .1000     7.500     01/01/2011
  500060633     RAHMATI,MAJID                7.625      .150    7.475     .1000     7.375     01/01/2011
  500060634     MADORIN,LORA                 8.000      .250    7.750     .0500     7.700     08/01/2010
  500060641     AINSLIE,GEORGE E             6.875      .150    6.725     .1000     6.625     01/01/2011
  500060648     SALNESS,KYM A                7.000      .150    6.850     .1000     6.750     01/01/2011
  500060650     REBER,STANLEY R              6.500      .150    6.350     .1000     6.250     01/01/2011


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500059831     ALLISONBROWN,SHARON A      091843824                  $2,022.36                  12/01/1996             180
  500060056     COHEN,MORLEY J & ANITA     3773611                    $2,554.85                  12/01/1996             180
  500060238     SUBER,JAMES O              3660610                    $2,776.24                  12/01/1996             180
  500060280     BIANCO,JOSEPH              091850127                  $6,952.59                  12/01/1996             180
  500060406     MICKELIS,GEORGE N          091838349                  $3,170.38                  12/01/1996             180
  500060410     WARNER,DHYANNE             091851244                  $4,564.31                  12/01/1996             180
  500060472     EYE,ROBERT C JR & TROUT,P  3782257                    $2,409.67                  12/01/1996             180
  500060473     WILBORN,ELTON A & BEVERLY  3810793                    $3,281.64         2        12/01/1996             180
  500060489     JAFFRAY,DOUGLAS S          091823244                  $2,124.93                  12/01/1996             180
  500060633     RAHMATI,MAJID              091820759                  $2,241.91                  12/01/1996             180
  500060634     MADORIN,LORA               091821008                  $2,714.05                  12/01/1996             180
  500060641     AINSLIE,GEORGE E           091853011                  $4,459.27                  12/01/1996             180
  500060648     SALNESS,KYM A              091853985                  $3,145.90                  12/01/1996             180
  500060650     REBER,STANLEY R            091858631                  $2,456.52                  12/01/1996             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500059831     ALLISONBROWN,SHARON A       .00       .00       .00       .000        .150          .250      $325,000.00    N
  500060056     COHEN,MORLEY J & ANITA                                                                        $341,900.00    N
  500060238     SUBER,JAMES O                                                                                 $372,000.00    N
  500060280     BIANCO,JOSEPH               .00       .00       .00       .000        .250          .300    $1,525,000.00    N
  500060406     MICKELIS,GEORGE N           .00       .00       .00       .000        .150          .250      $442,000.00    N
  500060410     WARNER,DHYANNE              .00       .00       .00       .000        .150          .250      $680,000.00    N
  500060472     EYE,ROBERT C JR & TROUT,P                                                                     $320,000.00    N
  500060473     WILBORN,ELTON A & BEVERLY                                                                     $410,000.00    N
  500060489     JAFFRAY,DOUGLAS S           .00       .00       .00       .000        .150          .250      $282,195.00    N
  500060633     RAHMATI,MAJID               .00       .00       .00       .000        .150          .250      $320,000.00    N
  500060634     MADORIN,LORA                .00       .00       .00       .000        .250          .300      $523,000.00    N
  500060641     AINSLIE,GEORGE E            .00       .00       .00       .000        .150          .250      $645,000.00    N
  500060648     SALNESS,KYM A               .00       .00       .00       .000        .150          .250      $547,500.00    N
  500060650     REBER,STANLEY R             .00       .00       .00       .000        .150          .250      $352,500.00    N


 (vlegal.ace v1.4)                                                 Page    3
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500060665     BELL,RALPH S               4 STONE LANE               VILLAGE OF QUOG    NY     11959      $625,796.51
  500060669     OCONNOR,J DENNIS           4851 ALBEMARLE ST. N.W.    WASHINGTON         DC     20016      $332,693.98
  500060908     BLANCHARD,MICHAEL RAY      3111 LONG BAY COURT        HOUSTON            TX     77059      $352,209.84
  500060909     CASTEGNER,JEANETTE D       LOT # 29  YOGANANDA STREE  TOWN OF NEWTOWN    CT     06482      $255,448.82
  500060910     SHANLEY,VINCENT P          251 RIDGEFIELD ROAD        TOWN OF WILTON     CT     06897      $290,680.49
  500060912     GRAND,MARK D               1312 N. LAKE SHORE DRIVE   BARRINGTON         IL     60010      $289,872.37
  500061031     YASNYI,ALLAN D             4132 FULTON AVENUE         SHERMAN OAKS       CA     91423      $325,364.20
  500061067     CHERRY,HOWARD H III        499 QUEENS GRANT ROAD      TOWN OF FAIRFIE    CT     06490    $1,020,735.83
  500061096     KAMRATH,DAVID J            17 RIDGE DRIVE             BERKELEY HEIGHT    NJ     07922      $233,311.04
  500061097     SUBBARAO,DILIPKUMAR B      4 SHEEHAN DRIVE            SHREWSBURY         MA     01545      $276,250.45
  500061127     EPSTEIN,JOEL H             1 SIMON ATHERTON ROW       HARVARD            MA     01451      $279,628.91
  500061141     SPENCER,SUSAN L            6852 SARONI DRIVE          OAKLAND            CA     94611      $217,862.35
  500061142     MORGINSTIN,ELIEZER & LAUR  98 NORTHERN PARKWAY        PLAINVIEW          NY     11803      $217,862.35
  500061143     BERNIE,ROBERT D & KRISTY   30 EAGLE LAKE PLACE #24    SAN RAMON          CA     94583      $234,152.21


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500060665     BELL,RALPH S                 6.500      .150    6.350     .1000     6.250     01/01/2011
  500060669     OCONNOR,J DENNIS             7.750      .150    7.600     .1000     7.500     01/01/2011
  500060908     BLANCHARD,MICHAEL RAY        7.000      .150    6.850     .1000     6.750     02/01/2011
  500060909     CASTEGNER,JEANETTE D         7.000      .150    6.850     .1000     6.750     02/01/2011
  500060910     SHANLEY,VINCENT P            7.500      .150    7.350     .1000     7.250     02/01/2011
  500060912     GRAND,MARK D                 6.500      .150    6.350     .1000     6.250     02/01/2011
  500061031     YASNYI,ALLAN D               7.125      .150    6.975     .1000     6.875     03/01/2011
  500061067     CHERRY,HOWARD H III          7.500      .150    7.350     .1000     7.250     03/01/2011
  500061096     KAMRATH,DAVID J              7.500      .150    7.350     .1000     7.250     03/01/2011
  500061097     SUBBARAO,DILIPKUMAR B        7.750      .150    7.600     .1000     7.500     03/01/2011
  500061127     EPSTEIN,JOEL H               7.000      .150    6.850     .1000     6.750     03/01/2011
  500061141     SPENCER,SUSAN L              7.250      .250    7.000     .0500     6.950     02/01/2011
  500061142     MORGINSTIN,ELIEZER & LAUR    7.250      .250    7.000     .0500     6.950     02/01/2011
  500061143     BERNIE,ROBERT D & KRISTY     7.500      .250    7.250     .0500     7.200     03/01/2011


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500060665     BELL,RALPH S               091855101                  $5,662.20                  12/01/1996             180
  500060669     OCONNOR,J DENNIS           591857389                  $3,240.34         1        12/01/1996             180
  500060908     BLANCHARD,MICHAEL RAY      091856699                  $3,271.73                  12/01/1996             180
  500060909     CASTEGNER,JEANETTE D       091857774                  $2,372.91                  12/01/1996             180
  500060910     SHANLEY,VINCENT P          091859799                  $2,781.04                  12/01/1996             180
  500060912     GRAND,MARK D               091860914                  $2,613.32                  12/01/1996             180
  500061031     YASNYI,ALLAN D             091862847                  $3,034.53                  12/01/1996             180
  500061067     CHERRY,HOWARD H III        091861466                  $9,733.63                  12/01/1996             180
  500061096     KAMRATH,DAVID J            091847693                  $2,224.83                  12/01/1996             180
  500061097     SUBBARAO,DILIPKUMAR B      091862046                  $2,673.22                  12/01/1996             180
  500061127     EPSTEIN,JOEL H             091862382                  $2,588.63        12        12/01/1996             180
  500061141     SPENCER,SUSAN L            3840998                    $2,053.95                  12/01/1996             180
  500061142     MORGINSTIN,ELIEZER & LAUR  3820925                    $2,053.95                  12/01/1996             180
  500061143     BERNIE,ROBERT D & KRISTY   3827011                    $2,261.92                  12/01/1996             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500060665     BELL,RALPH S                .00       .00       .00       .000        .150          .250      $888,000.00    N
  500060669     OCONNOR,J DENNIS            .00       .00       .00       .000        .150          .250      $405,000.00    N
  500060908     BLANCHARD,MICHAEL RAY       .00       .00       .00       .000        .150          .250      $455,000.00    N
  500060909     CASTEGNER,JEANETTE D        .00       .00       .00       .000        .150          .250      $330,000.00    N
  500060910     SHANLEY,VINCENT P           .00       .00       .00       .000        .150          .250      $575,000.00    N
  500060912     GRAND,MARK D                .00       .00       .00       .000        .150          .250      $375,000.00    N
  500061031     YASNYI,ALLAN D              .00       .00       .00       .000        .150          .250      $455,000.00    N
  500061067     CHERRY,HOWARD H III         .00       .00       .00       .000        .150          .250    $2,000,000.00    N
  500061096     KAMRATH,DAVID J             .00       .00       .00       .000        .150          .250      $390,000.00    N
  500061097     SUBBARAO,DILIPKUMAR B       .00       .00       .00       .000        .150          .250      $379,000.00    N
  500061127     EPSTEIN,JOEL H              .00       .00       .00       .000        .150          .250      $325,000.00    N
  500061141     SPENCER,SUSAN L                                                                               $300,000.00    N
  500061142     MORGINSTIN,ELIEZER & LAUR                                                                     $285,000.00    N
  500061143     BERNIE,ROBERT D & KRISTY                                                                      $305,000.00    N


 (vlegal.ace v1.4)                                                 Page    4
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500061149     HARRIS,MARK A & GAYLE M    2376 NORTH GANESHA AVENUE  ALTADENA           CA     91001      $252,363.45
  500061150     NASON,DAVID K              28411 CAYUSE LANE          RANCHO PALOS VE    CA     90275      $346,419.20
  500061152     VARNER,STEVEN R & SIW M    5311 REESE ROAD            TORRANCE           CA     90505      $385,858.17
  500061153     MEHALL,MARK & SUSAN J      192 WOODWIND DRIVE         BLOOMFIELD HILL    MI     48304      $238,171.61
  500061160     JIZRAWI,SOUHAIL            344 RIVIERA DRIVE          SAN RAFAEL         CA     94901      $339,220.95
  500061161     BILBAO,CASTOR M            9889 N.W. 133 STREET       HIALEAH            FL     33016      $322,746.96
  500061187     RUIZ,STEPHEN J & LYNDA YS  2123 BELMONT LANE          REDONDO BEACH      CA     90278      $253,775.17
  500061199     CHZEN,DANIEL W & BONNIE P  3114 MELBOURNE PLACE       WALNUT CREEK       CA     94598      $259,642.63
  500061200     CEITHAML,JODY L            5002 EAST GRANDVIEW LANE   PHOENIX            CA     85018      $228,150.12
  500061201     JHIN,KYO R & HYO BEE       26740 VIA LINDA STREET     MALIBU             CA     90265      $631,692.05
  500061210     LEVINE,WILLIAM S & INA     2737 E ARIZONA BILTMORE C  PHOENIX            AZ     85016      $335,384.56
  500061219     SMALLWOOD,GEORGE A         ROUTE 4 BOX 229-S          ROANOKE            TX     76262      $236,558.86
  500061220     TRINH,JOHN & KAREN         511 BAGADO COURT           SAN RAMON          CA     94583      $225,533.99
  500061227     BULLER,GREGORY K           99 HARTFORD ROAD           TOWN OF MANCHES    CT     06040      $249,677.80


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500061149     HARRIS,MARK A & GAYLE M      6.875      .250    6.625     .0500     6.575     03/01/2011
  500061150     NASON,DAVID K                7.375      .250    7.125     .0500     7.075     03/01/2011
  500061152     VARNER,STEVEN R & SIW M      7.875      .250    7.625     .0500     7.575     03/01/2011
  500061153     MEHALL,MARK & SUSAN J        7.500      .250    7.250     .0500     7.200     03/01/2011
  500061160     JIZRAWI,SOUHAIL              6.625      .150    6.475     .1000     6.375     03/01/2011
  500061161     BILBAO,CASTOR M              7.500      .150    7.350     .1000     7.250     03/01/2011
  500061187     RUIZ,STEPHEN J & LYNDA YS    7.375      .250    7.125     .0500     7.075     02/01/2011
  500061199     CHZEN,DANIEL W & BONNIE P    7.500      .250    7.250     .0500     7.200     02/01/2011
  500061200     CEITHAML,JODY L              7.250      .250    7.000     .0500     6.950     02/01/2011
  500061201     JHIN,KYO R & HYO BEE         7.375      .250    7.125     .0500     7.075     03/01/2011
  500061210     LEVINE,WILLIAM S & INA       7.500      .250    7.250     .0500     7.200     03/01/2011
  500061219     SMALLWOOD,GEORGE A           6.750      .150    6.600     .1000     6.500     04/01/2011
  500061220     TRINH,JOHN & KAREN           7.500      .250    7.250     .0500     7.200     03/01/2011
  500061227     BULLER,GREGORY K             7.500      .150    7.350     .1000     7.250     04/01/2011


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500061149     HARRIS,MARK A & GAYLE M    3859220                    $2,318.83                  12/01/1996             180
  500061150     NASON,DAVID K              3856754                    $3,330.13                  12/01/1996             180
  500061152     VARNER,STEVEN R & SIW M    3856366                    $3,793.80                  12/01/1996             180
  500061153     MEHALL,MARK & SUSAN J      3856051                    $2,271.19                  12/01/1996             180
  500061160     JIZRAWI,SOUHAIL            091866701                  $3,248.58                  12/01/1996             180
  500061161     BILBAO,CASTOR M            091867938                  $3,077.68                  12/01/1996             180
  500061187     RUIZ,STEPHEN J & LYNDA YS  3843711                    $2,410.20                  12/01/1996             180
  500061199     CHZEN,DANIEL W & BONNIE P  3852035                    $2,484.40                  12/01/1996             180
  500061200     CEITHAML,JODY L            3847035                    $2,179.01                  12/01/1996             180
  500061201     JHIN,KYO R & HYO BEE       3855004                    $5,979.51                  12/01/1996             180
  500061210     LEVINE,WILLIAM S & INA     3841475                    $3,198.20                  12/01/1996             180
  500061219     SMALLWOOD,GEORGE A         091867148                  $2,149.89                  12/01/1996             180
  500061220     TRINH,JOHN & KAREN         3873155                    $2,150.67                  12/01/1996             180
  500061227     BULLER,GREGORY K           091855665                  $2,373.15                  12/01/1996             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500061149     HARRIS,MARK A & GAYLE M                                                                       $422,000.00    N
  500061150     NASON,DAVID K                                                                                 $460,000.00    N
  500061152     VARNER,STEVEN R & SIW M                                                                       $520,000.00    N
  500061153     MEHALL,MARK & SUSAN J                                                                         $470,000.00    N
  500061160     JIZRAWI,SOUHAIL             .00       .00       .00       .000        .150          .250      $540,000.00    N
  500061161     BILBAO,CASTOR M             .00       .00       .00       .000        .150          .250      $415,000.00    N
  500061187     RUIZ,STEPHEN J & LYNDA YS                                                                     $355,000.00    N
  500061199     CHZEN,DANIEL W & BONNIE P                                                                     $344,000.00    N
  500061200     CEITHAML,JODY L                                                                               $360,000.00    N
  500061201     JHIN,KYO R & HYO BEE                                                                        $1,050,000.00    N
  500061210     LEVINE,WILLIAM S & INA                                                                        $450,000.00    N
  500061219     SMALLWOOD,GEORGE A          .00       .00       .00       .000        .150          .250      $303,747.00    N
  500061220     TRINH,JOHN & KAREN                                                                            $300,000.00    N
  500061227     BULLER,GREGORY K            .00       .00       .00       .000        .150          .250      $320,000.00    N


 (vlegal.ace v1.4)                                                 Page    5
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500061229     VACARRO,ANDRA M            2953 CLUB DRIVE            LOS ANGELES        CA     90064      $608,589.57
  500061230     ROOK,ROBERT                108 CODMAN ROAD            BROOKLINE          MA     02146      $418,325.80
  500061239     NGUYEN,PHUONG T & DANG,PH  12414 STRATFORD RIDGE CT   ST LOUIS           MO     63141      $309,296.71
  500061241     GONZALEZ,JOSE E            21 COOK STREET             WESTBOROUGH        MA     01581      $262,410.45
  500061242     WILBURN,JAMES E            4034 SOUTH YORKTOWN PLACE  TULSA              OK     74105      $888,975.13
  500061256     FUNK,GLENN R               4214 FRANKLIN RD           NASHVILLE          TN     37204      $370,515.52
  500061300     CODDON,JONATHAN            40 ATHERTON ROAD           BROOKLINE          MA     02146      $321,936.33
  500061311     JONES,MARK A               224 MARLBOROUGH STREET, U  BOSTON             MA     02116      $355,080.39
  500061325     RUSSONIELLO,ALEXANDER      5 WILSHIRE RUN             TOWNSHIP OF SCO    NJ     07076      $383,909.85
  500061330     CROWE,JOHN F               11 BIRCH LANE              GREENWICH          CT     06830      $684,102.35
  500061335     ZAGOZEWSKI,SHARLENE C      182 SACHEM ROAD            TOWN OF SOUTHBU    CT     06488      $239,544.66
  500061340     LIPTAK,GREGORY J           5676 INDIAN PAINT RUN      LITTLETON          CO     80125      $278,990.47
  500061341     FANTRY,PETER               35 MORAN CIRCLE            SUDBURY            MA     01776      $302,428.36
  500061345     OLINE,JAMES                571 EAST HOLLAND ROAD      TOWNSHIP OF NOR    PA     18966      $255,265.39


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500061229     VACARRO,ANDRA M              7.500      .250    7.250     .0500     7.200     04/01/2011
  500061230     ROOK,ROBERT                  7.375      .250    7.125     .0500     7.075     03/01/2011
  500061239     NGUYEN,PHUONG T & DANG,PH    7.750      .250    7.500     .0500     7.450     01/01/2011
  500061241     GONZALEZ,JOSE E              6.750      .150    6.600     .1000     6.500     04/01/2011
  500061242     WILBURN,JAMES E              7.750      .150    7.600     .1000     7.500     04/01/2011
  500061256     FUNK,GLENN R                 7.375      .150    7.225     .1000     7.125     04/01/2011
  500061300     CODDON,JONATHAN              7.625      .250    7.375     .0500     7.325     04/01/2011
  500061311     JONES,MARK A                 8.250      .250    8.000     .0500     7.950     05/01/2011
  500061325     RUSSONIELLO,ALEXANDER        8.000      .150    7.850     .1000     7.750     05/01/2011
  500061330     CROWE,JOHN F                 7.625      .150    7.475     .1000     7.375     05/01/2011
  500061335     ZAGOZEWSKI,SHARLENE C        8.250      .150    8.100     .1000     8.000     06/01/2011
  500061340     LIPTAK,GREGORY J             7.750      .250    7.500     .0500     7.450     05/01/2011
  500061341     FANTRY,PETER                 8.250      .250    8.000     .0500     7.950     05/01/2011
  500061345     OLINE,JAMES                  7.625      .150    7.475     .1000     7.375     06/01/2011


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500061229     VACARRO,ANDRA M            091865849                  $5,784.56                  12/01/1996             180
  500061230     ROOK,ROBERT                091866213                  $3,992.01                  12/01/1996             180
  500061239     NGUYEN,PHUONG T & DANG,PH  031938                     $3,002.67                  12/01/1996             180
  500061241     GONZALEZ,JOSE E            091847237                  $2,384.83         2        12/01/1996             180
  500061242     WILBURN,JAMES E            091864601                  $8,575.02                  12/01/1996             180
  500061256     FUNK,GLENN R               091868773                  $3,495.71                  12/01/1996             180
  500061300     CODDON,JONATHAN            091875622                  $3,082.63                  12/01/1996             180
  500061311     JONES,MARK A               091875264                  $3,515.79                  12/01/1996             180
  500061325     RUSSONIELLO,ALEXANDER      091878505                  $3,746.16                  12/01/1996             180
  500061330     CROWE,JOHN F               091872420                  $6,529.57                  12/01/1996             180
  500061335     ZAGOZEWSKI,SHARLENE C      091878550                  $2,364.72                  12/01/1996             180
  500061340     LIPTAK,GREGORY J           091878945                  $2,682.64                  12/01/1996             180
  500061341     FANTRY,PETER               091880709                  $3,007.44                  12/01/1996             180
  500061345     OLINE,JAMES                091865930                  $2,428.74                  12/01/1996             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500061229     VACARRO,ANDRA M             .00       .00       .00       .000        .250          .300    $1,100,000.00    N
  500061230     ROOK,ROBERT                 .00       .00       .00       .000        .250          .300    $1,450,000.00    N
  500061239     NGUYEN,PHUONG T & DANG,PH                                                                     $420,000.00    N
  500061241     GONZALEZ,JOSE E             .00       .00       .00       .000        .150          .250      $299,487.00    N
  500061242     WILBURN,JAMES E             .00       .00       .00       .000        .150          .250    $1,300,000.00    N
  500061256     FUNK,GLENN R                .00       .00       .00       .000        .150          .250      $600,000.00    N
  500061300     CODDON,JONATHAN             .00       .00       .00       .000        .250          .300      $453,000.00    N
  500061311     JONES,MARK A                .00       .00       .00       .000        .250          .300      $465,500.00    N
  500061325     RUSSONIELLO,ALEXANDER       .00       .00       .00       .000        .150          .250      $560,000.00    N
  500061330     CROWE,JOHN F                .00       .00       .00       .000        .150          .250      $873,750.00    N
  500061335     ZAGOZEWSKI,SHARLENE C       .00       .00       .00       .000        .150          .250      $325,000.00    N
  500061340     LIPTAK,GREGORY J            .00       .00       .00       .000        .250          .300      $465,000.00    N
  500061341     FANTRY,PETER                .00       .00       .00       .000        .250          .300      $415,000.00    N
  500061345     OLINE,JAMES                 .00       .00       .00       .000        .150          .250      $327,000.00    N


 (vlegal.ace v1.4)                                                 Page    6
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500061356     ZECK,PHILIP W              216 STOWRING ROAD          PETALUMA           CA     94952      $396,563.87
  500061358     NAIDOFF,STEPHANIE W        1830 RITTENHOUSE SQUARE -  CIYT OF PHILADE    PA     19103      $314,046.68
  500061379     PUTNAM,EDWARD B            8201 ST. MARTINS LANE      CITY OF PHILADE    PA     19118      $319,391.90
  500061383     DIMERCURIO.THOMAS F & LIN  7924 S BRADEN AVENUE       TULSA              OK     74136      $318,147.02
  500061384     LEVER,ALVIN & NORINE       1880 MISSION HILLS LANE    NORTHBROOK         IL     60062      $265,662.90
  500061385     MONTGOMERY,GEORGE F & VIC  16880 JENNIFER DRIVE       OCCIDENTAL         CA     95465      $293,741.67
  500061388     SU,OLIVER J & JING CHIOU   155 MERANO STREET          DANVILLE           CA     94526      $333,719.34
  500061390     MCCLURG,DUANE R            22836 TORRENCE CHAPEL RD   DAVIDSON           NC     28036      $368,023.45
  500061391     HYMAN,ANNE MARIE           4220 DONLON RD.            SOMIS              CA     93066      $478,224.13
  500061394     MEYER,JEFFREY J & LESLIE   11011 101ST PLACE NE       KIRKLAND           WA     98033      $358,524.76
  500061399     THOMPSON,CHARLES  ROBERT   727 FRANKLIN AVENUE        RIVER FOREST       IL     60305      $239,698.12
  500061465     OWSLEY,STEVEN C            4960 EAST PROGRESS COURT   GREENWOOD VILLA    CO     80111      $373,227.57
  500061468     MARTYNEC,BOHDAN            4900 DANIELLE DRIVE        BUCKINGHAM TOWN    PA     18901      $256,854.97
  500061497     COLADONATO,JOSEPH P        401 NORTH BROOKFIELD STRE  VINELAND           NJ     08360      $268,825.69


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500061356     ZECK,PHILIP W                7.500      .150    7.350     .1000     7.250     06/01/2011
  500061358     NAIDOFF,STEPHANIE W          7.375      .150    7.225     .1000     7.125     06/01/2011
  500061379     PUTNAM,EDWARD B              8.250      .150    8.100     .1000     8.000     06/01/2011
  500061383     DIMERCURIO.THOMAS F & LIN    7.750      .250    7.500     .0500     7.450     05/01/2011
  500061384     LEVER,ALVIN & NORINE         8.125      .250    7.875     .0500     7.825     05/01/2011
  500061385     MONTGOMERY,GEORGE F & VIC    7.875      .250    7.625     .0500     7.575     05/01/2011
  500061388     SU,OLIVER J & JING CHIOU     8.375      .250    8.125     .0500     8.075     05/01/2011
  500061390     MCCLURG,DUANE R              7.375      .150    7.225     .1000     7.125     06/01/2011
  500061391     HYMAN,ANNE MARIE             8.500      .250    8.250     .0500     8.200     06/01/2026
  500061394     MEYER,JEFFREY J & LESLIE     8.000      .250    7.750     .0500     7.700     05/01/2011
  500061399     THOMPSON,CHARLES  ROBERT     8.000      .250    7.750     .0500     7.700     06/01/2011
  500061465     OWSLEY,STEVEN C              7.875      .250    7.625     .0500     7.575     06/01/2011
  500061468     MARTYNEC,BOHDAN              7.625      .150    7.475     .1000     7.375     07/01/2011
  500061497     COLADONATO,JOSEPH P          7.500      .150    7.350     .1000     7.250     07/01/2011


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500061356     ZECK,PHILIP W              091877272                  $3,745.13                  12/01/1996             180
  500061358     NAIDOFF,STEPHANIE W        091882794                  $2,943.75                  12/01/1996             180
  500061379     PUTNAM,EDWARD B            091872199                  $3,152.96                  12/01/1996             180
  500061383     DIMERCURIO.THOMAS F & LIN  3904018                    $3,059.15                  12/01/1996             180
  500061384     LEVER,ALVIN & NORINE       3909603                    $2,611.34                  12/01/1996             180
  500061385     MONTGOMERY,GEORGE F & VIC  3904893                    $2,845.35                  12/01/1996             180
  500061388     SU,OLIVER J & JING CHIOU   3923745                    $3,352.58                  12/01/1996             180
  500061390     MCCLURG,DUANE R            091883377                  $3,449.71                  12/01/1996             180
  500061391     HYMAN,ANNE MARIE           091885505                  $3,690.78                  12/01/1996             360
  500061394     MEYER,JEFFREY J & LESLIE   3909058                    $3,498.45                  12/01/1996             180
  500061399     THOMPSON,CHARLES  ROBERT   091884891                  $2,331.79                  12/01/1996             180
  500061465     OWSLEY,STEVEN C            091879092                  $3,604.11                  12/01/1996             180
  500061468     MARTYNEC,BOHDAN            091883341                  $2,436.21                  12/01/1996             180
  500061497     COLADONATO,JOSEPH P        091881616                  $2,530.74                  12/01/1996             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500061356     ZECK,PHILIP W               .00       .00       .00       .000        .150          .250      $505,000.00    N
  500061358     NAIDOFF,STEPHANIE W         .00       .00       .00       .000        .150          .250      $400,000.00    N
  500061379     PUTNAM,EDWARD B             .00       .00       .00       .000        .150          .250      $725,000.00    N
  500061383     DIMERCURIO.THOMAS F & LIN                                                                     $410,000.00    N
  500061384     LEVER,ALVIN & NORINE                                                                          $339,000.00    N
  500061385     MONTGOMERY,GEORGE F & VIC                                                                     $400,000.00    N
  500061388     SU,OLIVER J & JING CHIOU                                                                      $435,000.00    N
  500061390     MCCLURG,DUANE R             .00       .00       .00       .000        .150          .250      $515,000.00    N
  500061391     HYMAN,ANNE MARIE            .00       .00       .00       .000        .250          .300      $600,000.00    N
  500061394     MEYER,JEFFREY J & LESLIE                                                                      $457,600.00    N
  500061399     THOMPSON,CHARLES  ROBERT    .00       .00       .00       .000        .250          .300      $370,000.00    N
  500061465     OWSLEY,STEVEN C             .00       .00       .00       .000        .250          .300      $690,000.00    N
  500061468     MARTYNEC,BOHDAN             .00       .00       .00       .000        .150          .250      $326,000.00    N
  500061497     COLADONATO,JOSEPH P         .00       .00       .00       .000        .150          .250      $370,000.00    N


 (vlegal.ace v1.4)                                                 Page    7
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500061501     MCGOWAN,JAMES F JR         104 GWYNEDD LEA DRIVE      NORTH WALES        PA     19454      $222,952.45
  500061520     MCPHIE,SCOTT B             3685 STONY BROOK LANE      BOZEMAN            MT     59715      $327,736.04
  500061528     CHANGWAILING,BARBARA K     13608 APACHE PLUME N E     ALBUQUERQUE        NM     87111      $318,961.99
  500061529     DENOOYER,JAMES S           1142 LOCKHART LOOP ROAD    TOWN OF QUEENSB    NY     12804      $492,598.49
  500061530     MOROCCO,STEPHEN A          21 MULLER ROAD             KENT               CT     06757      $541,680.34
  500061533     BUCK,ROBERT WAYNE          1050 S. HIDDEN CANYON ROA  ANAHEIM HILLS      CA     92807      $409,243.93
  500061534     MARINO,CHARLEY JR          24651 NODDING FLOWER COUR  BARRINGTON         IL     60010      $306,535.15
  500061552     KLUGER,DAVID I             785 LANTERN HILL ROAD      TOWNSHIP OF KIN    PA     18708      $421,455.65
  500061553     SHAH,ABID & NASREEN        3145 WARBLER PLACE         HIGHLAND PARK      IL     60035      $287,770.42
  500061587     DEACEDO,ALVARO SANZ        959 GARRETT MILL ROAD      NEWTOWN SQUARE     PA     19073      $237,258.53
  500061589     HOLDEN,DOUGLAS M           1504 BORDELAIS DRIVE       SAN JOSE           CA     95118      $329,212.21
  500061595     GERDTS,CHARLES W III       39 LEEUWARDEN ROAD         DARIEN             CT     06820      $593,146.36
  500061601     MATTHEWS,CLIFFORD C JR     2641 N HWY 1247            SOMERSET           KY     42501      $294,568.71
  500061616     BRISSON,JOHN P             8 CARISSA LANE             TOWN OF GREENWI    CT     06830      $837,605.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500061501     MCGOWAN,JAMES F JR           7.625      .150    7.475     .1000     7.375     07/01/2011
  500061520     MCPHIE,SCOTT B               8.250      .150    8.100     .1000     8.000     07/01/2011
  500061528     CHANGWAILING,BARBARA K       8.125      .150    7.975     .1000     7.875     07/01/2011
  500061529     DENOOYER,JAMES S             7.875      .150    7.725     .1000     7.625     07/01/2011
  500061530     MOROCCO,STEPHEN A            7.625      .150    7.475     .1000     7.375     07/01/2011
  500061533     BUCK,ROBERT WAYNE            7.625      .250    7.375     .0500     7.325     07/01/2011
  500061534     MARINO,CHARLEY JR            7.250      .150    7.100     .1000     7.000     07/01/2011
  500061552     KLUGER,DAVID I               7.500      .150    7.350     .1000     7.250     07/01/2011
  500061553     SHAH,ABID & NASREEN          8.125      .250    7.875     .0500     7.825     07/01/2011
  500061587     DEACEDO,ALVARO SANZ          8.250      .150    8.100     .1000     8.000     08/01/2011
  500061589     HOLDEN,DOUGLAS M             8.625      .150    8.475     .1000     8.375     08/01/2026
  500061595     GERDTS,CHARLES W III         8.250      .150    8.100     .1000     8.000     08/01/2011
  500061601     MATTHEWS,CLIFFORD C JR       8.250      .250    8.000     .0500     7.950     08/01/2011
  500061616     BRISSON,JOHN P               8.000      .150    7.850     .1000     7.750     08/01/2011


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500061501     MCGOWAN,JAMES F JR         591880487                  $2,114.87                  12/01/1996             180
  500061520     MCPHIE,SCOTT B             091884151                  $3,225.72                  12/01/1996             180
  500061528     CHANGWAILING,BARBARA K     091843397                  $3,116.37                  12/01/1996             180
  500061529     DENOOYER,JAMES S           091877713                  $4,742.25                  12/01/1996             180
  500061530     MOROCCO,STEPHEN A          091884900                  $5,137.71                  12/01/1996             180
  500061533     BUCK,ROBERT WAYNE          091887455                  $3,885.98                  12/01/1996             180
  500061534     MARINO,CHARLEY JR          091887781                  $2,842.66        18        12/01/1996             180
  500061552     KLUGER,DAVID I             091887490                  $3,967.61                  12/01/1996             180
  500061553     SHAH,ABID & NASREEN        091888505                  $2,811.62                  12/01/1996             180
  500061587     DEACEDO,ALVARO SANZ        091885339                  $2,328.34                  12/01/1996             180
  500061589     HOLDEN,DOUGLAS M           091888406                  $2,566.71                  12/01/1996             360
  500061595     GERDTS,CHARLES W III       091882653                  $5,820.84                  12/01/1996             180
  500061601     MATTHEWS,CLIFFORD C JR     091889553                  $2,910.42                  12/01/1996             180
  500061616     BRISSON,JOHN P             091880737                  $8,099.15                  12/01/1996             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500061501     MCGOWAN,JAMES F JR          .00       .00       .00       .000        .150          .250      $283,000.00    N
  500061520     MCPHIE,SCOTT B              .00       .00       .00       .000        .150          .250      $475,000.00    N
  500061528     CHANGWAILING,BARBARA K      .00       .00       .00       .000        .150          .250      $404,593.00    N
  500061529     DENOOYER,JAMES S            .00       .00       .00      2.750       2.600         2.500      $900,000.00    N
  500061530     MOROCCO,STEPHEN A           .00       .00       .00       .000        .150          .250      $710,000.00    N
  500061533     BUCK,ROBERT WAYNE           .00       .00       .00       .000        .250          .300      $725,000.00    N
  500061534     MARINO,CHARLEY JR           .00       .00       .00       .000        .150          .250      $346,000.00    N
  500061552     KLUGER,DAVID I              .00       .00       .00       .000        .150          .250      $535,000.00    N
  500061553     SHAH,ABID & NASREEN         .00       .00       .00       .000        .250          .300      $365,000.00    N
  500061587     DEACEDO,ALVARO SANZ         .00       .00       .00       .000        .150          .250      $360,000.00    N
  500061589     HOLDEN,DOUGLAS M            .00       .00       .00       .000        .150          .250      $420,000.00    N
  500061595     GERDTS,CHARLES W III        .00       .00       .00       .000        .150          .250      $759,000.00    N
  500061601     MATTHEWS,CLIFFORD C JR      .00       .00       .00       .000        .250          .300      $450,000.00    N
  500061616     BRISSON,JOHN P              .00       .00       .00       .000        .150          .250    $1,059,460.00    N


 (vlegal.ace v1.4)                                                 Page    8
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500061618     SUPPLEE,ROBERT A           3720 SOMERSET RIDGE        KENNESAW           GA     30144      $232,760.50
  500061628     BARNETT,NEIL G & TERESITA  33 NINER COURT             REDWOOD CITY       CA     94602      $552,063.71
  500061631     PITTENGER,DON A & BARBARA  11 LITTLE FOX LANE         CHADDS FORD        PA     19317      $219,145.67
  500061632     DONAHUE,CHARLES L JR & NA  407 GAY STREET             WESTWOOD           MA     02090      $604,831.20
  500061633     KARIDES,GEORGE & GEORGIA   7 RUSTIC WAY               FREEHOLD           NJ     07728      $306,634.80
  500061636     KNIGHT,JOHN FORD SR & NAN  175 SHOALS FERRY ROAD      ROME               GA     30161      $354,612.90
  500061655     FARRELLY,RICHARD J         350 CURWYN PLACE           BERWYN             PA     19312      $266,107.77
  500061656     WINANS,TIM                 11334 TERWILLIGERS CREEK   CINCINNATI         OH     45249      $269,920.14
  500061657     ANDERSON,IAN K             11 CORNELL ROAD            WELLESLEY          MA     02181      $297,294.47
  500061665     ZUCCO,JOEL                 935 WILLOW LANE            SLEEPY HOLLOW      IL     60118      $237,167.15
  500061666     FREELAND,GARY A            43 OLD LITCHFIELD ROAD     WASHINGTON         CT     06793      $227,080.62
  500061719     BURDEN,STEVEN J            295 MILLERTON ROAD         SHARON             CT     06069      $247,769.83
  500061728     MEYER,DOUGLAS C            439 CARMEL HILL ROAD NORT  BETHLEHEM          CT     06751      $251,594.60
  500061729     DAWLEY,RICHARD L           8500 SHANNON WAY           WICHITA            KS     67206      $297,294.47


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500061618     SUPPLEE,ROBERT A             8.250      .150    8.100     .1000     8.000     08/01/2011
  500061628     BARNETT,NEIL G & TERESITA    8.375      .250    8.125     .0500     8.075     07/01/2011
  500061631     PITTENGER,DON A & BARBARA    7.375      .250    7.125     .0500     7.075     06/01/2011
  500061632     DONAHUE,CHARLES L JR & NA    8.000      .250    7.750     .0500     7.700     08/01/2011
  500061633     KARIDES,GEORGE & GEORGIA     8.500      .250    8.250     .0500     8.200     06/01/2011
  500061636     KNIGHT,JOHN FORD SR & NAN    7.750      .250    7.500     .0500     7.450     07/01/2011
  500061655     FARRELLY,RICHARD J           7.875      .150    7.725     .1000     7.625     09/01/2011
  500061656     WINANS,TIM                   8.375      .150    8.225     .1000     8.125     08/01/2026
  500061657     ANDERSON,IAN K               7.625      .150    7.475     .1000     7.375     09/01/2011
  500061665     ZUCCO,JOEL                   7.875      .250    7.625     .0500     7.575     08/01/2011
  500061666     FREELAND,GARY A              8.000      .150    7.850     .1000     7.750     09/01/2011
  500061719     BURDEN,STEVEN J              7.750      .150    7.600     .1000     7.500     09/01/2011
  500061728     MEYER,DOUGLAS C              9.125      .150    8.975     .1000     8.875     09/01/2026
  500061729     DAWLEY,RICHARD L             7.625      .150    7.475     .1000     7.375     09/01/2011


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500061618     SUPPLEE,ROBERT A           091890744                  $2,284.20        12        12/01/1996             180
  500061628     BARNETT,NEIL G & TERESITA  431045103                  $5,473.59                  12/01/1996             180
  500061631     PITTENGER,DON A & BARBARA  455669101                  $2,054.19                  12/01/1996             180
  500061632     DONAHUE,CHARLES L JR & NA  456093301                  $5,867.71                  12/01/1996             180
  500061633     KARIDES,GEORGE & GEORGIA   455814004                  $3,071.41                  12/01/1996             180
  500061636     KNIGHT,JOHN FORD SR & NAN  455038901                  $3,388.59                  12/01/1996             180
  500061655     FARRELLY,RICHARD J         091889284                  $2,560.81                  12/01/1996             180
  500061656     WINANS,TIM                 091891597                  $2,056.76                  12/01/1996             360
  500061657     ANDERSON,IAN K             091891902                  $2,802.39                  12/01/1996             180
  500061665     ZUCCO,JOEL                 091892287                  $2,276.28                  12/01/1996             180
  500061666     FREELAND,GARY A            091892605                  $2,198.00                  12/01/1996             180
  500061719     BURDEN,STEVEN J            091893222                  $2,353.19                  12/01/1996             180
  500061728     MEYER,DOUGLAS C            091894912                  $2,050.36                  12/01/1996             360
  500061729     DAWLEY,RICHARD L           091897915                  $2,802.39                  12/01/1996             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500061618     SUPPLEE,ROBERT A            .00       .00       .00       .000        .150          .250      $247,859.00    N
  500061628     BARNETT,NEIL G & TERESITA                                                                     $700,000.00    N
  500061631     PITTENGER,DON A & BARBARA                                                                     $344,000.00    N
  500061632     DONAHUE,CHARLES L JR & NA                                                                     $767,500.00    N
  500061633     KARIDES,GEORGE & GEORGIA                                                                      $389,990.00    N
  500061636     KNIGHT,JOHN FORD SR & NAN                                                                     $550,000.00    N
  500061655     FARRELLY,RICHARD J          .00       .00       .00       .000        .150          .250      $514,650.00    N
  500061656     WINANS,TIM                  .00       .00       .00       .000        .150          .250      $338,300.00    N
  500061657     ANDERSON,IAN K              .00       .00       .00       .000        .150          .250      $520,000.00    N
  500061665     ZUCCO,JOEL                  .00       .00       .00       .000        .250          .300      $350,000.00    N
  500061666     FREELAND,GARY A             .00       .00       .00       .000        .150          .250      $450,000.00    N
  500061719     BURDEN,STEVEN J             .00       .00       .00       .000        .150          .250      $401,000.00    N
  500061728     MEYER,DOUGLAS C             .00       .00       .00       .000        .150          .250      $360,000.00    N
  500061729     DAWLEY,RICHARD L            .00       .00       .00       .000        .150          .250      $650,000.00    N


 (vlegal.ace v1.4)                                                 Page    9
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500061733     SZLOSEK,THOMAS A           20 CHARTER RIDGE DRIVE     NEWTOWN            CT     06482      $230,448.49
  500061746     BRANDS,ALFRED T            5236 SEA CHASE DRIVE #2    AMELIA ISLAND      FL     32034      $287,433.00
  500061747     SOUGHAN,JOHN J             156 GLEN AVENUE            MILLBURN           NJ     07041      $220,400.33
  500061748     GARDNER,SEVRIN & SONDRA K  159 VIRGINIA DRIVE         VENTURA            CA     93003      $237,188.21
  500061770     HUSS,DALE                  17108 PACIFIC PALISADES C  LOS ANGELES        CA     90025      $237,882.33
  500061774     SISLER,JAMES S             154 SOUTH RIDGEWOOD ROAD   KENTFIELD          CA     94904      $990,783.40
  500061775     CHO,HAN K                  8620 FENWAY DRIVE          BETHESDA           MD     20817      $289,975.10
  500061776     WALTON,WILLIAM T           10210 TWINGATE DR.         ALPHARETTA         GA     30202      $242,766.31
  500061853     STERN,MATTHEW B            8870 NORWOOD AVENUE        CITY OF PHILADE    PA     19118      $391,415.89
  500061875     VANRIET,FRED G             1460 HIGHLAND DRIVE        LAKE GENEVA        WI     53147      $223,087.57
  500061896     CARDOSO,CARLOS M           1659 2ND STREET            MANHATTAN BEACH    CA     90266      $465,314.68
  500061898     OKELLY,D STAFFORD          1204 LISA CIRCLE           LIBERTYVILLE       IL     60048      $294,264.50
  500061920     PATTEN,KEITH W             2400 WESTRIDGE ROAD        BRENTWOOD          CA     90049      $507,326.63
  500061921     SCHMIDT,MARK S             5119 BROOKRIDGE PLACE      FAIRFAX            VA     22030      $361,487.37


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500061733     SZLOSEK,THOMAS A             7.875      .150    7.725     .1000     7.625     09/01/2011
  500061746     BRANDS,ALFRED T              8.750      .150    8.600     .1000     8.500     09/01/2011
  500061747     SOUGHAN,JOHN J               8.250      .150    8.100     .1000     8.000     09/01/2011
  500061748     GARDNER,SEVRIN & SONDRA K    8.125      .250    7.875     .0500     7.825     10/01/2026
  500061770     HUSS,DALE                    7.875      .150    7.725     .1000     7.625     09/01/2011
  500061774     SISLER,JAMES S               7.375      .150    7.225     .1000     7.125     09/01/2011
  500061775     CHO,HAN K                    8.125      .250    7.875     .0500     7.825     09/01/2011
  500061776     WALTON,WILLIAM T             7.500      .150    7.350     .1000     7.250     09/01/2011
  500061853     STERN,MATTHEW B              7.750      .150    7.600     .1000     7.500     10/01/2011
  500061875     VANRIET,FRED G               9.000      .250    8.750     .0500     8.700     09/01/2011
  500061896     CARDOSO,CARLOS M             7.625      .150    7.475     .1000     7.375     10/01/2011
  500061898     OKELLY,D STAFFORD            7.875      .150    7.725     .1000     7.625     10/01/2011
  500061920     PATTEN,KEITH W               8.375      .150    8.225     .1000     8.125     10/01/2026
  500061921     SCHMIDT,MARK S               7.750      .150    7.600     .1000     7.500     10/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500061733     SZLOSEK,THOMAS A           091895246                  $2,205.15                  12/01/1996             180
  500061746     BRANDS,ALFRED T            091867659                  $2,896.40        12        12/01/1996             180
  500061747     SOUGHAN,JOHN J             091892563                  $2,156.62        12        12/01/1996             180
  500061748     GARDNER,SEVRIN & SONDRA K  4000675                    $1,763.44        12        12/01/1996             360
  500061770     HUSS,DALE                  091893818                  $2,276.28                  12/01/1996             180
  500061774     SISLER,JAMES S             091898389                  $9,199.23                  12/01/1996             180
  500061775     CHO,HAN K                  091899007                  $2,816.43                  12/01/1996             180
  500061776     WALTON,WILLIAM T           091899444                  $2,271.18                  12/01/1996             180
  500061853     STERN,MATTHEW B            091892658                  $3,706.27                  12/01/1996             180
  500061875     VANRIET,FRED G             091894818                  $2,332.81                  12/01/1996             180
  500061896     CARDOSO,CARLOS M           091898107                  $4,378.73                  12/01/1996             180
  500061898     OKELLY,D STAFFORD          092401493                  $2,807.41                  12/01/1996             180
  500061920     PATTEN,KEITH W             091898090                  $3,861.17                  12/01/1996             360
  500061921     SCHMIDT,MARK S             091899187                  $2,593.41                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500061733     SZLOSEK,THOMAS A            .00       .00       .00       .000        .150          .250      $342,500.00    N
  500061746     BRANDS,ALFRED T             .00       .00       .00       .000        .150          .250      $322,042.00    N
  500061747     SOUGHAN,JOHN J              .00       .00       .00       .000        .150          .250      $247,000.00    N
  500061748     GARDNER,SEVRIN & SONDRA K  2.00      2.75     13.13      2.750       2.500         2.450      $250,000.00    N
  500061770     HUSS,DALE                   .00       .00       .00       .000        .150          .250      $300,000.00    N
  500061774     SISLER,JAMES S              .00       .00       .00       .000        .150          .250    $1,377,000.00    N
  500061775     CHO,HAN K                   .00       .00       .00       .000        .250          .300      $390,000.00    N
  500061776     WALTON,WILLIAM T            .00       .00       .00       .000        .150          .250      $323,000.00    N
  500061853     STERN,MATTHEW B             .00       .00       .00       .000        .150          .250      $525,000.00    N
  500061875     VANRIET,FRED G              .00       .00       .00       .000        .250          .300      $296,000.00    N
  500061896     CARDOSO,CARLOS M            .00       .00       .00       .000        .150          .250      $650,000.00    N
  500061898     OKELLY,D STAFFORD           .00       .00       .00       .000        .150          .250      $370,000.00    N
  500061920     PATTEN,KEITH W              .00       .00       .00       .000        .150          .250      $635,000.00    N
  500061921     SCHMIDT,MARK S              .00       .00       .00       .000        .150          .250      $452,500.00    N


 (vlegal.ace v1.4)                                                 Page   10
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500061929     MALYAK,PETER D             103 PECKSKILL CT.          CARY               NC     27511      $237,662.96
  500061950     CHARLTON,VAUGHN W JR       12 KOTOBUKI LANE           LANDENBERG         PA     19350      $264,669.43
  500061951     WILSON,JACKIE B            8 BEEKMAN PLACE            MORRIS TOWNSHIP    NJ     07960      $467,685.98
  500061952     MCARVER,H FORD III         7 HILTON TERRACE           NEWPORT NEW        VA     23601      $308,955.07
  500061977     DEPALMA,FRANK J            3660 N. PIONEER BOULEVARD  LONG BEACH         CA     90808      $215,858.71
  500062014     BLYTHE,LARS JR             350 GARLAND DRIVE          PADUCAH            KY     42001      $299,635.23
  500062015     BROM,LAURA SUNDQUIST       59 MARSHALL ROAD           RIDGEFIELD         CT     06877      $368,539.68
  500062016     FABRICANT,ROBERT N         31091 SOUTH COAST HIGHWAY  LAGUNA BEACH       CA     92677    $1,088,365.19
  500062434     HIRSCH,STEVEN L            651 INTRACOASTAL DRIVE     FT. LAUDERDALE     FL     33304      $376,883.23
  500062435     BISHOP,KIM LYFORD          5530 STUCKY ROAD           BOZEMAN            MT     59715      $299,133.04
  500062497     DAVIS,TREVOR L & LOLA E    20012 OREGON TRAIL         OLYMPIA FIELDS     IL     60461      $287,801.80
  500062501     DUTTA,PARTHA P             1164 MALIBU DR.            SAN JOSE           CA     95129      $310,291.66
  500062513     SISSON JR,LEWIS R & FONDA  535 MEADOWSWEET LN         GREENVILLE         SC     29615      $248,402.27
  500062514     BERTONE,ALICIA L & MUIR,W  338 WEST SEVENTH AVENUE    COLUMBUS           OH     43201      $298,298.33


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500061929     MALYAK,PETER D               7.750      .150    7.600     .1000     7.500     10/01/2026
  500061950     CHARLTON,VAUGHN W JR         8.375      .150    8.225     .1000     8.125     10/01/2026
  500061951     WILSON,JACKIE B              8.000      .150    7.850     .1000     7.750     11/01/2026
  500061952     MCARVER,H FORD III           8.125      .150    7.975     .1000     7.875     10/01/2026
  500061977     DEPALMA,FRANK J              8.125      .150    7.975     .1000     7.875     11/01/2026
  500062014     BLYTHE,LARS JR               8.500      .250    8.250     .0500     8.200     10/01/2026
  500062015     BROM,LAURA SUNDQUIST         8.375      .250    8.125     .0500     8.075     10/01/2026
  500062016     FABRICANT,ROBERT N           7.500      .150    7.350     .1000     7.250     11/01/2011
  500062434     HIRSCH,STEVEN L              7.750      .150    7.600     .1000     7.500     11/01/2011
  500062435     BISHOP,KIM LYFORD            8.000      .150    7.850     .1000     7.750     11/01/2011
  500062497     DAVIS,TREVOR L & LOLA E      7.875      .250    7.625     .0500     7.575     11/01/2026
  500062501     DUTTA,PARTHA P               8.000      .150    7.850     .1000     7.750     11/01/2026
  500062513     SISSON JR,LEWIS R & FONDA    7.625      .250    7.375     .0500     7.325     10/01/2011
  500062514     BERTONE,ALICIA L & MUIR,W    8.250      .250    8.000     .0500     7.950     10/01/2011


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500061929     MALYAK,PETER D             091898787                  $1,705.06                  12/01/1996             360
  500061950     CHARLTON,VAUGHN W JR       091852365                  $2,014.19                  12/01/1996             360
  500061951     WILSON,JACKIE B            092402791                  $3,434.02        12        12/01/1996             360
  500061952     MCARVER,H FORD III         092403639                  $2,302.11         3        12/01/1996             360
  500061977     DEPALMA,FRANK J            092403345                  $1,603.79        12        12/01/1996             360
  500062014     BLYTHE,LARS JR             091894547                  $2,306.74                  12/01/1996             360
  500062015     BROM,LAURA SUNDQUIST       091899458                  $2,804.67        18        12/01/1996             360
  500062016     FABRICANT,ROBERT N         092404173                  *********                  12/01/1996             180
  500062434     HIRSCH,STEVEN L            092400027                  $3,558.02         1        12/01/1996             180
  500062435     BISHOP,KIM LYFORD          092404408                  $2,866.96                  12/01/1996             180
  500062497     DAVIS,TREVOR L & LOLA E    224509                     $2,088.20                  12/01/1996             360
  500062501     DUTTA,PARTHA P             092403976                  $2,278.34         2        12/01/1996             360
  500062513     SISSON JR,LEWIS R & FONDA  8600668                    $2,334.40         1        12/01/1996             180
  500062514     BERTONE,ALICIA L & MUIR,W  0915977                    $2,910.42                  12/01/1996             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500061929     MALYAK,PETER D              .00       .00       .00       .000        .150          .250      $299,000.00    N
  500061950     CHARLTON,VAUGHN W JR        .00       .00       .00       .000        .150          .250      $400,000.00    N
  500061951     WILSON,JACKIE B             .00       .00       .00       .000        .150          .250      $520,000.00    N
  500061952     MCARVER,H FORD III          .00       .00       .00       .000        .150          .250      $344,500.00    N
  500061977     DEPALMA,FRANK J             .00       .00       .00       .000        .150          .250      $240,000.00    N
  500062014     BLYTHE,LARS JR              .00       .00       .00       .000        .250          .300      $400,000.00    N
  500062015     BROM,LAURA SUNDQUIST        .00       .00       .00       .000        .250          .300      $419,000.00    N
  500062016     FABRICANT,ROBERT N          .00       .00       .00       .000        .150          .250    $1,825,000.00    N
  500062434     HIRSCH,STEVEN L             .00       .00       .00       .000        .150          .250      $420,000.00    N
  500062435     BISHOP,KIM LYFORD           .00       .00       .00       .000        .150          .250      $400,000.00    N
  500062497     DAVIS,TREVOR L & LOLA E                                                                       $368,000.00    N
  500062501     DUTTA,PARTHA P              .00       .00       .00       .000        .150          .250      $345,000.00    N
  500062513     SISSON JR,LEWIS R & FONDA                                                                     $269,900.00    N
  500062514     BERTONE,ALICIA L & MUIR,W                                                                     $380,000.00    N


 (vlegal.ace v1.4)                                                 Page   11
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500062516     JAIN,VIR SINGH & HEMANT    3353 CARPENTERS CREEK      CINCINNATI         OH     45241      $296,409.10
  500062520     FEBRE,REYNALDO V           38W119 MALLARD LAKE ROAD   ST. CHARLES        IL     60175      $359,594.87
  500062521     BROMLEY,KATHLEEN K         1031 PRUNE CT.             SUNNYVALE          CA     94087      $326,791.49
  500062522     GOLDBERG,RICHARD H         56 ELIZABETH CIRCLE        GREENBRAE          CA     94904      $548,357.08
  500062523     LEON,GRACIELA              1641 TIGERTAIL AVENUE      MIAMI              FL     33133      $239,321.66
  500062539     PERLMUTER,JOEL             16142 SANTA BARBARA LANE   HUNTINGTON BEAC    CA     92649      $418,204.84
  500062540     MALONE,MICHAEL P           28032 GRAY BARN LANE       LAKE BARRINGTON    IL     60010      $300,000.00
  500062541     WAKELAND,MICHAEL D         5204 CUESTA VERDE          AUSTIN             TX     78746      $303,006.66
  500062542     MCWILLIAMS,WALTER B II     2745 SOUTH PONTE VEDRA BL  PONTE VEDRA BEA    FL     32082      $250,000.00
  500062543     TUOMENOKSA,MARK            98 WASHINGTON AVENUE       BERNARDS TOWNSH    NJ     07920      $322,877.64
  500062544     KONNER,LAWRENCE M          441-441 1/2 NORTH ALFRED   LOS ANGELES        CA     90048      $359,393.11
  500062545     GOLVIN,SANDRA LEE          2219 GRAND CANAL           VENICE             CA     90291      $325,412.67
  500062546     KAUFMAN,WILLIAM R          149 CEDAR CREEK DRIVE      FRANKLIN           TN     37067      $224,849.03
  500062579     PUCCINO,STEPHEN J          30 RED FOX LANE            WEST VINCENT TO    PA     19343      $315,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500062516     JAIN,VIR SINGH & HEMANT      8.250      .250    8.000     .0500     7.950     10/01/2011
  500062520     FEBRE,REYNALDO V             8.875      .250    8.625     .0500     8.575     10/01/2026
  500062521     BROMLEY,KATHLEEN K           8.250      .150    8.100     .1000     8.000     11/01/2026
  500062522     GOLDBERG,RICHARD H           7.625      .150    7.475     .1000     7.375     11/01/2011
  500062523     LEON,GRACIELA                8.250      .250    8.000     .0500     7.950     11/01/2011
  500062539     PERLMUTER,JOEL               7.250      .150    7.100     .1000     7.000     11/01/2011
  500062540     MALONE,MICHAEL P             7.375      .150    7.225     .1000     7.125     12/01/2011
  500062541     WAKELAND,MICHAEL D           8.250      .150    8.100     .1000     8.000     11/01/2026
  500062542     MCWILLIAMS,WALTER B II       8.125      .150    7.975     .1000     7.875     12/01/2026
  500062543     TUOMENOKSA,MARK              7.875      .150    7.725     .1000     7.625     11/01/2026
  500062544     KONNER,LAWRENCE M            8.750      .250    8.500     .0500     8.450     11/01/2026
  500062545     GOLVIN,SANDRA LEE            8.750      .250    8.500     .0500     8.450     11/01/2026
  500062546     KAUFMAN,WILLIAM R            8.000      .150    7.850     .1000     7.750     11/01/2026
  500062579     PUCCINO,STEPHEN J            8.250      .150    8.100     .1000     8.000     12/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500062516     JAIN,VIR SINGH & HEMANT    0916167                    $2,891.99                  12/01/1996             180
  500062520     FEBRE,REYNALDO V           091899846                  $2,864.32                  12/01/1996             360
  500062521     BROMLEY,KATHLEEN K         092403973                  $2,456.64                  12/01/1996             360
  500062522     GOLDBERG,RICHARD H         092407233                  $5,137.71                  12/01/1996             180
  500062523     LEON,GRACIELA              092407334                  $2,328.34                  12/01/1996             180
  500062539     PERLMUTER,JOEL             091873530                  $3,834.02                  12/01/1996             180
  500062540     MALONE,MICHAEL P           092403503                  $2,759.77                  12/01/1996             180
  500062541     WAKELAND,MICHAEL D         092404333                  $2,277.84                  12/01/1996             360
  500062542     MCWILLIAMS,WALTER B II     092405156                  $1,856.24                  12/01/1996             360
  500062543     TUOMENOKSA,MARK            092406146                  $2,342.70        12        12/01/1996             360
  500062544     KONNER,LAWRENCE M          092407447                  $2,828.97        12        12/01/1996             360
  500062545     GOLVIN,SANDRA LEE          092407591                  $2,561.50                  12/01/1996             360
  500062546     KAUFMAN,WILLIAM R          092407778                  $1,650.97                  12/01/1996             360
  500062579     PUCCINO,STEPHEN J          091881188                  $2,366.49                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500062516     JAIN,VIR SINGH & HEMANT                                                                       $425,900.00    N
  500062520     FEBRE,REYNALDO V            .00       .00       .00       .000        .250          .300      $500,000.00    N
  500062521     BROMLEY,KATHLEEN K          .00       .00       .00       .000        .150          .250      $440,000.00    N
  500062522     GOLDBERG,RICHARD H          .00       .00       .00       .000        .150          .250      $700,000.00    N
  500062523     LEON,GRACIELA               .00       .00       .00       .000        .250          .300      $320,000.00    N
  500062539     PERLMUTER,JOEL              .00       .00       .00       .000        .150          .250      $610,000.00    N
  500062540     MALONE,MICHAEL P            .00       .00       .00       .000        .150          .250      $645,000.00    N
  500062541     WAKELAND,MICHAEL D          .00       .00       .00       .000        .150          .250      $379,000.00    N
  500062542     MCWILLIAMS,WALTER B II      .00       .00       .00       .000        .150          .250      $335,000.00    N
  500062543     TUOMENOKSA,MARK             .00       .00       .00       .000        .150          .250      $359,000.00    N
  500062544     KONNER,LAWRENCE M           .00       .00       .00       .000        .250          .300      $400,000.00    N
  500062545     GOLVIN,SANDRA LEE           .00       .00       .00       .000        .250          .300      $407,000.00    N
  500062546     KAUFMAN,WILLIAM R           .00       .00       .00       .000        .150          .250      $300,000.00    N
  500062579     PUCCINO,STEPHEN J           .00       .00       .00       .000        .150          .250      $426,666.00    N


 (vlegal.ace v1.4)                                                 Page   12
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500062581     PEREZ,LUIS F               16 SCENIC RIDGE DRIVE      BREWSTER           NY     10509      $281,700.00
  500062582     SIMMS,JAMES F              723 MAIRWOOD COURT         SAN JOSE           CA     95120      $262,519.21
  500062583     PITTLUCK,GLENN W           59 KARA DRIVE              NORTH ANDOVER      MA     01845      $268,000.00
  500062584     SHIGEMOTO,HIROMI DICK      3413 VINTAGE DRIVE         ROUND ROCK         TX     78664      $484,466.22
  500062701     KLEIN,ALAN H               621 AMBERSON AVENUE        PITTSBURGH         PA     15232      $650,000.00
  500062704     LIN,LINCOLE CHENWU & JENN  9706 PIAZZA COURT          CYPRESS            CA     90630      $322,289.04
  500062706     LITMANOVICH,ERIK & KARYN   24615 VISTA CERRITOS       CALABASAS          CA     91302      $361,286.57
  500062734     ROSS,LAURIE A & WHITAKER,  724 URSULA AVENUE          PACIFICA           CA     94044      $239,882.21
  500062745     COCKE,BESS                 124 SOLANO STREET          SAN RAFAEL         CA     94901      $236,950.00
  500062784     AYOUB,ALAA & DEBBIE        36740 AVENIDA LA CRESTA    MURRIETA           CA     92562      $359,770.44
  500062785     PADGHAM,HENRY F            583 TAHOS ROAD             ORINDA             CA     94563      $284,818.27
  500062786     IMLAY,GORDON L & MARGARET  470 WOOD AVENUE SOUTHWEST  BAINBRIDGE ISLA    WA     98110      $354,523.79
  500062791     TREVINO,ERNESTO & CLAUDET  2671 ST ALBANS DRIVE       LOA ALAMITOS       CA     90720      $258,072.27
  500062792     BECHTLOFF,CHARLES L & NOE  8612 SALT LAKE DRIVE       HUNTINGTON BEAC    CA     92646      $256,844.31


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500062581     PEREZ,LUIS F                 8.125      .150    7.975     .1000     7.875     12/01/2026
  500062582     SIMMS,JAMES F                7.875      .150    7.725     .1000     7.625     11/01/2026
  500062583     PITTLUCK,GLENN W             8.125      .150    7.975     .1000     7.875     12/01/2026
  500062584     SHIGEMOTO,HIROMI DICK        7.875      .150    7.725     .1000     7.625     11/01/2026
  500062701     KLEIN,ALAN H                 8.375      .150    8.225     .1000     8.125     12/01/2026
  500062704     LIN,LINCOLE CHENWU & JENN    8.125      .250    7.875     .0500     7.825     11/01/2026
  500062706     LITMANOVICH,ERIK & KARYN     8.625      .250    8.375     .0500     8.325     11/01/2026
  500062734     ROSS,LAURIE A & WHITAKER,    8.750      .250    8.500     .0500     8.450     09/01/2026
  500062745     COCKE,BESS                   8.250      .150    8.100     .1000     8.000     12/01/2026
  500062784     AYOUB,ALAA & DEBBIE          8.250      .250    8.000     .0500     7.950     11/01/2026
  500062785     PADGHAM,HENRY F              8.250      .250    8.000     .0500     7.950     11/01/2026
  500062786     IMLAY,GORDON L & MARGARET    8.250      .250    8.000     .0500     7.950     11/01/2026
  500062791     TREVINO,ERNESTO & CLAUDET    7.875      .250    7.625     .0500     7.575     11/01/2026
  500062792     BECHTLOFF,CHARLES L & NOE    8.500      .250    8.250     .0500     8.200     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500062581     PEREZ,LUIS F               091894421                  $2,091.61         2        12/01/1996             360
  500062582     SIMMS,JAMES F              092401442                  $1,904.76                  12/01/1996             360
  500062583     PITTLUCK,GLENN W           092404292                  $1,989.89                  12/01/1996             360
  500062584     SHIGEMOTO,HIROMI DICK      092408232                  $3,516.59                  12/01/1996             360
  500062701     KLEIN,ALAN H               092408790                  $4,940.47                  12/01/1996             360
  500062704     LIN,LINCOLE CHENWU & JENN  4016473                    $2,394.56                  12/01/1996             360
  500062706     LITMANOVICH,ERIK & KARYN   4003596                    $2,811.72        12        12/01/1996             360
  500062734     ROSS,LAURIE A & WHITAKER,  3983541                    $1,890.45         3        12/01/1996             360
  500062745     COCKE,BESS                 092407234                  $1,780.13                  12/01/1996             360
  500062784     AYOUB,ALAA & DEBBIE        4026233                    $2,704.56                  12/01/1996             360
  500062785     PADGHAM,HENRY F            4019246                    $2,141.11                  12/01/1996             360
  500062786     IMLAY,GORDON L & MARGARET  4022596                    $2,665.12                  12/01/1996             360
  500062791     TREVINO,ERNESTO & CLAUDET  4022638                    $1,872.50                  12/01/1996             360
  500062792     BECHTLOFF,CHARLES L & NOE  4024998                    $1,976.11                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500062581     PEREZ,LUIS F                .00       .00       .00       .000        .150          .250      $313,000.00    N
  500062582     SIMMS,JAMES F               .00       .00       .00       .000        .150          .250      $415,000.00    N
  500062583     PITTLUCK,GLENN W            .00       .00       .00       .000        .150          .250      $338,000.00    N
  500062584     SHIGEMOTO,HIROMI DICK       .00       .00       .00       .000        .150          .250      $635,000.00    N
  500062701     KLEIN,ALAN H                .00       .00       .00       .000        .150          .250      $815,000.00    N
  500062704     LIN,LINCOLE CHENWU & JENN                                                                     $430,000.00    N
  500062706     LITMANOVICH,ERIK & KARYN                                                                      $421,000.00    N
  500062734     ROSS,LAURIE A & WHITAKER,                                                                     $267,000.00    N
  500062745     COCKE,BESS                  .00       .00       .00       .000        .150          .250      $296,200.00    N
  500062784     AYOUB,ALAA & DEBBIE                                                                           $450,000.00    N
  500062785     PADGHAM,HENRY F                                                                               $485,000.00    N
  500062786     IMLAY,GORDON L & MARGARET                                                                     $473,000.00    N
  500062791     TREVINO,ERNESTO & CLAUDET                                                                     $322,826.00    N
  500062792     BECHTLOFF,CHARLES L & NOE                                                                     $325,000.00    N


 (vlegal.ace v1.4)                                                 Page   13
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ---------    --------------------------  -------------------------  ---------------   -----   -----    -------------
  500062795     BEAULIEU,ROBERT W JR & DI  336 PEQUOT AVENUE          NEW LONDON         CT     06320      $215,772.53
  500062799     EVANS,DEBORAH & FODEN,TOM  15419 VIA DE LAS OLAS (PA  LOS ANGELES        CA     90272      $539,108.44
  500062800     SEUC,JORGE L& EMMA         25641 ARIA DRIVE           MISSION VIEJO      CA     92692      $271,448.82
  500062801     DAVIS,MICHAEL E& CAROL     155 PATHELEN AVENUE        OAK VIEW           CA     93022      $272,460.63
  500062802     SCHNAPF,ROBERT M& MITTLEM  2817 PUTNAM STREET         LOS ANGELES        CA     90039      $283,818.90
  500062804     ARDALAN,SOUZAN ROSHAN-     614 PALISADES DRIVE (PACI  LOS ANGELES        CA     90272      $342,139.71
  500062806     RUTCHLAND III,JOHN&VERGUN  10552 DEERING AVENUE       LOS ANGELES        CA     91311      $251,320.32
  500062807     SHELTON,MARK&JEANETTE      2104 PINEHURST ST          GLENDORA           CA     91741      $261,633.06
  500062808     SHATAFIAN,STEPHEN R & KAR  239 16TH STREET            SEAL BEACH         CA     90740      $267,824.69
  500062814     STANFIELD,B.B.             4946 BRIARWOOD PL          DALLAS             TX     75209      $263,280.03
  500062815     PERKINS,GA                 655 BALBRIGGAN COURT       CINCINNATI         OH     45255      $328,000.00
  500062816     FORT,D.W.                  1208 BLUE RIDGE ROAD       CHARLOTTESVILLE    VA     22903      $340,000.00
  500062818     BEVERIDGE,M.S.             209 LYNNWOOD TERRACE       NASHVILLE          TN     37205      $524,629.45
  500062819     TANDSKI,R.A.               1307 PINTAIL CT            HARPERS FERRY      WV     25425      $218,853.05


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------------  --------    -----   ------     -----   ------      ----------
  500062795     BEAULIEU,ROBERT W JR & DI    8.625      .250    8.375     .0500     8.325     11/01/2026
  500062799     EVANS,DEBORAH & FODEN,TOM    9.000      .250    8.750     .0500     8.700     09/01/2026
  500062800     SEUC,JORGE L& EMMA           8.000      .250    7.750     .0500     7.700     09/01/2026
  500062801     DAVIS,MICHAEL E& CAROL       8.125      .250    7.875     .0500     7.825     09/01/2026
  500062802     SCHNAPF,ROBERT M& MITTLEM    8.250      .250    8.000     .0500     7.950     11/01/2026
  500062804     ARDALAN,SOUZAN ROSHAN-       8.250      .250    8.000     .0500     7.950     09/01/2026
  500062806     RUTCHLAND III,JOHN&VERGUN    8.750      .250    8.500     .0500     8.450     11/01/2026
  500062807     SHELTON,MARK&JEANETTE        8.250      .250    8.000     .0500     7.950     11/01/2026
  500062808     SHATAFIAN,STEPHEN R & KAR    8.125      .250    7.875     .0500     7.825     11/01/2026
  500062814     STANFIELD,B.B.               8.500      .250    8.250     .0400     8.210     11/01/2026
  500062815     PERKINS,GA                   8.500      .250    8.250     .0400     8.210     12/01/2026
  500062816     FORT,D.W.                    8.375      .250    8.125     .0400     8.085     12/01/2026
  500062818     BEVERIDGE,M.S.               7.750      .250    7.500     .0400     7.460     11/01/2026
  500062819     TANDSKI,R.A.                 8.000      .250    7.750     .0400     7.710     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------------  -------                    ---------        --        ----------             ----
  500062795     BEAULIEU,ROBERT W JR & DI  4011854                    $1,679.25         1        12/01/1996             360
  500062799     EVANS,DEBORAH & FODEN,TOM  3981511                    $4,344.97                  12/01/1996             360
  500062800     SEUC,JORGE L& EMMA         3946662                    $1,995.84                  12/01/1996             360
  500062801     DAVIS,MICHAEL E& CAROL     3493198                    $2,027.02                  12/01/1996             360
  500062802     SCHNAPF,ROBERT M& MITTLEM  3951944                    $2,133.60                  12/01/1996             360
  500062804     ARDALAN,SOUZAN ROSHAN-     3948601                    $2,575.35                  12/01/1996             360
  500062806     RUTCHLAND III,JOHN&VERGUN  4058863                    $1,978.28        12        12/01/1996             360
  500062807     SHELTON,MARK&JEANETTE      4059622                    $1,966.82        12        12/01/1996             360
  500062808     SHATAFIAN,STEPHEN R & KAR  4062964                    $1,989.90                  12/01/1996             360
  500062814     STANFIELD,B.B.             0916422                    $2,027.25                  12/01/1996             360
  500062815     PERKINS,GA                 0917505                    $2,522.04                  12/01/1996             360
  500062816     FORT,D.W.                  8597689                    $2,584.25                  12/01/1996             360
  500062818     BEVERIDGE,M.S.             0918087                    $3,761.16                  12/01/1996             360
  500062819     TANDSKI,R.A.               8385508                    $1,606.95         1        12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------------  ----     -----     ----      ------      ------        ------    -----          ------
  500062795     BEAULIEU,ROBERT W JR & DI                                                                     $239,900.00    N
  500062799     EVANS,DEBORAH & FODEN,TOM                                                                     $675,000.00    N
  500062800     SEUC,JORGE L& EMMA                                                                            $340,000.00    N
  500062801     DAVIS,MICHAEL E& CAROL                                                                        $373,000.00    N
  500062802     SCHNAPF,ROBERT M& MITTLEM                                                                     $355,000.00    N
  500062804     ARDALAN,SOUZAN ROSHAN-                                                                        $428,500.00    N
  500062806     RUTCHLAND III,JOHN&VERGUN                                                                     $265,000.00    N
  500062807     SHELTON,MARK&JEANETTE                                                                         $308,000.00    N
  500062808     SHATAFIAN,STEPHEN R & KAR                                                                     $335,000.00    N
  500062814     STANFIELD,B.B.                                                                                $440,000.00    N
  500062815     PERKINS,GA                                                                                    $410,000.00    N
  500062816     FORT,D.W.                                                                                     $425,000.00    N
  500062818     BEVERIDGE,M.S.                                                                                $895,000.00    N
  500062819     TANDSKI,R.A.                                                                                  $244,993.00    N


 (vlegal.ace v1.4)                                                 Page   14
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------------  ------------------------   ---------------   -----   -----    -----------
  500062820     DOBBERSTEIN,S              5318 ADDINGTON CT          CHARLOTTE          NC     28270      $249,836.46
  500062821     CHENGAPPA,HARAGA M &RAMAM  8663 PLUM HOLLOW POINT     HOLLAND            OH     43528      $290,074.16
  500062822     EMANUEL,S JOSEPH &MARCIA   3351 STONEBRIDGE ROAD      KETTERING          OH     45419      $291,823.10
  500062823     MEYERS,JASON B & DANIELLE  3 DRISCOLL COURT           GAITHERSBURG       MD     20878      $242,237.35
  500062824     VALENTI,S                  1862 BERKSHIRE CLUB DR     CINCINNATI         OH     45230      $269,818.83
  500062825     CRABEL,S.E.                4820 43RD STREET N.W.      WASHINGTON         DC     26016      $228,842.40
  500062826     CURTIS,W                   3340 THORNTREE COURT       ARLINGTON          TX     76016      $237,598.39
  500062827     TERRILL,J.W                622 CREEKBEND DRIVE        MESQUITE           TX     75149      $245,100.00
  500062828     VANALLEN,F                 529 OAK LANDING LN         KNOXVILLE          TN     37922      $262,000.00
  500062829     KOLLER,K.B.                8401 KINTAIL DRIVE         CHESTERFIELD       VA     23838      $264,935.22
  500062833     CHLODNEY,R.T.              4184 SAGEWOOD COURT        GREENWOOD          IN     46143      $271,458.27
  500062834     FORSMAN,J.C.               1320 THUNDER RIDGE ROAD    SANTA FE           NM     87501      $633,625.69
  500062839     BARTELL,MICHAEL E & SUSAN  12617 LAKE NORMANDY LANE   FAIRFAX            VA     22030      $254,815.44
  500062844     LOCH,JEFFREY D&PAMELA J    34431 CAMINO CAPISTRANO    DANA POINT         CA     92629      $410,331.41


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------------  --------    -----   ------     -----   -------     ----------
  500062820     DOBBERSTEIN,S                8.125      .250    7.875     .0400     7.835     11/01/2026
  500062821     CHENGAPPA,HARAGA M &RAMAM    8.500      .250    8.250     .0400     8.210     11/01/2026
  500062822     EMANUEL,S JOSEPH &MARCIA     8.500      .250    8.250     .0400     8.210     11/01/2026
  500062823     MEYERS,JASON B & DANIELLE    8.000      .250    7.750     .0400     7.710     11/01/2026
  500062824     VALENTI,S                    8.000      .250    7.750     .0400     7.710     11/01/2026
  500062825     CRABEL,S.E.                  7.875      .250    7.625     .0400     7.585     11/01/2026
  500062826     CURTIS,W                     8.250      .250    8.000     .0400     7.960     11/01/2026
  500062827     TERRILL,J.W                  8.500      .250    8.250     .0400     8.210     12/01/2026
  500062828     VANALLEN,F                   8.000      .250    7.750     .0400     7.710     12/01/2026
  500062829     KOLLER,K.B.                  8.375      .250    8.125     .0400     8.085     11/01/2026
  500062833     CHLODNEY,R.T.                7.750      .250    7.500     .0400     7.460     11/01/2026
  500062834     FORSMAN,J.C.                 8.625      .250    8.375     .0400     8.335     11/01/2026
  500062839     BARTELL,MICHAEL E & SUSAN    7.625      .250    7.375     .0500     7.325     11/01/2026
  500062844     LOCH,JEFFREY D&PAMELA J      8.125      .250    7.875     .0500     7.825     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ---------    --------------------------  ----------                 ---------        --        ----------             ----
  500062820     DOBBERSTEIN,S              0916629                    $1,856.25                  12/01/1996             360
  500062821     CHENGAPPA,HARAGA M &RAMAM  8421579                    $2,231.77                  12/01/1996             360
  500062822     EMANUEL,S JOSEPH &MARCIA   8569750                    $2,245.23                  12/01/1996             360
  500062823     MEYERS,JASON B & DANIELLE  857480                     $1,778.65                  12/01/1996             360
  500062824     VALENTI,S                  0916958                    $1,981.17         1        12/01/1996             360
  500062825     CRABEL,S.E.                8574821                    $1,660.41                  12/01/1996             360
  500062826     CURTIS,W                   8429413                    $1,786.14                  12/01/1996             360
  500062827     TERRILL,J.W                8617137                    $1,884.61        14        12/01/1996             360
  500062828     VANALLEN,F                 8437307                    $1,922.47                  12/01/1996             360
  500062829     KOLLER,K.B.                111496                     $2,014.96        14        12/01/1996             360
  500062833     CHLODNEY,R.T.              111496                     $1,946.14                  12/01/1996             360
  500062834     FORSMAN,J.C.               0917757                    $4,931.19                  12/01/1996             360
  500062839     BARTELL,MICHAEL E & SUSAN  4057725                    $1,804.88                  12/01/1996             360
  500062844     LOCH,JEFFREY D&PAMELA J    4045456                    $3,048.70                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ---------    --------------------------  ----     -----     ----      ------      ------        ------    -------------  ------
  500062820     DOBBERSTEIN,S                                                                                 $317,416.00    N
  500062821     CHENGAPPA,HARAGA M &RAMAM                                                                     $387,000.00    N
  500062822     EMANUEL,S JOSEPH &MARCIA                                                                      $365,000.00    N
  500062823     MEYERS,JASON B & DANIELLE                                                                     $303,000.00    N
  500062824     VALENTI,S                                                                                     $300,000.00    N
  500062825     CRABEL,S.E.                                                                                   $295,000.00    N
  500062826     CURTIS,W                                                                                      $317,000.00    N
  500062827     TERRILL,J.W                                                                                   $273,000.00    N
  500062828     VANALLEN,F                                                                                    $332,000.00    N
  500062829     KOLLER,K.B.                                                                                   $294,600.00    N
  500062833     CHLODNEY,R.T.                                                                                 $339,614.00    N
  500062834     FORSMAN,J.C.                                                                                $1,100,000.00    N
  500062839     BARTELL,MICHAEL E & SUSAN                                                                     $325,000.00    N
  500062844     LOCH,JEFFREY D&PAMELA J                                                                       $513,277.00    N


 (vlegal.ace v1.4)                                                 Page   15
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ---------    --------------------------  -------------------------  -----------       -----   -----    -------------
  500062846     BUCKLEY,ROBERT A&JENNIFER  3389 ROSSI STREET          LAFAYETTE          CA     94549      $349,765.16
  500062848     MCCRORY,ROBERT T&KARI A    1532 EAST MCGRAW STREET    SEATTLE            WA     98112      $319,795.95
  500062849     BOKOCH,GARY M&JANET N      1044 QUAIL GARDENS COURT   ENCINITAS          CA     92024      $300,000.00
  500062855     RIVAS,JOSE ALONZO & LISSE  890 VIA MARQUESA           CAMARILLO          CA     93012      $223,831.15
  500062856     ALCASID,EDNA B             3421 VETERAN AVENUE        LOS ANGELES        CA     90034      $215,605.24
  500062857     DELEON,MANUEL VELAZQUEZ &  556 PLAZA DEL CID          CHULA VISTA        CA     91910      $321,378.67
  500062858     VASILESCU,FLORIN A & BUSH  13047 DICKENS STREET STUD  LOS ANGELES        CA     91604      $339,766.01
  500062859     SUTTON,EARL JON & STACEY   12520 WATSONVILLE ROAD     GILROY             CA     95020      $235,849.51
  500062860     BALL,LAWRENCE R            9 SAINT MALO BEACH STREET  OCEANSIDE          CA     92054      $375,760.23
  500062861     NEYMAN,ALEX & INNA         11534 DONA EVITA DRIVE (S  LOS ANGELES        CA     91604      $419,738.95
  500062862     GEORGES,JON & SANDOVAL,RO  2259 RONDA VISTA DRIVE     LOS ANGELES        CA     90027      $231,848.24
  500062863     MCMANAMON,KEVIN & NATHALI  1536 COWPER COURT          SAN JOSE           CA     95120      $371,743.99
  500062878     FEHLMAN,MARK L & ANNE M    1824 ALTURA PLACE          SAN DIEGO          CA     92103      $289,819.75
  500062891     ENRIQUEZ,OSCAR R & SPINA,  5337 EAST APPIAN WAY       LONG BEACH         CA     90803      $247,338.10


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ---------    --------------------------  --------    -----   ------     -----   -------     ----------
  500062846     BUCKLEY,ROBERT A&JENNIFER    8.000      .250    7.750     .0500     7.700     11/01/2026
  500062848     MCCRORY,ROBERT T&KARI A      8.250      .250    8.000     .0500     7.950     11/01/2026
  500062849     BOKOCH,GARY M&JANET N        8.000      .250    7.750     .0500     7.700     12/01/2026
  500062855     RIVAS,JOSE ALONZO & LISSE    8.750      .250    8.500     .0500     8.450     11/01/2026
  500062856     ALCASID,EDNA B               8.000      .250    7.750     .0500     7.700     11/01/2026
  500062857     DELEON,MANUEL VELAZQUEZ &    7.875      .250    7.625     .0500     7.575     11/01/2026
  500062858     VASILESCU,FLORIN A & BUSH    7.875      .250    7.625     .0500     7.575     11/01/2026
  500062859     SUTTON,EARL JON & STACEY     8.250      .250    8.000     .0500     7.950     11/01/2026
  500062860     BALL,LAWRENCE R              8.250      .250    8.000     .0500     7.950     11/01/2026
  500062861     NEYMAN,ALEX & INNA           8.375      .250    8.125     .0500     8.075     11/01/2026
  500062862     GEORGES,JON & SANDOVAL,RO    8.125      .250    7.875     .0500     7.825     11/01/2026
  500062863     MCMANAMON,KEVIN & NATHALI    7.875      .250    7.625     .0500     7.575     11/01/2026
  500062878     FEHLMAN,MARK L & ANNE M      8.375      .250    8.125     .0500     8.075     11/01/2026
  500062891     ENRIQUEZ,OSCAR R & SPINA,    8.125      .250    7.875     .0500     7.825     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ---------    --------------------------  ----------                 ---------        --        ----------             ----
  500062846     BUCKLEY,ROBERT A&JENNIFER  4039053                    $2,568.18                  12/01/1996             360
  500062848     MCCRORY,ROBERT T&KARI A    4048047                    $2,404.06                  12/01/1996             360
  500062849     BOKOCH,GARY M&JANET N      4064580                    $2,201.30                  12/01/1996             360
  500062855     RIVAS,JOSE ALONZO & LISSE  4034625                    $1,761.90                  12/01/1996             360
  500062856     ALCASID,EDNA B             4035614                    $1,583.10        12        12/01/1996             360
  500062857     DELEON,MANUEL VELAZQUEZ &  4037172                    $2,331.83                  12/01/1996             360
  500062858     VASILESCU,FLORIN A & BUSH  4038063                    $2,465.24                  12/01/1996             360
  500062859     SUTTON,EARL JON & STACEY   4029328                    $1,772.99                  12/01/1996             360
  500062860     BALL,LAWRENCE R            4040532                    $2,824.77                  12/01/1996             360
  500062861     NEYMAN,ALEX & INNA         4029997                    $3,192.31                  12/01/1996             360
  500062862     GEORGES,JON & SANDOVAL,RO  4026803                    $1,722.60                  12/01/1996             360
  500062863     MCMANAMON,KEVIN & NATHALI  4031498                    $2,697.26                  12/01/1996             360
  500062878     FEHLMAN,MARK L & ANNE M    4030979                    $2,204.21                  12/01/1996             360
  500062891     ENRIQUEZ,OSCAR R & SPINA,  4058046                    $1,837.69        12        12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ---------    --------------------------  ----     -----     ----      ------      ------        ------    -------------  ------
  500062846     BUCKLEY,ROBERT A&JENNIFER                                                                     $575,000.00    N
  500062848     MCCRORY,ROBERT T&KARI A                                                                       $411,000.00    N
  500062849     BOKOCH,GARY M&JANET N                                                                         $418,150.00    N
  500062855     RIVAS,JOSE ALONZO & LISSE                                                                     $279,950.00    N
  500062856     ALCASID,EDNA B                                                                                $240,000.00    N
  500062857     DELEON,MANUEL VELAZQUEZ &                                                                     $402,000.00    N
  500062858     VASILESCU,FLORIN A & BUSH                                                                     $425,000.00    N
  500062859     SUTTON,EARL JON & STACEY                                                                      $372,500.00    N
  500062860     BALL,LAWRENCE R                                                                               $470,000.00    N
  500062861     NEYMAN,ALEX & INNA                                                                            $700,000.00    N
  500062862     GEORGES,JON & SANDOVAL,RO                                                                     $290,000.00    N
  500062863     MCMANAMON,KEVIN & NATHALI                                                                     $465,000.00    N
  500062878     FEHLMAN,MARK L & ANNE M                                                                       $362,500.00    N
  500062891     ENRIQUEZ,OSCAR R & SPINA,                                                                     $275,000.00    N


 (vlegal.ace v1.4)                                                 Page   16
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ---------    -----------------           -------------------------  ----------        -----   -----    -------------
  600042322     PHILIP V COLEMAN           12100 LONSDALE LANE        ROSWELL            GA     30075      $215,674.95
  600052930     KRAUSHAAR                  "115 FOURTH, UNIT 5J"      NEW YORK           NY     10003      $298,945.31
  600054947     FRITZEL                    2019 HOGAN DRIVE           LAWRENCE           KS     66047      $449,197.23
  600054948     REZA                       3521 PLUMB                 HOUSTON            TX     77005      $290,870.13
  600054949     STEINGARD                  6040 EAST LAUREL LANE      SCOTTSDALE         AZ     85254      $375,251.39
  600054950     FREUND                     3356 N DICKERSON STREET    ARLINGTON          VA     22207      $269,554.23
  600054951     BOWDEN                     105 KAREN PLACE            WYCKOFF            NJ     07481      $335,621.87
  600054952     EDELMAN                    11 FRED JAHN DR.           FREEHOLD           NJ     07728      $250,919.45
  600054953     CAMPBELL                   640 SURREY ROAD            ELKHORN            NE     68022      $499,036.92
  600054954     CARLSON                    7986 WINGED FOOT COURT     PLEASANTON         CA     94588      $368,562.73
  600054956     HORROCKS                   884 GRANADA LANE           VACAVILLE          CA     95688      $241,860.77
  600054957     BIAGIOTTI                  5569 WILLOW SPRINGS DRIVE  MORRISON           CO     80465      $299,422.14
  600054958     STAAT                      4620  GRAND CASTLE         ST. LOUIS          MO     63128      $294,001.03
  600054959     GREENBERG                  14324  PLATINUM  DRIVE     N. POTOMAC         MD     20878      $261,868.27


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ---------    -----------------           --------    -----   ------     -----   -------     ----------
  600042322     PHILIP V COLEMAN             7.125      .250    6.875     .0500     6.825     08/01/2025
  600052930     KRAUSHAAR                    8.750      .250    8.500     .0500     8.450     06/01/2026
  600054947     FRITZEL                      8.625      .250    8.375     .0400     8.335     09/01/2026
  600054948     REZA                         8.875      .250    8.625     .0400     8.585     07/01/2026
  600054949     STEINGARD                    8.750      .250    8.500     .0400     8.460     09/01/2026
  600054950     FREUND                       9.000      .250    8.750     .0400     8.710     09/01/2026
  600054951     BOWDEN                       8.875      .250    8.625     .0400     8.585     10/01/2026
  600054952     EDELMAN                      8.250      .250    8.000     .0400     7.960     06/01/2026
  600054953     CAMPBELL                     8.250      .250    8.000     .0400     7.960     09/01/2026
  600054954     CARLSON                      8.625      .250    8.375     .0400     8.335     10/01/2026
  600054956     HORROCKS                     8.750      .250    8.500     .0400     8.460     11/01/2026
  600054957     BIAGIOTTI                    8.250      .250    8.000     .0400     7.960     09/01/2026
  600054958     STAAT                        8.875      .250    8.625     .0400     8.585     09/01/2026
  600054959     GREENBERG                    8.000      .250    7.750     .0400     7.710     09/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ---------    -----------------           ----------                 ---------        --        ----------             ----
  600042322     PHILIP V COLEMAN           4505655                    $1,472.75         2        12/01/1996             360
  600052930     KRAUSHAAR                  2813681                    $2,360.10                  12/01/1996             360
  600054947     FRITZEL                    5051284                    $3,500.05                  12/01/1996             360
  600054948     REZA                       5066605                    $2,320.90        18        12/01/1996             360
  600054949     STEINGARD                  5066619                    $2,957.99                  12/01/1996             360
  600054950     FREUND                     5066772                    $2,172.48                  12/01/1996             360
  600054951     BOWDEN                     5066954                    $2,673.37                  12/01/1996             360
  600054952     EDELMAN                    5066960                    $1,892.44         7        12/01/1996             360
  600054953     CAMPBELL                   5067006                    $3,756.33                  12/01/1996             360
  600054954     CARLSON                    5067009                    $2,870.04        18        12/01/1996             360
  600054956     HORROCKS                   5067038                    $1,903.81                  12/01/1996             360
  600054957     BIAGIOTTI                  5067044                    $2,253.80                  12/01/1996             360
  600054958     STAAT                      5067047                    $2,343.17        18        12/01/1996             360
  600054959     GREENBERG                  5067055                    $1,925.40                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ---------    -----------------           ----     -----     ----      ------      ------        ------    -------------  ------
  600042322     PHILIP V COLEMAN                                                                              $242,900.00    N
  600052930     KRAUSHAAR                                                                                     $428,000.00    N
  600054947     FRITZEL                                                                                       $675,000.00    N
  600054948     REZA                                                                                          $325,000.00    N
  600054949     STEINGARD                                                                                     $475,000.00    N
  600054950     FREUND                                                                                        $340,000.00    N
  600054951     BOWDEN                                                                                        $420,000.00    N
  600054952     EDELMAN                                                                                       $282,000.00    N
  600054953     CAMPBELL                                                                                      $680,000.00    N
  600054954     CARLSON                                                                                       $410,000.00    N
  600054956     HORROCKS                                                                                      $335,000.00    N
  600054957     BIAGIOTTI                                                                                     $425,000.00    N
  600054958     STAAT                                                                                         $320,000.00    N
  600054959     GREENBERG                                                                                     $328,000.00    N


 (vlegal.ace v1.4)                                                 Page   17
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ---------    ------------                -----------------------    -----------       -----   -----    -------------
  600054960     MEISSNER                   8114 PIMLICO LANE          BOERNE             TX     78006      $239,560.73
  600054961     ELLIS                      2 QUICK DRIVE              HILLSBOROUG        NJ     08853      $227,763.45
  600054963     MUNYON                     3400 SOUTH HABITAT LANE    BOISE              ID     83706      $346,932.25
  600054964     IANNUCCI                   123 PREAKNESS DRIVE        MT. LAUREL         NJ     08054      $251,462.97
  600054965     DEAN                       11001 OAKTON WOODS WAY     OAKTON             VA     22124      $279,594.10
  600054966     CLAUNCH                    15 VOSA HILL ROAD          WESTFORD           MA     01886      $254,665.25
  600054967     CIABATTONI                 510 AUGUSTA  DRIVE         SPRING TOWN        PA     19608      $269,518.35
  600054968     MORRISSEY                  7098 TORREY STREET         ARVADA             CO     80007      $249,718.66
  600054970     EHREN                      6015 BAYVIEW DRIVE         MUKILTEO           WA     98275      $306,617.03
  600054971     RAMSEY                     2943 KINGSFORD             SAN ANTONIO        TX     78259      $249,270.28
  600054972     MORGAREIDGE                XXX ASHFORD COURT          ORANGE  PAR        FL     32073      $251,455.06
  600054973     WOODBURN                   7094 BROADWAY TERRACE      OAKLAND            CA     94611      $423,162.28
  600054974     SMOLSKIS                   10406 HEBARD STREET        KENSINGTON         MD     20895      $219,310.07
  600054975     LECLAIR                    15119 BALLANTYNE COUNTRY   CHARLOTTE          NC     28277      $339,167.32


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ---------    ------------                --------    -----   ------     -----   -------     ----------
  600054960     MEISSNER                     8.500      .250    8.250     .0400     8.210     09/01/2026
  600054961     ELLIS                        8.875      .250    8.625     .0400     8.585     09/01/2026
  600054963     MUNYON                       8.000      .250    7.750     .0400     7.710     10/01/2026
  600054964     IANNUCCI                     7.750      .250    7.500     .0400     7.460     09/01/2026
  600054965     DEAN                         7.625      .250    7.375     .0400     7.335     10/01/2026
  600054966     CLAUNCH                      8.125      .250    7.875     .0400     7.835     10/01/2026
  600054967     CIABATTONI                   8.625      .250    8.375     .0400     8.335     09/01/2026
  600054968     MORRISSEY                    8.875      .250    8.625     .0400     8.585     10/01/2026
  600054970     EHREN                        8.375      .250    8.125     .0400     8.085     10/01/2026
  600054971     RAMSEY                       8.750      .250    8.500     .0400     8.460     07/01/2026
  600054972     MORGAREIDGE                  7.750      .250    7.500     .0400     7.460     09/01/2026
  600054973     WOODBURN                     8.125      .250    7.875     .0400     7.835     09/01/2026
  600054974     SMOLSKIS                     8.250      .250    8.000     .0400     7.960     11/01/2026
  600054975     LECLAIR                      8.500      .250    8.250     .0400     8.210     08/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ---------    ------------                ----------                 ---------        --        ----------             ----
  600054960     MEISSNER                   5067073                    $1,845.39                  12/01/1996             360
  600054961     ELLIS                      5067083                    $1,815.26        18        12/01/1996             360
  600054963     MUNYON                     5067142                    $2,549.10        18        12/01/1996             360
  600054964     IANNUCCI                   5067238                    $1,805.36        15        12/01/1996             360
  600054965     DEAN                       5067244                    $1,981.82                  12/01/1996             360
  600054966     CLAUNCH                    5067260                    $1,893.37                  12/01/1996             360
  600054967     CIABATTONI                 5067413                    $2,100.03        18        12/01/1996             360
  600054968     MORRISSEY                  5067414                    $1,989.11                  12/01/1996             360
  600054970     EHREN                      5067609                    $2,333.42         2        12/01/1996             360
  600054971     RAMSEY                     5067711                    $1,966.75        12        12/01/1996             360
  600054972     MORGAREIDGE                5067951                    $1,805.36        18        12/01/1996             360
  600054973     WOODBURN                   5067966                    $3,148.19                  12/01/1996             360
  600054974     SMOLSKIS                   5068187                    $1,648.65        18        12/01/1996             360
  600054975     LECLAIR                    8407884                    $2,614.31                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ---------    ------------                ----     -----     ----      ------      ------        ------    -----          ------
  600054960     MEISSNER                                                                                      $303,000.00    N
  600054961     ELLIS                                                                                         $255,000.00    N
  600054963     MUNYON                                                                                        $390,000.00    N
  600054964     IANNUCCI                                                                                      $280,000.00    N
  600054965     DEAN                                                                                          $410,000.00    N
  600054966     CLAUNCH                                                                                       $370,000.00    N
  600054967     CIABATTONI                                                                                    $304,500.00    N
  600054968     MORRISSEY                                                                                     $340,000.00    N
  600054970     EHREN                                                                                         $324,000.00    N
  600054971     RAMSEY                                                                                        $270,000.00    N
  600054972     MORGAREIDGE                                                                                   $303,000.00    N
  600054973     WOODBURN                                                                                      $530,000.00    N
  600054974     SMOLSKIS                                                                                      $231,000.00    N
  600054975     LECLAIR                                                                                       $476,000.00    N


 (vlegal.ace v1.4)                                                 Page   18
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ---------    --------------------        -------------------------  ------------      -----   -----    -------------
  600054976     FISHSTEIN                  9285 NESBIT LAKES DRIVE    ALPHARETTA         GA     30202      $229,198.17
  600054977     GRANDAS                    3133 EDGEWATER VIEW        WOODBERRY          MN     55125      $294,968.02
  600054978     MILLER                     9 BRIDLE PATH DRIVE        NORTHBOROUG        MA     01532      $256,724.20
  600054979     WEIDMAN                    4416 PRADEL DRIVE          NAPERVILLE         IL     60564      $224,354.19
  600054980     DINE                       12 BROOKVILLE HOLLOW ROAD  DELAWARE TO        NJ     08559      $220,344.27
  600054981     JOHNSTON                   25 BRANCHVILLE ROAD        RIDGEFIELD         CT     06877      $249,287.34
  600054982     MORRISON                   7 ARROWHEAD DRIVE          MONROE             CT     06468      $402,848.37
  600054983     HOAGLAND                   21321 CROWN LAKE DRIVE     CORNELIUS          NC     28031      $216,980.80
  600054984     MCALPIN                    3720 ASHFORD LEIGH COURT   CHARLOTTE          NC     28269      $219,474.85
  600054985     RENZ                       3673 SOUTH AGAVE WAY       CHANDLER           AZ     85248      $252,663.62
  600054986     BURTON                     1944 FOXHALL ROAD          MCLEAN             VA     22101      $271,088.66
  600055590     KRUSE KENNETH A            11 PRINCETON OVAL          FREEHOLD           NJ     07728      $249,832.26
  600055591     WALSH CHRISTOPHER G        12 ORCHARD ROAD            FLORHAM PARK       NJ     07932      $221,862.02
  600055592     SAURO JR FRANK             12 GLEN VIEW DRIVE         CLINTON            NJ     08809      $303,820.52


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ---------    --------------------        -------     -----   ------     -----   -------     ----------
  600054976     FISHSTEIN                    7.875      .250    7.625     .0400     7.585     07/01/2026
  600054977     GRANDAS                      7.875      .250    7.625     .0400     7.585     07/01/2026
  600054978     MILLER                       8.000      .250    7.750     .0400     7.710     07/01/2026
  600054979     WEIDMAN                      7.750      .250    7.500     .0400     7.460     08/01/2026
  600054980     DINE                         8.000      .250    7.750     .0400     7.710     08/01/2026
  600054981     JOHNSTON                     7.750      .250    7.500     .0400     7.460     08/01/2026
  600054982     MORRISON                     7.750      .250    7.500     .0400     7.460     08/01/2026
  600054983     HOAGLAND                     8.625      .250    8.375     .0400     8.335     08/01/2026
  600054984     MCALPIN                      8.625      .250    8.375     .0400     8.335     08/01/2026
  600054985     RENZ                         8.375      .250    8.125     .0400     8.085     08/01/2026
  600054986     BURTON                       8.375      .250    8.125     .0400     8.085     09/01/2026
  600055590     KRUSE KENNETH A              8.000      .250    7.750     .0400     7.710     11/01/2026
  600055591     WALSH CHRISTOPHER G          8.375      .250    8.125     .0400     8.085     11/01/2026
  600055592     SAURO JR FRANK               8.625      .250    8.375     .0400     8.335     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ---------    --------------------        ----------                 ---------        --        ----------             ----
  600054976     FISHSTEIN                  8409266                    $1,667.66                  12/01/1996             360
  600054977     GRANDAS                    8409269                    $2,146.21                  12/01/1996             360
  600054978     MILLER                     8409360                    $1,890.18                  12/01/1996             360
  600054979     WEIDMAN                    8409566                    $1,611.93        18        12/01/1996             360
  600054980     DINE                       8409600                    $1,624.55        18        12/01/1996             360
  600054981     JOHNSTON                   8409654                    $1,791.03                  12/01/1996             360
  600054982     MORRISON                   8409697                    $2,894.31                  12/01/1996             360
  600054983     HOAGLAND                   8409866                    $1,691.69                  12/01/1996             360
  600054984     MCALPIN                    8410159                    $1,711.14                  12/01/1996             360
  600054985     RENZ                       8410208                    $1,925.26                  12/01/1996             360
  600054986     BURTON                     8410239                    $2,067.40                  12/01/1996             360
  600055590     KRUSE KENNETH A            1101190405                 $1,834.41                  12/01/1996             360
  600055591     WALSH CHRISTOPHER G        1101197517                 $1,687.36                  12/01/1996             360
  600055592     SAURO JR FRANK             1101200269                 $2,364.48        15        12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ---------    --------------------        ----     -----     ----      ------      ------        ------    -------------  ------
  600054976     FISHSTEIN                                                                                     $352,000.00    N
  600054977     GRANDAS                                                                                       $370,000.00    N
  600054978     MILLER                                                                                        $325,000.00    N
  600054979     WEIDMAN                                                                                       $258,000.00    N
  600054980     DINE                                                                                          $246,000.00    N
  600054981     JOHNSTON                                                                                      $398,000.00    N
  600054982     MORRISON                                                                                      $505,000.00    N
  600054983     HOAGLAND                                                                                      $272,000.00    N
  600054984     MCALPIN                                                                                       $310,000.00    N
  600054985     RENZ                                                                                          $320,000.00    N
  600054986     BURTON                                                                                        $340,000.00    N
  600055590     KRUSE KENNETH A                                                                               $451,315.00    N
  600055591     WALSH CHRISTOPHER G                                                                           $278,000.00    N
  600055592     SAURO JR FRANK                                                                                $320,000.00    N


 (vlegal.ace v1.4)                                                 Page   19
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055594     ZELOUF YOUSEF              19 CHERRY LANE             KINGS POINT        NY     11024      $649,606.23
  600055595     MEHTA ANISHA               56 VANDERVEER DRIVE        BASKING RIDGE      NJ     07920      $349,765.15
  600055598     DILEMME PHILIP             119 STONEWALL CIRCLE       WEST HARRISON      NY     10604      $297,156.41
  600055605     GOLDSTEIN STEVEN           210 EAST WALK              SALTAIRE           NY     11706      $409,376.26
  600055606     SANTA LESLIE               350 EAST 72ND STREET       NEW YORK           NY     10021      $499,351.83
  600055607     BRAKMAN III WILLIAM        32 BAYNE STREET            NORWALK            CT     06851      $281,429.40
  600055608     WILLIAMSON JOHN R          1665 RUSSELL ROAD          PAOLI              PA     19301      $315,808.56
  600055609     BALLE JR DEE               3800 EAST LINCOLN DRIVE    PHOENIX            AZ     85018      $429,050.24
  600055611     JOHNSON DENNIS J           7217 EL MANOR AVENUE       LOS ANGELES        CA     90045      $307,803.60
  600055613     ROSE MICHAEL E             13656 OAK CANYON AVENUE    SHERMAN OAKS       CA     91423      $237,440.58
  600055614     BERGER MICHAEL J           1726 LITTLE BEAR DRIVE     LONGMONT           CO     80501      $214,973.00
  600055615     GOMEZ JOSEPH R             2310 GRANADA BLVD          CORAL GABLES       FL     33134      $289,528.96
  600055617     SANDERSON MARLIE J         5132 NW 62ND TERRACE       GAINESVILLE        FL     32606      $255,641.01
  600055618     HARRISON ANDREW            331 FOREST STREET          DENVER             CO     80220      $422,123.69


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055594     ZELOUF YOUSEF                8.500      .250    8.250     .0400     8.210     11/01/2026
  600055595     MEHTA ANISHA                 8.000      .250    7.750     .0400     7.710     11/01/2026
  600055598     DILEMME PHILIP               8.750      .250    8.500     .0400     8.460     10/01/2026
  600055605     GOLDSTEIN STEVEN             9.000      .250    8.750     .0400     8.710     11/01/2026
  600055606     SANTA LESLIE                 9.000      .250    8.750     .0400     8.710     10/01/2026
  600055607     BRAKMAN III WILLIAM          8.500      .250    8.250     .0400     8.210     11/01/2026
  600055608     WILLIAMSON JOHN R            8.500      .250    8.250     .0400     8.210     11/01/2026
  600055609     BALLE JR DEE                 8.250      .250    8.000     .0400     7.960     10/01/2026
  600055611     JOHNSON DENNIS J             8.250      .250    8.000     .0400     7.960     11/01/2026
  600055613     ROSE MICHAEL E               8.000      .250    7.750     .0400     7.710     11/01/2026
  600055614     BERGER MICHAEL J             8.625      .250    8.375     .0400     8.335     11/01/2026
  600055615     GOMEZ JOSEPH R               8.625      .250    8.375     .0400     8.335     11/01/2026
  600055617     SANDERSON MARLIE J           8.375      .250    8.125     .0400     8.085     11/01/2026
  600055618     HARRISON ANDREW              8.125      .250    7.875     .0400     7.835     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055594     ZELOUF YOUSEF              1106013258                 $4,997.94                  12/01/1996             360
  600055595     MEHTA ANISHA               1106017496                 $2,568.18                  12/01/1996             360
  600055598     DILEMME PHILIP             1111057729                 $2,340.44                  12/01/1996             360
  600055605     GOLDSTEIN STEVEN           1111063969                 $3,295.74                  12/01/1996             360
  600055606     SANTA LESLIE               1111065160                 $4,022.31                  12/01/1996             360
  600055607     BRAKMAN III WILLIAM        1111065330                 $2,165.27                  12/01/1996             360
  600055608     WILLIAMSON JOHN R          1161224913                 $2,429.77                  12/01/1996             360
  600055609     BALLE JR DEE               1203003453                 $3,227.44                  12/01/1996             360
  600055611     JOHNSON DENNIS J           1234001500                 $2,313.90                  12/01/1996             360
  600055613     ROSE MICHAEL E             1245002118                 $1,743.42                  12/01/1996             360
  600055614     BERGER MICHAEL J           1272083190                 $1,673.03                  12/01/1996             360
  600055615     GOMEZ JOSEPH R             1311270989                 $2,253.26        14        12/01/1996             360
  600055617     SANDERSON MARLIE J         1322012781                 $1,944.26                  12/01/1996             360
  600055618     HARRISON ANDREW            1463002623                 $3,136.31                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055594     ZELOUF YOUSEF                                                                               $1,237,500.00    N
  600055595     MEHTA ANISHA                                                                                  $498,492.00    N
  600055598     DILEMME PHILIP                                                                                $425,000.00    N
  600055605     GOLDSTEIN STEVEN                                                                              $512,050.00    N
  600055606     SANTA LESLIE                                                                                  $900,000.00    N
  600055607     BRAKMAN III WILLIAM                                                                           $352,000.00    N
  600055608     WILLIAMSON JOHN R                                                                             $395,000.00    N
  600055609     BALLE JR DEE                                                                                  $537,000.00    N
  600055611     JOHNSON DENNIS J                                                                              $385,000.00    N
  600055613     ROSE MICHAEL E                                                                                $297,000.00    N
  600055614     BERGER MICHAEL J                                                                              $268,900.00    N
  600055615     GOMEZ JOSEPH R                                                                                $305,000.00    N
  600055617     SANDERSON MARLIE J                                                                            $319,798.00    N
  600055618     HARRISON ANDREW                                                                               $528,000.00    N


 (vlegal.ace v1.4)                                                 Page   20
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055619     NIERRAS J ANTONIO          1528 BALBOA WAY            BURLINGAME         CA     94010      $288,824.92
  600055620     GOWER PATRICIA L           245 EATON ROAD             SAN MATEO          CA     94402      $299,808.70
  600055622     MILLER DAVID J             20 DEER RIDGE ROAD         MOUNT KISCO        NY     10549      $262,636.81
  600055623     GIUSTINIANO GARY           10 CASTLE COURT            NESCONSET          NY     11767      $237,578.89
  600055624     BOGEN STEVEN               3 STELLA LANE              PLEASANTVILLE      NY     10570      $417,437.19
  600055626     SCIORTINO JAMES M          1240 DANIELS FARM ROAD     TRUMBULL           CT     06611      $267,682.40
  600055627     BAUCKHAM WILLIAM L         4 GRANITE BROOK DRIVE      GRANITE SPRINGS    NY     10527      $223,867.75
  600055628     DICPINIGAITIS PETER V      97 BYRAM RIDGE ROAD        ARMONK             NY     10504      $319,790.68
  600055629     SOBEL MARK                 21 ALICE AVENUE            MERRICK            NY     11566      $283,424.50
  600055630     ROSELIN PHILLIP            118 STOCKTON BLVD          SEA GIRT           NJ     08750      $249,680.06
  600055631     ATIYEH AHMAD M             4415 LORAINE LANE          BETHLEHEM          PA     18017      $219,046.74
  600055636     COTRONE VINCENT            3159 LEE PLACE             BELLEMORE          NY     11710      $249,696.03
  600055637     BAHADUR GOKUL A            20 DRUID HILL DRIVE        PARSIPPANY         NJ     07054      $232,452.16
  600055639     MARTIN PAUL DOUGLAS        104 SMITH RIDGE ROAD       SOUTH SALEM        NY     10590      $214,939.04


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055619     NIERRAS J ANTONIO            8.500      .250    8.250     .0400     8.210     11/01/2026
  600055620     GOWER PATRICIA L             8.250      .250    8.000     .0400     7.960     11/01/2026
  600055622     MILLER DAVID J               9.250      .250    9.000     .0400     8.960     09/01/2026
  600055623     GIUSTINIANO GARY             8.000      .250    7.750     .0400     7.710     10/01/2026
  600055624     BOGEN STEVEN                 8.000      .250    7.750     .0400     7.710     10/01/2026
  600055626     SCIORTINO JAMES M            8.625      .250    8.375     .0400     8.335     10/01/2026
  600055627     BAUCKHAM WILLIAM L           8.625      .250    8.375     .0400     8.335     11/01/2026
  600055628     DICPINIGAITIS PETER V        8.125      .250    7.875     .0400     7.835     11/01/2026
  600055629     SOBEL MARK                   8.000      .250    7.750     .0400     7.710     09/01/2026
  600055630     ROSELIN PHILLIP              8.250      .250    8.000     .0400     7.960     10/01/2026
  600055631     ATIYEH AHMAD M               8.750      .250    8.500     .0400     8.460     10/01/2026
  600055636     COTRONE VINCENT              8.500      .250    8.250     .0400     8.210     10/01/2026
  600055637     BAHADUR GOKUL A              8.250      .250    8.000     .0400     7.960     10/01/2026
  600055639     MARTIN PAUL DOUGLAS          9.000      .250    8.750     .0400     8.710     10/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055619     NIERRAS J ANTONIO          1481002567                 $2,222.16                  12/01/1996             360
  600055620     GOWER PATRICIA L           1489001670                 $2,253.80                  12/01/1996             360
  600055622     MILLER DAVID J             1500240629                 $2,164.87        14        12/01/1996             360
  600055623     GIUSTINIANO GARY           1500240833                 $1,746.36                  12/01/1996             360
  600055624     BOGEN STEVEN               1500241938                 $3,067.14                  12/01/1996             360
  600055626     SCIORTINO JAMES M          1500243037                 $2,084.48                  12/01/1996             360
  600055627     BAUCKHAM WILLIAM L         1500246013                 $1,742.25                  12/01/1996             360
  600055628     DICPINIGAITIS PETER V      1500246400                 $2,375.99                  12/01/1996             360
  600055629     SOBEL MARK                 1500246603                 $2,083.89                  12/01/1996             360
  600055630     ROSELIN PHILLIP            1500249204                 $1,878.17                  12/01/1996             360
  600055631     ATIYEH AHMAD M             1500249419                 $1,725.23         2        12/01/1996             360
  600055636     COTRONE VINCENT            1500252333                 $1,922.28                  12/01/1996             360
  600055637     BAHADUR GOKUL A            1500254372                 $1,748.57         2        12/01/1996             360
  600055639     MARTIN PAUL DOUGLAS        1500257439                 $1,731.35         2        12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055619     NIERRAS J ANTONIO                                                                             $439,000.00    N
  600055620     GOWER PATRICIA L                                                                              $672,500.00    N
  600055622     MILLER DAVID J                                                                                $277,000.00    N
  600055623     GIUSTINIANO GARY                                                                              $298,000.00    N
  600055624     BOGEN STEVEN                                                                                  $522,500.00    N
  600055626     SCIORTINO JAMES M                                                                             $430,000.00    N
  600055627     BAUCKHAM WILLIAM L                                                                            $280,000.00    N
  600055628     DICPINIGAITIS PETER V                                                                         $430,000.00    N
  600055629     SOBEL MARK                                                                                    $355,000.00    N
  600055630     ROSELIN PHILLIP                                                                               $350,000.00    N
  600055631     ATIYEH AHMAD M                                                                                $230,900.00    N
  600055636     COTRONE VINCENT                                                                               $342,500.00    N
  600055637     BAHADUR GOKUL A                                                                               $245,000.00    N
  600055639     MARTIN PAUL DOUGLAS                                                                           $226,500.00    N


 (vlegal.ace v1.4)                                                 Page   21
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055640     GRAF THOMAS                73 ORCHARD PLACE           GREENWICH          CT     06830      $299,822.88
  600055641     JAFFE GILBERT I            485 HARBOR ROAD            COLD SPRINGS HA    NY     11724      $259,850.41
  600055642     STUART MICHAEL O           17844 GRAND CYPRESS CRE    BATON ROUGE        LA     70810      $359,787.46
  600055643     NATHAN MARC W              1509 WOODWARD COURT        BRENTWOOD          TN     37027      $374,594.94
  600055644     THORNE JR EDWIN            1005 MANSION RIDGE ROAD    SANTA FE           NM     87501      $498,577.60
  600055645     LINT RON J                 1216 POWDER RIVER TRAIL    SOUTHLAKE          TX     76092      $216,736.15
  600055647     PETERSON BRETT D           12805 NEW PARKLAND DRIV    HERNDON            VA     22071      $231,710.59
  600055649     CUESTA JUAN A              625 SEVILLA AVENUE         CORAL GABELS       FL     33125      $296,088.19
  600055650     NIEDENTHAL MICHAEL J       1124 E 1284 ROAD           LAWRENCE           KS     66047      $224,608.80
  600055651     DAUZAT MICHEL P            4412 W 150TH STREET        LEAWOOD            KS     66224      $281,201.21
  600055652     MCGRATH MICHAEL G          3052 MARILYN WAY           SANTA BARBARA      CA     93105      $227,715.59
  600055653     COPP CLIFFORD              880 17TH AVENUE SOUTH      NAPLES             FL     34102      $349,793.36
  600055654     BILLINGS STEVEN P          9980 NW WINDOVER DRIVE     FARLEY  E          MO     64028      $479,431.18
  600055655     RAY DUANE                  11709 W 138TH STREET       OVERLAND PARK      KS     66221      $220,082.08


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055640     GRAF THOMAS                  8.625      .250    8.375     .0400     8.335     11/01/2026
  600055641     JAFFE GILBERT I              8.750      .250    8.500     .0400     8.460     11/01/2026
  600055642     STUART MICHAEL O             8.625      .250    8.375     .0400     8.335     11/01/2026
  600055643     NATHAN MARC W                8.000      .250    7.750     .0400     7.710     10/01/2026
  600055644     THORNE JR EDWIN              8.875      .250    8.625     .0400     8.585     07/01/2026
  600055645     LINT RON J                   8.500      .250    8.250     .0400     8.210     10/01/2026
  600055647     PETERSON BRETT D             8.375      .250    8.125     .0400     8.085     10/01/2026
  600055649     CUESTA JUAN A                9.000      .250    8.750     .0400     8.710     11/01/2026
  600055650     NIEDENTHAL MICHAEL J         8.750      .250    8.500     .0400     8.460     09/01/2026
  600055651     DAUZAT MICHEL P              7.750      .250    7.500     .0400     7.460     10/01/2026
  600055652     MCGRATH MICHAEL G            8.375      .250    8.125     .0400     8.085     10/01/2026
  600055653     COPP CLIFFORD                8.625      .250    8.375     .0400     8.335     11/01/2026
  600055654     BILLINGS STEVEN P            8.625      .250    8.375     .0400     8.335     10/01/2026
  600055655     RAY DUANE                    8.500      .250    8.250     .0400     8.210     10/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055640     GRAF THOMAS                1500258996                 $2,333.37                  12/01/1996             360
  600055641     JAFFE GILBERT I            1500260885                 $2,045.42                  12/01/1996             360
  600055642     STUART MICHAEL O           1502027032                 $2,800.04                  12/01/1996             360
  600055643     NATHAN MARC W              1502046627                 $2,752.36        18        12/01/1996             360
  600055644     THORNE JR EDWIN            1504050545                 $3,978.22                  12/01/1996             360
  600055645     LINT RON J                 1504066160                 $1,668.54        12        12/01/1996             360
  600055647     PETERSON BRETT D           1504075874                 $1,763.37                  12/01/1996             360
  600055649     CUESTA JUAN A              1504077927                 $2,383.69                  12/01/1996             360
  600055650     NIEDENTHAL MICHAEL J       1505052637                 $1,770.08                  12/01/1996             360
  600055651     DAUZAT MICHEL P            1505056070                 $2,017.42                  12/01/1996             360
  600055652     MCGRATH MICHAEL G          1505058735                 $1,732.96                  12/01/1996             360
  600055653     COPP CLIFFORD              1505060045                 $2,722.27                  12/01/1996             360
  600055654     BILLINGS STEVEN P          1505063972                 $3,733.39                  12/01/1996             360
  600055655     RAY DUANE                  1505901998                 $1,694.30        18        12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055640     GRAF THOMAS                                                                                   $400,000.00    N
  600055641     JAFFE GILBERT I                                                                               $325,000.00    N
  600055642     STUART MICHAEL O                                                                              $450,000.00    N
  600055643     NATHAN MARC W                                                                                 $416,798.00    N
  600055644     THORNE JR EDWIN                                                                             $1,250,000.00    N
  600055645     LINT RON J                                                                                    $230,739.00    N
  600055647     PETERSON BRETT D                                                                              $290,000.00    N
  600055649     CUESTA JUAN A                                                                                 $395,000.00    N
  600055650     NIEDENTHAL MICHAEL J                                                                          $288,500.00    N
  600055651     DAUZAT MICHEL P                                                                               $352,000.00    N
  600055652     MCGRATH MICHAEL G                                                                             $295,000.00    N
  600055653     COPP CLIFFORD                                                                                 $625,000.00    N
  600055654     BILLINGS STEVEN P                                                                             $600,000.00    N
  600055655     RAY DUANE                                                                                     $244,871.00    N


 (vlegal.ace v1.4)                                                 Page   22
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055656     ALLISON BRAD B             704 NORTH FULGHAM ROAD     VISALIA            CA     93291      $215,730.54
  600055657     CHIN SERGIO K              5004 RAVEN WAY             CLAYTON            CA     94517      $243,852.84
  600055658     KELLER WALTER R            4812 SANDPOINT ROAD NOR    ALBUQUERQUE        NM     87114      $236,138.69
  600055659     BLACKFORD TRACY            2917 HIDDEN HILLS CIRCL    CORONA             CA     91720      $279,909.24
  600055660     KINNEAR KENNETH E          21716 139TH AVENUE SOUT    KENT               WA     98032      $331,117.17
  600055662     KLASKY ARLENE              2492 MANDEVILLE CANYON     LOS ANGELES        CA     90049      $861,529.36
  600055663     BELL JR THOMAS             2042 VISTA AVENUE          ARCADIA            CA     91006      $349,606.11
  600055664     OGALDE JULIAN              1124 TOWER ROAD            BEVERLY HILLS      CA     90210      $399,549.84
  600055665     FENNESSY MICHAEL J         801 HENLEY DRIVE           BIRMINGHAM         MI     48009      $349,585.24
  600055666     SHETTY SUDHAKAR S          7408 MERCER TERRACE DRI    MERCER ISLAND      WA     98040      $269,663.18
  600055667     MENZ DAVID P               7521 SE 40TH STREET        MERCER ISLAND      WA     98040      $220,724.32
  600055669     COOK DONALD                2804 BRITTAN AVENUE        SAN CARLOS         CA     94070      $287,631.44
  600055672     WITSMAN GARY R             7810 WOODRIDGE DRIVE       GAINESVILLE        VA     22065      $224,759.61
  600055674     FUGIT LINDA W              5221 SAGECIRCLE NORTH      HOUSTON            TX     77056      $219,725.56


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055656     ALLISON BRAD B               8.375      .250    8.125     .0400     8.085     10/01/2026
  600055657     CHIN SERGIO K                8.500      .250    8.250     .0400     8.210     09/01/2026
  600055658     KELLER WALTER R              8.750      .250    8.500     .0400     8.460     09/01/2026
  600055659     BLACKFORD TRACY              8.500      .250    8.250     .0400     8.210     10/01/2026
  600055660     KINNEAR KENNETH E            8.750      .250    8.500     .0400     8.460     10/01/2026
  600055662     KLASKY ARLENE                8.875      .250    8.625     .0400     8.585     10/01/2026
  600055663     BELL JR THOMAS               8.875      .250    8.625     .0400     8.585     10/01/2026
  600055664     OGALDE JULIAN                8.875      .250    8.625     .0400     8.585     10/01/2026
  600055665     FENNESSY MICHAEL J           8.625      .250    8.375     .0400     8.335     10/01/2026
  600055666     SHETTY SUDHAKAR S            8.375      .250    8.125     .0400     8.085     10/01/2026
  600055667     MENZ DAVID P                 8.375      .250    8.125     .0400     8.085     10/01/2026
  600055669     COOK DONALD                  8.250      .250    8.000     .0400     7.960     10/01/2026
  600055672     WITSMAN GARY R               9.125      .250    8.875     .0400     8.835     10/01/2026
  600055674     FUGIT LINDA W                8.375      .250    8.125     .0400     8.085     10/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055656     ALLISON BRAD B             1506150562                 $1,641.76        12        12/01/1996             360
  600055657     CHIN SERGIO K              1506153436                 $1,878.46                  12/01/1996             360
  600055658     KELLER WALTER R            1506154687                 $1,860.95         2        12/01/1996             360
  600055659     BLACKFORD TRACY            1506158305                 $2,154.88        12        12/01/1996             360
  600055660     KINNEAR KENNETH E          1506159476                 $2,607.91                  12/01/1996             360
  600055662     KLASKY ARLENE              1506162062                 $6,862.44                  12/01/1996             360
  600055663     BELL JR THOMAS             1506163258                 $2,784.76                  12/01/1996             360
  600055664     OGALDE JULIAN              1506910542                 $3,182.58                  12/01/1996             360
  600055665     FENNESSY MICHAEL J         1507174930                 $2,722.26                  12/01/1996             360
  600055666     SHETTY SUDHAKAR S          1507179220                 $2,052.20                  12/01/1996             360
  600055667     MENZ DAVID P               1507179231                 $1,679.76                  12/01/1996             360
  600055669     COOK DONALD                1507184606                 $2,163.65                  12/01/1996             360
  600055672     WITSMAN GARY R             1507191816                 $1,830.68                  12/01/1996             360
  600055674     FUGIT LINDA W              1509947811                 $1,672.16                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055656     ALLISON BRAD B                                                                                $240,000.00    N
  600055657     CHIN SERGIO K                                                                                 $305,424.00    N
  600055658     KELLER WALTER R                                                                               $249,000.00    N
  600055659     BLACKFORD TRACY                                                                               $295,000.00    N
  600055660     KINNEAR KENNETH E                                                                             $510,000.00    N
  600055662     KLASKY ARLENE                                                                               $1,150,000.00    N
  600055663     BELL JR THOMAS                                                                                $485,000.00    N
  600055664     OGALDE JULIAN                                                                                 $850,000.00    N
  600055665     FENNESSY MICHAEL J                                                                            $490,000.00    N
  600055666     SHETTY SUDHAKAR S                                                                             $360,000.00    N
  600055667     MENZ DAVID P                                                                                  $277,400.00    N
  600055669     COOK DONALD                                                                                   $360,000.00    N
  600055672     WITSMAN GARY R                                                                                $300,000.00    N
  600055674     FUGIT LINDA W                                                                                 $275,000.00    N


 (vlegal.ace v1.4)                                                 Page   23
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055675     VOSVICK DAVID L            5925 WHITTINGDON PLACE     PLANO              TX     75093      $225,448.62
  600055676     LOPEZ RUFINO F             24201 SW 192 AVENUE        HOMESTEAD          FL     33030      $498,438.43
  600055677     KELLERJR HENRY A           10680 RIO HERMOSO          DELRAY BEACH       FL     33446      $399,525.98
  600055678     CATALL BERNARD M           545 TREYBURN VIEW          ALPHARETTA         GA     30201      $283,927.33
  600055680     GARVEY CHRISTOPHER J       1149 FAIR WAY GARDENS      ATLANTA            GA     30319      $272,289.14
  600055682     SCHAIR RICHARD W           5592 COURT SPRINGS ROAD    GAINESVILLE        GA     30506      $291,271.84
  600055683     CIRA DARRELL J             3452 BRIDLE TRAIL          MARIETTA           GA     30067      $278,651.97
  600055685     RODONI CAROL J             5917 KILARNEY CIRCLE       SAN JOSE           CA     95138      $427,505.71
  600055686     MCDONNELL KEVIN J          4562 OJAI LOOP             UNION CITY         CA     94587      $254,282.41
  600055687     WORDEN JOHN S              91 CAROLYN COURT           LAFAYETTE          CA     94549      $251,443.90
  600055688     MILLER LARRY A             8965 SOUTH FORREST DRIV    HIGHLANDS RANCH    CO     80126      $226,060.32
  600055689     COOK MICHAEL J             3900 MOUNTAIN MEADOW       JACKSON            WY     83001      $259,707.40
  600055690     WILL SR DANIEL             6599 HIGHWAY 66            LONGMONT           CO     80504      $367,596.47
  600055691     FLANERY TIMOTHY W          1243 EAST BOGEY DRIVE      FRUIT HEIGHTS      UT     84037      $291,653.96


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055675     VOSVICK DAVID L              8.000      .250    7.750     .0400     7.710     11/01/2026
  600055676     LOPEZ RUFINO F               8.875      .250    8.625     .0400     8.585     10/01/2026
  600055677     KELLERJR HENRY A             8.625      .250    8.375     .0400     8.335     10/01/2026
  600055678     CATALL BERNARD M             8.375      .250    8.125     .0400     8.085     09/01/2026
  600055680     GARVEY CHRISTOPHER J         8.625      .250    8.375     .0400     8.335     11/01/2026
  600055682     SCHAIR RICHARD W             8.875      .250    8.625     .0400     8.585     10/01/2026
  600055683     CIRA DARRELL J               8.375      .250    8.125     .0400     8.085     10/01/2026
  600055685     RODONI CAROL J               8.750      .250    8.500     .0400     8.460     10/01/2026
  600055686     MCDONNELL KEVIN J            8.375      .250    8.125     .0400     8.085     10/01/2026
  600055687     WORDEN JOHN S                8.500      .250    8.250     .0400     8.210     10/01/2026
  600055688     MILLER LARRY A               8.250      .250    8.000     .0400     7.960     10/01/2026
  600055689     COOK MICHAEL J               8.875      .250    8.625     .0400     8.585     10/01/2026
  600055690     WILL SR DANIEL               9.000      .250    8.750     .0400     8.710     10/01/2026
  600055691     FLANERY TIMOTHY W            8.625      .250    8.375     .0400     8.335     10/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055675     VOSVICK DAVID L            1509948552                 $1,655.38         1        12/01/1996             360
  600055676     LOPEZ RUFINO F             1511018189                 $3,970.27        18        12/01/1996             360
  600055677     KELLERJR HENRY A           1511028105                 $3,111.16                  12/01/1996             360
  600055678     CATALL BERNARD M           1511043867                 $2,166.21                  12/01/1996             360
  600055680     GARVEY CHRISTOPHER J       1511053270                 $2,119.09                  12/01/1996             360
  600055682     SCHAIR RICHARD W           1511056406                 $2,320.10                  12/01/1996             360
  600055683     CIRA DARRELL J             1511056891                 $2,120.60         2        12/01/1996             360
  600055685     RODONI CAROL J             1512024427                 $3,367.08                  12/01/1996             360
  600055686     MCDONNELL KEVIN J          1512034114                 $1,935.14        18        12/01/1996             360
  600055687     WORDEN JOHN S              1512036255                 $1,935.74         1        12/01/1996             360
  600055688     MILLER LARRY A             1513060029                 $1,700.50        12        12/01/1996             360
  600055689     COOK MICHAEL J             1513062400                 $2,068.68                  12/01/1996             360
  600055690     WILL SR DANIEL             1513062614                 $2,961.01                  12/01/1996             360
  600055691     FLANERY TIMOTHY W          1513067924                 $2,271.15                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055675     VOSVICK DAVID L                                                                               $237,500.00    N
  600055676     LOPEZ RUFINO F                                                                                $599,000.00    N
  600055677     KELLERJR HENRY A                                                                              $625,000.00    N
  600055678     CATALL BERNARD M                                                                              $399,550.00    N
  600055680     GARVEY CHRISTOPHER J                                                                          $360,000.00    N
  600055682     SCHAIR RICHARD W                                                                              $635,000.00    N
  600055683     CIRA DARRELL J                                                                                $310,000.00    N
  600055685     RODONI CAROL J                                                                                $535,000.00    N
  600055686     MCDONNELL KEVIN J                                                                             $268,000.00    N
  600055687     WORDEN JOHN S                                                                                 $265,000.00    N
  600055688     MILLER LARRY A                                                                                $238,308.00    N
  600055689     COOK MICHAEL J                                                                                $325,000.00    N
  600055690     WILL SR DANIEL                                                                                $460,000.00    N
  600055691     FLANERY TIMOTHY W                                                                             $370,000.00    N


 (vlegal.ace v1.4)                                                 Page   24
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055692     VEATCH JOEL R              203 CURTIS HILL ROAD       CHEHALIS           WA     98532      $255,696.63
  600055693     HILL RICHARD O             903 LIVE OAK RIDGE         AUSTIN             TX     78746      $351,560.91
  600055694     WALTER CRAIG A             917 EDGEMEER LANE          SOUTHLAKE          TX     76092      $232,958.78
  600055695     LEE HUN KI                 624 HOBART AVENUE          SAN MATEO          CA     94402      $343,581.72
  600055696     PADMANABHAN RAMESH         1225 ST JOSEPH AVENUE      LOS ALTOS          CA     95024      $535,729.32
  600055698     GOODWIN JAMES W            125 VICKSBURG STREET       SAN FRANCISCO      CA     94114      $475,968.82
  600055699     BRUEHL ANTON               1631 HYDE STREET           SAN FRANCISCO      CA     94109      $479,757.60
  600055700     TUCKER WILLIAM PAUL        5427 VILLAWOOD CIRCLE      CALABASAS AREA     CA     91302      $623,260.53
  600055701     DULLAGHAN JOHN P           1086 EAST MARIPOSA STRE    ALTADENA AREA      CA     91001      $232,481.20
  600055702     NGUYEN DIEP KIM            15 VETRINA                 IRVINE             CA     92606      $279,589.29
  600055703     WILLIAMS ROSALIND          2520 23RD STREET           NEWPORT BEACH      CA     92660      $303,620.78
  600055704     KRUSSMAN MICHAEL B         2057 PORT BRISTOL CIRCL    NEWPORT BEACH      CA     92660      $449,480.29
  600055705     PATCHETT CLAYTON E         423 LAKEVIEW ROAD          PASADENA           CA     91105      $649,229.72
  600055706     PERCIVAL JOE WILLIAM       56 LAGUNITA DRIVE          LAGUNA BEACH       CA     92651      $399,757.67


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055692     VEATCH JOEL R                8.625      .250    8.375     .0400     8.335     10/01/2026
  600055693     HILL RICHARD O               8.375      .250    8.125     .0400     8.085     10/01/2026
  600055694     WALTER CRAIG A               8.500      .250    8.250     .0400     8.210     11/01/2026
  600055695     LEE HUN KI                   8.500      .250    8.250     .0400     8.210     10/01/2026
  600055696     PADMANABHAN RAMESH           9.375      .250    9.125     .0400     9.085     11/01/2026
  600055698     GOODWIN JAMES W              8.625      .250    8.375     .0400     8.335     11/01/2026
  600055699     BRUEHL ANTON                 9.375      .250    9.125     .0400     9.085     11/01/2026
  600055700     TUCKER WILLIAM PAUL          8.625      .250    8.375     .0400     8.335     10/01/2026
  600055701     DULLAGHAN JOHN P             8.750      .250    8.500     .0400     8.460     10/01/2026
  600055702     NGUYEN DIEP KIM              8.250      .250    8.000     .0400     7.960     10/01/2026
  600055703     WILLIAMS ROSALIND            8.375      .250    8.125     .0400     8.085     10/01/2026
  600055704     KRUSSMAN MICHAEL B           8.750      .250    8.500     .0400     8.460     10/01/2026
  600055705     PATCHETT CLAYTON E           8.625      .250    8.375     .0400     8.335     10/01/2026
  600055706     PERCIVAL JOE WILLIAM         8.500      .250    8.250     .0400     8.210     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055692     VEATCH JOEL R              1513069089                 $1,991.14                  12/01/1996             360
  600055693     HILL RICHARD O             1520002601                 $2,675.45                  12/01/1996             360
  600055694     WALTER CRAIG A             1525001457                 $1,792.34                  12/01/1996             360
  600055695     LEE HUN KI                 1561336288                 $2,645.07                  12/01/1996             360
  600055696     PADMANABHAN RAMESH         1561336776                 $4,458.18                  12/01/1996             360
  600055698     GOODWIN JAMES W            1561337203                 $3,704.23                  12/01/1996             360
  600055699     BRUEHL ANTON               1561337815                 $3,992.40                  12/01/1996             360
  600055700     TUCKER WILLIAM PAUL        1562161940                 $4,853.41                  12/01/1996             360
  600055701     DULLAGHAN JOHN P           1562164519                 $1,831.05        12        12/01/1996             360
  600055702     NGUYEN DIEP KIM            1562164723                 $2,105.43                  12/01/1996             360
  600055703     WILLIAMS ROSALIND          1562165238                 $2,310.62                  12/01/1996             360
  600055704     KRUSSMAN MICHAEL B         1562166172                 $3,540.16                  12/01/1996             360
  600055705     PATCHETT CLAYTON E         1562167506                 $5,055.64                  12/01/1996             360
  600055706     PERCIVAL JOE WILLIAM       1562168076                 $3,075.66        12        12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055692     VEATCH JOEL R                                                                                 $320,000.00    N
  600055693     HILL RICHARD O                                                                                $510,000.00    N
  600055694     WALTER CRAIG A                                                                                $291,398.00    N
  600055695     LEE HUN KI                                                                                    $430,000.00    N
  600055696     PADMANABHAN RAMESH                                                                            $670,000.00    N
  600055698     GOODWIN JAMES W                                                                               $635,000.00    N
  600055699     BRUEHL ANTON                                                                                  $610,000.00    N
  600055700     TUCKER WILLIAM PAUL                                                                           $780,000.00    N
  600055701     DULLAGHAN JOHN P                                                                              $245,000.00    N
  600055702     NGUYEN DIEP KIM                                                                               $373,700.00    N
  600055703     WILLIAMS ROSALIND                                                                             $380,000.00    N
  600055704     KRUSSMAN MICHAEL B                                                                            $645,000.00    N
  600055705     PATCHETT CLAYTON E                                                                            $850,000.00    N
  600055706     PERCIVAL JOE WILLIAM                                                                          $475,000.00    N


 (vlegal.ace v1.4)                                                 Page   25
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055707     RAMBEAU OBIE R             223 VIA NICE               NEWPORT BEACH      CA     92663      $419,745.56
  600055708     LOE DAVID GREGORY          4312 4314 UNIVERSITY       DALLAS             TX     75205      $256,188.12
  600055710     ZEUTZIUS JOSEPH A          10 WESTELM GARDEN          SAN ANTONIO        TX     78230      $244,809.56
  600055713     BRUCE JAMES G              5530 SW WOODS COURT        PORTLAND           OR     97221      $379,757.68
  600055718     RINO JR JOSEPH             6432 LANDMARK DRIVE        ALEXANDRIA         LA     71303      $259,547.92
  600055721     PORTMAN III JOHN           51 LAFAYETTE DRIVE         ATLANTA            GA     30309      $640,111.97
  600055723     NESSLER BRADLEY R          3748 WHITNEY PLACE         DULUTH             GA     30136      $238,362.77
  600055727     KATZ STEVEN LAWRENCE       16736 RAYEN STREET         LOS ANGELES        CA     91343      $399,769.86
  600055728     JONES J MICHAEL            11212 WALKING FERN COV     SAN DIEGO          CA     92131      $247,791.89
  600055730     TUFT PAUL R                6743 EAST ARROYO COURT     PARADISE VALLEY    AZ     85253      $766,547.16
  600055733     LIDDY G GORDON             7878 EAST GAINEY RANCH     SCOTTSDALE         AZ     85258      $499,712.32
  600055734     JETTER DANA                3834 ORION COURT           PLEASANTON         CA     94566      $327,006.82
  600055736     SULLIVAN PATRICK E         5008 MANCHESTER COURT      GRANITE BAY        CA     95746      $378,514.97
  600055737     REINNOLDT II DONALD        3231 AMERICAN RIVER DRI    SACRAMENTO         CA     95864      $265,838.86


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055707     RAMBEAU OBIE R               8.500      .250    8.250     .0400     8.210     11/01/2026
  600055708     LOE DAVID GREGORY            8.500      .250    8.250     .0400     8.210     10/01/2026
  600055710     ZEUTZIUS JOSEPH A            8.625      .250    8.375     .0400     8.335     10/01/2026
  600055713     BRUCE JAMES G                8.250      .250    8.000     .0400     7.960     11/01/2026
  600055718     RINO JR JOSEPH               8.750      .250    8.500     .0400     8.460     09/01/2026
  600055721     PORTMAN III JOHN             8.500      .250    8.250     .0400     8.210     11/01/2026
  600055723     NESSLER BRADLEY R            8.750      .250    8.500     .0400     8.460     11/01/2026
  600055727     KATZ STEVEN LAWRENCE         8.750      .250    8.500     .0400     8.460     11/01/2026
  600055728     JONES J MICHAEL              8.250      .250    8.000     .0400     7.960     11/01/2026
  600055730     TUFT PAUL R                  8.625      .250    8.375     .0400     8.335     11/01/2026
  600055733     LIDDY G GORDON               8.750      .250    8.500     .0400     8.460     11/01/2026
  600055734     JETTER DANA                  8.625      .250    8.375     .0400     8.335     11/01/2026
  600055736     SULLIVAN PATRICK E           8.250      .250    8.000     .0400     7.960     10/01/2026
  600055737     REINNOLDT II DONALD          8.500      .250    8.250     .0400     8.210     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055707     RAMBEAU OBIE R             1562168338                 $3,229.44                  12/01/1996             360
  600055708     LOE DAVID GREGORY          1563132256                 $1,972.26         1        12/01/1996             360
  600055710     ZEUTZIUS JOSEPH A          1563134579                 $1,906.36         1        12/01/1996             360
  600055713     BRUCE JAMES G              1565137910                 $2,854.82                  12/01/1996             360
  600055718     RINO JR JOSEPH             1566074429                 $2,045.43                  12/01/1996             360
  600055721     PORTMAN III JOHN           1566079171                 $4,924.90                  12/01/1996             360
  600055723     NESSLER BRADLEY R          1566079535                 $1,876.29        14        12/01/1996             360
  600055727     KATZ STEVEN LAWRENCE       1567171125                 $3,146.81                  12/01/1996             360
  600055728     JONES J MICHAEL            1567172219                 $1,862.77                  12/01/1996             360
  600055730     TUFT PAUL R                1569150443                 $5,965.65                  12/01/1996             360
  600055733     LIDDY G GORDON             1569153099                 $3,933.51                  12/01/1996             360
  600055734     JETTER DANA                1573154540                 $2,544.93                  12/01/1996             360
  600055736     SULLIVAN PATRICK E         1573158642                 $2,847.31                  12/01/1996             360
  600055737     REINNOLDT II DONALD        1573161614                 $2,045.31         1        12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055707     RAMBEAU OBIE R                                                                                $525,000.00    N
  600055708     LOE DAVID GREGORY                                                                             $285,000.00    N
  600055710     ZEUTZIUS JOSEPH A                                                                             $258,000.00    N
  600055713     BRUCE JAMES G                                                                                 $475,000.00    N
  600055718     RINO JR JOSEPH                                                                                $380,000.00    N
  600055721     PORTMAN III JOHN                                                                              $854,025.00    N
  600055723     NESSLER BRADLEY R                                                                             $265,000.00    N
  600055727     KATZ STEVEN LAWRENCE                                                                          $500,000.00    N
  600055728     JONES J MICHAEL                                                                               $322,963.00    N
  600055730     TUFT PAUL R                                                                                 $1,183,634.00    N
  600055733     LIDDY G GORDON                                                                                $650,000.00    N
  600055734     JETTER DANA                                                                                   $480,000.00    N
  600055736     SULLIVAN PATRICK E                                                                            $580,000.00    N
  600055737     REINNOLDT II DONALD                                                                           $280,000.00    N


 (vlegal.ace v1.4)                                                 Page   26
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055738     RENARD MICHAEL T           1185 TONKAWA ROAD          ORONO              MN     55356      $399,751.38
  600055739     GOUNTANIS ROBERT J         1098 LOMA LINDA AVENUE     ORONO              MN     55364      $270,602.10
  600055742     ROBINSON SCOTT W           41 HESS AVENUE             GOLDEN             CO     80401      $214,873.06
  600055743     HOWELL ROBERT OWEN         595 GILPIN STREET          DENVER             CO     80218      $251,708.96
  600055744     MCGINNIS MICHAEL O         23306 COUNTY ROAD 50       GRANBY             CO     80446      $269,840.59
  600055746     HARVEY MAURINE             9485 SOUTH 1930 WEST       SOUTH JORDAN       UT     84095      $255,856.47
  600055749     HARVEY BRIAN E             24 VERMILLION DRIVE        AVON               CT     06001      $329,566.78
  600055750     MERWIN MICHAEL R           21 SKYTOP DRIVE            TRUMBULL           CT     06611      $259,829.92
  600055754     DIDOMENICO JOSEPH G        36842 KINGSBURN DRIVE      LIVONIA            MI     48152      $299,831.81
  600055756     MBANUGO CHINWENDU I        7345 CHESTERFIELD          CANTON             MI     48187      $237,758.68
  600055757     GOSS KENNETH D             5415 POND BLUFF            WEST BLOOMFIELD    MI     48323      $274,841.78
  600055758     STINE WILLIAM D            1072 BALFOUR               GROSSE POINTE P    MI     48232      $319,639.87
  600055763     PINCHUM GARRICK            24542 MILLCREEK            FARMINGTON         MI     48336      $231,945.37
  600055766     VAUGHN TIMOTHY P           345 NORTH CANAL STREET     CHICAGO            IL     60606      $218,889.40


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055738     RENARD MICHAEL T             8.375      .250    8.125     .0400     8.085     11/01/2026
  600055739     GOUNTANIS ROBERT J           9.000      .250    8.750     .0400     8.710     11/01/2026
  600055742     ROBINSON SCOTT W             8.625      .250    8.375     .0400     8.335     11/01/2026
  600055743     HOWELL ROBERT OWEN           8.750      .250    8.500     .0400     8.460     10/01/2026
  600055744     MCGINNIS MICHAEL O           8.625      .250    8.375     .0400     8.335     11/01/2026
  600055746     HARVEY MAURINE               8.875      .250    8.625     .0400     8.585     11/01/2026
  600055749     HARVEY BRIAN E               8.125      .250    7.875     .0400     7.835     10/01/2026
  600055750     MERWIN MICHAEL R             8.125      .250    7.875     .0400     7.835     11/01/2026
  600055754     DIDOMENICO JOSEPH G          8.875      .250    8.625     .0400     8.585     11/01/2026
  600055756     MBANUGO CHINWENDU I          9.375      .250    9.125     .0400     9.085     10/01/2026
  600055757     GOSS KENNETH D               8.750      .250    8.500     .0400     8.460     11/01/2026
  600055758     STINE WILLIAM D              8.875      .250    8.625     .0400     8.585     10/01/2026
  600055763     PINCHUM GARRICK              9.000      .250    8.750     .0400     8.710     10/01/2026
  600055766     VAUGHN TIMOTHY P             9.375      .250    9.125     .0400     9.085     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055738     RENARD MICHAEL T           1576029216                 $3,040.29                  12/01/1996             360
  600055739     GOUNTANIS ROBERT J         1576029497                 $2,178.52                  12/01/1996             360
  600055742     ROBINSON SCOTT W           1579031462                 $1,672.25                  12/01/1996             360
  600055743     HOWELL ROBERT OWEN         1579031655                 $1,982.49                  12/01/1996             360
  600055744     MCGINNIS MICHAEL O         1579034176                 $2,100.04                  12/01/1996             360
  600055746     HARVEY MAURINE             1579034540                 $2,036.86                  12/01/1996             360
  600055749     HARVEY BRIAN E             1580036747                 $2,450.25                  12/01/1996             360
  600055750     MERWIN MICHAEL R           1580037160                 $1,930.50                  12/01/1996             360
  600055754     DIDOMENICO JOSEPH G        1581061080                 $2,386.94                  12/01/1996             360
  600055756     MBANUGO CHINWENDU I        1581064260                 $1,979.57         1        12/01/1996             360
  600055757     GOSS KENNETH D             1581064861                 $2,163.43                  12/01/1996             360
  600055758     STINE WILLIAM D            1581065740                 $2,546.07                  12/01/1996             360
  600055763     PINCHUM GARRICK            1581068749                 $1,868.34         2        12/01/1996             360
  600055766     VAUGHN TIMOTHY P           1583033891                 $1,821.54                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055738     RENARD MICHAEL T                                                                              $535,000.00    N
  600055739     GOUNTANIS ROBERT J                                                                            $361,000.00    N
  600055742     ROBINSON SCOTT W                                                                              $355,000.00    N
  600055743     HOWELL ROBERT OWEN                                                                            $385,000.00    N
  600055744     MCGINNIS MICHAEL O                                                                            $370,000.00    N
  600055746     HARVEY MAURINE                                                                                $320,000.00    N
  600055749     HARVEY BRIAN E                                                                                $527,000.00    N
  600055750     MERWIN MICHAEL R                                                                              $329,900.00    N
  600055754     DIDOMENICO JOSEPH G                                                                           $375,040.00    N
  600055756     MBANUGO CHINWENDU I                                                                           $264,970.00    N
  600055757     GOSS KENNETH D                                                                                $480,000.00    N
  600055758     STINE WILLIAM D                                                                               $400,000.00    N
  600055763     PINCHUM GARRICK                                                                               $258,675.00    N
  600055766     VAUGHN TIMOTHY P                                                                              $280,000.00    N


 (vlegal.ace v1.4)                                                 Page   27
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055767     BLAESING GERALD M          1720 HOLLY COURT           LONG GROVE         IL     60047      $472,255.04
  600055770     APPLEDOORN RICHARD         1810 HAWKWEED WAY          MALVERN            PA     19355      $289,810.29
  600055771     POWER MARGARET             1426 KIRBY ROAD            MC LEAN            VA     22101      $499,451.71
  600055772     MEYERS JOHN P              90 SUMMIT AVENUE           HANOVER            NJ     07927      $255,860.16
  600055773     CHOATE FRED G              190 CHURCH ROAD            EASTTOWN TOWNSH    PA     19333      $359,787.45
  600055776     GELERNT MARK               740 JEFFREY ROAD           MOORESTOWN         NJ     08057      $539,637.67
  600055777     HOWARD SR IVORY            7462 RACE ROAD             HANOVER            MD     21076      $223,867.75
  600055778     DROLLINGER DAVID           146 LAKE DRIVE             MOUNTAIN LAKES     NJ     07046      $299,808.70
  600055780     HARROLD JAMES A            320 ADMIRAL LANE           KEY WEST           FL     33040      $423,506.19
  600055781     ANTUNEZ DE MAYOLO          573 HAMPTON LANE           MIAMI              FL     33149      $423,743.13
  600055783     SELVAGN MICHAEL W          8036 PEBBLE CREEK LANE     PONTE VEDRA BEA    FL     32082      $629,618.34
  600055786     REVELLE III J              1025 WILKINSON STREET      ORLANDO            FL     32803      $332,793.01
  600055787     MAREK MICHAEL P            27870 MT SHASTA WAY        YORBA LINDA        CA     92687      $385,010.54
  600055788     BELL ARTHUR E              2361 BUENA VISTA CIRCLE    CARLSBAD           CA     92008      $264,851.44


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055767     BLAESING GERALD M            9.250      .250    9.000     .0400     8.960     11/01/2026
  600055770     APPLEDOORN RICHARD           8.125      .250    7.875     .0400     7.835     11/01/2026
  600055771     POWER MARGARET               9.000      .250    8.750     .0400     8.710     10/01/2026
  600055772     MEYERS JOHN P                9.000      .250    8.750     .0400     8.710     11/01/2026
  600055773     CHOATE FRED G                8.625      .250    8.375     .0400     8.335     11/01/2026
  600055776     GELERNT MARK                 8.000      .250    7.750     .0400     7.710     11/01/2026
  600055777     HOWARD SR IVORY              8.625      .250    8.375     .0400     8.335     11/01/2026
  600055778     DROLLINGER DAVID             8.250      .250    8.000     .0400     7.960     11/01/2026
  600055780     HARROLD JAMES A              8.750      .250    8.500     .0400     8.460     11/01/2026
  600055781     ANTUNEZ DE MAYOLO            8.500      .250    8.250     .0400     8.210     11/01/2026
  600055783     SELVAGN MICHAEL W            8.500      .250    8.250     .0400     8.210     11/01/2026
  600055786     REVELLE III J                8.375      .250    8.125     .0400     8.085     11/01/2026
  600055787     MAREK MICHAEL P              8.375      .250    8.125     .0400     8.085     11/01/2026
  600055788     BELL ARTHUR E                8.875      .250    8.625     .0400     8.585     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055767     BLAESING GERALD M          1583035026                 $3,887.15                  12/01/1996             360
  600055770     APPLEDOORN RICHARD         1587037271                 $2,153.25                  12/01/1996             360
  600055771     POWER MARGARET             1587039903                 $4,023.12                  12/01/1996             360
  600055772     MEYERS JOHN P              1587043194                 $2,059.84        18        12/01/1996             360
  600055773     CHOATE FRED G              1587043423                 $2,800.05                  12/01/1996             360
  600055776     GELERNT MARK               1587045939                 $3,962.33                  12/01/1996             360
  600055777     HOWARD SR IVORY            1587045994                 $1,742.25                  12/01/1996             360
  600055778     DROLLINGER DAVID           1587046250                 $2,253.80                  12/01/1996             360
  600055780     HARROLD JAMES A            1589074520                 $3,333.65                  12/01/1996             360
  600055781     ANTUNEZ DE MAYOLO          1589074767                 $3,260.20        18        12/01/1996             360
  600055783     SELVAGN MICHAEL W          1590021972                 $4,844.16                  12/01/1996             360
  600055786     REVELLE III J              1590024744                 $2,531.05         1        12/01/1996             360
  600055787     MAREK MICHAEL P            1595008100                 $2,928.18                  12/01/1996             360
  600055788     BELL ARTHUR E              1595011295                 $2,108.46                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055767     BLAESING GERALD M                                                                             $630,000.00    N
  600055770     APPLEDOORN RICHARD                                                                            $376,000.00    N
  600055771     POWER MARGARET                                                                                $850,000.00    N
  600055772     MEYERS JOHN P                                                                                 $284,900.00    N
  600055773     CHOATE FRED G                                                                                 $480,000.00    N
  600055776     GELERNT MARK                                                                                  $675,000.00    N
  600055777     HOWARD SR IVORY                                                                               $281,000.00    N
  600055778     DROLLINGER DAVID                                                                              $450,000.00    N
  600055780     HARROLD JAMES A                                                                               $575,000.00    N
  600055781     ANTUNEZ DE MAYOLO                                                                             $499,000.00    N
  600055783     SELVAGN MICHAEL W                                                                           $1,050,000.00    N
  600055786     REVELLE III J                                                                                 $370,000.00    N
  600055787     MAREK MICHAEL P                                                                               $481,612.00    N
  600055788     BELL ARTHUR E                                                                                 $410,000.00    N


 (vlegal.ace v1.4)                                                 Page   28
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055789     POON RICKY LAPKEE          171 NORTH CHURCH LANE      BRENTWOOD          CA     90049      $222,368.63
  600055790     HURWITZ LAWRENCE           20652 DE FOREST STREET     WOODLAND HILLS     CA     91364      $319,296.26
  600055792     ZANE DENNIS T              2943 DELAWARE AVENUE       SANTA MONICA       CA     90404      $224,726.41
  600055793     GODDARD GARY               1215 COLDWATER CANYON      BEVERLY HILLS      CA     90210      $918,178.94
  600055794     MORANT PETER J             1550 N LAKE SHORE DRIVE    CHICAGO            IL     60610      $479,716.61
  600055795     KAHL ANDREW H              4719 FALSTONE AVENUE       CHEVY CHASE        MD     20815      $239,834.83
  600055796     CONNERY JAN L              21 GLEN ROAD SOUTH         LEXINGTON          MA     02173      $279,613.36
  600055797     BRESTEN PAUL               25 ZACHARY LANE            READING            MA     01867      $399,763.84
  600055799     NELSON LESLIE S            515 WEST END AVE 4A        NEW YORK           NY     10024      $581,054.57
  600055800     SCHULZ LAWRENCE D          439 LAFAYETTE STREET       NEW YORK           NY     10003      $314,148.97
  600055802     RANDAZZA CHRISTOPHER       182    BENNETTS LN         FRANKLIN           NJ     08873      $216,490.48
  600055803     WHITENACK DOUGLAS M        45     OXFORD LANE         EATONTOWN          NJ     07724      $251,021.77
  600055808     GOMEZ ANASTASIA            1313   NORTH RITCHIE CO    CHICAGO            IL     60610      $357,564.69
  600055809     SOTO ISMAEL RAMIREZ        29     PRATT ROAD          SCITUATE           MA     02066      $221,893.13


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055789     POON RICKY LAPKEE            8.625      .250    8.375     .0400     8.335     11/01/2026
  600055790     HURWITZ LAWRENCE             8.250      .250    8.000     .0400     7.960     11/01/2026
  600055792     ZANE DENNIS T                8.500      .250    8.250     .0400     8.210     10/01/2026
  600055793     GODDARD GARY                 8.375      .250    8.125     .0400     8.085     11/01/2026
  600055794     MORANT PETER J               8.625      .250    8.375     .0400     8.335     11/01/2026
  600055795     KAHL ANDREW H                7.875      .250    7.625     .0400     7.585     11/01/2026
  600055796     CONNERY JAN L                7.875      .250    7.625     .0400     7.585     10/01/2026
  600055797     BRESTEN PAUL                 8.625      .250    8.375     .0400     8.335     11/01/2026
  600055799     NELSON LESLIE S              8.125      .250    7.875     .0400     7.835     02/01/2026
  600055800     SCHULZ LAWRENCE D            9.125      .250    8.875     .0400     8.835     07/01/2026
  600055802     RANDAZZA CHRISTOPHER         8.875      .250    8.625     .0400     8.585     05/01/2026
  600055803     WHITENACK DOUGLAS M          7.875      .250    7.625     .0400     7.585     07/01/2026
  600055808     GOMEZ ANASTASIA              8.500      .250    8.250     .0400     8.210     10/01/2026
  600055809     SOTO ISMAEL RAMIREZ          8.500      .250    8.250     .0400     8.210     09/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055789     POON RICKY LAPKEE          1596009620                 $1,730.59                  12/01/1996             360
  600055790     HURWITZ LAWRENCE           1596011654                 $2,400.30                  12/01/1996             360
  600055792     ZANE DENNIS T              1596012680                 $1,730.06        12        12/01/1996             360
  600055793     GODDARD GARY               1596013117                 $6,983.17                  12/01/1996             360
  600055794     MORANT PETER J             1619002480                 $3,733.39                  12/01/1996             360
  600055795     KAHL ANDREW H              1701129686                 $1,740.17                  12/01/1996             360
  600055796     CONNERY JAN L              1816000255                 $2,030.19                  12/01/1996             360
  600055797     BRESTEN PAUL               1816001780                 $3,111.16                  12/01/1996             360
  600055799     NELSON LESLIE S            1111024854                 $4,343.61                  12/01/1996             360
  600055800     SCHULZ LAWRENCE D          1111041988                 $2,562.95                  12/01/1996             360
  600055802     RANDAZZA CHRISTOPHER       1101190915                 $1,731.32         2        12/01/1996             360
  600055803     WHITENACK DOUGLAS M        1101192863                 $1,826.45         2        12/01/1996             360
  600055808     GOMEZ ANASTASIA            1583032152                 $2,752.72         2        12/01/1996             360
  600055809     SOTO ISMAEL RAMIREZ        1811063112                 $1,709.29         1        12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055789     POON RICKY LAPKEE                                                                             $278,169.00    N
  600055790     HURWITZ LAWRENCE                                                                              $400,000.00    N
  600055792     ZANE DENNIS T                                                                                 $250,000.00    N
  600055793     GODDARD GARY                                                                                $1,225,000.00    N
  600055794     MORANT PETER J                                                                                $800,000.00    N
  600055795     KAHL ANDREW H                                                                                 $330,000.00    N
  600055796     CONNERY JAN L                                                                                 $350,000.00    N
  600055797     BRESTEN PAUL                                                                                  $500,000.00    N
  600055799     NELSON LESLIE S                                                                               $900,000.00    N
  600055800     SCHULZ LAWRENCE D                                                                             $495,000.00    N
  600055802     RANDAZZA CHRISTOPHER                                                                          $265,000.00    N
  600055803     WHITENACK DOUGLAS M                                                                           $296,363.00    N
  600055808     GOMEZ ANASTASIA                                                                               $425,000.00    N
  600055809     SOTO ISMAEL RAMIREZ                                                                           $234,000.00    N


 (vlegal.ace v1.4)                                                 Page   29
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600055814     SKARZYNSKI JOSEPH          6842 DARTMOUTH STREET      FOREST HILLS       NY     11375      $227,729.79
  600055817     RATNER SANFORD             1 STONY RUN ROAD           GREAT NECK         NY     11021      $251,716.40
  600055818     SIEGEL RHEA E              12 OTSEGO PLACE            JERICHO            NY     11753      $267,463.93
  600055823     BRETTLER JEFFREY W         816 BRONZE LANE            LOS ANGELES        CA     90049      $502,603.68
  600055824     GERVAISE BRYAN L           16271 IVORY COURT          CHINO HILLS        CA     91709      $238,074.72
  600055825     BOWLES MARK S              676 SOUTH PATHFINDER       ANAHEIM            CA     92807      $279,934.60
  600055826     GORDON RICHARD A           21134 NASHVILLE STREET     CHATSWORTH         CA     91311      $280,667.01
  600055833     KENNEDY JOSEPH PATRICK     4515 NORTH ALVERNON WES    TUCSON             AZ     85718      $264,677.79
  600055834     BOLSTER STEVEN D           4035 WINDSONG CIRCLE       PRIOR LAKE         MN     55372      $232,916.44
  600055839     WHITE BRUCE A              5022 CHERRY BLOSSOM CIR    WEST BLOOMFIELD    MI     48324      $236,726.30
  600055840     BRUDZINSKI MICHAEL R       5507 FAWNBROOK COURT       DUBLIN             OH     43017      $232,431.24
  600055844     LONGSWORTH PAUL M          4329 NORTH 17TH STREET     ARLINGTON          VA     22207      $273,640.30
  600055846     GAGLIANO JOHN E            3307 CAROLINA PLACE        ALEXANDRIA         VA     22305      $239,692.87
  600055849     SEIDMAN RICH               13037 SKY VALLEY ROAD      LOS ANGELES        CA     90049      $519,367.71


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600055814     SKARZYNSKI JOSEPH            8.625      .250    8.375     .0400     8.335     10/01/2026
  600055817     RATNER SANFORD               8.875      .250    8.625     .0400     8.585     10/01/2026
  600055818     SIEGEL RHEA E                9.125      .250    8.875     .0400     8.835     10/01/2026
  600055823     BRETTLER JEFFREY W           8.625      .250    8.375     .0400     8.335     10/01/2026
  600055824     GERVAISE BRYAN L             8.750      .250    8.500     .0400     8.460     10/01/2026
  600055825     BOWLES MARK S                8.875      .250    8.625     .0400     8.585     10/01/2026
  600055826     GORDON RICHARD A             8.625      .250    8.375     .0400     8.335     10/01/2026
  600055833     KENNEDY JOSEPH PATRICK       8.500      .250    8.250     .0400     8.210     10/01/2026
  600055834     BOLSTER STEVEN D             8.500      .250    8.250     .0400     8.210     10/01/2026
  600055839     WHITE BRUCE A                8.750      .250    8.500     .0400     8.460     10/01/2026
  600055840     BRUDZINSKI MICHAEL R         8.750      .250    8.500     .0400     8.460     10/01/2026
  600055844     LONGSWORTH PAUL M            8.125      .250    7.875     .0400     7.835     10/01/2026
  600055846     GAGLIANO JOHN E              8.250      .250    8.000     .0400     7.960     10/01/2026
  600055849     SEIDMAN RICH                 8.500      .250    8.250     .0400     8.210     10/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600055814     SKARZYNSKI JOSEPH          1111050559                 $1,773.37         7        12/01/1996             360
  600055817     RATNER SANFORD             1111063776                 $2,005.03        18        12/01/1996             360
  600055818     SIEGEL RHEA E              1111064247                 $2,178.51                  12/01/1996             360
  600055823     BRETTLER JEFFREY W         1562163924                 $3,913.84                  12/01/1996             360
  600055824     GERVAISE BRYAN L           1562165781                 $1,875.11        12        12/01/1996             360
  600055825     BOWLES MARK S              1562166220                 $2,229.80        12        12/01/1996             360
  600055826     GORDON RICHARD A           1562166274                 $2,185.59                  12/01/1996             360
  600055833     KENNEDY JOSEPH PATRICK     1569151720                 $2,037.62                  12/01/1996             360
  600055834     BOLSTER STEVEN D           1576016575                 $1,793.11                  12/01/1996             360
  600055839     WHITE BRUCE A              1581043840                 $1,864.48        12        12/01/1996             360
  600055840     BRUDZINSKI MICHAEL R       1581062866                 $1,830.66        14        12/01/1996             360
  600055844     LONGSWORTH PAUL M          1587041712                 $2,034.45                  12/01/1996             360
  600055846     GAGLIANO JOHN E            1587045815                 $1,803.04                  12/01/1996             360
  600055849     SEIDMAN RICH               1596011723                 $3,998.36                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600055814     SKARZYNSKI JOSEPH                                                                             $240,000.00    N
  600055817     RATNER SANFORD                                                                                $280,000.00    N
  600055818     SIEGEL RHEA E                                                                                 $357,000.00    N
  600055823     BRETTLER JEFFREY W                                                                            $629,000.00    N
  600055824     GERVAISE BRYAN L                                                                              $250,900.00    N
  600055825     BOWLES MARK S                                                                                 $295,000.00    N
  600055826     GORDON RICHARD A                                                                              $365,000.00    N
  600055833     KENNEDY JOSEPH PATRICK                                                                        $350,000.00    N
  600055834     BOLSTER STEVEN D                                                                              $291,500.00    N
  600055839     WHITE BRUCE A                                                                                 $270,000.00    N
  600055840     BRUDZINSKI MICHAEL R                                                                          $244,986.00    N
  600055844     LONGSWORTH PAUL M                                                                             $342,500.00    N
  600055846     GAGLIANO JOHN E                                                                               $300,000.00    N
  600055849     SEIDMAN RICH                                                                                  $650,000.00    N


 (vlegal.ace v1.4)                                                 Page   30
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600056051     WATTS                      31908 SUNLAND              FAIR OAKS RANCH    TX     78015      $303,811.05
  600056052     FISK                       8319 CHESHIRE COURT        WOODSTOCK          IL     60098      $274,800.00
  600056053     LAMBROS                    23428 TRES CORONAS ROAD    SPICEWOOD          TX     78669      $269,840.60
  600056055     HAYES                      7204 FOREST WAY            GENOE TWP          MI     48116      $419,745.56
  600056057     BLOMSTRO                   2743 N WOLCOTT             CHICAGO            IL     60614      $224,856.53
  600056060     PONZI                      707 SOUTH GLENDALE LANE    MOUNT PROSPECT     IL     60056      $251,843.37
  600056062     BRANDENB                   5842 MOOSE LAKE ROAD       ELY                MN     55731      $297,814.77
  600056067     LACUSTA                    69308 PINE RIVER DRIVE     ROMEO              MI     48065      $474,747.22
  600056068     NITTO                      1757 WASHINGTON AVENUE     WILMETTE           IL     60091      $253,058.05
  600056071     PROESEL                    3443 N HOYNE AVENUE        CHICAGO            IL     60618      $279,834.69
  600056072     RODI                       4842 NORTH PAULINA         CHICAGO            IL     60640      $249,452.64
  600056073     LOWE                       1480 WILMETTE STREET       WHEATON            IL     60187      $329,805.17
  600056077     TAVAKOLI                   2454 ISLANDVIEW            W BLOOMFIELD       MI     48324      $327,658.59
  600056083     SECRETI                    1119 NORTH WOODBINE AVENU  OAK PARK           IL     60302      $344,796.32


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600056051     WATTS                        8.375      .250    8.125     .0400     8.085     11/01/2026
  600056052     FISK                         8.375      .250    8.125     .0400     8.085     12/01/2026
  600056053     LAMBROS                      8.625      .250    8.375     .0400     8.335     11/01/2026
  600056055     HAYES                        8.500      .250    8.250     .0400     8.210     11/01/2026
  600056057     BLOMSTRO                     8.250      .250    8.000     .0400     7.960     11/01/2026
  600056060     PONZI                        8.375      .250    8.125     .0400     8.085     11/01/2026
  600056062     BRANDENB                     8.375      .250    8.125     .0400     8.085     11/01/2026
  600056067     LACUSTA                      9.125      .250    8.875     .0400     8.835     11/01/2026
  600056068     NITTO                        8.875      .250    8.625     .0400     8.585     11/01/2026
  600056071     PROESEL                      8.625      .250    8.375     .0400     8.335     11/01/2026
  600056072     RODI                         8.625      .250    8.375     .0400     8.335     11/01/2026
  600056073     LOWE                         8.625      .250    8.375     .0400     8.335     11/01/2026
  600056077     TAVAKOLI                     9.250      .250    9.000     .0400     8.960     10/01/2026
  600056083     SECRETI                      8.625      .250    8.375     .0400     8.335     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600056051     WATTS                      0883560                    $2,310.62                  12/01/1996             360
  600056052     FISK                       0891066                    $2,088.68                  12/01/1996             360
  600056053     LAMBROS                    0893007                    $2,100.03                  12/01/1996             360
  600056055     HAYES                      0895934                    $3,229.44                  12/01/1996             360
  600056057     BLOMSTRO                   0897518                    $1,690.35        12        12/01/1996             360
  600056060     PONZI                      0897960                    $1,915.38                  12/01/1996             360
  600056062     BRANDENB                   0899434                    $2,265.02                  12/01/1996             360
  600056067     LACUSTA                    0900230                    $3,864.76                  12/01/1996             360
  600056068     NITTO                      0900257                    $2,014.57                  12/01/1996             360
  600056071     PROESEL                    0900523                    $2,177.81                  12/01/1996             360
  600056072     RODI                       0900534                    $1,941.36                  12/01/1996             360
  600056073     LOWE                       0900595                    $2,566.71                  12/01/1996             360
  600056077     TAVAKOLI                   0901114                    $2,698.38                  12/01/1996             360
  600056083     SECRETI                    0901298                    $2,683.37                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600056051     WATTS                                                                                         $406,000.00    N
  600056052     FISK                                                                                          $343,526.00    N
  600056053     LAMBROS                                                                                       $375,000.00    N
  600056055     HAYES                                                                                         $564,000.00    N
  600056057     BLOMSTRO                                                                                      $254,977.00    N
  600056060     PONZI                                                                                         $315,000.00    N
  600056062     BRANDENB                                                                                      $424,500.00    N
  600056067     LACUSTA                                                                                       $650,000.00    N
  600056068     NITTO                                                                                         $316,500.00    N
  600056071     PROESEL                                                                                       $350,000.00    N
  600056072     RODI                                                                                          $312,000.00    N
  600056073     LOWE                                                                                          $412,500.00    N
  600056077     TAVAKOLI                                                                                      $411,000.00    N
  600056083     SECRETI                                                                                       $445,600.00    N


 (vlegal.ace v1.4)                                                 Page   31
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600056084     BENEDETT                   4250 SANDY LANE            BLOOMFIELD         MI     48301      $259,878.70
  600056085     GONZALEZ                   7365 THORNAPPLE PINES DR   GRAND RAPIDS       MI     49546      $279,730.43
  600056090     DEAN                       668 MANHATTAN ROAD SE      EAST GRAND RAPI    MI     49506      $399,751.38
  600056091     JOUBRAN                    8132 UNDERWOOD RIDGE       TRAVERSE CITY      MI     49684      $321,799.86
  600056092     COEN                       810 NORTH AVENUE           DEERFIELD          IL     60015      $284,000.00
  600056094     BOGUSLAW                   5N101 CANVAS BACK LANE     BARTLETT           IL     60103      $257,855.36
  600056112     PODMOLIK                   3131 NORTH SEMINARY AVENU  CHICAGO            IL     60657      $257,052.03
  600056118     CONNOLLY                   251 MAPLEWOOD RD           RIVERSIDE          IL     60546      $328,000.00
  600056119     WILLIAMS                   1191 BISCAY COURT          AURORA             IL     60504      $246,842.50
  600056132     MCINTYRE                   9903 WEST SOMERSET LANE    PALOS PARK         IL     60464      $340,000.00
  600056135     EVAVOLD                    1269 CROWNDALE LANE        CANTON             MI     48188      $216,467.12
  600056137     WELLS                      35399 SNICKERVILLE TNPK    PURCELLVILLE       VA     22132      $319,296.26
  600056141     TAN                        1900 TRILLIUM COVE         AUSTIN             TX     78733      $229,695.77
  600056143     PAWELCZY                   21370 GINGER LANE          FRANKFORT          IL     60423      $237,466.80


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600056084     BENEDETT                     9.750      .250    9.500     .0400     9.460     11/01/2026
  600056085     GONZALEZ                     8.500      .250    8.250     .0400     8.210     11/01/2026
  600056090     DEAN                         8.375      .250    8.125     .0400     8.085     11/01/2026
  600056091     JOUBRAN                      8.375      .250    8.125     .0400     8.085     11/01/2026
  600056092     COEN                         8.500      .250    8.250     .0400     8.210     12/01/2026
  600056094     BOGUSLAW                     8.875      .250    8.625     .0400     8.585     11/01/2026
  600056112     PODMOLIK                     8.750      .250    8.500     .0400     8.460     11/01/2026
  600056118     CONNOLLY                     8.250      .250    8.000     .0400     7.960     12/01/2026
  600056119     WILLIAMS                     8.250      .250    8.000     .0400     7.960     11/01/2026
  600056132     MCINTYRE                     8.250      .250    8.000     .0400     7.960     12/01/2026
  600056135     EVAVOLD                      8.625      .250    8.375     .0400     8.335     11/01/2026
  600056137     WELLS                        8.250      .250    8.000     .0400     7.960     11/01/2026
  600056141     TAN                          8.000      .250    7.750     .0400     7.710     11/01/2026
  600056143     PAWELCZY                     8.875      .250    8.625     .0400     8.585     11/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600056084     BENEDETT                   0901320                    $2,233.80                  12/01/1996             360
  600056085     GONZALEZ                   0901331                    $2,152.19                  12/01/1996             360
  600056090     DEAN                       0901714                    $3,040.29                  12/01/1996             360
  600056091     JOUBRAN                    0901897                    $2,447.43                  12/01/1996             360
  600056092     COEN                       0902036                    $2,183.71                  12/01/1996             360
  600056094     BOGUSLAW                   0902142                    $2,052.76                  12/01/1996             360
  600056112     PODMOLIK                   0902905                    $2,023.39                  12/01/1996             360
  600056118     CONNOLLY                   0903148                    $2,464.15                  12/01/1996             360
  600056119     WILLIAMS                   0903160                    $1,855.63                  12/01/1996             360
  600056132     MCINTYRE                   0903520                    $2,554.31                  12/01/1996             360
  600056135     EVAVOLD                    0903552                    $1,684.66                  12/01/1996             360
  600056137     WELLS                      0903598                    $2,400.30        18        12/01/1996             360
  600056141     TAN                        0903732                    $1,686.56                  12/01/1996             360
  600056143     PAWELCZY                   0904623                    $1,890.45                  12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600056084     BENEDETT                                                                                      $412,500.00    N
  600056085     GONZALEZ                                                                                      $349,900.00    N
  600056090     DEAN                                                                                          $600,000.00    N
  600056091     JOUBRAN                                                                                       $475,000.00    N
  600056092     COEN                                                                                          $355,000.00    N
  600056094     BOGUSLAW                                                                                      $397,000.00    N
  600056112     PODMOLIK                                                                                      $327,989.00    N
  600056118     CONNOLLY                                                                                      $411,000.00    N
  600056119     WILLIAMS                                                                                      $309,000.00    N
  600056132     MCINTYRE                                                                                      $425,000.00    N
  600056135     EVAVOLD                                                                                       $274,722.00    N
  600056137     WELLS                                                                                         $355,000.00    N
  600056141     TAN                                                                                           $306,500.00    N
  600056143     PAWELCZY                                                                                      $297,000.00    N


 (vlegal.ace v1.4)                                                 Page   32
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600056147     CHAMBERS                   1058 SPRINGWOOD LANE       ROCHESTER HILLS    MI     48309      $238,500.00
  600056151     GILBERTS                   34 WEDGEWOOD               HAWTHORN           IL     60047      $350,000.00
  600056153     DONIGER                    1123 GREENBAY RD           HIGHLAND PARK      IL     60035      $300,000.00
  600056157     GARTNER                    606 SOUTH BODIN            HINSDALE           IL     60521      $420,000.00
  600056161     SHANE                      3961 OAKDALE AVENUE        PASADENA           CA     91107      $308,000.00
  600056162     LITVINSK                   11501 DONA TERESA DRIVE    LOS ANGELES        CA     91604      $267,750.00
  600056171     BERRONG                    7925 BRIDGE GATE DRIVE     LAS VEGAS          NV     89128      $237,246.26
  600056180     KOCEJA                     1373 EAST 13430 SOUTH      DRAPER             UT     84020      $220,882.39
  600056317     ANGELICO, FRANK            57     SINCLAIR AVENUE     STATEN ISLAND      NY     10312      $297,270.18
  600056318     CLARK, JEAN P              29     COPPER PENNY ROA    RARITAN TOWNSHI    NJ     08822      $292,812.46
  600056320     ROY RUKMINI B              343 LONG HILL DRIVE        SHORT HILLS        NJ     07078      $487,553.03


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600056147     CHAMBERS                     8.500      .250    8.250     .0400     8.210     12/01/2026
  600056151     GILBERTS                     8.000      .250    7.750     .0400     7.710     12/01/2026
  600056153     DONIGER                      7.500      .250    7.250     .0400     7.210     12/01/2026
  600056157     GARTNER                      8.250      .250    8.000     .0400     7.960     12/01/2026
  600056161     SHANE                        9.000      .250    8.750     .0400     8.710     12/01/2026
  600056162     LITVINSK                     8.125      .250    7.875     .0400     7.835     12/01/2026
  600056171     BERRONG                      9.125      .250    8.875     .0400     8.835     10/01/2026
  600056180     KOCEJA                       9.125      .250    8.875     .0400     8.835     11/01/2026
  600056317     ANGELICO, FRANK              8.500      .250    8.250     .0400     8.210     08/01/2026
  600056318     CLARK, JEAN P                8.375      .250    8.125     .0400     8.085     08/01/2026
  600056320     ROY RUKMINI B                8.500      .250    8.250     .0400     8.210     08/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600056147     CHAMBERS                   0904746                    $1,833.86        12        12/01/1996             360
  600056151     GILBERTS                   0905371                    $2,568.18                  12/01/1996             360
  600056153     DONIGER                    0905561                    $2,097.64                  12/01/1996             360
  600056157     GARTNER                    0906506                    $3,155.32                  12/01/1996             360
  600056161     SHANE                      6296180                    $2,478.24                  12/01/1996             360
  600056162     LITVINSK                   6296292                    $1,988.04         7        12/01/1996             360
  600056171     BERRONG                    7191320                    $1,932.38         2        12/01/1996             360
  600056180     KOCEJA                     7263516                    $1,798.13                  12/01/1996             360
  600056317     ANGELICO, FRANK            1115000348                 $2,291.36                  12/01/1996             360
  600056318     CLARK, JEAN P              1587034014                 $2,231.20        12        12/01/1996             360
  600056320     ROY RUKMINI B              1114002417                 $3,758.06         1        12/01/1996             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600056147     CHAMBERS                                                                                      $265,000.00    N
  600056151     GILBERTS                                                                                      $555,000.00    N
  600056153     DONIGER                                                                                       $401,000.00    N
  600056157     GARTNER                                                                                       $550,000.00    N
  600056161     SHANE                                                                                         $385,000.00    N
  600056162     LITVINSK                                                                                      $315,000.00    N
  600056171     BERRONG                                                                                       $250,000.00    N
  600056180     KOCEJA                                                                                        $302,500.00    N
  600056317     ANGELICO, FRANK                                                                               $407,000.00    N
  600056318     CLARK, JEAN P                                                                                 $309,000.00    N
  600056320     ROY RUKMINI B                                                                                 $575,000.00    N


 (vlegal.ace v1.4)                                                 Page   33
 RUN DATE:  12/23/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:53:37               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 12/23/1996

 POOL NUMBER:          1386    POOL NAME:      96-4 Whole Pool

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------



                   LOAN         # OF           CURRENT           PROPERTY        ORIG LOAN
                   COUNT       BUYDOWN         BALANCE           VALUE           AMOUNT              P & I
 ** POOL           -----       -------         -------           ---------       ---------           -----
 ** TOTAL                 445             0   146,707,211.48       201,515,859.00   148,370,200.00     1,216,985.70


                                                                       Exhibit E


                              SELLING AND SERVICING
                                    CONTRACT

          This Selling and Servicing Contract (the "Contract"), made and entered into by PNC Mortgage Securities Corp. ("Buyer") and the Seller ("Seller") identified below,

                                   WITNESSETH:

          WHEREAS, Seller has submitted a Seller Application to Buyer and has otherwise been approved by Buyer; and

          WHEREAS, Seller has received the Buyer's Selling Guide and the Buyer's Servicing Guide (the "Guides");

          NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, Buyer and Seller hereto agree as follows:

          1. GUIDES. The Guides, which set forth the terms and conditions under which Seller is to sell and service mortgages, are supplements to this Contract and such Guides, as may be amended or supplemented from time to time, are incorporated into this Contract in full by reference and made a part hereof as fully as if set forth at length herein. All capitalized terms used herein and not defined herein have the meanings ascribed to them in Appendix A, Glossary of Terms, to the Guides.

          2. SELLERS' DUTIES. Seller shall diligently perform all duties incident to the selling and servicing of all mortgages which may be sold by Seller from time to time and such other mortgages as Buyer and Seller may mutually agree upon. In the performance of such duties, Seller shall employ procedures and exercise the same care that it would maintain for loans held in its own portfolio and in accordance with standards of practice, diligence, prudence and competence maintained by the mortgage banking industry. Seller shall also comply with all of the provisions of the Guides and with all other reasonable requirements and instructions of Buyer. Seller shall perform such services at its sole expense except as otherwise expressly provided in the Guides. Seller agrees to service each of such mortgages continuously beginning with the Purchase Date for such mortgages or the date of designation of Seller as replacement Servicer for mortgages previously purchased by Buyer from another Seller, until all interest and principal on each mortgage has been paid in full, the mortgage has been liquidated as provided in the Guides, or such servicing duties are terminated by Buyer.

          3. COMPENSATION. Seller shall be compensated for its services hereunder as specified in the Guides.

          4. DOCUMENTS AND RECORDS. Seller agrees to create, maintain and transmit all mortgage records and documents including all permanent mortgage account records in accordance with the Guides. With respect to such records and documents, Seller shall have custody privileges and Buyer shall have ownership of the mortgage records and documents. Buyer may inspect such records and documents at reasonable times during Seller's normal business hours. Seller shall maintain accurate records and books of account, an adequate system of audit and internal control, and shall conduct its origination and servicing activities in a responsible and businesslike manner. Seller shall promptly notify Buyer in writing of any activity or action, either internal or external, which could potentially affect adversely the terms of any mortgage serviced hereunder or the ability of Seller to service any mortgage.

          5. WARRANTIES, OBLIGATIONS AND REPRESENTATIONS. The warranties, obligations and representations stated in the Guides and hereby made or undertaken by Seller with respect to each of the mortgages to be sold and serviced by it on behalf of Buyer, unless expressly waived in writing by Buyer. All warranties made by Seller shall survive (i) any investigation made by or on behalf of Buyer, it assignee or designee, (ii) liquidation of the mortgage, (iii) purchase of the mortgage by Buyer, its designee or assignee, (iv) repurchase of the mortgage by Seller, and (v) termination of this Contract, or similar event, and all such warranties shall inure to the benefit of Buyer, its successors and assigns and any transferee of any mortgage. Upon specific written request from Buyer, Seller shall supply evidence that is satisfactory to Buyer of its compliance with any provisions of the Guides.

          6. REPURCHASE OBLIGATION. If, after purchase of any mortgage by Buyer, any of the representations or warranties of the Seller contained herein or in the Selling Guide are untrue, Buyer may, at its option, without regard to the Sellers' actual or implied knowledge of the untruth of such warranty (except to the extent the warranty is expressly conditioned upon the Seller's actual knowledge), in addition to and without limitation as to any other remedy accruing to Buyer, require the Seller to repurchase said mortgage pursuant to the Guides. It is contemplated that a third party will purchase from Buyer the mortgages purchased from Seller, and Seller agrees that Buyer may, in its own name or in the name of the third party, exercise any rights or remedies at law or in equity on behalf of itself or such third party.

          7. CUSTODIANSHIP OF FUNDS. Seller shall fully account to Buyer for the custodianship of funds received from, or on behalf of, a Borrower for mortgages serviced hereunder. Seller shall establish and maintain custodial accounts in accordance with the Guides for (i) the segregation of all principal and interest received, and (ii) the administration of all amounts to be deposited into escrow accounts, and such accounts shall be maintained free and clear of any lien or encumbrance. Seller must be in control of the funds in its custody at all times, and upon request from time to time of Buyer shall submit complete and accurate analyses of cash balances on hand and of the receipt, deposit and disposition of monies handled.


          8. INDEMNIFICATION BY SELLER. Seller shall indemnify Buyer from and hold Buyer harmless against all losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees, and expenses heretofore or hereafter resulting from a material breach of any warranty, obligation or representation contained in or made pursuant to this Contract or from any claim, demand, defense or assertion against or involving Buyer or its assignee or transferee of any mortgage based on or grounded upon, or resulting from such breach or a breach of any representation, warranty or obligation made by Buyer in reliance upon any warranty, obligation or representation made by Seller contained in or made pursuant to this Contract. Seller hereby acknowledges Buyer's intent to sell the mortgages to third parties in reliance upon Seller's warranties, obligations and representation. The obligations of Seller under this paragraph shall survive delivery and payment for the mortgages, liquidation or repurchase of the mortgages and termination of this Contract or the expiration hereof.

          9. NO ASSIGNMENT. This Contract is of the nature of a personal service agreement and accordingly may not be assigned by Seller. Except as provided in paragraph 10 of this Contract, Seller may not assign or otherwise transfer its responsibility for servicing individual mortgages to any other entity, including affiliates. Any attempt to assign servicing rights without the prior written consent of Buyer shall be null and void. Any such assignment without the consent of Buyer shall be grounds for immediate termination of the servicing rights with respect to the servicing purportedly assigned.

          10. SUBCONTRACTING OF SERVICING. Seller may not, without Buyer's prior written approval, subcontract with any other entity, including affiliates, its responsibility for servicing any mortgage it has contracted to service for Buyer.

          11. TERMINATION BY BUYER. Buyer may terminate the right of Seller to continue to service mortgage loans for Buyer and/or revoke the status of Seller as an approved Seller for any of the reasons set forth in the Guides, including a change in Seller's form of organization, a transfer of 25% or more of the equity interest in Seller or change in its principal executive or financial officers. No such termination shall release Seller from any of its obligations hereunder or under the Guides or from any liability arising hereunder or thereunder. Any forbearance or delay by Buyer in exercising such rights shall not be deemed a waiver of and shall not preclude the exercise of any such right. Upon termination by Buyer of this Contract for any reason other than a failure of Seller to meet the eligibility requirements as set forth in the Guides as determined by Buyer, Seller shall be compensated for such termination in the amount specified in the Servicing Guide.

          12. ATTORNEY'S FEES. In the event of a dispute arising from or concerning an obligation of the Seller or Buyer under this Contract which results in litigation of the issue, the prevailing party to such litigation shall be indemnified by the other party for all costs and expenses in bringing or defending such action.

          13. OFFSET. Buyer shall have the right to offset amounts due from Seller against the purchase price to be paid for the acquisition of mortgages. Amounts due which may be offset include but are not limited to past due pair-off fees and funds for the repurchase of mortgages which are subject to an outstanding repurchase demand.

          14. NOTICE. Any notice required or permitted hereunder shall be in writing and shall be sent to Seller at its address shown under its signature below or to such other address Seller may designate in writing or to Buyer at 75 North Fairway Drive, Vernon Hills, Illinois 60061 or to such other address designated by Buyer in writing, by certified mail, return receipt requested, postage prepaid.

          15. PRIOR AGREEMENTS. This Contract supersedes any prior agreements and understandings between Buyer and Seller governing the subject matter hereof; provided, however, that Seller shall not be released from any responsibility or liability that may have arisen under such agreements and understandings.

          16. GOVERNING LAW. This Contract is made in the State of Illinois and shall be governed by the law of such state.

          17. USE OF TERM "SELLER". Wherever the term "Seller" is used in this contract in a context involving loan administration, servicing, and accounting obligations, such term shall be deemed to mean "Servicer" as is used in the Buyer's Servicing Guide.

          18. EFFECTIVE DATE OF CONTRACT. This contract is not effective until it is accepted by Buyer. An executed copy of the Contract will be returned to the Seller.

          19. STATUS OF PARTIES. Seller and Buyer each represent, warrant and agree that as of the date of this Contract: (i) each party is duly organized, validly existing and in good legal standing under the laws of its jurisdiction of organization, and has the requisite power and authority to enter into this contract and agreements to which both are parties as contemplated by this Contract; (ii) this Contract has been duly authorized executed and delivered to both parties and constitutes a valid and legally binding agreement of each party, enforceable in accordance with its terms; (iii) there is no action, proceeding or investigation pending or threatened, nor any basis therefore known to either party that questions the validity or prospective validity of this Contract insofar as the Contract relates to either party, or any essential element upon which this Contract depends, or any action to be taken by either party pursuant to this Contract; and (iv) insofar as either party's capacity to carry out any obligation under this Contract is concerned, neither party will be in violation of any provision of any charter, certificate of incorporation, by-law, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule, or regulation, and there is no such provision that adversely affects either party's capacity to carry out any such obligation. Seller's and Buyer's execution of, and performance pursuant to, this Contract will not result in any such violation. At all times Seller shall act as an independent contractor.

          IN WITNESS WHEREOF, the parties have executed this Contract by proper officials duly authorized on the dates hereinafter set forth. This Contract shall take effect as of the date of its execution in original or facsimile signature by a duly authorized officer of the Buyer.


------------------------------     --------------------------------------------
Name of Seller                     Seller I.D. number


------------------------------     --------------------------------------------
Type of Organization               Organized under laws of


------------------------------------------------------------------------------
Principal place of business: street address, city, state, zip code


-------------------------------------------------------------------------------
Typed name and title of Seller's authorized officer


-----------------------------      -------------------------------------------
Signature of Seller's              Date
authorized officer


Agreed to and accepted by PNC MORTGAGE SECURITIES CORP.


-------------------------------------------------------------------------------
Typed name and title of authorized representative


-----------------------------      -------------------------------------------
Signature of authorized            Date
representative

                                                                       Exhibit F

                          FORM OF TRANSFEROR CERTIFICATE FOR
                    CLASS B-4, CLASS B-5 AND CLASS B-6 CERTIFICATES


                                    [Date]


First Bank National Association, as Trustee
180 East 5th Street, SPFT0210
St. Paul, MN 55101


     Re: PURCHASE OF PNC MORTGAGE SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1996-4, CLASS [B-4] [B-5] [B-6] (the "Certificates")

Ladies and Gentlemen:

     In connection with our disposition of the above Certificates we certify that (a) we understand the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act") and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, and
(b) we have not offered or sold any certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act.


                              Very truly yours,



                              [Name of Transferor]

                              By:
                                  ------------------------------
                                    Authorized Officer

                                                                       Exhibit G

                         FORM OF TRANSFEREE'S AGREEMENT FOR
                   CLASS B-4, CLASS B-5 AND CLASS B-6 CERTIFICATES


                                     [Date]


First Bank National Association
180 East 5th Street, SPFT0210
St. Paul, MN 55101

PNC Mortgage Securities Corp.
75 N. Fairway Drive
Vernon Hills, Illinois  60061


          The undersigned (the "Purchaser") proposes to purchase [Class B-4] [Class B-5] [Class B-6] Certificates evidencing an undivided interest in PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1996-4 (the "Purchased Certificates") in the principal amount of $______________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

          Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of December 1, 1996 (the "Pooling Agreement"), between PNC Mortgage Securities Corp. ("PNC") and First Bank National Association, as trustee (the "Trustee"), of the PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1996-4.

          Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to PNC and the Trustee that:

          (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Purchased Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement;

          (b) The Purchaser is acquiring the Purchased Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part;

          (c) The Purchaser is an "accredited investor" as such term is defined in paragraph (a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) of Section 501 of Regulation D under the Securities Act of 1933, as amended (the "Act"), has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Purchased Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Purchased Certificates and can afford a complete loss of such investment;

          (d)  The Purchaser is not affiliated with the Trustee;

          (e) The Purchaser confirms that PNC has made available to the Purchaser the opportunity to ask questions of, and receive answers from PNC concerning the Trust, the purchase by the Purchaser of the Purchased Certificates and all matters relating thereto that PNC possesses or can acquire without unreasonable effort or expense; and

          (f) If applicable, the Purchaser has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 12 issued December 13, 1988, by the Office of Regulatory Activities of the Federal Home Loan Bank System; and

          (g) The Purchaser will provide the Trustee and the Master Servicer with affidavits substantially in the form of Exhibit A attached hereto.

          Section 3.     Transfer of Purchased Certificates.

          (a) The Purchaser understands that the Purchased Certificates have not been registered under the Act, or any state securities laws and that no transfer may be made unless the Purchased Certificates are registered under the Act and under applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither PNC nor the Trust is under any obligation to register the Purchased Certificates or make an exemption available. In the event that such a transfer is to be made within two years from the Closing Date without registration under the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee each certify to PNC and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) the Trustee or PNC may require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee or PNC. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and PNC against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (b) No transfer of a Purchased Certificate shall be made unless the transferee provides PNC and the Trustee with (i) a Transferee's Agreement, substantially in the form of this Agreement, and (ii) either (a) an affidavit substantially in the form of Exhibit A hereto that the proposed transferee (x) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, or comparable provisions of any subsequent enactments (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition or (y) is an insurance company, the source of funds to be used by it to purchase the Purchased Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60, or (b) a Benefit Plan Opinion (as defined in Exhibit A hereto).

          (c) The Purchaser acknowledges that its Purchased Certificates bear a legend setting forth the applicable restrictions on transfer.

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                              [Purchaser]


                              By:
                                  ----------------------------

                              Its:
                                   -----------------------------

                           Exhibit A to Form of Transferee Agreement (Exhibit G)

                          PNC MORTGAGE SECURITIES CORP.

                             BENEFIT PLAN AFFIDAVIT


RE:  PNC MORTGAGE SECURITIES CORP.
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-4
     (THE "TRUST") [CLASS B-4] [CLASS B-5] [CLASS B-6]
     CERTIFICATES (THE "PURCHASED CERTIFICATES")


          Under penalties of perjury, I, _____________________, declare that, to the best of my knowledge and belief, the following representations are true, correct and complete; and

          1.   That I am the _______________ of __________________ (the
"Purchaser"), whose taxpayer identification number is ___________, and on behalf of which I have the authority to make this affidavit.

          2. That the Purchaser is acquiring a Purchased Certificate representing an interest in the Trust.

          3. That the Purchaser (i) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or comparable provisions of any subsequent enactments (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition, (ii) has provided a "Benefit Plan Opinion" satisfactory to PNC Mortgage Securities Corp. (the "Company") and the Trustee of the Trust or (iii) is an insurance company, the source of funds to be used by it to purchase the Purchased Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer (a) is permissible under applicable law, (b) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and (c) will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Benefit Plan Opinion shall not be an expense of the Trustee, the Master Servicer or the Company.


          IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed on its behalf, by its duly authorized officer this _____ day of __________________, 199__.

[Purchaser]

By:

Its:

          Personally appeared before me ______________________, known or proved to me to be the same person who executed the foregoing instrument and to be a ________________ of the Purchaser, and acknowledged to me that (s)he executed the same as his/her free act and deed and as the free act and deed of the Purchaser.

SUBSCRIBED and SWORN to before me
this day of ____________, 19__.


________________________________
         Notary Public

                                                                       Exhibit H
                  FORM OF ADDITIONAL MATTER INCORPORATED INTO
                  THE FORM OF THE MORTGAGE TRUST CERTIFICATES

     This Certificate does not represent an obligation of or interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

     This certifies that the above-named Registered Owner is the registered owner of certain interests in a trust fund (the "Mortgage Trust Fund") whose assets consist of, among other things, a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans"), formed and administered by PNC Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below. The Mortgage Pool was created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), between the Company and First Bank National Association, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portion of the Mortgage Trust Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.01 of the Pooling Agreement.

     Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

     Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                              FIRST BANK NATIONAL ASSOCIATION, as Trustee


                              -----------------------------------------
                              By:





                    (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

          This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

FIRST BANK NATIONAL
ASSOCIATION, as Trustee


--------------------------------------
By:




Dated:
      --------------------------------

                          PNC MORTGAGE SECURITIES CORP.
                        MORTGAGE PASS-THROUGH CERTIFICATE

     This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the Mortgage Trust Fund.

     The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Pooling Agreement. In the event Company funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Company from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

     As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made by the Company from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Company of advances made, or certain expenses incurred, by it.

     The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company and the Trustee with the consent of the Holders of the Certificate Trust Certificates evidencing Percentage Interests aggregating not less than 66% of the Certificate Trust Fund. For the purposes of such provision and except as provided below, voting rights relating to 100% of the Aggregate Certificate Principal Balance will be allocated pro rata (by Certificate Principal Balance) among such Certificates. Any consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

     No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws. In the event that a transfer is to be made without registration or qualification under applicable laws, (i) in the event such transfer is made pursuant to Rule 144A under the Securities Act, the Company and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as Exhibit L to the Pooling Agreement, which investment letter shall not be an expense of the Company, the Master Servicer or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Securities Act, the Company may require an Opinion of Counsel satisfactory to the Company that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Company, the Master Servicer or the Trustee. Neither the Company nor the Trustee will register the Certificate under the Securities Act, qualify the Certificate under any state securities law or provide registration rights to any purchaser. Any Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portion of the Mortgage Trust Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

     A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling Agreement and the Mortgage Trust Fund, First Level Certificate Trust Fund and Certificate Trust Fund created thereby shall terminate upon (i) the later of the maturity or other liquidation (including repurchase by the Company) of the last Mortgage Loan remaining in the Mortgage Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company repurchases any Mortgage Loan pursuant to the Pooling Agreement, such Pooling Agreement requires that the Company pay to the Trustee in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus accrued interest at the applicable Pass-Through Rate to the next scheduled Due Date for the Mortgage Loan. The Pooling Agreement permits, but does not require, the Company to repurchase from the Mortgage Trust Fund all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Company's right to repurchase being subject to the aggregate unpaid Principal Balance of the Mortgage Loans at the time of repurchase being less than ten percent (10%) of the aggregate unpaid Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within Mortgage Pass-Through Certificate and hereby irrevocably constitutes and appoints _________________
Attorney to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.

Dated:
       ---------   -----------------------------------------------------------
                   Signature Guaranteed

                   -----------------------------------------------------------
                   NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                                                       Exhibit I

                             TRANSFEROR CERTIFICATE

                                     [Date]

First Bank National Association, as Trustee
180 East 5th Street, SPFT0210
St. Paul, MN 55101
Attn: Structured Finance


     Re: PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1996-4, Class [R] [R-2] [R-1]
Ladies and Gentlemen:

     This letter is delivered to you in connection with the sale by _________
___________________ (the "Seller") to ____________________     (the "Purchaser")
of $____________________ initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1996-4, Class [R] [R-2] [R-1] (the
"Certificate"),  pursuant to Section 5.01 of the Pooling and Servicing
Agreement (the "Pooling Agreement"), dated as of December 1, 1996 among PNC Mortgage Securities Corp., as depositor and master servicer (the "Company"), and First Bank National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

     1. No purpose of the Seller relating to the sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of tax.

     2. The Seller understands that the Purchaser has delivered to the Trustee and the Company a transferee affidavit and agreement in the form attached to the Pooling Agreement as Exhibit J. The Seller does not know or believe that any representation contained therein is false.

     3. The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

     4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificates.

     5. The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

     6. The Purchaser has represented to the Seller that, if the Certificates constitute a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificates as they become due.

                         Very truly yours,




                         [Seller]

                         By:
                             ------------------------------------
                         Name:
                               ----------------------------------
                         Title:
                                -----------------------------------

                                                                       Exhibit J

                       TRANSFEREE AFFIDAVIT AND AGREEMENT

STATE OF       )
               )   ss:
COUNTY OF      )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

     1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Class [R] [R-2] [R-1] Certificate (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the
State of   _______________  ] [the United States], on behalf of which he makes this affidavit and agreement.

     2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class [R] [R-2] [R-1] Certificates, and (ii) is acquiring the Class [R] [R-2] [R-1] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity, or any foreign government or international organization, or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

     3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class [R] [R-2] [R-1] Certificates after March 31, 1988;
(ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [R] [R-2] [R-1] Certificates may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

     4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class [R] [R-2] [R-1] Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

     5. That the Owner is aware that the Trustee will not register the Transfer of the Class [R] [R-2] [R-1] Certificates unless the transferee, or the transferees' agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

     6. That the Owner has reviewed the restrictions set forth on the face of the Class [R] [R-2] [R-1] Certificates and the provisions of Section 5.01 of the Pooling Agreement under which the Class [R] [R-2] [R-1] Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 5.01(c) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.01). The
Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

     7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [R] [R-2] [R-1] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

     8. The Owner's Taxpayer Identification Number is   ______________.

     9. That no purpose of the Owner relating to the purchase of the Class [R] [R-2] [R-1] Certificates by the Owner is or will be to enable the transferor to impede the assessment or collection of tax.

     10. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

     11. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

     12. That no purpose of the Owner relating to any sale of the Class [R] [R-2] [R-1] Certificates by the Owner will be to impede the assessment or collection of tax.

     13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

     14. The Owner hereby agrees to cooperate with the Company and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Mortgage Trust Fund or the Certificate Trust Fund, as applicable.

     15. The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Mortgage Trust Fund or the Certificate Trust Fund, as applicable, or result in the imposition of tax on the Trust Fund unless counsel for, or acceptable to, the Company has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

     16. The Owner as transferee of the Class [R] [R-2] [R-1] Certificates has represented to their transferor that, if the Class [R] [R-2] [R-1] Certificates constitute a noneconomic residual interest, the Owner (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Class [R] [R-2] [R-1] Certificates as they become due.

     IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ________day of _________ , 19__ .

[Name of Owner]


                              By:
                              [Name of Officer]
                              [Title of Officer]

[Corporate Seal]

ATTEST:



[Assistant] Secretary

     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and Acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

     Subscribed and sworn before me this ___ day of   ______________ , 19___ .




                              NOTARY PUBLIC


                              COUNTY OF
                              STATE OF
                              My Commission expires the     day
                              of ________________ , 19 ___

                                                                       Exhibit K

                     FORM OF ADDITIONAL MATTER INCORPORATED INTO
                THE FORM OF THE FIRST LEVEL CERTIFICATE TRUST CERTIFICATES


     This Certificate does not represent an obligation of or interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

     This certifies that the above-named Registered Owner is the registered owner of certain interests in a trust fund (the "First Level Certificate Trust Fund") whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans"), formed and administered by PNC Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below. The Mortgage Pool was created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), between the Company and First Bank National Association, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portion of the First Level Certificate Trust Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.05 of the Pooling Agreement.

     Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

     Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                              FIRST BANK NATIONAL ASSOCIATION, as Trustee


                              ----------------------------------------------
                              By:





                    (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

          This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

FIRST BANK NATIONAL
ASSOCIATION, as Trustee


------------------------------------
By:




Dated:
       -----------------------------------

                          PNC MORTGAGE SECURITIES CORP.
                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

     This Certificate is one of a duly authorized issue of Certificates designated as First Level Certificate Trust Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the First Level Certificate Trust Fund.

     The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Trust Certificates, all as more specifically set forth herein and in the Pooling Agreement. In the event Company funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Company from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

     As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made by the Company from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Company of advances made, or certain expenses incurred, by it.

     The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company and the Trustee with the consent of the Holders of the Certificate Trust Certificates evidencing Percentage Interests aggregating not less than 66% of the Certificate Trust Fund. For the purposes of such provision and except as provided below, voting rights relating to 100% of the Aggregate Certificate Principal Balance will be allocated pro rata (by Certificate Principal Balance) among such Certificates. Any consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

     No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws. In the event that a transfer is to be made without registration or qualification under applicable laws, (i) in the event such transfer is made pursuant to Rule 144A under the Securities Act, the Company and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as Exhibit L to the Pooling Agreement, which investment letter shall not be an expense of the Company, the Master Servicer or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Securities Act, the Company may require an Opinion of Counsel satisfactory to the Company that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Company, the Master Servicer or the Trustee. Neither the Company nor the Trustee will register the Certificate under the Securities Act, qualify the Certificate under any state securities law or provide registration rights to any purchaser. Any Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portion of the First Level Certificate Trust Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

     A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling Agreement and the Mortgage Trust Fund, First Level Certificate Trust Fund and Certificate Trust Fund created thereby shall terminate upon (i) the later of the maturity or other liquidation (including repurchase by the Company) of the last Mortgage Loan remaining in the Mortgage Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company repurchases any Mortgage Loan pursuant to the Pooling Agreement, such Pooling Agreement requires that the Company pay to the Trustee in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus accrued interest at the applicable Pass-Through Rate to the next scheduled Due Date for the Mortgage Loan. The Pooling Agreement permits, but does not require, the Company to repurchase from the Mortgage Trust Fund all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Company's right to repurchase being subject to the aggregate unpaid Principal Balance of the Mortgage Loans at the time of repurchase being less than ten percent (10%) of the aggregate unpaid Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto

------------------------------------------------------------------------------

------------------------------------------------------------------------------

(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within Mortgage Pass-Through Certificate and hereby irrevocably constitutes and appoints _______________
Attorney to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.

Dated:
       ---------   -----------------------------------------------------------
                   Signature Guaranteed


                   ----------------------------------------------------------
                  NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                    EXHIBIT L

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]


             Description of Rule 144A Securities, including numbers:
                 _______________________________________________
                 _______________________________________________
                 _______________________________________________
                 _______________________________________________


     The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

     1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

     2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1996 between PNC Mortgage Securities Corp., as Depositor and Master Servicer, and First Bank National Association, as Trustee) pursuant to Section 5.01(f) of the Agreement, as follows:

          a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

          b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

          c. The Buyer has received and reviewed the Private Placement Memorandum dated as of November 26, 1996 relating to the Rule 144A Securities and has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee, the Company or the Master Servicer.

          d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule
     144A Securities.

          e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has (1) completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, or (2) obtained the waiver of the Company with respect to Annex 1 and Annex 2 pursuant to Section 5.01(f) of the Agreement. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          f. The Buyer is not affiliated with (i) the Trustee or (ii) any Rating Agency that rated the Rule 144A Securities.

          g. If applicable, the Buyer has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 12 issued December 13, 1988, by the Office of Regulatory Activities of the Federal Home Loan Bank System.

     3. The Buyer warrants and represents to, and covenants with, the Seller, the Master Servicer and the Company that (1) the Buyer is not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), subject to the prohibited transaction provisions of ERISA ("Plan"), or a plan (within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code")) subject to
Section 4975 of the Code (also a "Plan"), and the Buyer is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of any Plan, (2) the Buyer's purchase of the Rule 144A Securities is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement or
(iii) the Buyer is an insurance company, the source of funds to be used by it to purchase the Rule 144A Securities is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.

     4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.


     IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


-----------------------------       --------------------------------------
Print Name of Seller                Print Name of Buyer

By:                                By:
   --------------------------         -----------------------------------
   Name:                              Name:
   Title:                             Title:

Taxpayer Identification:                     Taxpayer Identification:

No.                                No.
   ---------------------------        ---------------------------------
Date:                                 Date:
     -------------------------             ----------------------------

                                                            ANNEX 1 TO EXHIBIT L


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

    The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

     2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ (1)/ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     ___ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     ___ BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
          (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

     ___ SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and
          (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___ BROKER-DEALER. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

     ___ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

     ___ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.


------------------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                     L-1-1

     ___ ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and is subject to the fiduciary responsibility provisions of ERISA.

     ___ INVESTMENT ADVISER. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

     ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___ BUSINESS DEVELOPMENT COMPANY. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     ___ TRUST FUND. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

     3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

     5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___      ___      Will the Buyer be purchasing the Rule 144A
  Yes      No       Securities only for the Buyer's own account?

     6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

                                     L-1-2

     7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                              ----------------------------------------
                              Print Name of Buyer

                              By:
                                  ----------------------------------
                                  Name:
                                  Title:

                              Date:
                                    --------------------------------


                                     L-1-3

                                                            ANNEX 2 TO EXHIBIT L


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]


     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

     2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

     5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                                     L-2-1

     6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                              --------------------------------------------------
                              Print Name of Buyer


                              By:
                                  ----------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------


                              IF AN ADVISER:

                              ------------------------------------------------
                              Print Name of Buyer


                              Date:
                                     -----------------------------------------
                              Signature
                                        --------------------------------------

(SEAL)


                                     L-2-2

                                                                       EXHIBIT M

[Date]

[Company]


Re: Pooling and Servicing Agreement dated as of December 1, 1996 among PNC Mortgage Securities Corp., as Depositor and Master Servicer, and First Bank National Association, as Trustee, relating to PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1996-4

Ladies and Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it or the Custodian on its behalf has reviewed the documents delivered to it or to the Custodian on its behalf pursuant to Section
2.01 of the Pooling and Servicing Agreement and has determined that (i) all documents required (in the case of instruments described in clauses (X)(vi) and (Y)(x) of the definition of "Mortgage File," known by the Trustee to be required) pursuant to the third paragraph of Section 2.01 of the Pooling and Servicing Agreement have been executed and received as of the date hereof are in its possession or in the possession of the Custodian on its behalf and (ii) all such documents have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. The Trustee has made no independent examination of such documents beyond the review specifically required in the above referenced Pooling and Servicing Agreement and has relied upon the purported genuineness and due execution of any such documents and upon the purported genuineness of any signature thereon. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.


                              -----------------------------------------
                              as Trustee

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                     -----------------------------------

                                                                     Exhibit O-1


                           MORTGAGE TRUST CERTIFICATE

                                    Class Y-1

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit", as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4                  Portion of the Class Y-1 Principal Balance as of
                               the Cut-Off Date evidenced by this
                               Certificate:
                               $
                                 -----------------------------------------
Class Y-1 Remittance Rate: 7.000%

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class Y-1 Principal Balance as of the Cut-Off Date:
$230,430.13


                              ---------------------
                                Registered Owner             Certificate No. ___



                                     O-1-1

                                                                     Exhibit O-2


                           MORTGAGE TRUST CERTIFICATE

                                    Class Y-2

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4             Portion of the Class Y-2 Principal Balance as of the
                          Cut-Off Date evidenced by this  Certificate:
                          $
                           ---------------------------------

Class Y-2 Remittance Rate: 8.000%

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class Y-2 Principal Balance as of the Cut-Off Date:
$495,828.09


                           -------------------------
                                Registered Owner             Certificate No. ___


                                     O-2-1

                                                                     Exhibit O-3


                           MORTGAGE TRUST CERTIFICATE

                                    Class Z-1

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.


Series 1996-4            Portion of the Class Z-1 Principal Balance as of the
                         Cut-Off Date evidenced by this
                         Certificate:
                         $
                          ---------------------------------------

Class Z-1 Remittance Rate: 7.000%

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class Z-1 Principal Balance as of the Cut-Off Date:
$45,981,128.26


                               ---------------------
                                Registered Owner             Certificate No. ___


                                      O-3-1

                                                                     Exhibit O-4


                           MORTGAGE TRUST CERTIFICATE

                                    Class Z-2

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4           Portion of the Class Z-2 Principal Balance as of the
                        Cut-Off Date evidenced by this
                        Certificate:
                        $
                          -------------------------------

Class Z-2 Remittance Rate: 8.000%

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class Z-2 Principal Balance as of the Cut-Off Date:
$98,669,789.57


                            --------------------------
                                Registered Owner             Certificate No. ___

                                     O-4-1

                                                                     Exhibit O-5


                           MORTGAGE TRUST CERTIFICATE

                                   Class IP-M

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4              Portion of the Class IP-M Principal Balance as of the
                           Cut-Off Date evidenced by this
                           Certificate:
                           $
                            ------------------------------------------

Class IP-M Remittance Rate: 0.00%

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IP-M Principal Balance as of the Cut-Off Date:
$336,248.15


                             -------------------------
                                Registered Owner             Certificate No. ___


                                     O-5-1

                                                                     Exhibit O-6


                           MORTGAGE TRUST CERTIFICATE

                                   Class IX-M

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.


Series 1996-4

                             Portion of the Class IX Notional Amount as of the Cut-Off Date evidenced by this Certificate:
                             $
Class IX-M Remittance Rate:    ---------------------------------------
7.000% applied to the
Class IX Notional Amount


Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IX-M Principal Balance as of the Cut-Off Date:
$0.00

Class IX Notional Amount as of the Cut-Off Date:
$2,589,942.00


                            ----------------------
                                Registered Owner             Certificate No. ___

                                      O-6-1

                                                                     Exhibit O-7


                           MORTGAGE TRUST CERTIFICATE

                                   Class IIP-M

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.

Series 1996-4            Portion of the Class IIP-M Principal Balance as of the
                         Cut-Off Date evidenced by this Certificate:
                         $
                         -----------------------------------------

Class IIP-M Remittance Rate:0.00%

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IIP-M Principal Balance as of the Cut-Off Date:
$993,737.28


                           -----------------------
                                Registered Owner             Certificate No. ___


                                     O-7-1

                                                                     Exhibit O-8


                           MORTGAGE TRUST CERTIFICATE

                                   Class IIX-M

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is December 27, 1996.


Series 1996-4             Portion of the Class IIX Notional Amount as of
                          the Cut-Off Date evidenced by this Certificate:
                          $
                           ----------------------------------------------

Class IIX-M Remittance Rate: 8.000% applied to the Class IIX Notional Amount

Cut-Off Date: December 1, 1996

First Distribution Date: January 27, 1997

Last Scheduled Distribution Date: January 25, 2027

Class IIX-M Principal Balance as of the Cut-Off Date:
$0.00

Class IIX Notional Amount as of the Cut-Off Date:
$3,122,756.00


                          -------------------------
                                Registered Owner             Certificate No. ___


                                     O-8-1

                                                                       Exhibit P
                 FORM OF ADDITIONAL MATTER INCORPORATED INTO
                 THE FORM OF THE CERTIFICATE TRUST CERTIFICATES

     This Certificate does not represent an obligation of or interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

     This certifies that the above-named Registered Owner is the registered owner of certain interests in a trust fund (the "Certificate Trust Fund") whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans"), formed and administered by PNC Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below. The Mortgage Pool was created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), between the Company and First Bank National Association, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portion of the Certificate Trust Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.07 of the Pooling Agreement.

     Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

     Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                              FIRST BANK NATIONAL ASSOCIATION, as Trustee


                              ----------------------------------------------
                              By:





                    (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

          This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

FIRST BANK NATIONAL
ASSOCIATION, as Trustee



-------------------------------------
By:




Dated:
       -----------------------------

                          PNC MORTGAGE SECURITIES CORP.
                        MORTGAGE PASS-THROUGH CERTIFICATE

     This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the Certificate Trust Fund.

     The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the First Level Certificate Trust Certificates, all as more specifically set forth herein and in the Pooling Agreement. In the event Company funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Company from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

     As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made by the Company from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Company of advances made, or certain expenses incurred, by it.

     The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company and the Trustee with the consent of the Holders of the Certificate Trust Certificates evidencing Percentage Interests aggregating not less than 66% of the Certificate Trust Fund. For the purposes of such provision and except as provided below, voting rights relating to 100% of the Aggregate Certificate Principal Balance will be allocated pro rata (by Certificate Principal Balance) among such Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

     No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws. In the event that a transfer is to be made without registration or qualification under applicable laws, (i) in the event such transfer is made pursuant to Rule 144A under the Securities Act, the Company and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as Exhibit L to the Pooling Agreement, which investment letter shall not be an expense of the Company, the Master Servicer or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Securities Act, the Company may require an Opinion of Counsel satisfactory to the Company that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Company, the Master Servicer or the Trustee. Neither the Company nor the Trustee will register the Certificate under the Securities Act, qualify the Certificate under any state securities law or provide registration rights to any purchaser. Any Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portion of the Certificate Trust Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

     A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling Agreement and the Mortgage Trust Fund, First Level Certificate Trust Fund and Certificate Trust Fund created thereby shall terminate upon (i) the later of the maturity or other liquidation (including repurchase by the Company) of the last Mortgage Loan remaining in the Mortgage Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company repurchases any Mortgage Loan pursuant to the Pooling Agreement, such Pooling Agreement requires that the Company pay to the Trustee in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus accrued interest at the applicable Pass-Through Rate to the next scheduled Due Date for the Mortgage Loan. The Pooling Agreement permits, but does not require, the Company to repurchase from the Mortgage Trust Fund all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Company's right to repurchase being subject to the aggregate unpaid Principal Balance of the Mortgage Loans at the time of repurchase being less than ten percent (10%) of the aggregate unpaid Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto

----------------------------------------------------------------------------

---------------------------------------------------------------------------

(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within Mortgage Pass-Through Certificate and hereby irrevocably constitutes
and appoints   _________________
Attorney to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.

Dated:
       ------------   --------------------------------------------------
                      Signature Guaranteed


                      -------------------------------------------------
                      NOTICE: The signature to this assignment must
                              correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.